           As filed with the Securities and Exchange Commission on April 4, 2008

                                            1933 Act Registration No. 333-43373

                                            1940 Act Registration No. 811-08569
--------------------------------------------------------------------------------
                       SECURITIES AND EXCHANGE COMMISSION


                             Washington, D.C. 20549

                                    FORM N-4

          REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 / /

                      POST-EFFECTIVE AMENDMENT NO. 13 /X/

                                      and

      REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940 / /

                              AMENDMENT NO. 14 /X/

                    Lincoln Life Variable Annuity Account Q
                           (Exact Name of Registrant)

                           Multi-Fund (Reg. TM) Group

                  THE LINCOLN NATIONAL LIFE INSURANCE COMPANY
                              (Name of Depositor)

                           1300 South Clinton Street
                              Post Office Box 1110
                           Fort Wayne, Indiana 46801
              (Address of Depositor's Principal Executive Offices)

       Depositor's Telephone Number, Including Area Code: (260) 455-2000

                           Dennis L. Schoff, Esquire
                  The Lincoln National Life Insurance Company
                           1300 South Clinton Street
                              Post Office Box 1110
                              Fort Wayne, IN 46801
                    (Name and Address of Agent for Service)

                                    Copy to:

                             Brian Burke, Esquire
                  The Lincoln National Life Insurance Company
                           1300 South Clinton Street
                              Post Office Box 1110
                             Fort Wayne, IN 46801

            Approximate Date of Proposed Public Offering: Continuous

It is proposed that this filing will become effective:

/ /  immediately upon filing pursuant to paragraph (b) of Rule 485

/x/  on April 30, 2008, pursuant to paragraph (b) of Rule 485

/ /  60 days after filing pursuant to paragraph (a)(1) of Rule 485

/ /  on ______________, pursuant to paragraph (a)(1) of Rule 485

                     Title of Securities being registered:
              Interests in a separate account under group flexible
                  payment deferred variable annuity contracts.

Lincoln Life Variable Annuity Account Q
Group Variable Annuity Contracts

Home Office:
The Lincoln National Life Insurance Company
1300 South Clinton
Fort Wayne, Indiana 46802




Servicing Office:
The Lincoln National Life Insurance Company
PO Box 2340
Fort Wayne, IN 46808
1-800-341-0441
www.LFG.com

This prospectus describes the group variable annuity contract and an individual certificate that is issued by The Lincoln National Life Insurance Company (Lincoln Life). They are primarily for use with nonqualified plans and qualified retirement plans. Generally, you do not pay federal income tax on the contract's growth until it is paid out. Qualified retirement plans already provide for tax deferral. Therefore, there should be reasons other than tax deferral for acquiring the contract within a qualified plan. The contract is designed to accumulate account value, and as permitted by the plan, to provide retirement income that you cannot outlive or for an agreed upon time. These benefits may be a variable or fixed amount or a combination of both. If a participant dies before the annuity commencement date, we pay the beneficiary or the plan a death benefit.

Participants choose whether account value accumulates on a variable or a fixed (guaranteed) basis or both. If participants allocate contributions to the fixed account, we guarantee principal and a minimum interest rate. We limit withdrawals and transfers from the fixed side of the contract.

Allocated and unallocated contracts are available. In an allocated contract, we maintain an account value on behalf of each individual participant, and the employer if requested; each participant receives a certificate. Under an unallocated contract, the employer or an administrator performs participant accounting. Allocated and unallocated contracts have different features.

All purchase payments for benefits on a variable basis will be placed in Lincoln Life Variable Annuity Account Q (variable annuity account (VAA). The VAA is a segregated investment account of Lincoln Life.

The participants take all the investment risk on the contract value and the retirement income for amounts placed into one or more of the contracts variable options. If the subaccounts you select make money, your contract value goes up; if they lose money, it goes down. How much it goes up or down depends on the performance of the subaccounts you select. We do not guarantee how any of the variable options or their funds will perform. Also, neither the U.S. Government nor any federal agency insures or guarantees your investment in the contract.

The available subaccounts, and the funds in which they invest, are listed below. The contractowner decides which of these subaccounts are available under the contract for participant allocations. For more information about the investment objectives, policies and risk of the funds please refer to the Prospectuses for the funds.

AllianceBernstein Variable Products Series Fund (Class B):
     AllianceBernstein Global Technology Portfolio
     AllianceBernstein Growth and Income Portfolio
American Funds Insurance Series (Class 2):
     American Funds Global Growth Fund
     American Funds Growth Fund
     American Funds Growth-Income Fund
     American Funds International Fund

Delaware VIP Trust (Standard Class):

     Delaware VIP Diversified Income Series
   Delaware VIP High Yield Series
     Delaware VIP REIT Series
     Delaware VIP Trend Series
     Delaware VIP Value Series

Delaware VIP Trust (Service Class):
     Delaware VIP Small Cap Value Series
DWS Investments VIT Funds (Class A):
     DWS Equity 500 Index VIP
     DWS Small Cap Index VIP
Fidelity (Reg. TM) Variable Insurance Products (Service Class):
     Fidelity (Reg. TM) Contrafund (Reg. TM) Portfolio
     Fidelity (Reg. TM) Growth Portfolio

Lincoln Variable Insurance Products Trust (Service Class):
     LVIP Baron Growth Opportunities Fund

Lincoln Variable Insurance Products Trust (Standard Class):
     LVIP Cohen & Steers Global Real Estate Fund
     LVIP Delaware Bond Fund
     LVIP Delaware Growth and Income Fund
     LVIP Delaware Managed Fund
     LVIP Delaware Social Awareness Fund
     LVIP Delaware Special Opportunities Fund
     LVIP FI Equity-Income Fund
     LVIP Janus Capital Appreciation Fund
     LVIP Mondrian International Value Fund

     LVIP Money Market Fund

     LVIP SSgA S&P 500 Index Fund*
     (formerly LVIP S&P 500 Fund)
     LVIP SSgA Small Cap Index Fund
     (formerly LVIP Small Cap Index Fund)
     LVIP T. Rowe Price Structured Mid-Cap Growth Fund
     LVIP UBS Global Asset Allocation Fund
     LVIP Wilshire 2010 Profile Fund
     LVIP Wilshire 2020 Profile Fund
     LVIP Wilshire 2030 Profile Fund
     LVIP Wilshire 2040 Profile Fund
     LVIP Wilshire Aggressive Profile Fund
     LVIP Wilshire Conservative Profile Fund
     LVIP Wilshire Moderate Profile Fund
     LVIP Wilshire Moderately Aggressive Profile Fund

MFS (Reg. TM) Variable Insurance TrustSM (Initial Class):

     MFS (Reg. TM) Utilities Series
Neuberger Berman Advisers Management Trust (I Class):
     Mid-Cap Growth Portfolio


*"S&P 500" is a trademark of The McGraw-Hill Companies, Inc. and has been licensed for use by Lincoln Variable Insurance Products Trust and its affiliates. The product is not sponsored, endorsed, sold or promoted by Standard & Poor's and Standard & Poor's makes no representation regarding the advisability of purchasing the product. (Please see the Statement of Additional Information which sets forth additional disclaimers and limitations of liability on behalf of S&P.)


This prospectus gives you information about the contracts that contractowners and participants should know before investing. You should also review the prospectuses for the funds that accompany this prospectus, and keep all prospectuses for future reference.

Neither the SEC nor any state securities commission has approved this contract or determined that this prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

More information about the contracts is in the current Statement of Additional Information (SAI), dated the same date as this prospectus. The SAI terms are made part of this prospectus, and for a free copy of the SAI, write: The Lincoln National Life Insurance Company, P. O. Box 2340, Fort Wayne, IN 46808 or call 1-800-341-0441. The SAI and other information about Lincoln Life and the VAA are also available on the SEC's website (http://www.sec.gov). There is a table of contents for the SAI on the last page of this prospectus.


April 30, 2008

Table of Contents



Item                                                        Page
Special Terms                                                4
Expense Tables                                               5
Summary of Common Questions                                  9
The Lincoln National Life Insurance Company                 10
Variable Annuity Account (VAA)                              11
Fixed Side of the Contract                                  11
Investments of the VAA                                      11
Charges and Other Deductions                                14
 Surrender Charges                                          15
 Additional Information                                     15
The Contracts                                               17
 Purchase of the Contracts                                  17
 Transfers On or Before the Annuity Commencement Date       18
 Death Benefit Before the Annuity Commencement Date         21
 Loans                                                      24
Distribution of the Contracts                               25
 Annuity Payouts                                            26
Federal Tax Matters                                         27
Additional Information                                      30
 Voting Rights                                              30
 Return Privilege                                           30
 Other Information                                          31
 Legal Proceedings                                          31
Contents of the Statement of Additional Information (SAI)
for Lincoln Life Variable Annuity Account Q                 32
Appendix A - Condensed Financial Information                A-1

Special Terms
In this prospectus, the following terms have the indicated meanings:

Account or variable annuity account (VAA) - The segregated investment account, Account Q, into which we set aside and invest the assets for the variable side of the contract offered in this prospectus.

Account value - At a given time before the annuity commencement date, the value of all accumulation units for a contract plus the value of the fixed side of the contract.

Accumulation unit - A measure used to calculate contract value for the variable side of the contract before the annuity commencement date.


Annuitant - The person upon whose life the annuity benefit payments are based, and upon whose life a death benefit may be paid.

Annuity commencement date - The valuation date when funds are withdrawn or converted into annuity units or fixed dollar payout for payment of retirement income benefits under the annuity payout option you select.


Annuity payout - An amount paid at regular intervals after the annuity commencement date under one of several options available to the annuitant and/or any other payee. This amount may be paid on a variable or fixed basis, or a combination of both.

Annuity unit - A measure used to calculate the amount of annuity payouts for the variable side of the contract after the annuity commencement date. See Annuity Payouts.

Beneficiary - The person or entity designated by a non-ERISA 403(b) plan participant or an annuitant to receive any death benefit paid if the participant or annuitant dies before the annuity commencement date.

Contractowner - The party named on the group annuity contract (for example, an employer, a retirement plan trust, an association, or other entity allowed by law).

Contract year - Each one-year period starting with the effective date of the contract and starting with each contract anniversary after that.

Death benefit-Before the annuity commencement date, the amount payable to a designated beneficiary if a participant under a 403(b) plan not subject to ERISA dies.


FINRA - Financial Industry Regulatory Authority.


Lincoln Life (we, us, our) - The Lincoln National Life Insurance Company.

Net Contributions - The sum of all contributions credited to the participant's account value less any amounts paid when a withdrawal occurs and less any outstanding loan balance.

Participant - A person defined as a participant in the plan, who has enrolled under a contract, and under an allocated group contract, on whose behalf Lincoln Life maintains an account.

Participant year - A 12-month period starting with the date we receive the first contribution on behalf of a participant and on each anniversary after that.

Plan - The retirement program that an employer offers to its employees for which a contract is used to accumulate funds.


SEC - Securities and Exchange Commission.


Subaccount - The portion of the VAA that reflects investments in accumulation and annuity units of a class of a particular fund available under the contracts. There is a separate subaccount which corresponds to each class of a fund.

Valuation date - Each day the New York Stock Exchange (NYSE) is open for trading.


Valuation period - The period starting at the close of trading (currently 4:00 p.m. New York time) on each day that the NYSE is open for trading (valuation date) and ending at the close of such trading on the next valuation date.

Expense Tables
The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering the contract.

The first table describes the fees and expenses that contractowners or participants will pay at the time that you buy the contract, surrender the contract, or transfer contract value between investment options and/or the fixed account. State premium taxes may also be deducted.

Annual account fee: $25

(allocated contract, per contractowner/participant)

Loan establishment fee per loan (where allowed by law): $35

We may reduce or waive these charges in certain situations. See Charges and Other Deductions.


Contractowner or Participant Transaction Expenses:



  o   Surrender charge (as a percentage of account value surrendered/withdrawn):      6.0%*

* The surrender charge percentage is reduced over time. The later the redemption occurs, the lower the surrender charge with respect to that surrender or withdrawal. We may reduce or waive this charge in certain situations. See Charges and Oother Deductions - Surrender Charge.



Separate Account Q expenses (as a percentage of average daily net assets in the subaccounts):




"standard" mortality and expense risk charge     1.002%
"1st breakpoint" mortality and expense charge*   .75%
"2nd breakpoint" mortality and expense charge*   .55%

* Only certain contracts or plans are eligible for a breakpoint charge.


For information concerning compensation paid for the sale of the contracts, see
- Distribution of the Contracts.



The next item shows the minimum and maximum total annual operating expenses charged by the funds that you may pay periodically during the time that you own the contract. The expenses are for the year ended December 31, 2007. More detail concerning each fund's fees and expenses is contained in the prospectus for each fund.





                                                    Maximum      Minimum
                                                   ---------    --------
Total Annual Fund Operating Expenses
(expenses that are deducted from fund assets,
including management fees, distribution and/or
service (12b-1) fees, and other expenses):         6.06%        0.31%
Net Total Annual Fund Operating Expenses
(after contractual waivers/reimbursements*):       1.29%        0.28%



* Eighteen of the funds have entered into contractual waiver or reimbursement arrangements that may reduce fund management and other fees and/or expenses during the period of the arrangement. These arrangements vary in length, but no arrangement will terminate before April 30, 2009.


The following table shows the expenses charged by each fund for the year ended
   December 31, 2007:



(as a percentage of each fund's average net assets):


                                                              Management                      Other
                                                                 Fees        12b-1 Fees      Expenses
                                                               (before        (before        (before
                                                                 any            any            any
                                                               waivers/       waivers/       waivers/
                                                              reimburse-     reimburse-     reimburse-
                                                                ments)   +     ments)   +     ments)   +
AllianceBernstein VPS Global Technology Portfolio (Class B)   0.75   %       0.25   %       0.17   %
AllianceBernstein VPS Growth and Income Portfolio (Class B)   0.55           0.25           0.04
American Funds Global Growth Fund (Class 2)*                  0.53           0.25           0.02
American Funds Growth Fund (Class 2)*                         0.32           0.25           0.01
American Funds Growth-Income Fund (Class 2)*                  0.26           0.25           0.01
American Funds International Fund (Class 2)*                  0.49           0.25           0.03
Delaware VIP Diversified Income Series (Standard Class) (1)   0.64           0.00           0.09
Delaware VIP High Yield Series (Standard Class)(2)            0.65           0.00           0.10



                                                                                                      Total
                                                                                                    Expenses
                                                                               Total                 (after
                                                                              Expenses     Total    Contractu
                                                                              (before   Contractual    ua
                                                               Acquired         any      waivers/   waivers/
                                                                 Fund         waivers/  reimburse-  reimburse
                                                               Fees and      reimburse-    ments       e-
                                                               Expenses  =     ments)    (if any)    ments)
AllianceBernstein VPS Global Technology Portfolio (Class B)   0.00   %       1.17   %
AllianceBernstein VPS Growth and Income Portfolio (Class B)   0.00           0.84
American Funds Global Growth Fund (Class 2)*                  0.00           0.80
American Funds Growth Fund (Class 2)*                         0.00           0.58
American Funds Growth-Income Fund (Class 2)*                  0.00           0.52
American Funds International Fund (Class 2)*                  0.00           0.77
Delaware VIP Diversified Income Series (Standard Class) (1)   0.00           0.73
Delaware VIP High Yield Series (Standard Class)(2)            0.00           0.75       -0.01   %   0.74   %

                                                                  Management                      Other
                                                                     Fees        12b-1 Fees      Expenses
                                                                   (before        (before        (before
                                                                     any            any            any
                                                                   waivers/       waivers/       waivers/
                                                                  reimburse-     reimburse-     reimburse-
                                                                    ments)   +     ments)   +     ments)   +
Delaware VIP REIT Series (Standard Class)(3)                      0.73   %       0.00   %       0.10   %
Delaware VIP Small Cap Value Series (Service Class)(4)            0.71           0.30           0.10
Delaware VIP Trend Series (Standard Class)(5)                     0.75           0.00           0.11
Delaware VIP Value Series (Standard Class)(6)                     0.64           0.00           0.09
DWS Equity 500 Index VIP (Class A)(7)(8)                          0.19           0.00           0.12
DWS Small Cap Index VIP (Class A)(8)(9)                           0.35           0.00           0.15
Fidelity (Reg. TM) VIP Contrafund Portfolio (Service Class)(10)   0.56           0.10           0.09
Fidelity (Reg. TM) VIP Growth Portfolio (Service Class)(11)       0.56           0.10           0.09
LVIP Baron Growth Opportunities (Service Class)(12)               1.00           0.25           0.08
LVIP Cohen & Steers Global Real Estate Fund (Standard
 Class)(13)(14)                                                   0.95           0.00           0.15
LVIP Delaware Bond Fund (Standard Class)                          0.34           0.00           0.06
LVIP Delaware Growth and Income Fund (Standard Class)             0.33           0.00           0.07
LVIP Delaware Managed Fund (Standard Class)                       0.40           0.00           0.08
LVIP Delaware Social Awareness Fund (Standard Class)              0.35           0.00           0.06
LVIP Delaware Special Opportunities Fund (Standard Class)         0.37           0.00           0.07
LVIP FI Equity-Income Fund (Standard Class)(15)                   0.73           0.00           0.08
LVIP Janus Capital Appreciation Fund (Standard Class)(16)         0.74           0.00           0.08
LVIP Mondrian International Value Fund (Standard Class)           0.68           0.00           0.12
LVIP Money Market Fund (Standard Class)                           0.37           0.00           0.07
LVIP SSgA S&P 500 Index Fund (Standard Class)(17)                 0.24           0.00           0.08
LVIP SSgA Small-Cap Index Fund (Standard Class)(18)               0.32           0.00           0.16
LVIP T. Rowe Price Structured Mid-Cap Growth Fund
 (Standard Class)                                                 0.73           0.00           0.09
LVIP UBS Global Asset Allocation Fund (Standarrd Class)(19)       0.73           0.00           0.14
LVIP Wilshire 2010 Profile Fund (Standard Class)(20)(21)          0.25           0.00           3.18
LVIP Wilshire 2020 Profile Fund (Standard Class)(20)(21)          0.25           0.00           1.45
LVIP Wilshire 2030 Profile Fund (Standard Class)(20)(21)          0.25           0.00           2.61
LVIP Wilshire 2040 Profile Fund (Standard Class)(20)(21)          0.25           0.00           4.89
LVIP Wilshire Aggressive Profile Fund (Standard Class)(20)(21)    0.25           0.00           0.09
LVIP Wilshire Conservative Profile Fund (Standard
 Class)(20)(21)                                                   0.25           0.00           0.08
LVIP Wilshire Moderate Profile Fund (Standard Class)(20)(21)      0.25           0.00           0.04
LVIP Wilshire Moderately Aggressive Profile Fund (Standard
 Class)(20)(21)                                                   0.25           0.00           0.04
MFS (Reg. TM) VIT Utilities Series (Standard Class)(22)(23)       0.75           0.00           0.10
Neuberger Berman Mid-Cap Growth Portfolio (I Class)(24)           0.82           0.00           0.07



                                                                                                          Total
                                                                                                        Expenses
                                                                                   Total                 (after
                                                                                  Expenses     Total    Contractu
                                                                                  (before   Contractual    ua
                                                                   Acquired         any      waivers/   waivers/
                                                                     Fund         waivers/  reimburse-  reimburse
                                                                   Fees and      reimburse-    ments       e-
                                                                   Expenses  =     ments)    (if any)    ments)
Delaware VIP REIT Series (Standard Class)(3)                      0.00   %       0.83   %
Delaware VIP Small Cap Value Series (Service Class)(4)            0.00           1.11       -0.05   %   1.06   %
Delaware VIP Trend Series (Standard Class)(5)                     0.00           0.86
Delaware VIP Value Series (Standard Class)(6)                     0.00           0.73
DWS Equity 500 Index VIP (Class A)(7)(8)                          0.00           0.31       -0.03       0.28
DWS Small Cap Index VIP (Class A)(8)(9)                           0.00           0.50
Fidelity (Reg. TM) VIP Contrafund Portfolio (Service Class)(10)   0.00           0.75
Fidelity (Reg. TM) VIP Growth Portfolio (Service Class)(11)       0.00           0.75
LVIP Baron Growth Opportunities (Service Class)(12)               0.00           1.33       -0.04       1.29
LVIP Cohen & Steers Global Real Estate Fund (Standard
 Class)(13)(14)                                                   0.00           1.10       -0.25       0.85
LVIP Delaware Bond Fund (Standard Class)                          0.00           0.40
LVIP Delaware Growth and Income Fund (Standard Class)             0.00           0.40
LVIP Delaware Managed Fund (Standard Class)                       0.00           0.48
LVIP Delaware Social Awareness Fund (Standard Class)              0.00           0.41
LVIP Delaware Special Opportunities Fund (Standard Class)         0.00           0.44
LVIP FI Equity-Income Fund (Standard Class)(15)                   0.00           0.81       -0.07       0.74
LVIP Janus Capital Appreciation Fund (Standard Class)(16)         0.00           0.82       -0.13       0.69
LVIP Mondrian International Value Fund (Standard Class)           0.00           0.80
LVIP Money Market Fund (Standard Class)                           0.00           0.44
LVIP SSgA S&P 500 Index Fund (Standard Class)(17)                 0.00           0.32       -0.04       0.28
LVIP SSgA Small-Cap Index Fund (Standard Class)(18)               0.00           0.48       -0.02       0.46
LVIP T. Rowe Price Structured Mid-Cap Growth Fund
 (Standard Class)                                                 0.00           0.82
LVIP UBS Global Asset Allocation Fund (Standarrd Class)(19)       0.05           0.92
LVIP Wilshire 2010 Profile Fund (Standard Class)(20)(21)          0.76           4.19       -3.18       1.01
LVIP Wilshire 2020 Profile Fund (Standard Class)(20)(21)          0.79           2.49       -1.45       1.04
LVIP Wilshire 2030 Profile Fund (Standard Class)(20)(21)          0.88           3.74       -2.61       1.13
LVIP Wilshire 2040 Profile Fund (Standard Class)(20)(21)          0.92           6.06       -4.89       1.17
LVIP Wilshire Aggressive Profile Fund (Standard Class)(20)(21)    1.02           1.36       -0.09       1.27
LVIP Wilshire Conservative Profile Fund (Standard
 Class)(20)(21)                                                   0.77           1.10       -0.08       1.02
LVIP Wilshire Moderate Profile Fund (Standard Class)(20)(21)      0.89           1.18       -0.04       1.14
LVIP Wilshire Moderately Aggressive Profile Fund (Standard
 Class)(20)(21)                                                   0.92           1.21       -0.04       1.17
MFS (Reg. TM) VIT Utilities Series (Standard Class)(22)(23)       0.00           0.85       -0.03       0.82
Neuberger Berman Mid-Cap Growth Portfolio (I Class)(24)           0.00           0.89



(*) The investment adviser is voluntarily waiving up to 10% of its management fee. The waiver may be discontinued at any time in consultation with the Series' board, but it is expected to continue at its current level until further review. Total annual fund operating expenses do not reflect this waiver. Information regarding the effect of any waiver on total annual fund operating expenses can be found in the Financial Highlights table in the Series' prospectus and in the audited financial statements in the Series' annual report.

(1) The investment advisor for the Delaware VIP Diversified Income Series is Delaware Management Company ("DMC"). Under its Management Agreement, the Series pays an annual management fee based on average daily net assets as follows: 0.65% on the first $500 million, 0.60% on the next $500 million, 0.55% on the next $1.5 billion, and 0.50% on assets in excess of $2.5 billion.

(2) The investment advisor for the Delaware VIP High Yield Series is Delaware Management Company ("DMC"). For the period May 1, 2007 through April 30, 2009, the advisor has contracted to waive all or a portion of its investment advisory fees and/or reimburse expenses in order to prevent total annual series operating expenses (excluding any 12b-1 plan expenses, taxes, interest, inverse floater program expenses, brokerage fees, certain insurance costs, and non-routine expenses or costs, including, but not limited to, those relating to reorganizations, litigation, certain Trustee retirement plan expenses, conducting shareholder meetings, and liquidations (collectively, "non-routine expenses"))from exceeding, in an aggregate amount, 0.74% of average daily net assets. Under its Management Agreement, the Series pays an annual management fee based on average daily net assets as follows: 0.65% on the first $500 million, 0.60% on the next $500 million, 0.55% on the next $1.5 billion, and 0.50% on assets in excess of $2.5 billion.

(3) The investment advisor for the Delaware VIP REIT Series is Delaware Management Company ("DMC"). For the period May 1, 2007 through April 30, 2008, the advisor contracted to waive all or a portion of its investment advisory fees and/or reimburse expenses in order to prevent total annual operating series expenses (excluding any 12b-1 plan expenses, taxes, interest, inverse floater program expenses, brokerage fees, certain insurance costs, and non-routine expenses or costs, including, but not limited to, those relating to reorganizations, litigation, certain Trustee retirement plan expenses, conducting shareholder meetings, and liquidations (collectively, "non-routine expenses")) from exceeding, in an aggregate amount, 1.00% of average daily net assets. Under its Management Agreement, the Series pays an annual management fee based on average daily net assets as follows: 0.75% on the first $500 million, 0.70% on the next $500 million, 0.65% on the next $1.5 billion, and 0.60% on assets in excess of $2.5 billion.

(4) The investment advisor for the Delaware VIP Small Cap Value Series is Delaware Management Company ("DMC"). Under its Management Agreement, the Series pays an annual management fee based on average daily net assets as follows: 0.75% on the first $500 million, 0.70% on the next $500 million, 0.65% on the next $1.5 billion, and 0.60% on assets in excess of $2.5 billion. The Service Class shares are subject to an annual 12b-1 fee of not more than 0.30%. Effective May 1, 2007 through April 30, 2009, Delaware Distributors, L.P. has contracted to limit the Service Class shares 12b-1 fee to no more than 0.25% of average daily net assets.

(5) The investment advisor for the Delaware VIP Trend Series is Delaware Management Company ("DMC"). Under its Management Agreement, the Series pays an annual management fee based on average daily net assets as follows: 0.75% on the first $500 million, 0.70% on the next $500 million, 0.65% on the next $1.5 billion, and 0.60% on assets in excess of $2.5 billion.

(6) The investment advisor for the Delaware VIP Value Series is Delaware Management Company ("DMC"). For the period May 1, 2007 until such time as the waiver is discontinued, the advisor has agreed to voluntarily waive all or a portion of its investment advisory fees and/or reimburse expenses in order to prevent total annual series operating expenses (excluding any 12b-1 plan expenses, taxes, interest, inverse floater program expenses, brokerage fees, certain insurance costs, and non-routine expenses or costs, including, but not limited to, those relating to reorganizations, litigation, certain Trustee retirement plan expenses, conducting shareholder meetings, and liquidations (collectively, "non-routine expenses")) from exceeding, in an aggregate amount, 0.60% of average daily net assets. Under its Management Agreement, the Series pays an annual management fee based on average daily net assets as follows: 0.65% on the first $500 million, 0.60% on the next $500 million, 0.55% on the next $1.5 billion, and 0.50% on assets in excess of $2.5 billion.

(7) Through April 30, 2009, the Advisor has contractually agreed to waive all or a portion of its management fee and reimburse or pay operating expenses of the fund to the extent necessary to maintain the fund's operating expenses at 0.28% for Class A, excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest.

(8) "Other Expenses" are based on estimated amounts for the current fiscal year. Actual expenses may be different. Includes 0.10% administration fee.


(9) Through September 30, 2008, the Advisor has contractually agreed to waive all or a portion of its management fee and reimburse or pay operating expenses of the fund to the extent necessary to maintain the fund's operating expenses at 0.47% for Class A, excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest.

(10) Contrafund - A portion of the brokerage commissions that the fund pays may be reimbursed and used to reduce the fund's expenses. In addition, through arrangements with the fund's custodian, credits realized as a result of uninvested cash balances are used to reduce the fund's custodian expenses. Including these reductions, the total class operating expenses would have been 0.74% for Service Class. These offsets may be discontinued at any time.

(11) Growth. A portion of the brokerage commissions that the fund pays may be reimbursed and used to reduce the fund's expenses. In addition, through arrangements with the fund's custodian, credits realized as a result of uninvested cash balances are used to reduce the fund's custodian expenses. Including these reductions, the total class operating expenses would have been 0.74% for Service Class. These offsets may be discontinued at any time.

(12) The adviser has contractually agreed to reimburse the fund's Service Class to the extent that the fund's Total Annual Fund Operating Expenses exceed 1.29% of average daily net assets. The Agreement will continue at least through April 30, 2009 and renew automatically for one-year terms unless the adviser provides written notice of termination to the fund.

(13) The adviser has contractually agreed to reimburse the fund's Standard Class to the extent that the fund's Total Annual Fund Operating Expenses exceed 0.85% of average daily net assets. The Agreement will continue at least through April 30, 2009 and renew automatically for one-year terms unless the adviser provides written notice of termination to the fund.

(14) The adviser has contractually agreed to waive the following portion of its advisory fee for the fund: 0.22% on the first $250,000,000 of average daily net assets of the fund and 0.32% on the excess over $250,000,000 of average daily net assets of the fund. The fee waiver will continue at least through April 30, 2009, and renew automatically for one-year terms unless the adviser provides written notice of termination to the fund.

(15) The adviser has contractually agreed to waive a portion of its advisory fee through April 30, 2009. The waiver amount is: 0.03% on the first $250,000,000 of average daily net assets of the fund; 0.08% on the next $500,000,000 of average daily net assets of the fund; and 0.13% of average daily net assets of the fund in excess of $750,000,000. The waiver will renew automatically for one-year terms unless the adviser provides written notice of termination to the fund.

(16) The adviser has contractually agreed to waive a portion of its advisory fee through April 30, 2009. The waiver amount is: 0.15% on the first $100,000,000 of average daily net assets of the fund; 0.10% of the next $150,000,000 of average daily net assets of the fund; 0.15% on the next $250,000,000 of average daily net assets of the fund; 0.10% on the next $250,000,000 of average daily net assets of the fund; 0.15% on the next $750,000,000 of average daily net assets of the fund; and 0.20% on the excess of $1.5 billion of average daily net assets of the fund. The waiver will renew automatically for one-year terms unless the adviser provides written notice of termination to the fund.

(17) The adviser has contractually agreed to reimburse the fund's Standard Class to the extent that the fund's Total Annual Fund Operating Expenses exceed 0.28% of average daily net assets. The Agreement will continue at least through April 30, 2009 and renew automatically for one-year terms unless the adviser provides written notice of termination to the fund.

(18) The adviser has contractually agreed to reimburse the fund's Standard Class to the extent that the fund's Total Annual Fund Operating Expenses exceed 0.46% of average daily net assets. The Agreement will continue at least through April 30, 2009 and renew automatically for one-year terms unless the adviser provides written notice of termination to the fund.

(19) Acquired Fund Fees and Expenses (AFFE) n the chart are based on the 2007 fees and expenses of the Relationship Funds owned by the fund during 2007 and are provided to show you an estimate of the underlying fee and expenses attributable to the fund.

(20) The "Acquired Fund Fees and Expenses (AFFE)" in the chart are based on the 2007 fees and expenses of the underlying funds that were owned by each Profile fund during 2007 and are provided to show you an estimate of the underlying fees and expenses attributable to each fund. Each funds' expense ratio will vary based on the actual allocations to the underlying funds that occurred through the year.

(21) The adviser has contractually agreed to reimburse each fund's Standard Class to the extent that the fund's Total Annual Fund Operating Expenses (excluding underlying fund fees and expenses) exceed 0.25% of average daily net assets. The agreement will continue at least through April 30, 2009 and renew automatically for one-year terms unless the adviser provides written notice of termination to the fund.

(22) The fund has entered into an expense offset arrangement that reduces the fund's custodian fee based upon the amount of cash maintained by the fund with its custodian and dividend disbursing agent. Such fee reduction is not reflected in the table. Had this fee reduction been taken into account, "Net Expenses" would be lower.

(23) MFS has agreed in writing to reduce its management fee to 0.70% annually on average daily net assets in excess of $1 billion. This written agreement will remain in effect until modified by the funds' Board of Trustees.

(24) Neuberger Berman Management Inc. ("NBMI") has undertaken through December 31, 2011 to waive fees and/or reimburse certain operating expenses, including the compensation of NBMI (except with respect to Balanced, Lehman Brothers Short Duration Bond, Mid-Cap Growth, and Partners Portfolios) and excluding taxes, interest, extraordinary expenses, brokerage commissions and transaction costs, that exceed, in the aggregate, 1% of average daily net asset value of the Balanced, Lehman Brothers Short Duration Bond, Mid-Cap Growth and Partners Portfolios; and 1.50% of the average daily net asset value of the Regency Portfolio. The expense limitation arrangements for the Portfolios are contractual and any excess expenses can be repaid to NBMI within three years of the year incurred, provided such recoupment would not cause a Portfolio to exceed its respective limitation.

EXAMPLES

This Example is intended to help contractowners or participants compare the cost of investing in the contract with the cost of investing in other variable annuity contracts. These costs include contractowner/participant transaction expenses, contract fees, separate account annual expenses, and fund fees and expenses.

The Example assumes that contractowners or participants invest $10,000 in the contract for the time periods indicated. The Example also assumes that your investment has a 5% return each year, the maximum fees and expenses of any of the funds. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:


1) If you surrender your contract at the end of the applicable period:




                1 year   3 years   5 years   10 years
               -------- --------- --------- ---------
      Standard  $ 850    $1,371    $1,806    $2,646
    Breakpoint  $ 827    $1,300    $1,686    $2,390


2) If you do not surrender your contract at the end of the applicable time period:




                1 year   3 years   5 years   10 years
               -------- --------- --------- ---------
      Standard  $ 234     $ 721    $1,235    $2,646
    Breakpoint  $ 209     $ 646    $1,108    $2,390


The expense tables reflect expenses of the VAA as well as the maximum expense of any of the underlying funds. For more information - See Charges and Other Deductions in this prospectus and in the prospectuses for the funds. Premium taxes may also apply, although they do not appear in the examples. These examples should not be considered a representation of past or future expenses. Actual expenses may be more or less than those shown.



Summary of Common Questions
What kind of contract is this? It is a group variable annuity contract between the contractowner and Lincoln Life. It may provide for a fixed annuity and/or a variable annuity. This prospectus describes the variable side of the contract. See The Contracts. This prospectus provides a general description of the contract. The contract and certain riders, benefits, service features and enhancements may not be available in all states, and the charges may vary in certain states. You should refer to your contract for any state specific provisions. Please check with your investment representative regarding their availability.

What is the variable annuity account (VAA)? It is a separate account we established under Indiana insurance law, and registered with the SEC as a unit investment trust. VAA assets are allocated to one or more subaccounts, according to your investment choices. VAA assets are not chargeable with liabilities arising out of any other business which we may conduct. See Variable Annuity Account.


What are my investment choices? Based upon your instruction for purchase payments, the VAA applies your purchase payments to buy shares in one or more of the investment options. In turn, each fund holds a portfolio of securities consistent with its investment policy. See Investments of the Variable Annuity Account - Description of the Funds.


Who invests my money? Several different investment advisers manage the investment options. See Investments of the Variable Annuity Account - Description of the Funds.

How does the contract work? If we approve your application, we will send you a contract. When you make purchase payments during the accumulation phase, you buy accumulation units. If you decide to receive an annuity payout, your accumulation units are converted to annuity units. Your annuity payouts will be based on the number of annuity units you received and the value of each annuity unit on payout days. See The Contracts.

What charges do I pay under the contract? If you withdraw account value, you pay a surrender charge from 0% to 6.0%, depending upon how many contract years have elapsed (single premium and periodic premium), or how many contract years the purchase payment has been in the contract (flexible premium), and which type of contract you choose. We may reduce or waive surrender charges in certain situations. See Charges and Other Deductions - Surrender Charges.

We will deduct any applicable premium tax from purchase payments or contract value at the time the tax is incurred or at another time we choose.

Under allocated contracts, we charge an annual contract fee of $25 per participant or contractowner account. We apply a charge to the daily net asset value of the VAA and those charges are:

Separate Account Q expenses (as a percentage of average daily net assets in the subaccounts):



"standard" mortality and expense risk charge     1.002%
"1st breakpoint" mortality and expense charge*   .75%
"2nd breakpoint" mortality and expense charge*   .55%

* Only certain contracts or plans are eligible for a breakpoint charge.


Each fund pays a management fee based on its average daily net asset value. See
- Investments of the Variable Annuity Account - Investment Adviser. Each fund also has additional operating expenses. These are described in the prospectuses for the funds.

What contributions are necessary, and how often? Contributions made on behalf of participants may be in any amount unless the contractowner or the plan has a minimum amount. There are limits on the total amount of contributions in any one year. See - The Contracts-Contributions.

How will my annuity payouts be calculated? If a participant decides to annuitize, you may select an annuity option and start receiving annuity payouts from your contract as a fixed option or variable option or a combination of both. See Annuity Payouts - Annuity Options. Remember that participants in the VAA benefit from any gain, and take a risk of any loss, in the value of the securities in the funds' portfolios.

What happens if a participant dies before annuitizing? Depending upon the plan, the beneficiary may receive a death benefit and have options as to how the death benefit is paid. See The Contracts - Death Benefit.

May participants transfer contract value between variable options and between the variable and fixed side of the contract? Yes, subject to currently effective restrictions. For example, transfers made before the annuity commencement date are generally restricted to no more than twelve (12) per contract year. If permitted by your contract, we may discontinue accepting transfers into the fixed side of the contract at any time. See - The Contracts
- Transfers On or Before the Annuity Commencement Date and Transfers After the Annuity Commencement Date.

May a contractowner or participant withdraw account value? Yes, subject to contract requirements and to the restrictions of any qualified retirement plan for which the contract was purchased. (Participants may only withdraw account value during their accumulation period.) See - Withdrawals. The contractowner must also approve certain participant withdrawals. Certain charges may apply. See - Charges and Other Deductions. A portion of withdrawal proceeds may be taxable. In addition, if you decide to take a distribution before age 591/2, a 10% Internal Revenue Service (IRS) tax penalty may apply. A surrender or withdrawal also may be subject to 20% withholding. See - Federal Tax Matters.

Do participants get a free look at their certificate? A participant under a
Section 403(b) plan and certain nonqualified plans can cancel a certificate within twenty days (in some states longer) of the date the participant receives the certificate. The participant must give notice to our servicing office. See
- Return Privilege.

Where may I find more information about accumulation unit values? The Appendix to this prospectus provides more information about accumulation unit values.


Investment Results

The VAA advertises the annual performance of the subaccounts for the funds on both a standardized and non-standardized basis.
The standardized calculation measures average annual total return. This is based on a hypothetical $1,000 payment made at the beginning of a one-year, a five-year and a 10-year period. This calculation reflects all fees and charges that are or could be imposed on all contractowner accounts.

The nonstandardized calculation compares changes in accumulation unit values from the beginning of the most recently completed calendar year to the end of that year. It may also compare changes in accumulation unit values over shorter or longer time periods. This calculation reflects mortality and expense risk charges. It also reflects management fees and other expenses of the fund. It does not include the surrender charge or the account charge; if included, they would decrease the performance.

The money market subaccount's yield is based upon investment performance over a 7-day period, which is then annualized. During extended periods of low interest rates, the yields of any subaccount investing in a money market fund may also become extremely low and possibly negative. The money market yield figure and annual performance of the subaccounts are based on past performance and do not indicate or represent future performance.




The Lincoln National Life Insurance Company
The Lincoln National Life Insurance Company (Lincoln Life), organized in 1905, is an Indiana-domiciled insurance company, engaged primarily in the direct issuance of life insurance contracts and annuities. Lincoln Life is wholly owned by Lincoln National Corporation (LNC), a publicly held insurance and financial services holding company incorporated in Indiana. Lincoln Life is obligated to pay all amounts promised to policy owners under the policies. Guarantees provided within death benefit options and living benefit riders are backed by the claims-paying ability of Lincoln Life.

Lincoln Financial Group is the marketing name for Lincoln National Corporation (NYSE:LNC) and its affiliates. Lincoln Financial Group sells a wide variety of financial products and solutions through financial advisors: mutual funds, managed accounts, retirement solutions, life insurance, 401(k) and 403(b) plans, savings plans, institutional investments and comprehensive financial planning and advisory services.



Variable Annuity Account (VAA)
On November 3, 1997, the VAA was established as an insurance company separate account under Indiana law. It is registered with the SEC as a unit investment trust under the provisions of the Investment Company Act of 1940 (1940 Act). The VAA is a segregated investment account, meaning that its assets may not be charged with liabilities resulting from any other business that we may conduct. Income, gains and losses, whether realized or not, from assets allocated to the VAA are, in accordance with the applicable annuity contracts, credited to or charged against the VAA. They are credited or charged without regard to any other income, gains or losses of Lincoln Life. We are the issuer of the contracts and the obligations set forth in the contract, other than those of the contractowner, are ours. The VAA satisfies the definition of a separate account under the federal securities laws. We do not guarantee the investment performance of the VAA. Any investment gain or loss depends on the investment performance of the funds. You assume the full investment risk for all amounts placed in the VAA.



Financial Statements
The financial statements of the VAA and the consolidated financial statements of Lincoln Life are located in the SAI. If you would like a free copy of the SAI, complete and mail the request on the last page of this prospectus, or call 1-800-341-0441.




Fixed Side of the Contract
The portion of the account value allocated to the fixed side of the contract becomes part of our general account, and does not participate in the investment experience of the VAA. The general account is subject to regulation and supervision by the Indiana Insurance Department as well as the insurance laws and regulations of the jurisdictions in which the contracts are distributed.

In reliance on certain exemptions, exclusions and rules, we have not registered interests in the general account as a security under the Securities Act of 1933 (1933 Act) and have not registered the general account as an investment company under the Investment Company Act of 1940 (1940 Act). Accordingly, neither the general account nor any interests in it are regulated under the 1933 Act or the 1940 Act. We have been advised that the staff of the SEC has not made a review of the disclosures which are included in this prospectus which relate to our general account and to the fixed account under the contract. These disclosures, however, may be subject to certain provisions of the federal securities laws relating to the accuracy and completeness of statements made in prospectuses. This prospectus is generally intended to serve as a disclosure document only for aspects of the contract involving the VAA, and therefore contains only selected information regarding the fixed side of the contract. Complete details regarding the fixed side of the contract are in the contract.

Contributions allocated to the fixed side of the contract are guaranteed to be credited with a minimum interest rate, specified in the contract, of at least 3.0%. A contribution allocated to the fixed side of the contract is credited with interest beginning on the next calendar day following the date of receipt if all participant data is complete. Lincoln Life may vary the way in which it credits interest to the fixed side of the contract from time to time.

ANY INTEREST IN EXCESS OF 3.0% WILL BE DECLARED IN ADVANCE AT LINCOLN LIFE'S SOLE DISCRETION. CONTRACTOWNERS AND PARTICIPANTS BEAR THE RISK THAT NO INTEREST IN EXCESS OF 3.0% WILL BE DECLARED.



Investments of the VAA
Contractowners of unallocated contracts and participants under allocated contracts decide the subaccount(s) to which contributions are allocated. There is a separate subaccount which corresponds to each class of each fund. Contractowners or participants, as applicable, may change allocations without penalty or charges. Shares of the funds will be sold at net asset value with no initial sales charge to the VAA in order to fund the contracts. The funds are required to redeem fund shares at net asset value upon our request.


Investment Advisers

As compensation for its services to the fund, the investment adviser receives a fee from the fund which is accrued daily and paid monthly. This fee is based on the net assets of each fund, as defined in the prospectus for the fund.

Certain Payments We Receive with Regard to the Funds


With respect to a fund, including affiliated funds, the adviser and/or distributor, or an affiliate thereof, may make payments to us (or an affiliate). It is anticipated that such payments will be based on a percentage of assets of the particular fund attributable to the Contracts along with certain other variable contracts issued or administered by us (or an affiliate). These percentages are negotiated and vary with each fund. Some funds may pay us significantly more than other funds and the amount we receive may be substantial. These percentages currently range up to 0.46%, and as of the date of this prospectus, we were receiving payments from each fund family. We (or our affiliates) may profit from these payments or use these payments for a variety of purposes, including payment of expenses that we (and our affiliates) incur in promoting, marketing, and administering the Contracts and, in our role as intermediary, the funds. These payments may be derived, in whole or in part, from the investment advisory fee deducted from fund assets. Contractowners, through their indirect investment in the funds, bear the costs of these investment advisory fees (see the funds' prospectuses for more information). Additionally, a fund's adviser and/or distributor or its affiliates may provide us with certain services that assist us in the distribution of the contracts and may pay us and/or certain affiliates amounts for marketing programs and sales support, as well as amounts to participate in training and sales meetings.

The AllianceBernstein, American Funds, Delaware, Fidelity and Putnam Funds offered as part of this contract make payments to us under their distribution plans (12b-1 plans). The payment rates range up to 0.25% based on the amount of assets invested in those Funds. Payments made out of the assets of the fund will reduce the amount of assets that otherwise would be available for investment, and will reduce the fund's investment return. The dollar amount of future asset-based fees is not predictable because these fees are a percentage of the fund's average net assets, which can fluctuate over time. If, however, the value of the fund goes up, then so would the payment to us (or our affiliates). Conversely, if the value of the funds goes down, payments to us or our affiliates would decrease.



Description of the Funds

Each of the subaccounts of the VAA is invested solely in shares of one of the funds available under the contract. Each fund may be subject to certain investment policies and restrictions which may not be changed without a majority vote of shareholders of that fund.


We select the funds offered through the contract based on several factors, including, without limitation, asset class coverage, the strength of the manager's reputation and tenure, brand recognition, performance, and the capability and qualification of each sponsoring investment firm. Another factor we consider during the initial selection process is whether the fund or an affiliate of the fund will make payments to us or our affiliates. We review each fund periodically after it is selected. Upon review, we may remove a fund or restrict allocation of additional purchase payments to a fund if we determine the fund no longer meets one or more of the factors and/or if the fund has not attracted significant contractowner assets. Finally, when we develop a variable annuity product in cooperation with a fund family or distributor (e.g., a "private label" product), we generally will include funds based on recommendations made by the fund family or distributor, whose selection criteria may differ from our selection criteria.

Certain funds offered as part of this contract have similar investment objectives and policies to other portfolios managed by the adviser. The investment results of the funds, however, may be higher or lower than the other portfolios that are managed by the adviser or sub-adviser. There can be no assurance, and no representation is made, that the investment results of any of the funds will be comparable to the investment results of any other portfolio managed by the adviser or sub-adviser, if applicable.

Following are brief summaries of the fund descriptions. More detailed information may be obtained from the current prospectus for the fund. You should read each fund prospectus carefully before investing. Please be advised that there is no assurance that any of the funds will achieve their stated objectives. Some plans limit the funds available under the plan. Please contact your investment dealer for current information.



AllianceBernstein Variable Products Series Fund, advised by AllianceBernstein, L.P.

  o AllianceBernstein Global Technology Portfolio (Class B): Maximum capital appreciation.

  o AllianceBernstein Growth and Income Portfolio (Class B): Growth and income.



American Funds Insurance SeriesSM, advised by Capital Research and Management Company

  o Global Growth Fund (Class 2): Long-term growth.

  o Growth Fund (Class 2): Long-term growth.

  o Growth-Income Fund (Class 2): Growth and income.

  o International Fund (Class 2): Long-term growth.



Delaware VIP Trust, advised by Delaware Management Company


  o Diversified Income Series (Standard Class): Total return.


  o High Yield Series (Standard Class): Total return.

  o REIT Series (Standard Class): Total return.

  o Small Cap Value Series (Service Class): Capital appreciation.

  o Trend Series (Standard Class): Capital appreciation.


  o Value Series (Standard Class): Capital appreciation.



DWS Investments VIT Funds, advised by Deutsche Asset Management Inc. and subadvised by Northern Trust Investments, Inc.

  o DWS Equity 500 Index VIP (Class A): Capital appreciation.

  o DWS Small Cap Index VIP (Class A): Capital appreciation.


Fidelity (Reg. TM) Variable Insurance Products, advised by Fidelity Management and Research Company

  o Contrafund (Reg. TM) Portfolio (Service Class): Long-term capital appreciation.

  o Growth Portfolio (Service Class): Capital appreciation.



Lincoln Variable Insurance Products Trust, advised by Lincoln Investment
    Advisors Corporation.

  o LVIP Baron Growth Opportunities Fund (Service Class): Long-term growth. (Subadvised by BAMCO, Inc.)

  o LVIP Cohen & Steers Global Real Estate Fund (Standard Class): Total Return.

     (Subadvised by Cohen & Steers Capital Management)

  o LVIP Delaware Bond Fund (Standard Class): Current income.
     (Subadvised by Delaware Management Company)

  o LVIP Delaware Growth and Income Fund (Standard Class): Capital appreciation.
     (Subadvised by Delaware Management Company)

  o LVIP Delaware Managed Fund (Standard Class): Total return.
     (Subadvised by Delaware Management Company)

  o LVIP Delaware Social Awareness Fund (Standard Class): Capital appreciation.

     (Subadvised by Delaware Management Company)

  o LVIP Delaware Special Opportunities Fund (Standard Class): Capital appreciation.
     (Subadvised by Delaware Management Company)


  o LVIP FI Equity-Income Fund (Standard Class): Income.

     (Subadvised by Pyramis Global Advisors LLC)

  o LVIP Janus Capital Appreciation Fund (Standard Class): Long-term growth. (Subadvised by Janus Capital Management LLC)

  o LVIP Mondrian International Value Fund (Standard Class): Long-term capital appreciation.
     (Subadvised by Mondrian Investment Partners Limited)

  o LVIP Money Market Fund (Standard Class): Current Income/Preservation of capital.

     (Subadvised by Delaware Management Company)


  o LVIP SSgA S&P 500 Index Fund (Standard Class): Capital appreciation. (formerly LVIP S&P 500 Index Fund)
    (Subadvised by SSgA Funds Management, Inc.)

  o LVIP SSgA Small-Cap Index Fund (Standard Class): Capital appreciation. (formerly LVIP Small-Cap Index Fund)
    (Subadvised by SSgA Funds Management, Inc.)

  o LVIP T. Rowe Price Structured Mid-Cap Growth Fund (Standard Class): Maximum capital appreciation.
     (Subadvised by T. Rowe Price Associates, Inc.)

  o LVIP UBS Global Asset Allocation Fund (Standard Class): Total return. (Subadvised by UBS Global Asset Management (Americas) Inc. (UBS Global
AM))

  o LVIP Wilshire 2010 Profile Fund (Standard Class): Total return; a fund of funds.*
     (Subadvised by Wilshire Associates Incorporated)

  o LVIP Wilshire 2020 Profile Fund (Standard Class): Total return; a fund of funds.*
     (Subadvised by Wilshire Associates Incorporated)

  o LVIP Wilshire 2030 Profile Fund (Standard Class): Total return; a fund of funds.*
     (Subadvised by Wilshire Associates Incorporated)

  o LVIP Wilshire 2040 Profile Fund (Standard Class): Total return; a fund of funds.*
     (Subadvised by Wilshire Associates Incorporated)

  o LVIP Wilshire Aggressive Profile Fund (Standard Class): Capital appreciation; a fund of funds.*
     (Subadvised by Wilshire Associates Incorporated)

  o LVIP Wilshire Conservative Profile Fund (Standard Class): Current income; a fund of funds.*
     (Subadvised by Wilshire Associates Incorporated)

  o LVIP Wilshire Moderate Profile Fund (Standard Class): Total return; a fund of funds.*
     (Subadvised by Wilshire Associates Incorporated)

  o LVIP Wilshire Moderately Aggressive Profile Fund (Standard Class): Growth and income; a fund of funds.*
     (Subadvised by Wilshire Associates Incorporated)

*Funds offered in a fund of funds structure may have higher expenses than funds that invest directly in debt or equity securities.



MFS (Reg. TM) Variable Insurance TrustSM, advised by Massachusetts Financial Services Company


  o Utilities Series (Service Class): Total return.



Neuberger Berman Advisers Management Trust, advised by Neuberger Berman
    Management, Inc.


  o Mid-Cap Growth Portfolio (I Class): Capital appreciation.
     (Subadvised by Neuberger Berman, LLC)



Reinvestment of Dividends and Capital Gain Distributions

All dividends and capital gain distributions of the funds are automatically reinvested in shares of the distributing funds at their net asset value on the date of distribution. Dividends are not paid out to contractowners or participants as additional units, but are reflected as changes in unit values.


Addition, Deletion or Substitution of Investments


We reserve the right, within the law, to make certain changes to the structure and operation of the VAA at our discretion and without your consent. We may add, delete, or substitute funds for all contractowners or only for certain classes of contractowners. New or substitute funds may have different fees and expenses, and may only be offered to certain classes of contractowners.

Substitutions may be made with respect to existing investments or the investment of future purchase payments, or both. We may close subaccounts to allocations of purchase payments or contract value, or both, at any time in our sole discretion. The funds, which sell their shares to the subaccounts pursuant to participation agreements, also may terminate these agreements and discontinue offering their shares to the subaccounts. Substitutions might also occur if shares of a fund should no longer be available, or if investment in any fund's shares should become inappropriate, in the judgment of our management, for the purposes of the contract, or for any other reason in our sole discretion.

We also may:
 o remove, combine, or add subaccounts and make the new subaccounts available to you at our discretion;
 o transfer assets supporting the contracts from one subaccount to another or from the VAA to another separate account;
 o combine the VAA with other separate accounts and/or create new separate accounts;
 o deregister the VAA under the 1940 Act; and

 o operate the VAA as a management investment company under the 1940 Act or as any other form permitted by law.


We may modify the provisions of the contracts to reflect changes to the subaccounts and the VAA and to comply with applicable law. We will not make any changes without any necessary approval by the SEC. We will also provide you written notice.




Charges and Other Deductions
We will deduct the charges described below to cover our costs and expenses, services provided and risks assumed under the contracts. We incur certain costs and expenses for the distribution and administration of the contracts and for providing the benefits payable thereunder.

Our administrative services include:
 o processing applications for and issuing the contracts;
 o processing purchases and redemptions of fund shares as required (including dollar cost averaging, automatic withdrawal/

     systematic withdrawal, systematic transfer, cross-reinvesment/account sweep and portfolio rebalancing services);

 o maintaining records;

 o administering annuity payouts;
 o furnishing accounting and valuation services (including the calculation and monitoring of daily subaccount values);
 o reconciling and depositing cash receipts;
 o providing contract confirmations;
 o providing toll-free inquiry services and
 o furnishing telephone and electronic fund transfer services.

The risks we assume include:
 o the risk that annuitants receiving annuity payouts under contracts live longer than we assumed when we calculated our guaranteed rates (these rates are incorporated in the contract and cannot be changed);
 o the risk that death benefits paid will exceed the actual contract value;
 o the risk that more owners than expected will qualify for waivers of the surrender charge;
 o the risk that our costs in providing the services will exceed our revenues from contract charges (which we cannot change).

The amount of a charge may not necessarily correspond to the costs associated with providing the services or benefits indicated by the description of the charge. For example, the contingent deferred sales charge collected may not fully cover all of the sales and distribution expenses actually incurred by us. Any remaining expenses will be paid from our general account which may consist, among other things, of proceeds derived from mortality and expense risk charges deducted from the account. We may profit from one or more of the fees and charges deducted under the contract. We may use these profits for any corporate purpose, including financing the distribution of the contracts.


Annual Contract Fee

We will deduct $25 per account maintained on behalf of a participant or contractowner from account value on the last valuation date of each participant year to compensate us for the administrative services provided; this $25 annual contract fee will also be deducted from account value upon total or partial withdrawals of all account value by a contractowner or participant.


Surrender Charges

A surrender charge is imposed in the event of a total or partial withdrawal of account value before the annuity commencement date. Charges are the same for all withdrawals except that, partial withdrawals of up to a cumulative percentage limit of 20% of the account value attributable to an unallocated group contract or; the account value attributable to a participant or the contractowner in an allocated group contract, as applicable, made in any contract year are not subject to a surrender charge. (To determine the 20% limit; add together all partial withdrawals during the contract year, including the withdrawal amount being requested, and then divide the sum by the account value at the time of the requested withdrawal.)

Restrictions apply to the extent a withdrawal is required from the fixed side of the contract. See - The Contracts - Discontinuance and Withdrawals. Partial withdrawals in excess of the cumulative percentage limit in any contract year are subject to the surrender charge. In addition, if a total withdrawal of all account value in the VAA is requested, then the entire amount of withdrawal is subject to the surrender charge.



                                         Contract year in which surrender/withdrawal
                                                           occurs
                                         ------------------------------------------
                                          0    1-4    5    6    7    8    9    10+
      Surrender charge as a percentage   6%   6%     5%   4%   3%   2%   1%   0%

A surrender charge will not apply to:
 o A surrender or withdrawal after a group contract's 10th contract anniversary.
 o To make a payment due to the participant's death, disability, retirement or termination of employment, excluding termination of employment due to plan termination, plant shutdown, or any other program instituted by the participant's employer which would reduce the work force by more than 20%.
 o To make a payment for a participant hardship situation as allowed by the plan.
 o To make a payment pursuant to a qualified domestic relations order.
 o To purchase an annuity option as permitted under the contract.


Additional Information

Participants in the Texas Optional Retirement Program should refer to Restrictions Under the Texas Optional Retirement Program, later in this prospectus booklet.

The charges associated with total and partial withdrawals are paid to us to compensate us for the cost of distributing the contracts.

We may profit from one or more of the fees and charges deducted under the contract. We may use these profits for any corporate purpose, including financing distribution of the contracts.


Deductions from the VAA for Assumption of Mortality and Expense Risks

We apply to the average daily net asset value of the subaccounts, a charge which is equal to an annual rate of:


"standard" mortality and expense risk charge     1.002%
"1st breakpoint" mortality and expense charge*   .75%
"2nd breakpoint" mortality and expense charge*   .55%

*Only certain contract or plans are eligible for a breakpoint charge.

Lincoln contracts which, at the time of issue or at the end of a calendar quarter after the time of issue, have account value equal to or in excess of $5 million will be eligible for the "1st breakpoint" mortality and expense risk charge. For contracts qualifying after the time of issue, the lower mortality and expense risk charge will be implemented no later than the calendar quarter-end valuation date following the end of the calendar quarter in which the contract becomes eligible for the lower charge.

Contracts eligible for the "2nd breakpoint" mortality and expense risk charge are those contracts which, at the time of issue or at the end of a calendar quarter after the time of issue, have account value equal to or in excess of $100 million, either individually or in combination with other Lincoln contracts under the same employer group or association, and under which annual contributions are, or are anticipated to be, at least $15 million, as determined in our sole discretion. For contracts qualifying after the time of issue, the lower charge will be implemented no later than the calendar quarter-end valuation date following the end of the calendar quarter in which the contract becomes eligible for the lower charge.

Certain contracts which are purchased with the surrender proceeds of an existing group variable annuity contract are not eligible for either the 1st breakpoint or the 2nd breakpoint mortality and expense risk charge.

If the mortality and expense risk charge proves insufficient to cover underwriting and administrative costs in excess of the charges made for administrative expenses, we will absorb the loss. However, if the amount deducted proves more than sufficient, we will keep the profit.


Contractowner or Participant Transaction Expenses:



  o   Surrender charge (as a percentage of account value surrendered/withdrawn):      6.0%*

* The surrender charge percentage is reduced over time. The later the redemption occurs, the lower the surrender charge with respect to that surrender or withdrawal. We may reduce or waive this charge in certain situations. See Charges and Oother Deductions - Surrender Charge.


Special Arrangements

The surrender and account charges, described previously may be reduced or eliminated for any particular contract. In addition, the amount credited to and/or the interest rate declared on the fixed account may be enhanced for certain contracts. Such reductions, eliminations or enhancements may be available where Lincoln Life's administrative and/or distribution costs or expenses are anticipated to be lower due to, for example, the terms of the contract, the duration or stability of the plan or contract; economies due to the size of the plan, the number of certain characteristics of participants, or the amount or frequency of contributions anticipated; or other support provided by the contractowner or the plan. In addition, the group contractowner or the plan may pay the annual administration charge on behalf of the participants under a contract . Lincoln Life will enhance the fixed interest crediting rate and reduce or eliminate fees, charges, or rates in accordance with Lincoln Life's eligibility criteria in effect at the time a contract is issued, or in certain cases, after a contract has been held for a period of time. Lincoln Life may, from time to time, modify both the amounts of reductions or enhancements and the criteria for qualification. Reductions, enhancements, or waivers will not be unfairly discriminatory against any person, including participants under other contracts issued through the VAA.

Fees, charges and rates under the contracts, including charges for premium taxes; loan rates of interest; and the availability of certain free withdrawals, may be subject to variation based on state insurance regulation.

The contractowner and participant should read the contract carefully to determine whether any variations apply in the state in which the contract is issued. The exact amount for all fees, charges, and rates applicable to a particular contract will be stated in that contract.


Deductions for Premium Taxes

Any premium tax or other tax levied by any governmental entity as a result of the existence of the contracts or the VAA will be deducted from the account value when incurred, or at another time of our choosing.

The applicable premium tax rates that states and other governmental entities impose on the purchase of an annuity are subject to change by legislation, by administrative interpretation or by judicial action. These premium taxes generally depend upon the law of your state of residence. The tax ranges from zero to 3.5%.


Other Charges and Deductions

There are additional deductions from and expenses paid out of the assets of the underlying funds that are more fully described in the prospectuses for the funds. Among these deductions and expenses are 12b-1 fees which reimburse us or an affiliate for certain expenses incurred in connection with certain administrative and distribution support services provided to the funds.



The Contracts

Purchase of the Contracts
A prospective contractowner wishing to purchase a contract must apply for it through one of our authorized sales representatives. The completed application is sent to us and we decide whether we can accept it based on our underwriting guidelines. Once the application is accepted, a contract is prepared and executed by our legally authorized officers. The contract is then sent to the contractowner through its sales representative. For 403(b) plans that have allocated rights to the participant, we will issue to each participant a separate active life certificate that describes the basic provisions of the contract.


Initial Contributions

When we receive a complete enrollment form and all other information necessary for processing a contribution, we will price the initial contribution for a participant to his or her account no later than two business days after we receive the contribution. If we receive contribution amounts with incomplete or no allocation instructions, we will notify the contractowner and direct contribution amounts to the pending allocation account. The pending allocation account invests in Lincoln VIP Money Market Fund. We do not impose the mortality and expense risk charge or the annual administration charge on the pending allocation account.

We will transfer the account value from the pending allocation account in accordance with allocation percentages elected on properly completed allocation instructions within two valuation dates of receipt of such instructions, and allocate all future contributions in accordance with these percentages until we are notified of a change. If we do not receive properly completed instructions after we have sent three monthly notices, we will refund account value in the pending allocation account within 105 days of the initial contribution.

Participants may not allocate contributions to, make transfer to or from, take loans from, or make withdrawals from the pending allocation account, except as set forth in the contract.


Who Can Invest

In order to purchase a group contract, the plan on whose behalf the contract will be held must be one of the qualified plans for which the contracts are designed. Also, depending on state law requirements, a minimum of ten participants may be required to be participating in the plan. Lincoln Life may impose additional eligibility requirements; any such additional eligibility requirements will be applied in a nondiscriminatory manner.

To help the government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account. When you open an account, we will ask for your name, address, date of birth, and other information that will allow us to identify you. We may also ask to see your driver's license, photo i.d. or other identifying documents.

In accordance with money laundering laws and federal economic sanction policy, the Company may be required in a given instance to reject a purchase payment and/or freeze a contractowner's account. This means we could refuse to honor requests for transfers, withdrawals, surrenders or death benefits. Once frozen, monies would be moved from the VAA to a segregated interest-bearing account maintained for the contractowner, and held in that account until instructions are received from the appropriate regulator.


Replacement of Existing Insurance

Careful consideration should be given prior to surrendering or withdrawing money from an existing insurance contract to purchase the contract described in this prospectus.


Participant Surrender charges may be imposed on your existing contract. An investment representative or tax adviser should be consulted prior to making an exchange. Cash surrenders from an existing contract may be subject to tax and tax penalties.

Contributions

Contributions are payable to us at a frequency and may be made in any amount unless the contractowner or the plan has a minimum amount. Contributions in any one contract year which exceed twice the amount of contributions made in the first contract year may be made only with our permission. If contributions stop, the contract will remain in force as a paid-up contract. Payments may be resumed at any time until the group contract or certificate, as applicable, terminates.


Valuation Date

Accumulation and annuity units will be valued once daily at the close of trading (normally, 4:00 p.m., New York time) on each day the New York Stock Exchange is open (valuation date). On any date other than a valuation date, the accumulation unit value and the annuity unit value will not change.


Allocation of Contributions

Contributions are placed into the VAA's subaccounts, each of which invests in shares of its corresponding fund, according to contractowners or participants instructions.


If we receive your purchase payment from you or your broker-dealer in good order at our servicing office prior to 4:00 p.m., New York time, we will use the accumulation unit value computed on that valuation date when processing your purchase payment. If we receive your purchase payment at or after 4:00 p.m., New York time, we will use the accumulation unit value computed on the next valuation date. If you submit your purchase payment to your representative, we will generally not begin processing the purchase payment until we receive it from your representative's broker-dealer. If your broker-dealer submits your purchase payment to us through the Depository Trust and Clearing Corporation (DTCC) or, pursuant to terms agreeable to us, uses a proprietary order placement system to submit your purchase payment to us, and your purchase payment was placed with your broker-dealer prior to 4:00 p.m., New York time, then we will use the accumulation unit value computed on that valuation date when processing your purchase payment. If your purchase payment was placed with your broker-dealer at or after 4:00 p.m. New York time, then we will use the accumulation unit value computed on the next valuation date.

The number of accumulation units determined in this way is not impacted by any subsequent change in the value of an accumulation unit. However, the dollar value of an accumulation unit will vary depending not only upon how well the underlying fund's investments perform, but also upon the expenses of the VAA and the underlying funds.



Valuation of Accumulation Units

Purchase payments allocated to the VAA are converted into accumulation units. This is done by dividing the amount allocated by the value of an accumulation unit for the valuation period during which the purchase payments are allocated to the VAA. The accumulation unit value for each subaccount was or will be established at the inception of the subaccount. It may increase or decrease from valuation period to valuation period. Accumulation unit values are affected by investment performance of the funds, fund expenses, and the contract charges. The accumulation unit value for a subaccount for a later valuation period is determined as follows:

1. The total value of the fund shares held in the subaccount is calculated by multiplying the number of fund shares owned by the subaccount at the beginning of the valuation period by the net asset value per share of the fund at the end of the valuation period, and adding any dividend or other distribution of the fund if an ex-dividend date occurs during the valuation period; minus


2. The liabilities of the subaccount at the end of the valuation period. These liabilities include daily charges imposed on the subaccount, and may include a charge or credit with respect to any taxes paid or reserved for by us that we determine result from the operations of the VAA; and


3. The result is divided by the number of subaccount units outstanding at the beginning of the valuation period.

The daily charges imposed on a subaccount for any valuation period are equal to the daily mortality and expense risk charge and the daily administrative charge multiplied by the number of calendar days in the valuation period.

In certain circumstances, and when permitted by law, it may be prudent for us to use a different standard industry method for this calculation, called the Net Investment Factor method. We will achieve substantially the same result using either method.


Transfers On or Before the Annuity Commencement Date

The contractowner (under an unallocated group contract) or participant or contractowner (under an allocated group contract) may transfer all or a portion of account value from one subaccount to another.

A transfer involves the surrender of accumulation units in one subaccount and the purchase of accumulation units in the other subaccount. A transfer will be done using the respective accumulation unit values determined at the end of the valuation date on which the transfer request is received. Transfers (within the VAA and between the variable and fixed accounts) are restricted to once every 30 days. We reserve the right to further limit the number of transfers.

A transfer request may be made to us using written, telephone, fax, or electronic instructions, if the appropriate authorization is on file with us. Our address, telephone number, and internet address are on the first page of this prospectus. In order to prevent unauthorized or fraudulent transfers, we may require certain identifying information before we will act upon instructions. We may also assign the participant a Personal Identification Number (PIN) to serve as identification. We will not be liable for following instructions we reasonably believe are genuine. Telephone requests will be recorded and written confirmation of all transfer requests will be mailed to the participant on the next valuation date.


Please note that the telephone and/or electronic devices may not always be available. Any telephone or electronic device, whether it is yours, your service provider's, or your agent's, can experience outages or slowdowns for a variety of reasons. These outages or slowdowns may delay or prevent our processing of your request. Although we have taken precautions to limit these problems, we cannot promise complete reliability under all circumstances. If you are experiencing problems, you should make your transfer request by writing to our servicing office.

Requests for transfers will be processed on the valuation date that they are placed in our customer service center before the end of the valuation date (normally 4:00 p.m. New York time). If we receive a transfer request placed at or after 4:00 p.m., New York time, we will process the request using the accumulation unit value computed on the next valuation date.

When thinking about a transfer of contract value, you should consider the inherent risk involved. Frequent transfers based on short-term expectations may increase the risk that a transfer will be made at an inopportune time.

The contractowner (under an unallocated group contract) or participant or contractowner (under an allocated group contract) may also transfer all or any part of the account value from the subaccount(s) to the fixed account. Under an allocated contract, a participant may transfer account value from the fixed side to the various subaccount(s), provided that the sum of the transfers and withdrawals of account value in the fixed side transferred is limited to 20% of the account value in the fixed side in any 365 day period. Under an unallocated contract, a group contractowner may transfer account value from the fixed side to the various subaccount(s), provided that the sum of the transfers and withdrawals of account value in the fixed side transferred is limited to 20% of account value in the fixed side in any 365 day period. In the alternative, full liquidation of the fixed account may be requested over a 5-year period. If the 5-year payout period is chosen, the following schedule shows the percentage of the fixed account that will be transferred (or withdrawn) each year based on the value in the fixed account on each date:



  Initial date .............     20%
  First anniversary ........     20%
  Second anniversary .......     25%
  Third anniversary ........     33%
  Fourth anniversary .......     50%
  Fifth anniversary ........    100%

There is no charge for a transfer. However, we reserve the right to impose a charge in the future for any transfers.


Market Timing

Frequent, large, or short-term transfers among subaccounts and the fixed account, such as those associated with "market timing" transactions, can affect the funds and their investment returns. Such transfers may dilute the value of the fund shares, interfere with the efficient management of the fund's portfolio, and increase brokerage and administrative costs of the funds. As an effort to protect our participants and the funds from potentially harmful trading activity, we utilize certain market timing policies and procedures (the "Market Timing Procedures"). Our Market Timing Procedures are designed to detect and prevent such transfer activity among the subaccounts and the fixed account that may affect other participants or fund shareholders.

In addition, the funds may have adopted their own policies and procedures with respect to frequent purchases and redemptions of their respective shares. The prospectuses for the funds describe any such policies and procedures, which may be more or less restrictive than the frequent trading policies and procedures of other funds and the Market Timing Procedures we have adopted to discourage frequent transfers among subaccounts. While we reserve the right to enforce these policies and procedures, participants and other persons with interests under the contracts should be aware that we may not have the contractual authority or the operational capacity to apply the frequent trading policies and procedures of the funds. However, under SEC rules, we are required to: (1) enter into a written agreement with each fund or its principal underwriter that obligates us to provide to the fund promptly upon request certain information about the trading activity of individual participants, and (2) execute instructions from the fund to restrict or prohibit further purchases or transfers by specific participants who violate the excessive trading policies established by the fund.

You should be aware that the purchase and redemption orders received by the funds generally are "omnibus" orders from intermediaries such as retirement plans or separate accounts funding variable insurance contracts. The omnibus orders reflect the aggregation and netting of multiple orders from individual retirement plan participants and/or individual owners of variable insurance contracts. The omnibus nature of these orders may limit the funds' ability to apply their respective disruptive trading policies and procedures. We cannot guarantee that the funds (and thus our participants) will not be harmed by transfer activity relating to the retirement plans and/or other insurance companies that may invest in the funds. In addition, if a fund believes that an omnibus order we submit may reflect one or more transfer requests from participants engaged in disruptive trading activity, the fund may reject the entire omnibus order.

Our Market Timing Procedures detect potential "market timers" by examining the number of transfers made by participants within given periods of time. In addition, managers of the funds might contact us if they believe or suspect that there is market timing. If requested by a fund company, we may vary our Market Timing Procedures from subaccount to subaccount to comply with specific fund policies and procedures.

We may increase our monitoring of participants who we have previously identified as market timers. When applying the parameters used to detect market timers, we will consider multiple contracts owned by the same participant if that participant has been identified as a market timer. For each participant, we will investigate the transfer patterns that meet the parameters being used to detect potential market timers. We will also investigate any patterns of trading behavior identified by the funds that may not have been captured by our Market Timing Procedures.

Once a participant has been identified as a "market timer" under our Market Timing Procedures, we will notify the participant in writing that future transfers (among the subaccounts and/or the fixed account) will be temporarily permitted to be made only by original signature sent to us by U.S. mail, standard delivery for the remainder of the calendar year. Overnight delivery or electronic instructions (which may include telephone, facsimile, or Internet instructions) submitted during this period will not be accepted. If overnight delivery or electronic instructions are inadvertently accepted from a participant that has been identified as a market timer, upon discovery, we will reverse the transaction within 1 or 2 business days. We will impose this "original signature" restriction on that participant even if we cannot identify, in the particular circumstances, any harmful effect from that participant's particular transfers.

Participants seeking to engage in frequent, large, or short-term transfer activity may deploy a variety of strategies to avoid detection. Our ability to detect such transfer activity may be limited by operational systems and technological limitations. The identification of participants determined to be engaged in such transfer activity that may adversely affect other participants or fund shareholders involves judgments that are inherently subjective. We cannot guarantee that our Market Timing Procedures will detect every potential market timer. If we are unable to detect market timers, you may experience dilution in the value of your fund shares and increased brokerage and administrative costs in the funds. This may result in lower long-term returns for your investments.

Our Market Timing Procedures are applied consistently to all participants. An exception for any participant will be made only in the event we are required to do so by a court of law. In addition, certain funds available as investment options in your contract may also be available as investment options for owners of other, older life insurance policies issued by us. Some of these older life insurance policies do not provide a contractual basis for us to restrict or refuse transfers which are suspected to be market timing activity. In addition, because other insurance companies and/or retirement plans may invest in the funds, we cannot guarantee that the funds will not suffer harm from frequent, large, or short-term transfer activity among subaccounts and the fixed accounts of variable contracts issued by other insurance companies or among investment options available to retirement plan participants.

In our sole discretion, we may revise our Market Timing Procedures at any time without prior notice as necessary to better detect and deter frequent, large, or short-term transfer activity to comply with state or federal regulatory requirements, and/or to impose additional or alternate restrictions on market timers (such as dollar or percentage limits on transfers). If we modify our Market Timing Procedures, they will be applied uniformly to all participants or as applicable to all participants investing in underlying funds. We also reserve the right to implement and administer redemption fees imposed by one or more of the funds in the future.

Some of the funds have reserved the right to temporarily or permanently refuse payments or transfer requests from us if, in the judgment of the fund's investment adviser, the fund would be unable to invest effectively in accordance with its investment objective or policies, or would otherwise potentially be adversely affected. To the extent permitted by applicable law, we reserve the right to defer or reject a transfer request at any time that we are unable to purchase or redeem shares of any of the funds available through the VAA, including any refusal or restriction on purchases or redemptions of the fund shares as a result of the funds' own policies and procedures on market timing activities. If a fund refuses to accept a transfer request we have already processed, we will reverse the transaction within 1 or 2 business days. We will notify you in writing if we have reversed, restricted or refused any of your transfer requests. Some funds also may impose redemption fees on short-term trading (i.e., redemptions of mutual fund shares within a certain number of business days after purchase). We reserve the right to administer and collect any such redemption fees on behalf of the funds. You should read the prospectuses of the funds for more details on their redemption fees and their ability to refuse or restrict purchases or redemptions of their shares.


Transfers After the Annuity Commencement Date

Contractowners or participants may transfer all or a portion of the investment in one subaccount to another subaccount or to the fixed side of the contract. Those transfers will be limited to three times per contract year. However, after the annuity commencement date, no transfers are allowed from the fixed side of the contract to the subaccounts.

Additional Services

There may be additional services available to you: dollar-cost averaging, automatic withdrawal service/systematic withdrawal option, systematic transfer option, cross-reinvestment service/account sweep and portfolio rebalancing. In order to take advantage of one of these services, you will need to complete the election form for the service that is available from us.

Dollar-cost averaging allows you to transfer a designated amount from the fixed account or money market account into other subaccounts on a monthly basis.

The automatic withdrawal service/systematic withdrawal option provides for an automatic periodic withdrawal of your account value.

The systematic transfer service allows you to fully liquidate your fixed account balance over 5 years and transfer the amounts into one or more of the subaccounts.

The cross-reinvestment service/account sweep allows you to keep a designated amount in one subaccount or the fixed account, and automatically transfer the excess to other subaccounts of your choice.

Portfolio rebalancing is an option that restores to a predetermined level the percentage of account value allocated to each subaccount or the fixed account.


Death Benefit Before the Annuity Commencement Date

If a participant under an allocated contract issued in connection with a
Section 403(b) plan that is not subject to ERISA dies before the annuity commencement date, we will pay the beneficiary, if one is living, a death benefit equal to the greater of the following amounts:

a. the net contributions, or

b. the participant's account value less any outstanding loan balance.

No surrender charge or account charge is deducted from the death benefit. The death benefit will be determined at the end of the valuation period during which we approve the death claim, and are in receipt of both the proof of death and the election form of benefit.

The participant may designate a beneficiary during the life of the participant and change the beneficiary by filing a written request with the home office. Each change of beneficiary revokes any previous designation. Unless otherwise provided in the beneficiary designation, if no beneficiary survives the participant, the death benefit will be paid in one sum to the participant's estate.

All death benefit payments will be subject to the employers plan (if applicable) and to the laws and regulations governing death benefits. In addition, no payment of death benefit provided upon the death of the participant will be allowed that does not satisfy the requirements of Code
Section 72(s) or Section 401(a)(9) of the tax code. Death benefits are taxable. See - Federal Tax Matters-Taxation of Death Benefits.

The death benefit may be paid in a lump sum or under settlement options then available. If a lump sum settlement is elected, the proceeds will generally be paid within seven days of approval by us of the claim. This payment may be postponed as permitted by the 1940 Act.


Discontinuance and Withdrawals

Discontinuance. A group contractowner may discontinue a group contract at any time by giving written notice to Lincoln Life. The contract will be deemed discontinued on the later of the valuation date the contractowner specifies or the valuation date on which we receive the written notice. Lincoln Life may also give a group contractowner written notice that the group contract will be discontinued by Lincoln Life if the plan does not qualify for special tax treatment under Section 401, 403, 408, 414 or 457 of the tax code. Lincoln Life will give the group contractowner at least 15 days advance written notice in which to cure any remediable defaults before discontinuing the group contract.

With respect to an allocated group contract, if the contract is discontinued due to the contractowner's request, participants will be given written notice. As of the date the contract is discontinued, no additional contributions will be accepted. However, transfers, withdrawals, and loans will continue to be permitted, in accordance with the terms of the contract.

Subject to applicable regulatory requirements, if an allocated group contract is discontinued due to not qualifying for special tax treatment under Section 401, 403, 408, 414 or 457 of the tax code, the account value will be paid to the contractowner or participant, subject to the charges and restrictions applicable to a withdrawal of the entire account value. Participants will be given written notice.

Subject to applicable regulatory requirements, if an unallocated group contract is discontinued, the account value will be paid to the contractowner, subject to the charges and restrictions applicable to a withdrawal of the entire account value.

In the event that Lincoln Life ceases to offer the contracts to new purchasers, we may also determine to deactivate a group contract by prohibiting additional contributions and/or the addition of new participants under the contract. Contractowners will be given at least 90 days' notice of deactivation of the contract.

Some contracts provide that the account value in the fixed side of the contract may be paid in a lump sum subject to a market value adjustment. This option is available under allocated group contracts if the contract is discontinued and the contract is subject to ERISA. It is also available within unallocated group contracts if 100% of the account value is requested. If this option is selected, the account value in the fixed side of the contract will be paid in a lump sum equal to the market value factor times the account value in the fixed side reduced by the sum of the surrender charges and the account charge times the number of participants. The market value factor is the lesser of 1.00 or the ratio of:



     Current Bond Price
--------------------------
   Par Value of that Bond

The Current Bond Price will be calculated at the time of contract discontinuance and will be equal to the price of a bond:
 o issued with a maturity date of 6.5 years;
 o bearing interest at the weighted average of the declared interest rates in effect as of the discontinuance date; and
 o calculated to yield the Merrill Lynch Baa Intermediate Industrial Average for the week in which the notice of discontinuance is received.

The amount payable will never be less than the principal in the fixed side of contract accumulated at an effective annual interest rate of 3.00%

Withdrawals. Withdrawals of account value under the contract for any one of the following reasons (benefit responsive withdrawals) may be made at any time and in any amount, and are not subject to a surrender charge:
 o to make a payment due to the participant's death, disability, retirement, or termination of employment, excluding termination of employment due to plan termination, plant shutdown, or any other program instituted by the participant's employer which would reduce the work force by more than 20%;
 o to make a payment for a participant hardship situation as permitted by the plan;
 o to make a payment pursuant to a Qualified Domestic Relations Order (QDRO);
or
 o to purchase an annuity option under the contract.

Upon receipt of request for payment due to a participant's death, we will make a payment equal to the greater of the following amounts:
 o the net contributions, or
 o the participant's account value less any outstanding loan balance.

If a withdrawal for the entire account value is requested and there is an outstanding loan balance, the account value will be reduced by the amount of the outstanding loan balance. The remaining account value will be calculated at the end of the valuation period following the deduction of the loan balance.

Withdrawals of account value that are not benefit responsive withdrawals are generally subject to a surrender charge in accordance with the terms of the contract. See - Charges and Other Deductions. Such withdrawals are also subject to certain additional conditions as follows:
 o Partial withdrawals of up to a cumulative percentage limit of 20% of the account value attributable to an unallocated group contract, or a participant or contractowner under an allocated group contract, may be made in each contract year without imposition of a surrender charge. (To determine the 20% limit, all partial withdrawals during the contract year, including the withdrawal amount being requested, are added together, and the sum is divided by the account value at the time of the requested withdrawal). Partial withdrawals in excess of the cumulative percentage limit in any contract year are subject to the surrender charge. In addition, if a complete withdrawal of all account value in the VAA is requested, then the entire amount of such withdrawal is subject to the surrender charge. In the event that a withdrawal of the entire account value allocated to both the VAA and the fixed side is requested, then the account charge will also be deducted from account value prior to payment.
 o Withdrawals of account value from the fixed side of the contract may be requested as either periodic elective withdrawals or systematic withdrawals.
 o In any 365-day period, a periodic elective withdrawal of up to 20% of account value per contractowner or per participant, as applicable, from the fixed side may be made. The cumulative percentage limit of 20% is the sum of all periodic elective transfers and withdrawals from the fixed side during the preceding 364-day period plus the amount of the requested withdrawal, divided by the then-current account value in the fixed side. Periodic elective withdrawals (or transfers) from the fixed side in excess of this cumulative percentage limit will not be permitted.

In addition, full liquidation of the fixed account may be requested over a 5-year period. If the 5-year payout period is chosen the following schedule shows the percentage of the fixed account that will be transferred (or withdrawn) each year based on the value in the fixed account on each date:

  Initial date .............     20%
  First anniversary ........     20%
  Second anniversary .......     25%
  Third anniversary ........     33%
  Fourth anniversary .......     50%
  Fifth anniversary ........    100%

 o The initial payment of a systematic withdrawal will be reduced by the amount of any periodic elective withdrawals (or transfers) from the fixed side during the immediately preceding 365-day period. Neither a contractowner nor a participant can make periodic elective withdrawals (or transfers) from the fixed side while a systematic withdrawal (or transfer) is effective, or for one calendar year after the systematic withdrawal (or transfer) election has been rescinded. In addition, while systematic withdrawal (or transfer) election is in effect, a participant cannot allocate contributions to the fixed side.

General. All withdrawal requests must be submitted to us on an approved Lincoln Life form, and, unless the contract has been issued in connection with a
Section 403(b) plan not subject to the Employee Retirement Income Security Act of 1974, as amended (ERISA), must be authorized by the group contractowner. In a 403(b) plan that is not subject to ERISA the participant must submit the withdrawal request.

Special restrictions on withdrawals apply if the contract is purchased as part of a retirement plan of a public school system or Section 501(c)(3) organization under Section 403(b) of the tax code. In order for a contract to retain its tax-qualified status, Section 403(b) prohibits a withdrawal from a
Section 403(b) contract of post-1988 contributions (and earnings on those contributions) pursuant to a salary reduction agreement. However, this restriction does not apply if the annuitant:
 o attains age 591/2
 o separates from service
 o dies
 o becomes totally and permanently disabled and/or
 o experiences financial hardship (in which event the income attributable to those contributions may not be withdrawn).

Pre-1989 contributions and earnings through December 31, 1988, are not subject to the previously stated restriction.

Any withdrawal after an annuity commencement date depends upon the annuity option selected.

The account value available upon withdrawal is determined at the end of the valuation period during which the written request for withdrawal is received at the home office. Withdrawal payments from the VAA will be mailed within seven days after we receive a valid written request at the home office. The payment may be postponed as permitted by the 1940 Act.

Unless a request for withdrawal specifies otherwise, withdrawals will be made from all subaccounts within the VAA and from the fixed side in the same proportion that the amount withdrawn bears to the total account value.

As discussed above, there are charges associated with withdrawal of account value during the first ten contract years. See - Charges and Other Deductions-Surrender Charge. You may specify that the charges be deducted from the amount you request withdrawn or from the remaining account value. If you specify that the charges be deducted from the remaining account value, the amount of the total withdrawal will be increased according to a formula for calculating the impact of the applicable surrender charge percentage; consequently, the amount of the charge associated with that withdrawal will also increase. In other words, the amount deducted to cover the surrender charge is also subject to a surrender charge.

The tax consequences of withdrawals are discussed later in this booklet. See - Federal Tax Matters.

The contract will terminate when there is no account value remaining. See the contract for more information.

The SecureLine (Reg. TM) account is a special service that we offer in which your surrender proceeds are placed into an interest -bearing account in your name. The checking account is established at a bank of our choosing. Instead of mailing you a check, we will send a checkbook so that you will have access to the account simply by writing a check for all or any part of the proceeds. You are the owner of the account, and are the only one authorized to transfer proceeds from the account. You may choose to leave the proceeds in this account, or you may begin writing checks immediately. The funds that support the SecureLine (Reg. TM) account are part of our general account and are subject to the claims of our creditors and are not FDIC insured. We receive a financial benefit from all amounts left in the SecureLine (Reg. TM) account.

If you request a lump sum surrender payable to yourself for either an in-service or termination distribution, and your surrender value is $10,000 or more ($25,000 for certain contracts,subject to state insurance regulatory restrictions. Please contact us for availability), your money will be placed into the account in your name unless you instruct us otherwise. You are the owner of the account, and are the only one authorized to transfer proceeds from the account. You may choose to leave the proceeds in this account, or you may begin writing checks immediately.

In the case of a death of one of the parties to the annuity contract, if the recipient of the death benefit has elected a lump sum settlement and the contract value is $10,000 or more ($25,000 for certain contracts, subject to regulatory restrictions as described above), the proceeds will be placed into the interest-bearing account in the recipient's name as the owner of the account. The SecureLine (Reg. TM) account allows the recipient additional time to decide how to manage death benefit proceeds with the balance earning interest from the day the account is opened.


Loans

With respect to an allocated group contract, a participant under a plan that permits loans may apply for a loan under the contract prior to such participant's annuity commencement date. A participant must complete a loan application and assign account value in the fixed side equal to the loan amount as security for the loan. If the account value in the fixed side is less than the loan amount, we will transfer account value from the VAA to the fixed side, from either the subaccounts specified by the participant or on a pro-rata basis from all subaccounts. For purposes of applying transfer and withdrawal restrictions from the fixed side of the contract, any amount allocated to the fixed side of the contract as security for a loan will be included in the calculation of account value in the fixed side of the contract. However, neither withdrawals nor transfers from the fixed side of the contract are allowed to the extent that such a withdrawal or transfer would cause the value in the fixed side to be less than any outstanding loan. The minimum loan amount is $1,000. A participant may borrow up to the lesser of 50% of the account value or $50,000 on all outstanding loans to the participant under all plans. However, for plans not subject to ERISA, if 50% of the total account value is less than $10,000, the participant may borrow the lesser of $10,000 or 100% of the account value. A participant may have only one contract loan with us at any one time. Also, if the participant had an outstanding loan during the preceding twelve month period, the $50,000 maximum loan limit is reduced by the excess of the highest outstanding balance of loans during the preceding twelve month period over the outstanding current loan balance.

The loan interest rate is adjustable, which means it may change from time to time. The initial annual loan rate of interest, which we declare quarterly, will generally be the Moody's Corporate Bond Yield monthly average for the calendar month two months prior to the first day of each calendar quarter, rounded down to the next .25%. At the beginning of each calendar quarter, we will compare each loan's interest rate to the then current declared interest rate. If the then current declared interest rate is less than the loan's interest rate by .50% or more, the loan's interest rate will be decreased to equal the then current declared interest rate. The loan's interest rate will remain unchanged if the then current declared interest rate differs from the loan's interest rate by less than .50%. The loan rate for an existing loan may decrease, but it will never increase. During the time that the loan is outstanding, the amount of the loan principal pledged as security for the loan will earn interest at an annual rate of at least 3.00%, as specified in the contract. Loan payments of principal and interest must be paid in level amortized payments, either monthly or quarterly. The loan must be repaid within 5 years unless it is being used to purchase a principal residence for the participant in which case the loan must be repaid within 20 years or less.

The amounts and terms of a participant loan may be subject to the restrictions imposed under Section 72(p) of the tax code, Title I of ERISA, and any applicable plan. Under certain contracts, a one-time fee of up to $35 may be charged to set up a loan. Please see your contract for more information about loans, including interest rates and applicable fees and charges. This provision is not available in an unallocated group contract.

Please note: certain contracts do not have all of the loan provisions outlined above. Therefore, your contract may contain loan provisions with the following differences:
 o the loan interest for new loans is determined monthly (not quarterly);
 o the loan interest rate for existing loans is adjusted on the anniversary of the loan (not at the beginning of each quarter); and
 o the loan interest rate for existing loans may increase or decrease (not just decrease).

See your contract for more information.


Delay of Payments

Contract proceeds from the VAA will be paid within seven days, except:
 o when the NYSE is closed (other than weekends and holidays);
 o times when market trading is restricted or the SEC declares an emergency, and we cannot value units or the funds cannot redeem shares; or
 o when the SEC so orders to protect contractowners.

We may defer payments from the fixed side of the contract for up to six months.


Due to federal laws designed to counter terrorism and prevent money laundering by criminals, we may be required to reject a purchase payment and/or deny payment of a request for transfers, withdrawals, surrenders, or death benefits, until instructions are received from the appropriate regulator. We also may be required to provide additional information about a contractowner's account to government regulators.

Amendment of Contract

We reserve the right to amend the contract to meet the requirements of the 1940 Act or other applicable federal or state laws or regulations. You will be notified in writing of any changes, modifications or waivers. Any changes are subject to prior approval of your state's insurance department (if required).


Ownership

Contractowners have all rights under the contract. According to Indiana law, the assets of the VAA are held for the exclusive benefit of all contractowners and their designated beneficiaries; and the assets of the VAA are not chargeable with liabilities arising from any other business that we may conduct. Qualified contracts may not be assigned or transferred except as permitted by applicable law and upon written notification to us. Contracts used for qualified plans may not be assigned or transferred except as permitted by the Employee Retirement Income Security Act (ERISA) of 1974 and upon written notification to us. We assume no responsibility for the validity or effect of any assignment. Consult a tax adviser about the tax consequences of an assignment.



Distribution of the Contracts

Lincoln Financial Distributors ("LFD") serves as Principal Underwriter of this contract. LFD is affiliated with Lincoln Life and is registered as a broker-dealer with the SEC under the Securities Exchange Act of 1934 and is a member of FINRA. The Principal Underwriter has entered into selling agreements with Lincoln Financial Advisors Corporation ("LFA"), also an affiliate of ours. The Principal Underwriter has also entered into selling agreements with broker-dealers that are unaffiliated with us. While the Principal Underwriter has the legal authority to make payments to broker-dealers which have entered into selling agreements, we will make such payments on behalf of the Principal Underwriter in compliance with appropriate regulations. We also pay on behalf of LFD certain of its operating expenses related to the distribution of this and other of our contracts. The following paragraphs describe how payments are made by us and The Principal Underwriter to various parties.

Compensation Paid to LFA. The maximum commission the Principal Underwriter pays to LFA is 4.50% of purchase payments. LFA may elect to receive a lower commission when a purchase payment is made along with an earlier quarterly payment based on contract value for so long as the contract remains in effect. Upon annuitization, the maximum commission the Principal Underwriter pays to LFA is 1.25% of annuitized value and/or ongoing annual compensation of up to 0.00% of annuity value or statutory reserves.


Lincoln Life also pays for the operating and other expenses of LFA, including the following sales expenses: sales representative training allowances; compensation and bonuses for LFA's management team; advertising expenses; and all other expenses of distributing the contracts. LFA pays its sales representatives a portion of the commissions received for their sales of contracts. LFA sales representatives and their managers are also eligible for various cash benefits, such as bonuses, insurance benefits and financing arrangements, and non-cash compensation items that we may provide jointly with LFA. Non-cash compensation items may include conferences, seminars, trips, entertainment, merchandise and other similar items. In addition, LFA sales representatives who meet certain productivity, persistency and length of service standards and/or their managers may be eligible for additional compensation. Sales of the contracts may help LFA sales representatives and/or their managers qualify for such benefits. LFA sales representatives and their managers may receive other payments from us for services that do not directly involve the sale of the contracts, including payments made for the recruitment and training of personnel, production of promotional literature and similar services.

Compensation Paid to Unaffiliated Selling Firms. The Principal Underwriter pays commissions to all Selling Firms. The maximum commission the Principal Underwriter pays to Selling Firms, other than LFA, is 4.50% of purchase payments. Some Selling Firms may elect to receive a lower commission when a purchase payment is made along with an earlier quarterly payment based on contract value for so long as the contract remains in effect. Upon annuitization, the maximum commission the Principal Underwriter pays to Selling Firms is 1.25% of annuitized value and/or ongoing annual compensation of up to 0.00% of annuity value or statutory reserves. LFD also acts as wholesaler of the contracts and performs certain marketing and other functions in support of the distribution and servicing of the contracts.


LFD may pay certain Selling Firms or their affiliates additional amounts for, among other things: (1) "preferred product" treatment of the contracts in their marketing programs, which may include marketing services and increased access to sales representatives; (2) sales promotions relating to the contracts; (3) costs associated with sales conferences and educational seminars for their sales representatives; (4) other sales expenses incurred by them; and (5) inclusion in the financial products the Selling Firm offers.


Lincoln Life may provide loans to broker-dealers or their affiliates to help finance marketing and distribution of the contracts, and those loans may be forgiven if aggregate sales goals are met. In addition, we may provide staffing or other administrative support and services to broker-dealers who distribute the contracts. LFD, as wholesaler, may make bonus payments to certain Selling Firms based on aggregate sales of our variable insurance contracts (including the contracts) or persistency standards. These additional payments are not offered to all Selling Firms, and the terms of any particular agreement governing the payments may vary among Selling Firms.

These additional types of compensation are not offered to all Selling Firms. The terms of any particular agreement governing compensation may vary among Selling Firms and the amounts may be significant. The prospect of receiving, or the receipt of, additional compensation may provide Selling Firms and/or their registered representatives with an incentive to favor sales of the contracts over other variable annuity contracts (or other investments) with respect to which a Selling Firm does not receive additional compensation, or lower levels of additional compensation. You may wish to take such payment arrangements into account when considering and evaluating any recommendation relating to the contracts. Additional information relating to compensation paid in 2007 is contained in the SAI.

Compensation Paid to Other Parties. Depending on the particular selling arrangements, there may be others whom LFD compensates for the distribution activities. For example, LFD may compensate certain "wholesalers", who control access to certain selling offices, for access to those offices or for referrals, and that compensation may be separate from the compensation paid for sales of the contracts. LFD may compensate marketing organizations, associations, brokers or consultants which provide marketing assistance and other services to broker-dealers who distribute the contracts, and which may be affiliated with those broker-dealers. A marketing expense allowance is paid to American Funds Distributors (AFD) in consideration of the marketing assistance AFD provides to LFD. This allowance, which ranges from 0.10% to 0.16% is based on the amount of purchase payments initially allocated to the American Funds Insurance Series underlying the variable annuity. Commissions and other incentives or payments described above are not charged directly to contract owners or the Separate Account. All compensation is paid from our resources, which include fees and charges imposed on your contract.



Contractowner Questions

The obligations to purchasers under the contracts are those of Lincoln Life. This prospectus provides a general description of the contract. Questions about your contract should be directed to us at 1-800-341-0441.


Annuity Payouts

As permitted by the plan, the participant, or the beneficiary of a deceased participant, may elect to convert all or part of the participant's account balance or the death benefit to any annuity payout. The contract provides optional forms of payouts of annuities (annuity options), each of which is payable on a variable basis, a fixed basis or a combination of both as you specify. The contract provides that all or part of the contract value may be used to purchase an annuity payout option.

You may elect annuity payouts in monthly, quarterly, semiannual or annual installments.

We may maintain variable annuity payouts in the VAA, or in another separate account of Lincoln Life (variable payout division). We do not impose a charge when the annuity conversion amount is applied to a variable payout division to provide an annuity payout option. The contract benefits and charges for an annuity payout option, whether maintained in the VAA or in a variable payout division, are as described in this prospectus. The selection of funds available through a variable payout division may be different from the funds available through the VAA. If we will maintain a participant's variable annuity payout in a variable payout division, we will provide a prospectus for the variable payout division before the annuity commencement date.


Annuity Options

Life Annuity. This option offers a periodic payout during the lifetime of the annuitant and ends with the last payout before the death of the annuitant. This option offers the highest periodic payout since there is no guarantee of a minimum number of payouts or provision for a death benefit for beneficiaries. However, there is the risk under this option that the recipient would receive no payouts if he or she dies before the date set for the first payout; only one payout if death occurs before the second scheduled payout, and so on.

Life Annuity with Guaranteed Period. This option guarantees periodic payouts during a designated period, usually 10 or 20 years, and then continues throughout the lifetime of the annuitant. The designated period is selected by the contractowner or participant.

Joint Life Annuity. This option offers a periodic payout during the joint lifetime of the annuitant and a designated joint annuitant. The payouts continue during the lifetime of the survivor. However, under a joint life annuity, if both annuitants die before the date set for the first payout, no payouts will be made. Only one payment would be made if both deaths occur before the second scheduled payout, and so on.

Joint Life Annuity with Guaranteed Period. This option guarantees periodic payouts during a designated period, usually 10 or 20 years, and continues during the joint lifetime of the annuitant and a designated joint annuitant. The payouts continue during the lifetime of the survivor. The designated period is selected by the contractowner or participant, as applicable.

Joint Life and Two Thirds to Survivor Annuity. This option provides a periodic payout during the joint lifetime of the annuitant and a designated joint annuitant. When one of the joint annuitants dies, the survivor receives two thirds of the periodic payout made when both were alive.

Joint Life and Two-Thirds Survivor Annuity with Guaranteed Period. This option provides a periodic payout during the joint lifetime of the annuitant and a joint annuitant. When one of the joint annuitants dies, the survivor receives two-thirds of the periodic payout made when both were alive. This option further provides that should one or both of the annuitants die during the elected guaranteed period, usually 10 or 20 years, full benefit payment will continue for the rest of the guaranteed period.

Unit Refund Life Annuity. This option offers a periodic payout during the lifetime of the annuitant with the guarantee that upon death a payout will be made of the value of the number of annuity units (see Variable Annuity Payouts) equal to the excess, if any, of:
 o the total amount applied under this option divided by the annuity unit value for the date payouts begin, minus
 o the annuity units represented by each payout to the annuitant multiplied by the number of payouts paid before death.

The value of the number of annuity units is computed on the date the death claim is approved for payment by the appropriate office.


General information

Under the options listed above, you may not make withdrawals. Other options may be made available by us. Annuity payout options are only available if consistent with the contract, the plan, the tax code, and ERISA. The mortality and expense risk charge will be assessed on all variable annuity payouts, including options that do not have a life contingency and therefore no mortality risk.

Under any option providing for guaranteed payouts, the number of payouts which remain unpaid at the date of the annuitant's death (or surviving annuitant's death in the case of a joint life annuity) will be paid to the beneficiary as payouts become due.


Variable Annuity Payouts

Variable annuity payouts will be determined using:
 o The contract value on the annuity commencement date;
 o The annuity tables contained in the contract;
 o The annuity option selected; and
 o The investment performance of the fund(s) selected.

To determine the amount of payouts, we make this calculation:

1. Determine the dollar amount of the first periodic payout; then

2. Credit the contract with a fixed number of annuity units equal to the first periodic payout divided by the annuity unit value; and

3. Calculate the value of the annuity units each period thereafter.

We assume an investment return of 5% per year, as applied to the applicable mortality table. The amount of each payout after the initial payout will depend upon how the underlying fund(s) and series perform, relative to the 5% assumed rate. If the actual net investment rate (annualized) exceeds 5%, the annuity payout will increase at a rate proportional to the amount of such excess. Conversely, if the actual rate is less than 5% annuity payments will decrease. There is a more complete explanation of this calculation in the SAI.



Federal Tax Matters

Introduction
The Federal income tax treatment of the contract is complex and sometimes uncertain. The Federal income tax rules may vary with your particular circumstances. This discussion does not include all the Federal income tax rules that may affect you and your contract. This discussion also does not address other Federal tax consequences (including consequences of sales to foreign individuals or entities), or state or local tax consequences, associated with the contract. As a result, you should always consult a tax adviser about the application of tax rules to your individual situation.


Qualified Retirement Plans

We designed the contracts for use in connection with certain types of retirement plans that receive favorable treatment under the tax code. Contracts issued to or in connection with a qualified retirement plan are called "qualified contracts." We issue contracts for use with various types of qualified plans. The Federal income tax rules applicable to those plans are complex and varied. As a result, this prospectus does not attempt to provide more than general information about the use of the contract with the various types of qualified plans. Persons planning to use the contract in connection with a qualified plan should obtain advice from a competent tax adviser.

Types of Qualified Contracts and Terms of Contracts

Qualified plans include the following:
 o Individual Retirement Accounts and Annuities ("Traditional IRAs")
 o Roth IRAs
 o Traditional IRA that is part of a Simplified Employee Pension Plan ("SEP")
 o SIMPLE 401(k) plans (Savings Incentive Matched Plan for Employees)

 o 401(a) plans (qualified corporate employee pension and profit-sharing plans)
 o 403(a) plans (qualified annuity plans)
 o 403(b) plans (public school system and tax-exempt organization annuity plans)
 o H.R. 10 or Keogh Plans (self-employed individual plans)
 o 457(b) plans (deferred compensation plans for state and local governments and tax-exempt organizations)
 o Roth 403(b) plans

We may issue a contract for use with other types of qualified plans in the future. We do not offer certain types of qualified plans for all of our annuity products. Check with your representative concerning qualified plan availability for this product.

We will amend contracts to be used with a qualified plan as generally necessary to conform to the tax law requirements for the type of plan. However, the rights of a person to any qualified plan benefits may be subject to the plan's terms and conditions. In addition, we are not bound by the terms and conditions of qualified plans to the extent such terms and conditions contradict the contract, unless we consent.


Tax Deferral on Earnings

The Federal income tax law generally does not tax any increase in your contract value until you receive a contract distribution. However, for this general rule to apply, certain requirements must be satisfied:
 o An individual must own the contract (or the tax law must treat the contract as owned by an individual).
 o The investments of the VAA must be "adequately diversified" in accordance with IRS regulations.
 o Your right to choose particular investments for a contract must be limited.
 o The annuity commencement date must not occur near the end of the annuitant's life expectancy.


Investments in the VAA Must Be Diversified

For a contract to be treated as an annuity for Federal income tax purposes, the investments of the VAA must be "adequately diversified." IRS regulations define standards for determining whether the investments of the VAA are adequately diversified. If the VAA fails to comply with these diversification standards, you could be required to pay tax currently on the excess of the contract value over the contract purchase payments. Although we do not control the investments of the underlying investment options, we expect that the underlying investment options will comply with the IRS regulations so that the VAA will be considered "adequately diversified."


Restrictions

Federal income tax law limits your right to choose particular investments for the contract. Because the IRS has not issued guidance specifying those limits, the limits are uncertain and your right to allocate contract values among the subaccounts may exceed those limits. If so, you would be treated as the owner of the assets of the VAA and thus subject to current taxation on the income, bonus credits, persistency credits and gains, if applicable, from those assets. We do not know what limits may be set by the IRS in any guidance that it may issue and whether any such limits will apply to existing contracts. We reserve the right to modify the contract without your consent to try to prevent the tax law from considering you as the owner of the assets of the VAA.


Tax Treatment of Qualified Contracts

The Federal income tax rules applicable to qualified plans and qualified contracts vary with the type of plan and contract. For example,
 o Federal tax rules limit the amount of purchase payments that can be made, and the tax deduction or exclusion that may be allowed for the purchase payments. These limits vary depending on the type of qualified plan and the plan participant's specific circumstances, e.g., the participant's compensation.
 o Under most qualified plans, such as a traditional IRA, the owner must begin receiving payments from the contract in certain minimum amounts by a certain age, typically age 701/2. Other qualified plans may allow the participant to take required distributions upon the later of reaching age 701/2 or retirement.


Tax Treatment of Payments

The Federal income tax rules generally include distributions from a qualified contract in the participant's income as ordinary income. These taxable distributions will include purchase payments that were deductible or excludible from income. Thus, under many qualified contracts, the total amount received is included in income since a deduction or exclusion from income was taken for purchase payments. There are exceptions. For example, you do not include amounts received from a Roth IRA in income if certain conditions are satisfied.

Required Minimum Distributions

Under most qualified plans, you must begin receiving payments from the contract in certain minimum amounts by the later of age 701/2 or retirement. You are required to take distributions from your traditional IRAs beginning in the year you reach age 701/2. If you own a Roth IRA, you are not required to receive minimum distributions from your Roth IRA during your life.

Failure to comply with the minimum distribution rules applicable to certain qualified plans, such as Traditional IRAs, will result in the imposition of an excise tax. This excise tax equals 50% of the amount by which a minimum required distribution exceeds the actual distribution from the qualified plan.

The IRS has issued new regulations concerning required minimum distributions. The regulations may impact the distribution method you have chosen and the amount of your distributions. Under new regulations, the presence of an enhanced death benefit, Lincoln SmartSecurity (Reg. TM) Advantage, or other benefit, if any, may require you to take additional distributions. An enhanced death benefit is any death benefit that has the potential to pay more than the contract value or a return of purchase payments. Please contact your tax adviser regarding any tax ramifications.


Federal Penalty Taxes Payable on Distributions

The tax code may impose a 10% penalty tax on a distribution from a qualified contract that must be included in income. The tax code does not impose the penalty tax if one of several exceptions applies. The exceptions vary depending on the type of qualified contract you purchase. For example, in the case of an IRA, exceptions provide that the penalty tax does not apply to a withdrawal, surrender, or annuity payout:
 o received on or after the annuitant reaches 591/2,
 o received on or after the annuitant's death or because of the annuitant's disability (as defined in the tax law),
 o received as a series of substantially equal periodic payments based on the annuitant's life (or life expectancy), or
 o received as reimbursement for certain amounts paid for medical care.

These exceptions, as well as certain others not described here, generally apply to taxable distributions from other qualified plans. However, the specific requirements of the exception may vary.


Taxation of Death Benefits

We may distribute amounts from your contract because of your death. Federal tax rules may limit the payment options available to your beneficiaries. If your spouse is your beneficiary, your surviving spouse will generally receive special treatment and will have more available payment options. Non-spouse beneficiaries do not receive the same special treatment. Payment options may be further limited depending upon whether you reached the date upon which you were required to begin minimum distributions. The Pension Protection Act of 2006 ("PPA") permits non-spouse beneficiary rollovers to an "inherited IRA" (effective January 1, 2007).


Transfers and Direct Rollovers

As a result of the Economic Growth and Tax Relief Reconciliation Act of 2001 ("EGTRRA"), you may be able to move funds between different types of qualified plans, such as 403(b) and 457(b) governmental plans, by means of a rollover or transfer. You may be able to rollover or transfer amounts between qualified plans and traditional IRAs. These rules do not apply to Roth IRAs and 457(b) non-governmental tax-exempt plans. There are special rules that apply to rollovers, direct rollovers and transfers (including rollovers or transfers or after-tax amounts). If the applicable rules are not followed, you may incur adverse Federal income tax consequences, including paying taxes which you might not otherwise have had to pay. Before we send a rollover distribution, we will provide a notice explaining tax withholding requirements (see Federal Income Tax Withholding). We are not required to send you such notice for your IRA. You should always consult your tax adviser before you move or attempt to move any funds. The PPA permits direct conversions from certain qualified, 403(b) or 457(b) plans to Roth IRAs (effective for distribution after 2007).


Federal Income Tax Withholding

We will withhold and remit to the IRS a part of the taxable portion of each distribution made under a contract unless you notify us prior to the distribution that tax is not to be withheld. In certain circumstances, Federal income tax rules may require us to withhold tax. At the time a withdrawal, surrender, or annuity payout is requested, we will give you an explanation of the withholding requirements.

Certain payments from your contract may be considered eligible rollover distributions (even if such payments are not being rolled over). Such distributions may be subject to special tax withholding requirements. The Federal income tax withholding rules require that we withhold 20% of the eligible rollover distribution from the payment amount, unless you elect to have the amount directly transferred to certain qualified plans or contracts. The IRS requires that tax be withheld, even if you have requested otherwise. Such tax withholding requirements are generally applicable to 401(a), 403(a) or
(b), HR 10, and 457(b) governmental plans and contracts used in connection with these types of plans.

Nonqualified Annuity Contracts

A nonqualified annuity is a contract not issued in connection with a qualified retirement plan receiving special tax treatment under the tax code, such as an IRA or 403(b) plan. These contracts are not intended for use with nonqualified annuity contracts. Different federal tax rules apply to nonqualified annuity contracts. Persons planning to use the contract in connection with a nonqualified annuity should obtain advice from a tax advisor.


Our Tax Status

Under existing Federal income tax laws, we do not pay tax on investment income and realized capital gains of the VAA. We do not expect that we will incur any Federal income tax liability on the income and gains earned by the VAA. However, the Company does expect, to the extent permitted under Federal tax law, to claim the benefit of the foreign tax credit as the owner of the assets of the VAA. Therefore, we do not impose a charge for Federal income taxes. If Federal income tax law changes and we must pay tax on some or all of the income and gains earned by the VAA, we may impose a charge against the VAA to pay the taxes.


Changes in the Law

The above discussion is based on the tax code, IRS regulations, and interpretations existing on the date of this prospectus. However, Congress, the IRS, and the courts may modify these authorities, sometimes retroactively.



Additional Information

Voting Rights
As required by law, we will vote the fund shares held in the VAA at meetings of the shareholders of the funds. The voting will be done according to the instructions of contractowners who have interests in any subaccounts which invest in classes of the funds. If the 1940 Act or any regulation under it should be amended or if present interpretations should change, and if as a result we determine that we are permitted to vote the fund shares in our own right, we may elect to do so.

The number of votes which you have the right to cast will be determined by applying your percentage interest in a subaccount to the total number of votes attributable to the subaccount. In determining the number of votes, fractional shares will be recognized.


Each underlying fund is subject to the laws of the state in which it is organized concerning, among other things, the matters which are subject to a shareholder vote, the number of shares which must be present in person or by proxy at a meeting of shareholders (a "quorum"), and the percentage of such shares present in person or by proxy which must vote in favor of matters presented. Because shares of the underlying fund held in the Separate Account are owned by us, and because under the 1940 Act we will vote all such shares in the same proportion as the voting instruction which we receive, it is important that each contractowner provide their voting instructions to us. Even though contractowners may choose not to provide voting instruction, the shares of a fund to which such contractowners would have been entitled to provide voting instruction will, subject to fair representation requirements, be voted by us in the same proportion as the voting instruction which we actually receive. As a result, the instruction of a small number of contractowners could determine the outcome of matters subject to shareholder vote. All shares voted by us will be counted when the underlying fund determines whether any requirement for a minimum number of shares be present at such a meeting to satisfy a quorum requirement has been met. Voting instructions to abstain on any item to be voted on will be applied on a pro-rata basis to reduce the number of votes eligible to be cast.


Whenever a shareholders meeting is called, we will provide or make available to each person having a voting interest in a subaccount proxy voting material, reports and other materials relating to the funds. Since the funds engage in shared funding, other persons or entities besides Lincoln Life may vote fund shares. See Investments of the Variable Annuity Account - Fund Shares.


Return Privilege

With respect to a participant under an allocated group contract, within the free-look period after you first receive the certificate, you may cancel it for any reason by delivering or mailing it postage prepaid, to the servicing office at P.O. Box 2340 Fort Wayne, IN 46808. A certificate canceled under this provision will be void. With respect to the fixed side of a contract, we will return contributions. With respect to the VAA, except as explained in the following paragraph, we will return the account value as of the date of receipt of the cancellation, plus any account charge and any premium taxes which had been deducted. No surrender charge will be assessed. A participant who allocates contributions to the VAA is subject to the risk of a market loss during the free-look period.

For contracts written in those states whose laws require that we assume this market risk during the free-look period, a contract may be canceled, subject to the conditions explained before, except that we will return only the contribution(s).

State Regulation


As a life insurance company organized and operated under Indiana law, we are subject to provisions governing life insurers and to regulation by the Indiana Commissioner of Insurance. Our books and accounts are subject to review and examination by the Indiana Department of Insurance at all times. A full examination of our operations is conducted by that Department at least every five years.



Restrictions Under the Texas Optional Retirement Program

Title 8, Section 830.105 of the Texas Government Code, consistent with prior interpretations of the Attorney General of the State of Texas, permits participants in the Texas Optional Retirement Program (ORP) to redeem their interest in a variable annuity contract issued under the ORP only upon:
 o Termination of employment in all institutions of higher education as defined in Texas law;
 o Retirement; or
 o Death.

Accordingly, a participant in the ORP will be required to obtain a certificate of termination from their employer before accounts can be redeemed.


Records and Reports


As presently required by the 1940 Act and applicable regulations, we are responsible for maintaining all records and accounts relating to the VAA. We have entered into an agreement with Mellon Bank, N.A., One Mellon Bank Center, 500 Grant Street, Pittsburgh, Pennsylvania, 15258, to provide accounting services to the VAA. We will mail to you, at your last known address of record at the servicing office, at least semi-annually after the first contract year, reports containing information required by that Act or any other applicable law or regulation.



Other Information

A Registration Statement has been filed with the SEC, under the Securities Act of 1933 as amended, for the contracts being offered here. This prospectus does not contain all the information in the Registration Statement, its amendments and exhibits. Please refer to the Registration Statement for further information about the VAA, Lincoln Life and the contracts offered. Statements in this prospectus about the content of contracts and other legal instruments are summaries. For the complete text of those contracts and instruments, please refer to those documents as filed with the SEC.


Legal Proceedings

In the ordinary course of its business, Lincoln Life, the VAA, and the principal underwriter may become or are involved in various pending or threatened legal proceedings, including purported class actions, arising from the conduct of business. In some instances, these proceedings include claims for unspecified or substantial punitive damages and similar types of relief in addition to amounts for alleged contractual liability or requests for equitable relief. After consultation with legal counsel and a review of available facts, it is management's opinion that these proceedings, after consideration of any reserves and rights to indemnification, ultimately will be resolved without materially affecting the consolidated financial position of Lincoln Life, the VAA, or the principal underwriter. However, given the large and indeterminate amounts sought in certain of these proceedings and the inherent difficulty in predicting the outcome of such legal proceedings, it is possible that an adverse outcome in certain matters could be material to our operating results for any particular reporting period.

Contents of the Statement of Additional Information (SAI) for Lincoln Life Variable Annuity Account Q


Item
Special Terms
Services
Principal Underwriter
Purchase of Securities Being Offered
Annuity payouts
Determination of Accumulation and Annuity Unit
Value
Advertising
Other Information
Financial Statements

For a free copy of the SAI complete the form below.











                Statement of Additional Information Request Card
                        Group Variable Annuity Contracts
                    Lincoln Life Variable Annuity Account Q











Please send me a free copy of the current Statement of Additional Information for Lincoln Life Variable Annuity Account
                                   Account Q.


                                 (Please Print)


Name: -------------------------------------------------------------------------






Address: ----------------------------------------------------------------------














City ---------------------------------------------------  State ---------
Zip ---------


Mail to: The Lincoln Life National Insurance Co., P. O. Box 2340, Fort Wayne, IN 46808

Appendix A - Condensed Financial Information

Accumulation Unit Values

The following information relates to accumulation unit values and accumulation units for funds available in the periods ended December 31. It should be read along with the VAA's financial statement and notes which are included in the SAI.




                            Standard                           1st Breakpoint                       2nd Breakpoint
              ------------------------------------- ------------------------------------- ----------------------------------
                                                                                           Accumulation unit
              Accumulation unit value               Accumulation unit value                      value
              -----------------------   Number of   -----------------------   Number of   --------------------   Number of
               Beginning     End of    accumulation  Beginning     End of    accumulation  Beginning   End of   accumulation
               of period     period       units      of period     period       units      of period   period      units
              ----------- ----------- ------------- ----------- ----------- ------------- ----------- -------- -------------
                            (Accumulation unit value in dollars and Number of accumulation units in thousands)
AllianceBernstein VPS Global Technology
2000.........    10.000*      7.372*         8         10.000*      7.383*          6
2001.........     7.372       5.440         19          7.383       5.463          12
2002.........     5.440       3.134         32          5.463       3.155          19
2003.........     3.134       4.462         55          3.155       4.503          31
2004.........     4.462       4.642         70          4.503       4.696          78
2005.........     4.642       4.764         81          4.696       4.831          91
2006.........     4.764       5.111         89          4.831       5.197         114         4.748     5.201          1
2007.........     5.111       6.067        121          5.197       6.184         124         5.201     6.201          1
-------------    ------       -----        ---         ------       -----         ---         -----     -----          -
AllianceBernstein VPS Growth and Income
2004.........    10.342*     11.133*         1         10.350*     11.150*          2
2005.........    11.133      11.528         11         11.150      11.575          68
2006.........    11.528      13.351         77         11.575      13.440          74        12.228    13.449         78
2007.........    13.351      13.861         82         13.440      13.987         108        13.449    14.025         71
-------------    ------      ------        ---         ------      ------         ---        ------    ------         --
American Funds Global Growth Fund
2004.........    10.291*     11.309*         1         10.245*     11.327*         31
2005.........    11.309      12.772         11         11.327      12.825          90
2006.........    12.772      15.227         35         12.825      15.329          42        14.022    15.340        126
2007.........    15.227      17.314         62         15.329      17.474         120        15.340    17.521        130
-------------    ------      ------        ---         ------      ------         ---        ------    ------        ---
American Funds Growth Fund
2000.........    10.000*      9.560*        35         10.000*      9.575*        249
2001.........     9.560       7.746        162          9.575       7.778         494
2002.........     7.746       5.794        293          7.778       5.832         984
2003.........     5.794       7.847        419          5.832       7.919       1,346
2004.........     7.847       8.740        578          7.919       8.842       1,908
2005.........     8.740      10.054        723          8.842      10.197       2,469
2006.........    10.054      10.971        886         10.197      11.155       1,043        10.428    11.163      1,694
2007.........    10.971      12.202        914         11.155      12.439       1,357        11.163    12.472      1,565
-------------    ------      ------        ---         ------      ------       -----        ------    ------      -----
American Funds Growth-Income Fund
2004.........    10.316*     10.977*        12         10.149*     10.994*        431
2005.........    10.977      11.502         58         10.994      11.548         822
2006.........    11.502      13.118        115         11.548      13.205         284        12.216    13.214        836
2007.........    13.118      13.643        169         13.205      13.767         603        13.214    13.804        918
-------------    ------      ------        ---         ------      ------       -----        ------    ------      -----
American Funds International Fund
2000.........    10.000*      8.085*        10         10.000*      8.098*         81
2001.........     8.085       6.412         24          8.098       6.439         120
2002.........     6.412       5.406         60          6.439       5.442         145
2003.........     5.406       7.218         84          5.442       7.284         219
2004.........     7.218       8.526        122          7.284       8.627         441
2005.........     8.526      10.256        185          8.627      10.404         685
2006.........    10.256      12.081        270         10.404      12.285         370        11.471    12.294        487
2007.........    12.081      14.355        330         12.285      14.635         536        12.294    14.674        512
-------------    ------      ------        ---         ------      ------       -----        ------    ------      -----
Delaware VIP Diversified Income Series
2004.........    10.095*     10.936*         3         10.190*     10.952*         10
2005.........    10.936      10.778         28         10.952      10.821          75
2006.........    10.778      11.516        103         10.821      11.591         174        11.206    11.599         34
2007.........    11.516      12.271        146         11.591      12.382         339        11.599    12.415        117
-------------    ------      ------        ---         ------      ------       -----        ------    ------      -----
Delaware VIP High Yield Series
2005.........    10.182      10.273          1         10.298      10.289           1**
2006.........    10.273      11.437         19         10.289      11.484           6        10.936    11.492         10
2007.........    11.437      11.639         53         11.484      11.717          37        11.492    11.749         37
-------------    ------      ------        ---         ------      ------       -----        ------    ------      -----

                            Standard                           1st Breakpoint                       2nd Breakpoint
              ------------------------------------- ------------------------------------- ----------------------------------
                                                                                           Accumulation unit
              Accumulation unit value               Accumulation unit value                      value
              -----------------------   Number of   -----------------------   Number of   --------------------   Number of
               Beginning     End of    accumulation  Beginning     End of    accumulation  Beginning   End of   accumulation
               of period     period       units      of period     period       units      of period   period      units
              ----------- ----------- ------------- ----------- ----------- ------------- ----------- -------- -------------
                            (Accumulation unit value in dollars and Number of accumulation units in thousands)
Delaware VIP REIT Series
2000.........    10.000*     11.662*          2        10.000*     11.683*          3
2001.........    11.662      12.560          12        11.683      12.615          18
2002.........    12.560      12.998          30        12.615      13.086          44
2003.........    12.998      17.246          47        13.086      17.408          80
2004.........    17.246      22.432          77        17.408      22.700         126
2005.........    22.432      23.801         116        22.700      24.145         145
2006.........    23.801      31.252         151        24.145      31.785         112        28.421    31.806         56
2007.........    31.252      26.628         141        31.785      27.150         111        31.806    27.222         35
-------------    ------      ------         ---        ------      ------         ---        ------    ------         --
Delaware VIP Small Cap Value Series
2001.........     1.000*      1.023*        116         1.000*      1.024*          3
2002.........     1.023       0.955         286         1.024       0.959         142
2003.........     0.955       1.339         493         0.959       1.348         274
2004.........     1.339       1.606         857         1.348       1.621         895
2005.........     1.606       1.735       1,300         1.621       1.756       1,722
2006.........     1.735       1.991       1,746         1.756       2.020       1,936         1.900     2.021        201
2007.........     1.991       1.836       1,662         2.020       1.867       2,499         2.021     1.872        272
-------------    ------      ------       -----        ------      ------       -----        ------    ------        ---
Delaware VIP Trend Series
1998.........     1.220       1.368           2         1.220       1.370         628
1999.........     1.368       2.309           2         1.370       2.318         946
2000.........     2.309       2.129         190         2.318       2.143       1,712
2001.........     2.129       1.784         395         2.143       1.800       2,781
2002.........     1.784       1.414         553         1.800       1.431       2,347
2003.........     1.414       1.892         677         1.431       1.918       2,031
2004.........     1.892       2.109         850         1.918       2.144       2,121
2005.........     2.109       2.210         926         2.144       2.253       1,948
2006.........     2.210       2.354         950         2.253       2.406       1,559         2.171     2.407        595
2007.........     2.354       2.581         926         2.406       2.644       1,692         2.407     2.651        515
-------------    ------      ------       -----        ------      ------       -----        ------    ------        ---
Delaware VIP Value Series
1998.........     1.596       1.611           1         1.596       1.613         199
1999.........     1.611       1.547           1         1.613       1.553         315
2000.........     1.547       1.706          10         1.553       1.716         305
2001.........     1.706       1.623         102         1.716       1.637       1,066
2002.........     1.623       1.307         196         1.637       1.321       2,036
2003.........     1.307       1.660         350         1.321       1.682       2,031
2004.........     1.660       1.888         467         1.682       1.919       1,798
2005.........     1.888       1.982         598         1.919       2.020       2,129
2006.........     1.982       2.435         853         2.020       2.488       1,045         2.246     2.489      1,555
2007.........     2.435       2.346         848         2.488       2.402       1,276         2.489     2.408      1,752
-------------    ------      ------       -----        ------      ------       -----        ------    ------      -----
DWS VIP Equity 500 Index
1999.........    10.000*     10.999*          1        10.000*     11.018*         94
2000.........    10.999       9.884          24        11.018       9.925         493
2001.........     9.884       8.593          47         9.925       8.651         721
2002.........     8.593       6.609          96         8.651       6.670         979
2003.........     6.609       8.385         157         6.670       8.485         740
2004.........     8.385       9.181         202         8.485       9.313         664
2005.........     9.181       9.515         248         9.313       9.676         589
2006.........     9.515      10.882         377         9.676      11.094         359        10.171    11.102        387
2007.........    10.882      11.344         358        11.094      11.594         391        11.102    11.625        251
-------------    ------      ------       -----        ------      ------       -----        ------    ------      -----
DWS VIP Small Cap Index
1999.........    10.000*     11.669*          1        10.000*     11.693*          1
2000.........    11.669      11.107           2        11.693      11.158           8
2001.........    11.107      11.223           6        11.158      11.303          29
2002.........    11.223       8.824          14        11.303       8.910         118
2003.........     8.824      12.792          24         8.910      12.949          86
2004.........    12.792      14.914          36        12.949      15.134         103
2005.........    14.914      15.394          48        15.134      15.661         108
2006.........    15.394      17.906          63        15.661      18.263          67        16.718    18.275         59
2007.........    17.906      17.391          67        18.263      17.782          72        18.275    17.830         48
-------------    ------      ------       -----        ------      ------       -----        ------    ------      -----

                             Standard                            1st Breakpoint                       2nd Breakpoint
              -------------------------------------- -------------------------------------- ----------------------------------
                                                                                             Accumulation unit
              Accumulation unit value                Accumulation unit value                       value
              ------------------------   Number of   ------------------------   Number of   --------------------   Number of
               Beginning     End of     accumulation  Beginning     End of     accumulation  Beginning   End of   accumulation
               of period     period        units      of period     period        units      of period   period      units
              ----------- ------------ ------------- ----------- ------------ ------------- ----------- -------- -------------
                             (Accumulation unit value in dollars and Number of accumulation units in thousands)
Fidelity (Reg. TM) VIP Contrafund (Reg. TM) Portfolio
1999.........    10.000*      11.331*          1        10.000*      11.349*          6
2000.........    11.331       10.465          16        11.349       10.508          52
2001.........    10.465        9.080          26        10.508        9.140         169
2002.........     9.080        8.142          42         9.140        8.217         287
2003.........     8.142       10.346          74         8.217       10.468         334
2004.........    10.346       11.815          99        10.468       11.984         442
2005.........    11.815       13.667         163        11.984       13.898         574
2006.........    13.667       15.099         227        13.898       15.393         155        14.333    15.403       519
2007.........    15.099       17.566         281        15.393       17.953         219        15.403    18.001       484
-------------    ------       ------         ---        ------       ------         ---        ------    ------       ---
Fidelity (Reg. TM) VIP Growth Portfolio
1999.........    10.000*      12.380*          1        10.000*      12.403*         78
2000.........    12.380       10.900          20        12.403       10.948         224
2001.........    10.900        8.878          44        10.948        8.940         464
2002.........     8.878        6.135          58         8.940        6.194         427
2003.........     6.135        8.065          81         6.194        8.163         353
2004.........     8.065        8.245          99         8.163        8.366         281
2005.........     8.245        8.626         110         8.366        8.775         202
2006.........     8.626        9.115         117         8.775        9.295         139         8.800     9.302        46
2007.........     9.115       11.449         146         9.295       11.705         150         9.302    11.736        40
-------------    ------       ------         ---        ------       ------         ---        ------    ------       ---
Lincoln VIP Money Market Fund
1998.........     2.460        2.516           1         2.460        2.521         847
1999.........     2.516        2.608           1         2.521        2.621       1,109
2000.........     2.608        2.738         224         2.621        2.759       1,313
2001.........     2.738        2.820         355         2.759        2.848       1,589
2002.........     2.820        2.831         411         2.848        2.867       1,056
2003.........     2.831        2.822         531         2.867        2.865         694
2004.........     2.822        2.818         573         2.865        2.868         807
2005.........     2.818        2.868         633         2.868        2.926         998
2006.........     2.868        2.972         803         2.926        3.040         421         2.998     3.042       791
2007.........     2.972        3.089       1,516         3.040        3.167         975         3.042     3.176       658
-------------    ------       ------       -----        ------       ------       -----        ------    ------       ---
Lincoln VIPT Baron Growth Opportunities***
1999.........    10.000*      11.468*          1        10.000*      11.488*          1
2000.........    11.468       11.052           3        11.488       11.100           6
2001.........    11.052       12.292          19        11.100       12.377          10
2002.........    12.292       10.442          28        12.377       10.540          18
2003.........    10.442       13.441          43        10.540       13.601          21
2004.........    13.441       16.718          67        13.601       16.961          42
2005.........    16.718       17.109         106        16.961       17.400          74
2006.........    17.109       19.567         135        17.400       19.951          98        17.871    19.964         5
2007.........    19.567       20.035         153        19.951       20.479         135        19.964    20.534         6
-------------    ------       ------       -----        ------       ------       -----        ------    ------       ---
Lincoln VIPT Cohen & Steers Global Real Estate
2007.........     9.460        8.265           4         9.430        8.278           1         8.672     8.288         1
-------------    ------       ------       -----        ------       ------       -----        ------    ------       ---
Lincoln VIPT Delaware Bond
1998.........     4.776        5.023           1         4.776        5.032         283
1999.........     5.023        4.811           1         5.032        4.831         664
2000.........     4.811        5.281          15         4.831        5.317         508
2001.........     5.281        5.707          78         5.317        5.760         624
2002.........     5.707        6.224         198         5.760        6.298         536
2003.........     6.224        6.611         292         6.298        6.706         586
2004.........     6.611        6.892         373         6.706        7.009         646
2005.........     6.892        7.003         498         7.009        7.140         858
2006.........     7.003        7.260         581         7.140        7.421         721         7.252     7.426       432
2007.........     7.260        7.579         639         7.421        7.767         889         7.426     7.787       438
-------------    ------       ------       -----        ------       ------       -----        ------    ------       ---

                           Standard                        1st Breakpoint                     2nd Breakpoint
              ---------------------------------- ---------------------------------- ----------------------------------
               Accumulation unit                  Accumulation unit                  Accumulation unit
                     value                              value                              value
              --------------------   Number of   --------------------   Number of   --------------------   Number of
               Beginning   End of   accumulation  Beginning   End of   accumulation  Beginning   End of   accumulation
               of period   period      units      of period   period      units      of period   period      units
              ----------- -------- ------------- ----------- -------- ------------- ----------- -------- -------------
                         (Accumulation unit value in dollars and Number of accumulation units in thousands)
Lincoln VIPT Delaware Growth and Income
1998.........    10.522    11.496          1        10.522    11.515        600
1999.........    11.496    13.379          1        11.515    13.434      1,429
2000.........    13.379    11.970         31        13.434    12.049      1,554
2001.........    11.970    10.520         84        12.049    10.616      1,725
2002.........    10.520     8.118        119        10.616     8.213      1,684
2003.........     8.118    10.426        153         8.213    10.574      1,658
2004.........    10.426    11.559        193        10.574    11.754      1,479
2005.........    11.559    12.078        224        11.754    12.313      1,405
2006.........    12.078    13.436        224        12.313    13.731        492        12.663    13.740        574
2007.........    13.436    14.116        217        13.731    14.463        573        13.740    14.501        443
-------------    ------    ------        ---        ------    ------      -----        ------    ------        ---
Lincoln VIPT Delaware Managed
1998.........     5.004     5.260          1         5.004     5.269        220
1999.........     5.260     5.610          1         5.269     5.633        631
2000.........     5.610     5.476          6         5.633     5.512        478
2001.........     5.476     5.334         37         5.512     5.383        536
2002.........     5.334     4.697         63         5.383     4.752        589
2003.........     4.697     5.715        109         4.752     5.797        724
2004.........     5.715     6.224        143         5.797     6.329      1,211
2005.........     6.224     6.441        188         6.329     6.566      1,526
2006.........     6.441     7.051        226         6.566     7.205        303         6.773     7.210      1,303
2007.........     7.051     7.300        226         7.205     7.479        441         7.210     7.499      1,322
-------------    ------    ------        ---        ------    ------      -----        ------    ------      -----
Lincoln VIPT Delaware Social Awareness
1998.........     5.471     5.875          1         5.471     5.883        824
1999.........     5.875     6.715          1         5.883     6.741      1,300
2000.........     6.715     6.094         31         6.741     6.133      1,502
2001.........     6.094     5.459         81         6.133     5.508      1,588
2002.........     5.459     4.209        149         5.508     4.257      1,493
2003.........     4.209     5.495        200         4.257     5.572      1,488
2004.........     5.495     6.131        244         5.572     6.233      1,369
2005.........     6.131     6.800        295         6.233     6.930      1,359
2006.........     6.800     7.561        329         6.930     7.725        319         7.132     7.730        984
2007.........     7.561     7.707        360         7.725     7.895        337         7.730     7.916        870
-------------    ------    ------        ---        ------    ------      -----        ------    ------      -----
Lincoln VIPT Delaware Special Opportunities
1998.........     8.943     8.721          1         8.943     8.733        109
1999.........     8.721     8.249          1         8.733     8.280        133
2000.........     8.249     9.476          1         8.280     9.536        104
2001.........     9.476     9.581         15         9.536     9.666        158
2002.........     9.581     8.374         33         9.666     8.469        161
2003.........     8.374    11.108         56         8.469    11.264        183
2004.........    11.108    13.501         84        11.264    13.725        233
2005.........    13.501    15.457        133        13.725    15.754        343
2006.........    15.457    17.760        177        15.754    18.146        152        16.717    18.158        252
2007.........    17.760    18.252        186        18.146    18.696        206        18.158    18.746        216
-------------    ------    ------        ---        ------    ------      -----        ------    ------      -----
Lincoln VIPT FI Equity-Income
1998.........     2.356     2.399          1         2.356     2.403        777
1999.........     2.399     2.524          1         2.403     2.534      1,395
2000.........     2.524     2.764         17         2.534     2.782        885
2001.........     2.764     2.536        199         2.782     2.559      1,547
2002.........     2.536     2.117        565         2.559     2.142      2,005
2003.........     2.117     2.774        812         2.142     2.813      2,589
2004.........     2.774     3.015      1,021         2.813     3.065      3,162
2005.........     3.015     3.119      1,085         3.065     3.179      3,416
2006.........     3.119     3.436      1,139         3.179     3.510      1,224         3.273     3.513      2,172
2007.........     3.436     3.550        995         3.510     3.636      1,483         3.513     3.646      1,993
-------------    ------    ------      -----        ------    ------      -----        ------    ------      -----

                           Standard                        1st Breakpoint                      2nd Breakpoint
              ---------------------------------- ---------------------------------- ------------------------------------
               Accumulation unit                  Accumulation unit                   Accumulation unit
                     value                              value                               value
              --------------------   Number of   --------------------   Number of   ----------------------   Number of
               Beginning   End of   accumulation  Beginning   End of   accumulation  Beginning    End of    accumulation
               of period   period      units      of period   period      units      of period    period       units
              ----------- -------- ------------- ----------- -------- ------------- ----------- ---------- -------------
                          (Accumulation unit value in dollars and Number of accumulation units in thousands)
Lincoln VIPT Janus Capital Appreciation
1998.........     2.119     2.573         1          2.119     2.577        555
1999.........     2.573     3.706         3          2.577     3.721      2,697
2000.........     3.706     3.088       272          3.721     3.108      3,498
2001.........     3.088     2.266       466          3.108     2.286      4,464
2002.........     2.266     1.638       655          2.286     1.657      3,784
2003.........     1.638     2.148       812          1.657     2.179      2,969
2004.........     2.148     2.239       823          2.179     2.277      2,286
2005.........     2.239     2.310       796          2.277     2.355      1,752
2006.........     2.310     2.508       735          2.355     2.563      1,158         2.352      2.565         578
2007.........     2.508     2.990       710          2.563     3.063      1,159         2.565      3.071         547
-------------     -----     -----       ---          -----     -----      -----         -----      -----         ---
Lincoln VIPT Mondrian International Value
1998.........     1.799     1.773         1          1.799     1.776        685
1999.........     1.773     2.057         1          1.776     2.065      1,317
2000.........     2.057     2.039         8          2.065     2.052        866
2001.........     2.039     1.818        17          2.052     1.834        848
2002.........     1.818     1.606        73          1.834     1.624        712
2003.........     1.606     2.251       117          1.624     2.283        711
2004.........     2.251     2.695       181          2.283     2.740        945
2005.........     2.695     3.003       388          2.740     3.061      1,669
2006.........     3.003     3.865       674          3.061     3.949        677         3.573      3.952       1,289
2007.........     3.865     4.267       711          3.949     4.370        980         3.952      4.382       1,438
-------------     -----     -----       ---          -----     -----      -----         -----      -----       -----
Lincoln VIPT S&P 500 Index
2007.........    10.056     9.667         1*         9.544     9.682          3         N/A         N/A         N/A
-------------    ------     -----       ---          -----     -----      -----         -----      -----       -----
Lincoln VIPT Small-Cap Index
2007.........     9.161     9.196         1         10.283     9.209          1         N/A         N/A         N/A
-------------    ------     -----       ---         ------     -----      -----         -----      -----       -----
Lincoln VIPT T. Rowe Price Structured Mid-Cap Growth
1998.........     1.739     1.567         1          1.739     1.569        554
1999.........     1.567     2.209         1          1.569     2.218        468
2000.........     2.209     2.128       121          2.218     2.142      1,001
2001.........     2.128     1.406       321          2.142     1.419      1,026
2002.........     1.406     0.971       455          1.419     0.982      1,104
2003.........     0.971     1.275       629          0.982     1.293      1,214
2004.........     1.275     1.435       701          1.293     1.459      1,108
2005.........     1.435     1.560       804          1.459     1.590      1,143
2006.........     1.560     1.688       881          1.590     1.725        965         1.586      1.726         210
2007.........     1.688     1.898       936          1.725     1.944      1,064         1.726      1.949         223
-------------    ------     -----       ---         ------     -----      -----         -----      -----       -----
Lincoln VIPT UBS Global Asset Allocation
1998.........     2.938     3.056         1          2.938     3.061        140
1999.........     3.056     3.369         1          3.061     3.383        190
2000.........     3.369     3.154         5          3.383     3.175        196
2001.........     3.154     2.879        28          3.175     2.906        215
2002.........     2.879     2.509        61          2.906     2.538        213
2003.........     2.509     2.991       120          2.538     3.034        234
2004.........     2.991     3.362       166          3.034     3.419        286
2005.........     3.362     3.555       219          3.419     3.624        292
2006.........     3.555     4.030       276          3.624     4.119        308         3.837      4.121           9
2007.........     4.030     4.244       267          4.119     4.348        406         4.121      4.360          13
-------------    ------     -----       ---         ------     -----      -----         -----      -----       -----
Lincoln VIPT Wilshire 2010 Profile
2007.........    10.471    10.493         1*        10.474    10.509          3         N/A         N/A         N/A
-------------    ------    ------       ---         ------    ------      -----         -----      -----       -----
Lincoln VIPT Wilshire 2020 Profile
2007.........     9.943    10.337         3         10.227    10.353          1         N/A         N/A         N/A
-------------    ------    ------       ---         ------    ------      -----         -----      -----       -----
Lincoln VIPT Wilshire 2030 Profile
2007.........    10.129    10.445         1         10.193    10.460          3         N/A         N/A         N/A
-------------    ------    ------       ---         ------    ------      -----         -----      -----       -----
Lincoln VIPT Wilshire 2040 Profile
2007.........     9.924    10.269         2          9.615    10.285          1*        N/A         N/A         N/A
-------------    ------    ------       ---         ------    ------      -----         -----      -----       -----
Lincoln VIPT Wilshire Aggressive Profile
2005.........    10.300    10.938         6         10.056    10.955          2
2006.........    10.938    12.621       127         10.955    12.672         28        11.371     12.681           1*
2007.........    12.621    13.871       190         12.672    13.963         55        12.681     14.001           1
-------------    ------    ------       ---         ------    ------      -----        ------     ------       -----

                            Standard                           1st Breakpoint                       2nd Breakpoint
              ------------------------------------- ------------------------------------- ----------------------------------
                                                                                           Accumulation unit
              Accumulation unit value               Accumulation unit value                      value
              -----------------------   Number of   -----------------------   Number of   --------------------   Number of
               Beginning     End of    accumulation  Beginning     End of    accumulation  Beginning   End of   accumulation
               of period     period       units      of period     period       units      of period   period      units
              ----------- ----------- ------------- ----------- ----------- ------------- ----------- -------- -------------
                            (Accumulation unit value in dollars and Number of accumulation units in thousands)
Lincoln VIPT Wilshire Conservative Profile
2005.........    10.036      10.303           5        10.029      10.319           1
2006.........    10.303      11.154          26        10.319      11.199          20        11.093    11.206         4
2007.........    11.154      11.901          58        11.199      11.979          72        11.206    12.011         5
-------------    ------      ------          --        ------      ------          --        ------    ------         -
Lincoln VIPT Wilshire Moderate Profile
2005.........    10.023      10.525          22        10.155      10.540          18
2006.........    10.525      11.674         101        10.540      11.720         102        11.301    11.728         1*
2007.........    11.674      12.629         159        11.720      12.711         222        11.728    12.745         2
-------------    ------      ------         ---        ------      ------         ---        ------    ------         -
Lincoln VIPT Wilshire Moderately Aggressive Profile
2005.........    10.038      10.701          16        10.197      10.716          11
2006.........    10.701      12.092         102        10.716      12.140          74        11.616    12.148         9
2007.........    12.092      13.146         193        12.140      13.232         152        12.148    13.267        12
-------------    ------      ------         ---        ------      ------         ---        ------    ------        --
MFS (Reg. TM) VIT Utilities Series
2001.........     1.000*      0.786*         14         1.000*      0.788*          2
2002.........     0.786       0.601          68         0.788       0.604          10
2003.........     0.601       0.809         158         0.604       0.814          50
2004.........     0.809       1.043         291         0.814       1.053         206
2005.........     1.043       1.206         703         1.053       1.221         687
2006.........     1.206       1.568       1,102         1.221       1.590         808         1.406     1.591       119
2007.........     1.568       1.985       1,984         1.590       2.019       1,392         1.591     2.024       139
-------------    ------      ------       -----        ------      ------       -----        ------    ------       ---
Neuberger Berman AMT Mid-Cap Growth Portfolio
1999.........    10.000*     15.310*          1        10.000*     15.340*          1
2000.........    15.310      14.026          16        15.340      14.089          19
2001.........    14.026      10.464          38        14.089      10.537          29
2002.........    10.464       7.320          52        10.537       7.390          40
2003.........     7.320       9.281          77         7.390       9.394          54
2004.........     9.281      10.687          88         9.394      10.844          81
2005.........    10.687      12.035         100        10.844      12.242         106
2006.........    12.035      13.665         109        12.242      13.936         119        12.649    13.945         2
2007.........    13.665      16.577         148        13.936      16.948         161        13.945    16.993         7
-------------    ------      ------       -----        ------      ------       -----        ------    ------       ---


* These values do not reflect a full year's experience because they are calculated for the period from the beginning of investment activity in the subaccounts through December 31.

** All numbers less than 500 were rounded up to one.


*** Effective June 5, 2007, the Baron Capital Asset Fund, a series of Baron
    Capital Funds Trust, was reorganized into the LVIP Baron Growth Opportunities Fund, a series of Lincoln Variable Insurance Products Trust. The values in the table for periods prior to the date of the reorganization reflect investments in the Baron Capital Asset Fund.

Lincoln Life
Variable Annuity Account Q   (Registrant)

The Lincoln National Life Insurance Company   (Depositor)



Statement of Additional Information (SAI)

This SAI should be read in conjunction with the prospectus of the VAA dated April 30, 2008. You may obtain a copy of the VAA prospectus on request and without charge. Please write The Lincoln National Life Insurance Company, PO Box 2340, Fort Wayne, IN 46808, or call 1-800-341-0441.




Table of Contents





Item                                             Page
Special Terms                                   B-2
Services                                        B-2
Principal Underwriter                           B-2
Purchase of Securities Being Offered            B-2
Annuity Payouts                                 B-2


Item                                             Page
Determination of Accumulation and Annuity Unit
Value                                           B-3
Advertising                                     B-3
Other Information                               B-4
Financial Statements                            B-5


This SAI is not a prospectus.

The date of this SAI is April 30, 2008.

Special Terms
The special terms used in this SAI are the ones defined in the Prospectus.


Services

Independent Registered Public Accounting Firm

The financial statements of the VAA and the consolidated financial statements of Lincoln Life appearing in this SAI and Registration Statement have been audited by Ernst & Young LLP, independent registered public accounting firm, 2300 National City Center, 110 West Berry Street, Fort Wayne, Indiana 46802, as set forth in their reports, also appearing in this SAI and in the Registration Statement. The financial statements audited by Ernst & Young LLP have been included herein in reliance on their reports given on their authority as experts in accounting and auditing.



Keeper of Records


All accounts, books, records and other documents which are required to be maintained for the VAA are maintained by us or by third parties responsible to Lincoln Life. We have entered into an agreement with Mellon Bank, N.A., One Mellon Bank Center, 500 Grant Street, Pittsburgh, Pennsylvania, 15258, to provide accounting services to the VAA. No separate charge against the assets of the VAA is made by us for this service.




Principal Underwriter

Lincoln Financial Distributors, Inc. ("LFD"), an affiliate of Lincoln Life, serves as principal underwriter (the "Principal Underwriter") for the contracts, as described in the prospectus. The Principal Underwriter offers the contracts to the public on a continuous basis and anticipates continuing to offer the contracts, but reserves the right to discontinue the offering. The Principal Underwriter offers the contracts through sales representatives, who are associated with Lincoln Financial Advisors Corporation, our affiliate. The Principal Underwriter also may enter into selling agreements with other broker-dealers ("Selling Firms") for the sale of the contracts. Sales representatives of Selling Firms are appointed as our insurance agents. Lincoln Life (prior to May 1, 2007) and LFD (on or after May 1, 2007) acting as Principal Underwriter paid, $1,594,042, $2,880,642 and $2,850,639 to LFA and Selling Firms in 2005, 2006 and 2007, respectively, as sales compensation with respect to the contracts. The Principal Underwriter retained no underwriting commissions for the sale of the contracts.



Purchase of Securities Being Offered

The variable annuity contracts are offered to the public through licensed insurance agents who specialize in selling our products; through independent insurance brokers; and through certain securities brokers/dealers selected by us whose personnel are legally authorized to sell annuity products. There are no special purchase plans for any class of prospective buyers. However, under certain limited circumstances described in the prospectus under the section Charges and Other Deductions, any applicable account fee and/or surrender charge may be reduced or waived.

Both before and after the annuity commencement date, there are exchange privileges between subaccounts, and from the VAA to the general account (if available) subject to restrictions set out in the prospectus. See The Contracts, in the prospectus. No exchanges are permitted between the VAA and other separate accounts.

The offering of the contracts is continuous.



Annuity Payouts

Variable Annuity Payouts
Variable annuity payouts will be determined on the basis of:
 o the dollar value of the contract on the annuity commencement date less any applicable premium tax;
 o the annuity tables contained in the contract;
 o the type of annuity option selected; and
 o the investment results of the fund(s) selected.

In order to determine the amount of variable annuity payouts, we make the following calculation:
 o first, we determine the dollar amount of the first payout;

 o second, we credit the contract with a fixed number of annuity units based on the amount of the first payout; and
 o third, we calculate the value of the annuity units each period thereafter.

These steps are explained below.

The dollar amount of the first periodic variable annuity payout is determined by applying the total value of the accumulation units credited under the contract valued as of the annuity commencement date (less any premium taxes) to the annuity tables contained in the contract. The first variable annuity payout will be paid 14 days after the annuity commencement date. This day of the month will become the day on which all future annuity payouts will be paid. Amounts shown in the tables are based on the 1983 "a" Individual Annuity Mortality Tables, modified, with an assumed investment return at the rate of 5% per annum, depending on the terms of your contract. The first annuity payout is determined by multiplying the benefit per $1,000 of value shown in the contract tables by the number of thousands of dollars of value accumulated under the contract. These annuity tables vary according to the form of annuity selected and the age of the annuitant at the annuity commencement date. The assumed interest rate is the measuring point for subsequent annuity payouts. If the actual net investment rate (annualized) exceeds the assumed interest rate, the payout will increase at a rate equal to the amount of such excess.

Conversely, if the actual rate is less than the assumed interest rate, annuity payouts will decrease. If the assumed rate of interest were to be increased, annuity payouts would start at a higher level but would decrease more rapidly or increase more slowly.

We may use sex-distinct annuity tables in contracts that are not associated with employer sponsored plans and where not prohibited by law.

At an annuity commencement date, the contract is credited with annuity units for each subaccount on which variable annuity payouts are based. The number of annuity units to be credited is determined by dividing the amount of the first periodic payout by the value of an annuity unit in each subaccount selected. Although the number of annuity units is fixed by this process, the value of such units will vary with the value of the underlying fund. The amount of the second and subsequent periodic payouts is determined by multiplying the contractowner's fixed number of annuity units in each subaccount by the appropriate annuity unit value for the valuation date ending 14 days prior to the date that payout is due.

The value of each subaccount's annuity unit will be set initially at $1.00. The annuity unit value for each subaccount at the end of any valuation date is determined by multiplying the subaccount annuity unit value for the immediately preceding valuation date by the product of:
 o The net investment factor of the subaccount for the valuation period for which the annuity unit value is being determined, and
 o A factor to neutralize the assumed investment return in the annuity table.

The value of the annuity units is determined as of a valuation date 14 days prior to the payment date in order to permit calculation of amounts of annuity payouts and mailing of checks in advance of their due dates. Such checks will normally be issued and mailed at least three days before the due date.


Proof of Age, Sex and Survival

We may require proof of age, sex, or survival of any payee upon whose age, sex, or survival payments depend.



Determination of Accumulation and Annuity Unit Value
A description of the days on which accumulation and annuity units will be valued is given in the prospectus. The New York Stock Exchange's (NYSE) most recent announcement (which is subject to change) states that it will be closed on weekends and on these holidays: New Year's Day, Martin Luther King Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day. If any of these holidays occurs on a weekend day, the Exchange may also be closed on the business day occurring just before or just after the holiday. It may also be closed on other days.

Since the portfolios of some of the fund and series will consist of securities primarily listed on foreign exchanges or otherwise traded outside the United States, those securities may be traded (and the net asset value of those fund and series and of the variable account could therefore be significantly affected) on days when the investor has no access to those funds and series.



Advertising
The Lincoln National Life Insurance Company (Lincoln Life) is ranked and rated by independent financial rating services, including Moody's, Standard & Poor's, Duff & Phelps and A.M. Best Company. The purpose of these ratings is to reflect the financial strength or claims-paying ability of Lincoln Life. The ratings are not intended to reflect the investment experience or financial strength of the VAA. We may advertise these ratings from time to time. In addition, we may include in certain advertisements, endorsements in the form of a list of organizations, individuals or other parties which recommend Lincoln Life or the policies. Furthermore, we may occasionally include in advertisements comparisons of currently taxable and tax deferred investment programs, based on selected tax brackets, or discussions of alternative investment vehicles and general economic conditions.

More About the S&P 500 Index. Investors look to indexes as a standard of market performance. Indexes are model portfolios, that is, groups of stocks or bonds selected to represent an entire market. The S&P 500 Index is a widely used measure of large US company stock performance. It consists of the common stocks of 500 major corporations selected according to size, frequency and ease by which their stocks trade, and range and diversity of the American economy.


The LVIP SSgA S&P 500 Index Fund seeks to approximate as closely as possible, before fees and expenses, the total return of the S&P 500 Index. To accomplish this objective the fund's sub-adviser, SSgA Funds Management, Inc. ("SFM"), attempts to buy and sell all of the index's securities in the same proportion as they are reflected in the S&P 500 Index, although the fund reserves the right not to invest in every security in the S&P 500 Index if it is not practical to do so under the circumstances. SFM does not seek to beat the S&P 500 Index and does not seek temporary defensive positions when markets appear to be overvalued. SFM makes no attempt to apply economic, financial or market analysis when managing the fund. Including a security among the fund's holdings implies no opinion as to its attractiveness as an investment.


The fund may invest in stock index futures and options on stock index futures as a substitute for a comparable market position in the underlying securities. A stock index future obligates one party to deliver (and the other party to take), effectively, an amount of cash equal to a specific dollar amount times the difference between the value of a specific stock index at the close of the last trading day of the contract and the price at which the agreement is made. No physical delivery of the underlying stocks in the index is made. Instead, the buyer and seller settle the difference in cash between the contract price and the market price on the agreed upon date. The buyer pays the difference if the actual price is lower than the contract price and the seller pays the difference if the actual price is higher. There can be no assurance that a liquid market will exist at the time when the fund seeks to close out a futures contract or a futures option position. Lack of a liquid market may prevent liquidation of an unfavorable position.

The fund is not sponsored, endorsed, sold or promoted by Standard & Poor's, a division of The McGraw-Hill Companies, Inc. ("S&P"). S&P makes no representation or warranty, express or implied, to the owners of the fund or any member of the public regarding the advisability of investing in securities generally or in the fund particularly or the ability of the S&P 500 Index to track general stock market performance. S&P's only relationship to the fund is the licensing of certain trademarks and trade names of S&P and of the S&P 500 Index which is determined, composed and calculated by S&P without regard to the fund. S&P has no obligation to take the needs of the fund or its shareholders into consideration in determining, composing or calculating the S&P 500 Index. S&P is not responsible for and has not participated in the determination of the prices and amount of the fund or the timing of the issuance or sale of the fund or in the determination or calculation of the equation by which the fund is to be converted into cash. S&P has no obligation or liability in connection with the administration, marketing or trading of the fund.

S&P DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN AND S&P SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN. S&P MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE FUND OR ITS SHAREHOLDERS, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN. S&P MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL S&P HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

Compound Interest Illustrations - These will emphasize several advantages of the variable annuity contract. For example, but not by way of illustration, the literature may emphasize the potential tax savings through tax deferral; the potential advantage of the variable annuity account over the fixed account; and the compounding effect when a client makes regular deposits to his or her contract.

Internet - An electronic communications network which may be used to provide information regarding Lincoln Life, performance of the subaccounts and advertisement literature.

Annuity Payout Illustrations. These will provide an initial benefit payment based in part on the annuitant, the contract value and the fixed and/or variable annuity payout option elected. In addition, variable annuity payout illustrations may show the historical results of a variable payout in a subaccount of the VAA.

Dollar-Cost Averaging Illustrations. These illustrations will generally discuss the price-leveling effect of making regular purchases in the same subaccounts over a period of time, to take advantage of the trends in market prices of the portfolio securities purchased for those subaccounts.



Other Information
Due to differences in redemption rates, tax treatment or other considerations, the interests of contractowners under the variable life accounts could conflict with those of contractowners under the VAA. In those cases, where assets from variable life and variable annuity separate accounts are invested in the same fund(s) (i.e., where mixed funding occurs), the Boards of Directors of the fund involved will monitor for any material conflicts and determine what action, if any, should be taken. If it becomes necessary for any separate account to replace shares of any fund with another investment, that fund may have to liquidate securities on a disadvantageous basis. Refer to the prospectus for each fund for more information about mixed funding.



Financial Statements

Financial statements of the VAA and the consolidated financial statements of Lincoln Life appear on the following pages.

                   THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

                   THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

                        CONSOLIDATED FINANCIAL STATEMENTS
                        DECEMBER 31, 2007, 2006 AND 2005

                  THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

                          CONSOLIDATED BALANCE SHEETS
                        (IN MILLIONS, EXCEPT SHARE DATA)

                                                                       AS OF DECEMBER 31,
                                                                      -------------------
                                                                        2007      2006
                                                                      --------  ---------
ASSETS
Investments:
  Available-for-sale securities, at fair value:
    Fixed maturity (amortized cost: 2007 -- $53,250; 2006 -- $53,846) $ 53,405  $ 54,697
    Equity (cost: 2007 -- $132; 2006 -- $205)                              134       218
  Trading securities                                                     2,533     2,820
  Mortgage loans on real estate                                          7,117     7,344
  Real estate                                                              258       409
  Policy loans                                                           2,798     2,755
  Derivative investments                                                   172       245
  Other investments                                                        986       783
                                                                      --------  --------
    Total investments                                                   67,403    69,271
Cash and invested cash                                                   1,395     1,762
Deferred acquisition costs and value of business acquired                8,574     7,609
Premiums and fees receivable                                               382       331
Accrued investment income                                                  801       838
Reinsurance recoverables                                                 7,939     7,949
Goodwill                                                                 3,539     3,514
Other assets                                                             2,030     1,765
Separate account assets                                                 82,263    71,777
                                                                      --------  --------
Total assets                                                          $174,326  $164,816
                                                                      ========  ========
LIABILITIES AND STOCKHOLDER'S EQUITY
LIABILITIES
Future contract benefits                                              $ 13,619  $ 13,645
Other contract holder funds                                             58,168    58,718
Short-term debt                                                            173        21
Long-term debt                                                           1,675     1,439
Reinsurance related derivative liability                                   211       218
Funds withheld reinsurance liabilities                                   1,862     1,816
Deferred gain on indemnity reinsurance                                     696       760
Payables for collateral under securities loaned                          1,135     1,504
Other liabilities                                                        2,083     2,073
Separate account liabilities                                            82,263    71,777
                                                                      --------  --------
Total liabilities                                                      161,885   151,971
                                                                      --------  --------
CONTINGENCIES AND COMMITMENTS (SEE NOTE 13)
STOCKHOLDER'S EQUITY
Common stock-- 10,000,000 shares, authorized, issued and outstanding     9,105     9,088
Retained earnings                                                        3,283     3,341
Accumulated other comprehensive income                                      53       416
                                                                      --------  --------
    Total stockholder's equity                                          12,441    12,845
                                                                      --------  --------
    Total liabilities and stockholder's equity                        $174,326  $164,816
                                                                      ========  ========

        See accompanying notes to the Consolidated Financial Statements

                  THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

                       CONSOLIDATED STATEMENTS OF INCOME
                                 (IN MILLIONS)

                                                             FOR THE YEARS ENDED
                                                                 DECEMBER 31,
                                                         ---------------------------
                                                           2007      2006      2005
                                                         -------   -------   -------
REVENUES
Insurance premiums                                       $ 1,560   $ 1,118   $    67
Insurance fees                                             2,994     2,439     1,575
Net investment income                                      4,188     3,869     2,592
Realized loss                                               (112)       (2)      (16)
Amortization of deferred gain on indemnity reinsurance        83        76        77
Other revenues and fees                                      325       289       316
                                                         -------   -------   -------
  Total revenues                                           9,038     7,789     4,611
                                                         -------   -------   -------

BENEFITS AND EXPENSES
Interest credited                                          2,398     2,241     1,506
Benefits                                                   2,329     1,757       616
Underwriting, acquisition, insurance and other expenses    2,472     2,086     1,544
Interest and debt expenses                                    96        84        78
                                                         -------   -------   -------
  Total benefits and expenses                              7,295     6,168     3,744
                                                         -------   -------   -------
    Income before taxes                                    1,743     1,621       867
    Federal income taxes                                     504       460       223
                                                         -------   -------   -------
      Net income                                         $ 1,239   $ 1,161   $   644
                                                         =======   =======   =======

        See accompanying notes to the Consolidated Financial Statements

                  THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

                CONSOLIDATED STATEMENTS OF STOCKHOLDER'S EQUITY
                                 (IN MILLIONS)

                                                            FOR THE YEARS ENDED
                                                                DECEMBER 31,
                                                      -----------------------------
                                                        2007       2006       2005
                                                      --------   --------   -------
COMMON STOCK
Balance at beginning-of-year                          $  9,088   $  2,125   $ 2,106
Lincoln National Corporation purchase price                 (9)     6,932        --
Stock compensation/issued for benefit plans                 26         31        19
                                                      --------   --------   -------
    Balance at end-of-year                               9,105      9,088     2,125
                                                      --------   --------   -------

RETAINED EARNINGS
Balance at beginning-of-year                             3,341      2,748     2,304
Cumulative effect of adoption of SOP 05-1                  (41)        --        --
Cumulative effect of adoption of FIN 48                    (14)        --        --
Comprehensive income                                       876      1,124       315
Less other comprehensive loss, net of tax                 (363)       (37)     (329)
                                                      --------   --------   -------
  Net income                                             1,239      1,161       644
Dividends declared                                      (1,242)      (568)     (200)
                                                      --------   --------   -------
    Balance at end-of-year                               3,283      3,341     2,748
                                                      --------   --------   -------

NET UNREALIZED GAIN ON AVAILABLE-FOR-SALE SECURITIES
Balance at beginning-of-year                               421        452       781
Change during the year                                    (345)       (31)     (329)
                                                      --------   --------   -------
    Balance at end-of-year                                  76        421       452
                                                      --------   --------   -------

NET UNREALIZED GAIN ON DERIVATIVE INSTRUMENTS
Balance at beginning-of-year                                (9)         7        14
Change during the year                                     (10)       (16)       (7)
                                                      --------   --------   -------
    Balance at end-of-year                                 (19)        (9)        7
                                                      --------   --------   -------

MINIMUM PENSION LIABILITY ADJUSTMENT
Balance at beginning-of-year                                --         (6)      (13)
Change during the year                                      --          6         7
                                                      --------   --------   -------
    Balance at end-of-year                                  --         --        (6)
                                                      --------   --------   -------

FUNDED STATUS OF EMPLOYEE BENEFIT PLANS
Balance at beginning-of-year                                 4         --        --
Change during the year                                      (8)         4        --
                                                      --------   --------   -------
    Balance at end-of-year                                  (4)         4        --
                                                      --------   --------   -------
Total stockholder's equity at end-of-year             $ 12,441   $ 12,845   $ 5,326
                                                      ========   ========   =======

        See accompanying notes to the Consolidated Financial Statements

                  THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

                     CONSOLIDATED STATEMENTS OF CASH FLOWS
                                 (IN MILLIONS)

                                                                                       For the Years Ended
                                                                                          December 31,
                                                                                   ---------------------------
                                                                                    2007      2006      2005
                                                                                   -------   -------   -------
CASH FLOWS FROM OPERATING ACTIVITIES
Net income                                                                         $ 1,239   $ 1,161   $   644
Adjustments to reconcile net income to net cash provided by operating activities:
  Deferred acquisition costs and value of business acquired deferrals and
   interest, net of amortization                                                    (1,101)     (722)     (430)
  Change in premiums and fees receivable                                               (53)       16        54
  Change in accrued investment income                                                   13        21        (4)
  Change in contract accruals                                                          574       170    (1,082)
  Net trading securities purchases, sales and maturities                               316       165       (72)
  Gain on reinsurance embedded derivative/trading securities                            (2)       (4)       (5)
  Change in contract holder funds                                                      453       741     1,893
  Change in net periodic benefit accruals                                               (5)       (3)      (11)
  Change in amounts recoverable from reinsurers                                       (539)      199       101
  Change in federal income tax accruals                                                310       150       148
  Stock-based compensation expense                                                      26        31        19
  Depreciation, amortization and accretion, net                                         64        54        64
  Increase in funds withheld liability                                                  46       105       131
  Realized loss on investments and derivative instruments                              114         6        21
  Amortization of deferred gain on indemnity reinsurance                               (83)      (76)      (77)
  Other                                                                                (71)     (706)     (601)
                                                                                   -------   -------   -------
    Net adjustments                                                                     62       147       149
                                                                                   -------   -------   -------
      Net cash provided by operating activities                                      1,301     1,308       793
                                                                                   -------   -------   -------
CASH FLOWS FROM INVESTING ACTIVITIES
Available-for-sale securities:
  Purchases                                                                         (8,606)   (9,323)   (5,725)
  Sales                                                                              3,453     5,328     3,767
  Maturities                                                                         4,087     3,326     2,392
Purchases of other investments                                                      (2,018)     (696)   (1,008)
Sales or maturities of other investments                                             1,880       585     1,151
Increase (decrease) in cash collateral on loaned securities                           (369)      538        45
Cash acquired from Jefferson-Pilot merger                                               --       154        --
Other                                                                                  (84)       58         9
                                                                                   -------   -------   -------
      Net cash provided by (used in) investing activities                           (1,657)      (30)      631
                                                                                   -------   -------   -------
CASH FLOWS FROM FINANCING ACTIVITIES
Payment of long-term debt                                                               --        --       (47)
Issuance of long-term debt                                                             375       140        --
Net increase (decrease) in short-term debt                                              13       (13)        2
Universal life and investment contract deposits                                      9,481     7,444     4,783
Universal life and investment contract withdrawals                                  (6,645)   (6,660)   (3,755)
Investment contract transfers                                                       (2,448)   (1,821)   (1,483)
Dividends paid                                                                        (787)     (568)     (200)
                                                                                   -------   -------   -------
      Net cash used in financing activities                                            (11)   (1,478)     (700)
                                                                                   -------   -------   -------
      Net increase (decrease) in cash and invested cash                               (367)     (200)      724
                                                                                   -------   -------   -------
Cash and invested cash at beginning-of-year                                          1,762     1,962     1,238
                                                                                   -------   -------   -------
      Cash and invested cash at end-of-period                                      $ 1,395   $ 1,762   $ 1,962
                                                                                   =======   =======   =======

        See accompanying notes to the Consolidated Financial Statements

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------
1. NATURE OF OPERATIONS, BASIS OF PRESENTATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

NATURE OF OPERATIONS

The Lincoln National Life Insurance Company ("LNL" or the "Company," which also may be referred to as "we," "our" or "us"), a wholly-owned subsidiary of Lincoln National Corporation ("LNC" or the "Parent Company"), is domiciled in the state of Indiana. We own 100% of the outstanding common stock of one insurance company subsidiary, Lincoln Life & Annuity Company of New York ("LLANY"). We also own several non-insurance companies, including Lincoln Financial Distributors ("LFD") and Lincoln Financial Advisors ("LFA"), LNC's wholesaling and retailing business units, respectively. LNL's principal businesses consist of underwriting annuities, deposit-type contracts and life insurance through multiple distribution channels. LNL is licensed and sells its products throughout the United States and several U.S. territories (see Note 20).

BASIS OF PRESENTATION

The accompanying consolidated financial statements are prepared in accordance with U.S. generally accepted accounting principles ("GAAP"). On April 3, 2006, LNC completed its merger with Jefferson-Pilot Corporation ("Jefferson-Pilot"). On February 15, 2007, the North Carolina Department of Insurance approved the merger of Jefferson-Pilot Life Insurance Company ("JPL") into LNL with LNL being the survivor and Jefferson Pilot LifeAmerica Insurance Company ("JPLA") into LLANY, with JPLA being the survivor. JPLA then changed its name to LLANY. The effective date of these transactions was April 2, 2007. On May 3, 2007, LNL made a dividend to LNC that transferred ownership of our formerly wholly-owned subsidiary, First Penn-Pacific Life Insurance Company ("FPP"), to LNC. On July 2, 2007, the Nebraska Insurance Department approved the merger of Jefferson Pilot Financial Insurance Company ("JPFIC"), formerly a wholly-owned subsidiary of Jefferson-Pilot, into LNL.

Statement of Financial Accounting Standards ("SFAS") No. 141, "Business Combinations" ("SFAS 141"), excludes transfers of net assets or exchanges of shares between entities under common control, and notes that certain provisions under Accounting Principles Board ("APB") Opinion No. 16, "Business Combinations," provide a source of guidance for such transactions. In accordance with APB Opinion No. 16, the consolidated financial statements are presented as if on April 3, 2006, LNL completed the merger with JPL, JPLA and JPFIC, and has included the results of operations and financial condition of JPL, JPLA and JPFIC in our consolidated financial statements beginning on April 3, 2006 and all comparative financial statements are restated and presented as if the entities had been previously combined, in a manner similar to a pooling-of-interests. The consolidated financial statements for the period from January 1, 2006 through April 2, 2006 and for the year ended December 31, 2005 exclude the results of operations and financial condition of JPL, JPLA and JPFIC. The consolidated financial statements include the results of operations and financial condition of FPP from January 1, 2007 through May 3, 2007 and for the years ended December 31, 2006 and 2005. FPP's results subsequent to May 3, 2007 are excluded from these consolidated financial statements.

The insurance subsidiaries also submit financial statements to insurance industry regulatory authorities. Those financial statements are prepared on the basis of statutory accounting practices ("SAP") and are significantly different from financial statements prepared in accordance with GAAP. See Note 18 for additional discussion on SAP.

Certain amounts reported in prior years' consolidated financial statements have been reclassified to conform to the presentation adopted in the current year including a $2.1 billion increase to common stock offset by a decrease to retained earnings for each of the years ended December 31, 2006, 2005, and 2004 to properly classify historical capital contributions received and stock compensation expense incurred. These reclassifications have no effect on net income or stockholder's equity of the prior years.

SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

PRINCIPLES OF CONSOLIDATION
The accompanying consolidated financial statements include the accounts of LNL and all other entities in which we have a controlling financial interest. All material intercompany accounts and transactions have been eliminated in consolidation.

ACCOUNTING ESTIMATES AND ASSUMPTIONS
The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions affecting the reported amounts of assets and liabilities and the disclosures of contingent assets and liabilities as of the date of the financial statements, and the reported amounts of revenues and expenses for the reporting period. Those estimates are inherently subject to change and actual results could differ from those estimates. Included among the material (or potentially material) reported amounts and disclosures that require extensive use of estimates are: fair value of certain invested assets and derivatives, asset valuation allowances, deferred policy acquisition costs ("DAC"), goodwill, value of business acquired ("VOBA"), future contract benefits and other contract holder funds, deferred front-end loads ("DFEL"), pension plans, income taxes and the potential effects of resolving litigated matters.

BUSINESS COMBINATIONS
For all business combination transactions excluding mergers of entities under common control as discussed above initiated after June 30, 2001, the purchase method of accounting has been used, and accordingly, the assets and liabilities of the acquired company have been recorded at their estimated fair values as of the merger date. The fair values are subject to adjustment of the initial allocation for a one-year period as more information relative to the fair values as of the acquisition date becomes available. The consolidated financial statements include the results of operations of any acquired company since the acquisition date.

AVAILABLE-FOR-SALE SECURITIES
Securities classified as available-for-sale consist of fixed maturity and equity securities and are stated at fair value with unrealized gains and losses included as a separate component of accumulated other comprehensive income ("OCI"), net of associated DAC, VOBA, other contract holder funds and deferred income taxes. The fair value of actively traded securities is based on quoted market prices from observable market data or estimates from independent pricing services. In cases where this information is not available, such as for privately placed securities, fair value is estimated using an internal pricing matrix. This matrix relies on management's judgment concerning: 1) the discount rate used in calculating expected future cash flows; 2) credit quality; 3) industry sector performance; and 4) expected maturity.

Dividends and interest income, recorded in net investment income, are recognized when earned. Amortization of premiums and accretion of discounts on investments in debt securities are reflected in net investment income over the contractual terms of the investments in a manner that produces a constant effective yield. Realized gains and losses on the sale of investments are determined using the specific identification method.

LNC regularly reviews available-for-sale securities for impairments in value deemed to be other-than-temporary. The cost basis of securities that are determined to be other-than-temporarily impaired is written down to current fair value with a corresponding charge to realized loss in net income. A write-down for impairment can be recognized for both credit-related events and for change in fair value due to changes in interest rates. Once a security is written down to fair value through net income, any subsequent recovery in value cannot be recognized in net income until the security is sold. However, in the event that the security is written down due to an interest-rate related impairment, the write-down is accreted through investment income over the life of the security. In evaluating whether a decline in value is other-than-temporary, LNC considers several factors including, but not limited to: 1) the severity (generally if greater than 20%) and duration (generally if greater than six months) of the decline; 2) our ability and intent to hold the security for a sufficient period of time to allow for a recovery in value; 3) the cause of the decline; and 4) fundamental analysis of the liquidity, business prospects and overall financial condition of the issuer.

TRADING SECURITIES
Trading securities consist of fixed maturity and equity securities in designated portfolios, which support modified coinsurance ("Modco") and coinsurance with funds withheld ("CFW") reinsurance arrangements. Investment results for these portfolios, including gains and losses from sales, are passed directly to the reinsurers pursuant to contractual terms of the reinsurance arrangements. Trading securities are carried at fair value and changes in fair value, offset by corresponding changes in the fair value of embedded derivative liabilities associated with the underlying reinsurance arrangements, are recorded in net investment income as they occur.

For asset-backed and mortgage-backed securities, included in the trading and available-for-sale fixed maturity securities portfolios, we recognize income using a constant effective yield based on anticipated prepayments and the estimated economic life of the securities. When actual prepayments differ significantly from originally anticipated prepayments, the effective yield is recalculated prospectively to reflect actual payments to date plus anticipated future payments. Any adjustments resulting from changes in effective yield are reflected in net investment income.

MORTGAGE LOANS ON REAL ESTATE
Mortgage loans on real estate are carried at unpaid principal balances adjusted for amortization of premiums and accretion of discounts and are net of valuation allowances. Interest income is accrued on the principal balance of the loan based on the loan's contractual interest rate. Premiums and discounts are amortized using the effective yield method over the life of the loan. Interest income and amortization of premiums and discounts are reported in net investment income along with mortgage loan fees, which are recorded as they are incurred. Loans are considered impaired when it is probable that, based upon current information and events, we will be unable to collect all amounts due under the contractual terms of the loan agreement. When we determine that a loan is impaired, a valuation allowance is established for the excess carrying value of the loan over its estimated value. The loan's estimated value is based on: 1) the present value of expected future cash flows discounted at the loan's effective interest rate; 2) the loan's observable market price; or 3) the fair value of the loan's collateral. Valuation allowances are maintained at a level we believe is adequate to absorb estimated probable credit losses. Our periodic evaluation of the adequacy of the allowance for losses is based on our past loan loss experience, known and inherent risks in the portfolio, adverse situations that may affect the borrower's ability to repay (including the timing of future payments), the estimated value of the underlying collateral, composition of the loan portfolio, current economic conditions and other relevant factors. We do not accrue interest on impaired loans and loans 90 days past due and any interest received on these loans is either applied to the principal or recorded in net investment income when received, depending on the assessment of the collectability of the loan. Mortgage loans deemed to be uncollectible are charged against the allowance for losses and subsequent recoveries, if any, are credited to the allowance for losses. All mortgage loans that are impaired have an established allowance for credit losses. Changes in valuation allowances are reported in realized loss on our Consolidated Statements of Income.

REAL ESTATE
Real estate includes both real estate held for the production of income and real estate held-for-sale. Real estate held for the production of income is carried at cost less accumulated depreciation. Depreciation is calculated on a straight-line basis over the estimated useful life of the asset. We periodically review properties held for the production of income for impairment and properties whose carrying values are greater than their projected undiscounted cash flows are written down to estimated fair value, with impairment losses reported in realized loss on our Consolidated Statements of Income. The estimated fair value of real estate is generally computed using the present value of expected future cash flows from the real estate discounted at a rate commensurate with the underlying risks.

Real estate classified as held-for-sale is stated at the lower of depreciated cost or fair value less expected disposition costs at the time classified as held-for-sale. Real estate is not depreciated while it is classified as held-for-sale. Also, valuation allowances for losses are established, as appropriate, for real estate held-for-sale and any changes to the valuation allowances are reported in realized loss on our Consolidated Statements of Income. Real estate acquired through foreclosure proceedings is recorded at fair value at the settlement date.

POLICY LOANS
Policy loans are carried at unpaid principal balances.

SECURITIES LENDING
Securities loaned are treated as collateralized financing transactions, and a liability is recorded equal to the cash collateral received, which is typically greater than the market value of the related securities loaned. This liability is included within payables for collateral under securities loaned on our Consolidated Balance Sheets. Our pledged securities are included in fixed maturities on our Consolidated Balance Sheets. We generally obtain collateral in an amount equal to 102% and 105% of the fair value of the domestic and foreign securities, respectively. We value collateral daily and obtain additional collateral when deemed appropriate. The cash received in our securities lending program is typically invested in cash equivalents, short-term investments or fixed maturity securities. Income and expenses associated with these transactions are recorded as investment income and investment expenses within net investment income on our Consolidated Statements of Income.

REVERSE REPURCHASE AGREEMENTS
Reverse repurchase agreements are treated as collateralized financing transactions and a liability is recorded equal to the cash collateral received. This liability is included within payables for collateral under securities loaned on our Consolidated Balance Sheets. Our pledged securities are included in fixed maturities on our Consolidated Balance Sheets. We obtain collateral in an amount equal to 95% of the fair value of the securities, and our agreements with third parties contain contractual provisions to allow for additional collateral to be obtained when necessary. The cash received in our reverse repurchase program is typically invested in fixed maturity securities. Income and expenses associated with these transactions are recorded as investment income and investment expenses within net investment income on our Consolidated Statements of Income.

REALIZED LOSS
Realized loss includes realized gains and losses from the sale of investments, derivative gains and losses, gains and losses on the sale of subsidiaries and businesses and net gains and losses on reinsurance embedded derivative and trading securities on Modco and CFW reinsurance arrangements. Realized loss is recognized in net income, net of associated amortization of DAC, VOBA, deferred sales inducements ("DSI") and DFEL and changes in other contract holder funds. Realized loss is also net of allocations of investment gains and losses to certain contract holders and certain reinsurance arrangements for which we have a contractual obligation.

DERIVATIVE INSTRUMENTS
We hedge certain portions of our exposure to interest rate risk, foreign currency exchange risk, equity market risk and credit risk by entering into derivative transactions. All of our derivative instruments are recognized as either assets or liabilities on our Consolidated Balance Sheets at estimated fair value. The accounting for changes in the estimated fair value of a derivative instrument depends on whether it has been designated and qualifies as part of a hedging relationship and further, on the type of hedging relationship. For those derivative instruments that are designated and qualify as hedging instruments, we must designate the hedging instrument based upon the exposure being hedged: as a cash flow hedge, a fair value hedge or a hedge of a net investment in a foreign operation. As of December 31, 2007 and 2006, we had derivative instruments that were designated and qualified as cash flow hedges and fair value hedges. In addition, we had derivative instruments that were economic hedges but were not designated as hedging instruments under SFAS No. 133, "Accounting for Derivative Instruments and Hedging Activities" ("SFAS 133").

For derivative instruments that are designated and qualify as a cash flow hedge, the effective portion of the gain or loss on the derivative instrument is reported as a component of OCI and reclassified into net income in the same period or periods during which the hedged transaction affects net income. The remaining gain or loss on the derivative instrument in excess of the cumulative change in the present value of designated future cash flows of the hedged item (hedge ineffectiveness), if any, is recognized in net income during the period of change. For derivative instruments that are designated and qualify as a fair value hedge, the gain or loss on the derivative instrument as well as the offsetting gain or loss on the hedged item attributable to the hedged risk are recognized in net income during the period of change in estimated fair values. For derivative instruments not designated as hedging instruments but are economic hedges, the gain or loss is recognized in net income during the period of change in the corresponding income statement line as the transaction being hedged.

See Note 5 for additional discussion of our derivative instruments.

CASH AND CASH EQUIVALENTS
Cash and invested cash are carried at cost and include all highly liquid debt instruments purchased with a maturity of three months or less.

DAC, VOBA, DSI AND DFEL
Commissions and other costs of acquiring universal life insurance, variable universal life insurance, traditional life insurance, annuities and other investment contracts, which vary with and are primarily related to the production of new business, have been deferred (i.e., DAC) to the extent recoverable. The methodology for determining the amortization of DAC varies by product type based on two different accounting pronouncements: SFAS No. 97, "Accounting and Reporting by Insurance

Enterprises for Certain Long-Duration Contracts and for Realized Gains and Losses from the Sale of Investments" ("SFAS 97") and SFAS No. 60, "Accounting and Reporting by Insurance Enterprises" ("SFAS 60"). Under SFAS 97, acquisition costs for universal life and variable universal life insurance and investment-type products, which include fixed and variable deferred annuities, are generally amortized over the lives of the policies in relation to the incidence of estimated gross profits ("EGPs") from surrender charges, investment, mortality net of reinsurance ceded and expense margins and actual realized gain or loss on investments. Contract lives for universal and variable universal life policies are estimated to be 30 years, based on the expected lives of the policies. Contract lives for fixed and variable deferred annuities are 14 to 20 years for the traditional, long surrender charge period products and 8 to 10 years for the more recent short-term or no surrender charge variable products. The front-end load annuity product has an assumed life of 25 years. Longer lives are assigned to those blocks that have demonstrated favorable lapse experience.

Under SFAS 60, acquisition costs for traditional life insurance products, which include individual whole life, group business and term life insurance contracts, are amortized over periods of 10 to 30 years on either a straight-line basis or as a level percent of premium of the related policies depending on the block of business. There is currently no DAC balance or related amortization under SFAS 60 for fixed and variable payout annuities.

For all SFAS 97 and SFAS 60 contracts, amortization is based on assumptions consistent with those used in the development of the underlying contract form adjusted for emerging experience and expected trends.

VOBA is an intangible asset that reflects the estimated fair value of in-force contracts in a life insurance company acquisition and represents the portion of the purchase price that is allocated to the value of the right to receive future cash flows from the business in-force at the acquisition date. VOBA is amortized over the expected lives of the block of insurance business in relation to the incidence of estimated profits expected to be generated on universal life, variable universal life and investment-type products, (i.e., variable deferred annuities) and over the premium paying period for insurance products, (i.e., traditional life insurance products). Amortization is based upon assumptions used in pricing the acquisition of the block of business and is adjusted for emerging experience. Accordingly, amortization periods and methods of amortization for VOBA vary depending upon the particular characteristics of the underlying blocks of acquired insurance business. VOBA is amortized in a manner consistent with DAC. Both DAC and VOBA amortization is reported within underwriting, acquisition, insurance and other expenses on our Consolidated Statements of Income.

The carrying amounts of DAC and VOBA are adjusted for the effect of realized gains and losses and the effects of unrealized gains and losses on debt securities classified as available-for-sale. Amortization expense of DAC and VOBA reflects an assumption for an expected level of credit-related investment losses. When actual credit-related investment losses are realized, we recognize a true-up to our DAC and VOBA amortization within realized gains and losses reflecting the incremental impact of actual versus expected credit-related investment losses. These actual to expected amortization adjustments can create volatility period-to-period in net realized gains and losses.

Bonus credits and excess interest for dollar cost averaging contracts are considered DSI, and the unamortized balance is reported in other assets on our Consolidated Balance Sheets. DSI is amortized over the expected life of the contract as an expense in interest credited on our Consolidated Statements of Income. Amortization is computed using the same methodology and assumptions used in amortizing DAC.

Contract sales charges that are collected in the early years of an insurance contract are deferred (referred to as "DFEL"), and are amortized into income over the life of the contract in a manner consistent with that used for DAC. The deferral and amortization of DFEL is reported within insurance fees on our Consolidated Statements of Income.

See Note 2 for discussion of the adoption and impact of Statement of Position ("SOP") 05-1, "Accounting by Insurance Enterprises for Deferred Acquisition Costs in Connection with Modifications or Exchanges of Insurance Contracts" ("SOP 05-1").

On a quarterly basis, LNC may record an adjustment to the amounts included on our Consolidated Balance Sheets for DAC, VOBA, DSI and DFEL with an offsetting benefit or charge to revenues or expenses for the impact of the difference between the estimates of future gross profits used in the prior quarter and the emergence of actual and updated estimates of future gross profits in the current quarter ("retrospective unlocking"). In addition, in the third quarter of each year, LNC conducts an annual comprehensive review of the assumptions and the projection models used for our estimates of future gross profits underlying the amortization of DAC, VOBA, DSI and DFEL and the calculations of the embedded derivatives and reserves for annuity and life insurance products with certain guarantees. These assumptions include investment margins, mortality, retention and rider utilization. Based on LNC's review, the cumulative balances of DAC, VOBA, DSI and DFEL are adjusted with an offsetting benefit or charge to revenues or amortization expense to reflect such change ("prospective unlocking"). The distinction between these two types of unlocking is that retrospective unlocking is driven by the emerging experience period-over-period, while prospective unlocking is driven by changes in assumptions or projection models related to estimated future gross profits.

DAC, VOBA, DSI and DFEL are reviewed periodically to ensure that the unamortized portion does not exceed the expected recoverable amounts. No significant impairments occurred during the three years ended December 31, 2007.

REINSURANCE
Our insurance companies enter into reinsurance agreements with other companies in the normal course of business. Assets and liabilities and premiums and benefits from certain reinsurance contracts that grant statutory surplus relief to other insurance companies are netted on our Consolidated Balance Sheets and Consolidated Statements of Income, respectively, because there is a right of offset. All other reinsurance agreements are reported on a gross basis on our Consolidated Balance Sheets as an asset for amounts recoverable from reinsurers or as a component of other liabilities for amounts, such as premiums, owed to the reinsurers, with the exception of Modco agreements for which the right of offset also exists. Premiums, benefits and DAC are reported net of insurance ceded.

GOODWILL
We recognize the excess of the purchase price over the fair value of net assets acquired as goodwill. Goodwill is not amortized, but is reviewed at least annually for indications of value impairment, with consideration given to financial performance and other relevant factors. In addition, certain events, including a significant adverse change in legal factors or the business climate, an adverse action or assessment by a regulator or unanticipated competition, would cause us to review the carrying amounts of goodwill for impairment. When an impairment occurs, the carrying amounts are written down and a charge is recorded against net income using a combination of fair value and discounted cash flows. No impairments occurred during the three years ended December 31, 2007.

SPECIFICALLY IDENTIFIABLE INTANGIBLE ASSETS
Specifically identifiable intangible assets, net of accumulated amortization are reported in other assets. The carrying values of specifically identifiable intangible assets are reviewed periodically for indicators of impairment in value that are other-than-temporary, including unexpected or adverse changes in the following: 1) the economic or competitive environments in which the company operates; 2) profitability analyses; 3) cash flow analyses; and 4) the fair value of the relevant business operation. If there was an indication of impairment, then the cash flow method would be used to measure the impairment, and the carrying value would be adjusted as necessary.

Sales force intangibles are attributable to the value of the distribution system acquired in the Individual Markets - Life Insurance segment. These assets are amortized on a straight-line basis over their useful life of 25 years.

PROPERTY AND EQUIPMENT
Property and equipment owned for company use is included in other assets on our Consolidated Balance Sheets and is carried at cost less allowances for depreciation. Provisions for depreciation of investment real estate and property and equipment owned for company use are computed principally on the straight-line method over the estimated useful lives of the assets, which include buildings, computer hardware and software and other property and equipment.

IMPAIRMENT OF LONG-LIVED ASSETS
We periodically review the carrying value of our long-lived assets, including property and equipment, for impairment whenever events or circumstances indicate that the carrying amount of such assets may not be fully recoverable. For long-lived assets to be held and used, impairments are recognized when the carrying amount of a long-lived asset is not recoverable and exceeds its fair value. The carrying amount of a long-lived asset is not recoverable if it exceeds the sum of the undiscounted cash flows expected to result from the use and eventual disposition of the asset. An impairment loss is measured as the amount by which the carrying amount of a long-lived asset exceeds its fair value.

Long-lived assets to be disposed of by abandonment or in an exchange for a similar productive long-lived asset are classified as held-for-use until disposed of.

Long-lived assets to be sold are classified as held-for-sale and are no longer depreciated. Certain criteria have to be met in order for the long-lived asset to be classified as held-for-sale, including that a sale is probable and expected to occur within one year. Long-lived assets classified as held-for-sale are recorded at the lower of their carrying amount or fair value less cost to sell.

SEPARATE ACCOUNT ASSETS AND LIABILITIES
Separate account assets and liabilities represent segregated funds administered and invested by our insurance subsidiaries for the exclusive benefit of pension and variable life and annuity contract holders. Separate account assets are carried at fair value and the related liabilities are measured at an equivalent amount to the separate account assets. Investment risks associated with market value changes are borne by the contract holders, except to the extent of minimum guarantees made by us with respect to certain accounts. See Note 10 for additional information regarding arrangements with contractual guarantees. The revenues earned by our insurance subsidiaries for administrative and contract holder maintenance services performed for these separate accounts are included in insurance fees on our Consolidated Statements of Income.

FUTURE CONTRACT BENEFITS AND OTHER CONTRACT HOLDER FUNDS
The liabilities for future contract benefits and claim reserves for universal and variable universal life insurance policies consist of contract account balances that accrue to the benefit of the contract holders, excluding surrender charges. The liabilities for future insurance contract benefits and claim reserves for traditional life policies are computed using assumptions for investment yields, mortality and withdrawals based principally on generally accepted actuarial methods and assumptions at the time of contract issue. Investment yield assumptions for traditional direct individual life reserves for all contracts range from 2.25% to 7.00% depending on the time of contract issue. The investment yield assumptions for immediate and deferred paid-up annuities range from 0.75% to 13.50%. These investment yield assumptions are intended to represent an estimation of the interest rate experience for the period that these contract benefits are payable.

The liabilities for future claim reserves for variable annuity products containing guaranteed minimum death benefit ("GMDB") features are calculated by multiplying the benefit ratio (present value of total expected GMDB payments over the life of the contract divided by the present value of total expected assessments over the life of the contract) by the cumulative assessments recorded from the contract inception through the balance sheet date less the cumulative GMDB payments plus interest. The change in the reserve for a period is the benefit ratio multiplied by the assessments recorded for the period less GMDB claims paid in the period plus interest. If experience or assumption changes result in a new benefit ratio, the reserves are adjusted to reflect the changes in a manner similar to the unlocking of DAC, VOBA, DFEL and DSI.

With respect to our future contract benefits and other contract holder funds, we continually review: 1) overall reserve position; 2) reserving techniques; and 3) reinsurance arrangements. As experience develops and new information becomes known, liabilities are adjusted as deemed necessary. The effects of changes in estimates are included in the operating results for the period in which such changes occur.

The business written or assumed by us includes participating life insurance contracts, under which the contract holder is entitled to share in the earnings of such contracts via receipt of dividends. The dividend scale for participating policies is reviewed annually and may be adjusted to reflect recent experience and future expectations. As of December 31, 2007 and 2006, participating policies comprised approximately 1.5% and 1.3%, respectively, of the face amount of insurance in force, and dividend expenses were $85 million for the years ended December 31, 2007 and 2006, and $78 million for the year ended December 31, 2005.

Universal life and variable universal life products with secondary guarantees represented approximately 32% and 34% of permanent life insurance in force as of December 31, 2007 and 2006, respectively, and approximately 73% and 77% of sales for these products for the years ended December 31, 2007 and 2006, respectively. Liabilities for the secondary guarantees on universal life-type products are calculated by multiplying the benefit ratio (present value of total expected secondary guarantee benefits over the life of the contract divided by the present value of total expected assessments over the life of the contract) by the cumulative assessments recorded from contract inception through the balance sheet date less the cumulative secondary guarantee benefit payments plus interest. If experience or assumption changes result in a new benefit ratio, the reserves are adjusted to reflect the changes in a manner similar to the unlocking of DAC, VOBA, DFEL and DSI. The accounting for secondary guarantee benefits impacts, and is impacted by, EGPs used to calculate amortization of DAC, VOBA, DFEL and DSI.

BORROWED FUNDS
LNL's short-term borrowings are defined as borrowings with contractual or expected maturities of one year or less. Long-term borrowings have contractual or expected maturities greater than one year. Any premium or discount on borrowed funds is amortized over the term of the borrowings.

COMMITMENTS AND CONTINGENCIES
Contingencies arising from environmental remediation costs, regulatory judgments, claims, assessments, guarantees, litigation, recourse reserves, fines, penalties and other sources are recorded when deemed probable and reasonably estimable.

PREMIUMS AND FEES ON INVESTMENT PRODUCTS AND UNIVERSAL LIFE INSURANCE PRODUCTS Investment products consist primarily of individual and group variable and fixed deferred annuities. Interest-sensitive life insurance products include universal life insurance, variable universal life insurance and other interest-sensitive life insurance policies. These products include life insurance sold to individuals, corporate-owned life insurance and bank-owned life insurance. Revenues for investment products and universal life insurance products consist of net investment income, asset-based fees, cost of insurance charges, percent of premium charges, contract administration charges and surrender charges that have been assessed and earned against contract account balances and premiums received during the period. The timing of revenue recognition as it relates to fees assessed on investment contracts is determined based on the nature of such fees. Asset based fees cost of insurance and contract administration charges are assessed on a daily or monthly basis and recognized as revenue when assessed and earned. Percent of premium charges are assessed at the time of premium payment and recognized as revenue when assessed and earned. Certain amounts assessed that represent compensation for services to be provided in future periods are reported as unearned revenue and recognized in income over the periods benefited. Surrender charges are recognized upon surrender of a contract by the contract holder in accordance with contractual terms.

PREMIUMS ON TRADITIONAL LIFE INSURANCE PRODUCTS
Traditional life insurance products include those products with fixed and guaranteed premiums and benefits and consist primarily of whole life insurance, limited-payment life insurance, term life insurance and certain annuities with life contingencies. Premiums for traditional life insurance products are recognized as revenue when due from the contract holder.

OTHER REVENUES AND FEES
Other revenues and fees primarily consist of amounts earned by our retail distributor, LFA, from sales of third party insurance and investment products. Such revenue is recorded as earned at the time of sale.

BENEFITS
Benefits for universal life and other interest-sensitive life insurance products include benefit claims incurred during the period in excess of contract account balances. Benefits also includes the change in reserves for life insurance products with secondary guarantee benefits and annuity products with guaranteed benefits, such as GMDB, and the change in fair values of guarantees for annuity products with guaranteed minimum withdrawal benefits ("GMWB") and guaranteed income benefits ("GIB"). For traditional life, group health and disability income products, benefits and expenses, other than DAC and VOBA, are recognized when incurred in a manner consistent with the related premium recognition policies.

INTEREST CREDITED
Interest credited includes interest credited to contract holder account balances. Interest crediting rates associated with funds invested in our general account during 2005 through 2007 ranged from 3.00% to 9.00%.

INTEREST AND DEBT EXPENSES
Interest and debt expenses includes interest on short-term commercial paper, long-term senior debt that we issue and junior subordinated debentures issued to affiliated trusts.

PENSION AND OTHER POSTRETIREMENT BENEFIT PLANS
Pursuant to the accounting rules for LNC's obligations to employees under LNC's various pension and other postretirement benefit plans, LNC is required to make a number of assumptions to estimate related liabilities and expenses. LNC uses assumptions for the weighted-average discount rate and expected return on plan assets. The discount rate assumptions are determined using an analysis of current market information and the projected benefit flows associated with these plans. The expected long-term rate of return on plan assets is initially established at the beginning of the plan year based on historical and projected future rates of return and is the average rate of earnings expected on the funds invested or to be invested in the plan. The calculation of our accumulated postretirement benefit obligation also uses an assumption of weighted-average annual rate of increase in the per capita cost of covered benefits, which reflects a health care cost trend rate. See Note 16 for more information on our accounting for employee benefit plans.

STOCK-BASED COMPENSATION
LNC expenses the fair value of stock awards included in LNC's incentive compensation plans. As of the date LNC's Board of Directors approves stock awards, the fair value of stock options is determined using a Black-Scholes options valuation methodology. The fair value of other stock awards is based upon the market value of the stock. The fair value of the awards is expensed over the service period, which generally corresponds to the vesting period, and is recognized as an increase to common stock in stockholder's equity. Stock-based compensation expense is reflected in underwriting, acquisition, insurance and other expenses on our Consolidated Statements of Income. For additional information on stock-based incentive compensation see Note 17.

INCOME TAXES
We and our eligible subsidiaries have elected to file consolidated Federal and state income tax returns with LNC and certain LNC subsidiaries. Pursuant to an intercompany tax sharing agreement with LNC, we provide for income taxes on a separate return filing basis. The tax sharing agreement also provides that we will receive benefit for net operating losses, capital losses and tax credits which are not usable on a separate return basis to the extent such items may be utilized in the consolidated income tax returns of LNC. Deferred income taxes are recognized, based on enacted rates, when assets and liabilities have different values for financial statement and tax reporting purposes. A valuation allowance is recorded to the extent required to reduce the deferred tax asset to an amount that we expect, more likely than not, will be realized. See Note 6 for additional information.

--------------------------------------------------------------------------------
2. NEW ACCOUNTING STANDARDS

ADOPTION OF NEW ACCOUNTING STANDARDS

SOP 05-1 -- ACCOUNTING BY INSURANCE ENTERPRISES FOR DEFERRED ACQUISITION COSTS IN CONNECTION WITH MODIFICATIONS OR EXCHANGES OF INSURANCE CONTRACTS
In September 2005, the American Institute of Certified Public Accountants issued SOP 05-1, which provides guidance on accounting for DAC on internal replacements of insurance and investment contracts other than those specifically described in SFAS 97. An internal replacement, defined by SOP 05-1, is a modification in product benefits, features, rights or coverages that occurs by the exchange of a contract for a new contract, or by amendment, endorsement or rider to a contract, or by the election of a feature or coverage within a contract. Contract modifications that result in a substantially unchanged contract will be accounted for as a continuation of the replaced contract. Contract modifications that result in a substantially changed contract should be accounted for as an extinguishment of the replaced contract. Unamortized DAC, VOBA, DFEL and DSI from the replaced contract must be written-off. SOP 05-1 is effective for internal replacements occurring in fiscal years beginning after December 15, 2006.

We adopted SOP 05-1 effective January 1, 2007 by recording decreases to the following categories (in millions) on our Consolidated Balance Sheets:

ASSETS
DAC                                                                               $31
VOBA                                                                               35
Other assets -- DSI                                                                 3
                                                                                  ---
  Total assets                                                                    $69
                                                                                  ===

LIABILITIES AND STOCKHOLDER'S EQUITY
Future contract benefits -- GMDB annuity reserves                                 $ 4
Other contract holder funds -- DFEL                                                 2
Other liabilities -- income tax liabilities                                        22
                                                                                  ---
  Total liabilities                                                                28
                                                                                  ---
Retained earnings                                                                  41
                                                                                  ---
    Total liabilities and stockholder's equity                                    $69
                                                                                  ===

The adoption of this new guidance primarily impacted our Individual Markets -- Annuities and Employer Markets -- Group Protection businesses and our accounting policies regarding the assumptions for lapsation used in the amortization of DAC and VOBA. In addition, the adoption of SOP 05-1 resulted in an approximately $17 million increase to underwriting, acquisition, insurance and other expenses on our Consolidated Statements of Income for the year ended December 31, 2007, which was attributable to changes in DAC and VOBA deferrals and amortization.

FASB INTERPRETATION NO. 48 -- ACCOUNTING FOR UNCERTAINTY IN INCOME TAXES -- AN INTERPRETATION OF FASB STATEMENT NO. 109
In June 2006, the FASB issued FASB Interpretation ("FIN") No. 48, "Accounting for Uncertainty in Income Taxes - an interpretation of FASB Statement No. 109" ("FIN 48"). FIN 48 prescribes a comprehensive model for how companies should recognize, measure, present and disclose in their financial statements uncertain tax positions taken or expected to be taken on a tax return. FIN 48 requires companies to determine whether it is "more likely than not" that an individual tax position will be sustained upon examination by the appropriate taxing authority prior to any part of the benefit being recognized in the financial statements. Such tax positions shall initially and subsequently be measured as the largest amount of tax benefit that is greater than fifty percent likely of being realized upon settlement with the tax authority, assuming full knowledge of the position and all relevant facts. In addition, FIN 48 expands disclosure requirements to include additional information related to unrecognized tax benefits, including accrued interest and penalties, and uncertain tax positions where the estimate of the tax benefit may change significantly in the next twelve months. FIN 48 is effective for fiscal years beginning after December 15, 2006. We adopted FIN 48 effective January 1, 2007 by recording an increase in the liability for unrecognized tax benefits of $14 million on our Consolidated Balance Sheets, offset by a reduction to the beginning balance of retained earnings. See Note 6 for more information regarding our adoption of FIN 48.

SFAS NO. 155 -- ACCOUNTING FOR CERTAIN HYBRID FINANCIAL INSTRUMENTS -- AN AMENDMENT OF FASB STATEMENTS NO. 133 AND 140
In February 2006, the FASB issued SFAS No. 155, "Accounting for Certain Hybrid Financial Instruments - an amendment of FASB Statements No. 133 and 140" ("SFAS 155"), which permits fair value remeasurement for a hybrid financial instrument that contains an embedded derivative that otherwise would require bifurcation. Under SFAS 155, an entity may make an irrevocable election to measure a hybrid financial instrument at fair value, in its entirety, with changes in fair value recognized in earnings. SFAS 155 also: (a) clarifies which interest-only strips and principal-only strips are not subject to the requirements of SFAS 133; (b) eliminates the interim guidance in SFAS 133 Implementation Issue No. D1, "Application of Statement 133 to Beneficial Interests in Securitized Financial Assets," and establishes a requirement to evaluate beneficial interests in securitized financial assets to identify interests that are either freestanding derivatives or hybrid financial instruments that contain an embedded derivative requiring bifurcation; (c) clarifies that concentrations of credit risk in the form of subordination are not embedded derivatives; and (d) eliminates restrictions on a qualifying special-purpose entity's ability to hold passive derivative financial instruments that pertain to beneficial interests that are or contain a derivative financial instrument.

In December 2006, the FASB issued Derivative Implementation Group ("DIG") Statement 133 Implementation Issue No. B40, "Embedded Derivatives: Application of Paragraph 13(b) to Securitized Interests in Prepayable Financial Assets" ("DIG B40"). Since SFAS 155 eliminated the interim guidance related to securitized financial assets, DIG B40 provides a narrow scope exception for securitized interests that contain only an embedded derivative related to prepayment risk. Under DIG B40, a securitized interest in prepayable financial assets would not be subject to bifurcation if: (a) the right to accelerate the settlement of the securitized interest cannot be controlled by the investor and
(b) the securitized interest itself does not contain an embedded derivative for which bifurcation would be required other than an embedded derivative that results solely from the embedded call options in the underlying financial assets. Any other terms in the securitized financial asset that may affect cash flow in a manner similar to a derivative instrument would be subject to the requirements of paragraph 13(b) of SFAS 133. The guidance in DIG B40 is to be applied upon the adoption of SFAS 155.

We adopted the provisions of SFAS 155 and DIG B40 on January 1, 2007. Prior period restatement was not permitted. The adoption of SFAS 155 did not have a material impact on our financial condition or results of operations.

SFAS NO. 158 -- EMPLOYERS' ACCOUNTING FOR DEFINED BENEFIT PENSION AND OTHER POSTRETIREMENT PLANS -- AN AMENDMENT OF FASB STATEMENTS NO. 87, 88, 106 AND 132(R)
In September 2006, the FASB issued SFAS No. 158, "Employers' Accounting for Defined Benefit Pension and Other Postretirement Plans - an amendment of FASB Statements No. 87, 88, 106 and 132(R)" ("SFAS 158"). The guidance requires us to recognize on the balance sheets the funded status of our defined benefit postretirement plans as either an asset or liability, depending on the plans' funded status, with changes in the funded status recognized through OCI. The funded status is measured as the difference between the fair value of the plan assets and the projected benefit obligation, for pension plans, or the accumulated postretirement benefit obligation for postretirement benefit plans. Prior service costs or credits and net gains or losses which are not recognized in current net periodic benefit cost, pursuant to SFAS No. 87, "Employers' Accounting for Pensions" or SFAS No. 106, "Employers' Accounting for Postretirement Benefits Other Than Pensions," must be recognized in OCI, net of tax, in the period in which they occur. As these items are recognized in net periodic benefit cost, the amounts accumulated in OCI are adjusted. Under SFAS 158, disclosure requirements have also been expanded to separately provide information on the prior service costs or credits and net gains and losses recognized in OCI and their effects on net periodic benefit costs. Retroactive application of SFAS 158 was not permitted. We applied the recognition provisions of SFAS 158 as of December 31, 2006 by recording an increase in the asset of $38 million and an increase in the liability of $34 million, offset by an increase in accumulated OCI of $4 million.

STAFF ACCOUNTING BULLETIN NO. 108 -- CONSIDERING THE EFFECTS OF PRIOR YEAR MISSTATEMENTS WHEN QUANTIFYING MISSTATEMENTS IN CURRENT YEAR FINANCIAL STATEMENTS
In September 2006, the U.S. Securities and Exchange Commission ("SEC") staff issued Staff Accounting Bulletin ("SAB") No. 108, "Considering the Effects of Prior Year Misstatements when Quantifying Misstatements in Current Year Financial Statements" ("SAB 108"). SAB 108 provides guidance for evaluating the effects of prior year uncorrected errors when quantifying misstatements in the current year financial statements. Under SAB 108, the impact of correcting misstatements occurring in the current period and those that have accumulated over prior periods must both be considered when quantifying the impact of misstatements in current period financial statements. SAB 108 is effective for fiscal years ending after November 15, 2006, and may be adopted by either restating prior financial statements or recording the cumulative effect of initially applying the approach as adjustments to the carrying values of assets and liabilities as of January 1, 2006, with an offsetting adjustment to retained earnings. We adopted the provisions of SAB 108 as of December 31, 2006. The adoption of SAB 108 did not have a material effect on our financial statements.

SFAS NO. 123(R) -- SHARE-BASED PAYMENT
In December 2004, the FASB issued SFAS No. 123 (revised 2004), "Share-Based Payment" ("SFAS 123(R)"), which is a revision of SFAS No. 123, "Accounting for Stock-based Compensation" ("SFAS 123"). SFAS 123(R) requires us to recognize at fair value all costs resulting from share-based payments to employees, except for equity instruments held by employee share ownership plans. Similar to SFAS 123, under SFAS 123(R), the fair value of share-based payments is recognized as a reduction to earnings over the period an employee is required to provide service in exchange for the award. We had previously adopted the retroactive restatement method under SFAS No. 148, "Accounting for Stock-based Compensation -Transition and Disclosure," and restated all periods presented to reflect stock-based employee compensation cost under the fair value accounting method for all employee awards granted, modified or settled in fiscal years beginning after December 15, 1994.

Effective January 1, 2006, we adopted SFAS 123(R), using the modified prospective transition method. Under that transition method, compensation cost recognized in 2006 includes: (a) compensation cost for all share-based payments granted prior to but not yet vested as of January 1, 2006, based on the grant date fair value estimated in accordance with the original provisions of SFAS 123 and (b) compensation cost for all share-based payments granted subsequent to January 1, 2006, based on the grant date fair value estimated in accordance with the provisions of SFAS 123(R). Results from prior periods have not been restated. The adoption of SFAS 123(R) did not have a material effect on our income before federal income taxes and net income.

SFAS 123(R) eliminates the alternative under SFAS 123 permitting the recognition of forfeitures as they occur. Expected forfeitures, resulting from the failure to satisfy service or performance conditions, must be estimated at the grant date, thereby recognizing compensation expense only for those awards expected to vest. In accordance with SFAS 123(R), we have included estimated forfeitures in the determination of compensation costs for all share-based payments. Estimates of expected forfeitures must be reevaluated at each balance sheet date, and any change in the estimates will be recognized retrospectively in net income in the period of the revised estimates.

Prior to the adoption of SFAS 123(R), we presented all tax benefits of deductions resulting from the exercise of stock options as operating cash flows on our Statements of Cash Flows. SFAS 123(R) requires the cash flows from tax benefits resulting from tax deductions in excess of the compensation costs recognized to be classified as financing cash flows. Our excess tax benefits are classified as financing cash flows, prospectively, on our Statements of Cash Flows for the years ended December 31, 2007 and 2006.

We issue share-based compensation awards under an authorized plan, subject to specific vesting conditions. Generally, compensation expense is recognized ratably over a three-year vesting period, but recognition may be accelerated upon the occurrence of certain events. For awards that specify an employee will vest upon retirement and an employee is eligible to retire before the end of the normal vesting period, we record compensation expense over the period from the grant date to the date of retirement eligibility. As a result of adopting SFAS 123(R), we have revised the prior method of recording unrecognized compensation expense upon retirement and use the non-substantive vesting period approach for all new share-based awards granted after January 1, 2006. Under the non-substantive vesting period approach, we recognize compensation cost immediately for awards granted to retirement-eligible employees, or ratably over a period from the grant date to the date retirement eligibility is achieved. If we would have applied the non-substantive vesting period approach to all share based compensation awards granted prior to January 1, 2006, it would not have a material effect on our results of operations or financial position.

See Note 17 for more information regarding our stock-based compensation plans.

FASB STAFF POSITION SFAS 115-1 AND SFAS 124-1 -- THE MEANING OF OTHER-THAN-TEMPORARY IMPAIRMENT AND ITS APPLICATION TO CERTAIN INVESTMENTS
In November 2005, the FASB issued FASB Staff Position ("FSP") Nos. SFAS 115-1 and SFAS 124-1, "The Meaning of Other-Than-Temporary Impairment and Its Application to Certain Investments" ("FSP 115-1"). The guidance in FSP 115-1 nullifies the accounting and measurement provisions of Emerging Issues Task Force ("EITF") No. 03-1 - "The Meaning of Other-Than-Temporary Impairments and Its Application to Certain Investments" and supersedes EITF Topic No. D-44 "Recognition of Other-Than-Temporary Impairment upon the Planned Sale of a Security Whose Cost Exceeds Fair Value."

FSP 115-1 was effective for reporting periods beginning after December 15, 2005, on a prospective basis. Our existing policy for recognizing other-than-temporary impairments is consistent with the guidance in FSP 115-1, and includes the recognition of other-than-temporary impairments of securities resulting from credit related issues as well as declines in fair value related to rising interest rates, where we do not have the intent to hold the securities until either maturity or recovery. We adopted FSP 115-1 effective January 1, 2006. The adoption of FSP 115-1 did not have a material effect on our financial condition or results of operations.

FUTURE ADOPTION OF NEW ACCOUNTING STANDARDS

SFAS NO. 157 -- FAIR VALUE MEASUREMENTS
In September 2006, the FASB issued SFAS No. 157, "Fair Value Measurements" ("SFAS 157"), which defines fair value, establishes a framework for measuring fair value under current accounting pronouncements that require or permit fair value measurement and enhances disclosures about fair value instruments. SFAS 157 retains the exchange price notion, but clarifies that exchange price is the price in an orderly transaction between market participants to sell the asset or transfer the liability (exit price) in the principal market, or the most advantageous market in the absence of a principal market, for that asset or liability, as opposed to the price that would be paid to acquire the asset or receive a liability (entry price). Fair value measurement is based on assumptions used by market participants in pricing the asset or liability, which may include inherent risk, restrictions on the sale or use of an asset, or nonperformance risk which would include the reporting entity's own credit risk. SFAS 157 establishes a three-level fair value hierarchy, which prioritizes the inputs to valuation techniques used to measure fair value. The highest priority, Level 1, is given to quoted prices in active markets for identical assets or liabilities. Level 2 inputs are observable inputs, other than quoted prices included in Level 1, for the asset or liability. Level 3 inputs, the lowest priority, include unobservable inputs in situations where there is little or no market activity for the asset or liability and the reporting entity makes estimates and assumptions related to the pricing of the asset or liability, including assumptions regarding risk. We have certain guaranteed benefit features that, prior to January 1, 2008, were recorded using fair value pricing. These benefits will continue to be measured on a fair value basis with the adoption of SFAS 157, utilizing a number for Level 3, with some Level 2 inputs, which are reflective of the hypothetical market participant perspective for fair value measurement. In addition, SFAS 157 expands the disclosure requirements for annual and interim reporting to focus on the inputs used to measure fair value, including those measurements using significant unobservable inputs, and the effects of the measurements on earnings. We adopted SFAS 157 for all of our financial instruments effective January 1, 2008 and expect to record a charge of between $25 million and $75 million to net income attributable to changes in the fair value of guaranteed benefit reserves and indexed annuities reported in our Individual Markets - Annuities segment.

SFAS NO. 159 -- THE FAIR VALUE OPTION FOR FINANCIAL ASSETS AND FINANCIAL LIABILITIES
In February 2007, the FASB issued SFAS No. 159, "The Fair Value Option for Financial Assets and Financial Liabilities" ("SFAS 159"), which allows an entity to make an irrevocable election, on specific election dates, to measure eligible items at fair value. The election to measure an item at fair value may be determined on an instrument by instrument basis, with certain exceptions. If the fair value option is elected, unrealized gains and losses will be recognized in earnings at each subsequent reporting date, and any upfront costs and fees related to the item will be recognized in earnings as incurred. In addition, the presentation and disclosure requirements of SFAS 159 are designed to assist in the comparison between entities that select different measurement attributes for similar types of assets and liabilities. SFAS 159 applies to fiscal years beginning after November 15, 2007, with early adoption permitted for an entity that has also elected to apply the provisions of SFAS 157. At the effective date, the fair value option may be elected for eligible items that exist on that date. Effective January 1, 2008, we elected not to adopt the fair value option for any financial assets or liabilities that existed as of January 1, 2008.

SFAS NO. 141(R) -- BUSINESS COMBINATIONS
In December 2007, the FASB issued SFAS No. 141(R) "Business Combinations" ("SFAS 141(R)") - a revision to SFAS 141, which aims to improve the relevance, representational faithfulness and comparability of the information that a reporting entity provides in its financial reports about a business combination and its effects. SFAS 141(R) retains the fundamental requirements of SFAS 141, broadens its scope by applying the acquisition method to all transactions and other events in which one entity obtains control over one or more other businesses, and requires, among other things, that assets acquired and liabilities assumed be measured at fair value as of the acquisition date, liabilities related to contingent consideration be recognized at the acquisition date and remeasured at fair value in each subsequent reporting period, acquisition-related costs be expensed as incurred and that income be recognized if the fair value of the net assets acquired exceeds the fair value of the consideration transferred. SFAS 141(R) applies to business combinations for which the acquisition date is on or after the beginning of the first annual reporting period on or after December 15, 2008.

SFAS NO. 160 -- NONCONTROLLING INTERESTS IN CONSOLIDATED FINANCIAL STATEMENTS -- AN AMENDMENT OF ACCOUNTING RESEARCH BULLETIN NO. 51

In December 2007, the FASB issued SFAS No. 160 "Noncontrolling Interests in Consolidated Financial Statements - an amendment of Accounting Research Bulletin No. 51A" ("SFAS 160"), which aims to improve the relevance, comparability, and transparency of the financial information that a reporting entity provides in its consolidated financial statements by establishing accounting and reporting standards surrounding noncontrolling interests, or minority interests, which are the portions of equity in a subsidiary not attributable, directly or indirectly, to a parent. The ownership interests in subsidiaries held by parties other than the parent shall be clearly identified, labeled and presented in the consolidated statement of financial position within equity, but separate from the parent's equity. The amount of consolidated net income attributable to the parent and to the noncontrolling interest must be clearly identified and presented on the face of the consolidated statement of income. Changes in a parent's ownership interest while the parent retains its controlling financial interest in its subsidiary must be accounted for consistently as equity transactions. A parent's ownership interest in a subsidiary changes if the parent purchases additional ownership interests in its subsidiary or sells some of its ownership interests in its subsidiary and if the subsidiary reacquires some of its ownership interests or issues additional ownership interests. When a subsidiary is deconsolidated, any retained noncontrolling equity investment in the former subsidiary must be initially measured at fair value. The gain or loss on the deconsolidation of the subsidiary is measured using the fair value of any noncontrolling equity investment rather than the carrying amount of that retained investment. Entities must provide sufficient disclosures that clearly identify and distinguish between the interests of the parent and the interests of the noncontrolling owners. SFAS 160 is effective for fiscal years, and interim periods within those fiscal years, beginning on or after December 15, 2008. We expect to adopt SFAS 160 effective January 1, 2009, and are currently evaluating the effects of SFAS 160 on our consolidated financial condition and results of operations.

DERIVATIVE IMPLEMENTATION GROUP STATEMENT 133 IMPLEMENTATION ISSUE NO. E23 -- ISSUES INVOLVING THE APPLICATION OF THE SHORTCUT METHOD UNDER PARAGRAPH 68

In December 2007, the FASB issued DIG Statement 133 Implementation Issue No. E23, "Issues Involving the Application of the Shortcut Method under Paragraph 68" ("DIG E23"), which gives clarification to the application of the shortcut method of accounting for qualifying fair value hedging relationship involving an interest-bearing financial instrument and/or an interest rate swap, originally outlined in paragraph 68 in SFAS 133. DIG E23 clarifies that the shortcut method may be applied to a qualifying fair value hedge when the relationship is designated on the trade date of both the swap and the hedged item (for example, debt), even though the hedged item is not recognized for accounting purposes until the transaction settles (that is, until its settlement date), provided that the period of time between the trade date and the settlement date of the hedged item is within established conventions for that marketplace. DIG E23 also clarifies that Paragraph 68(b) is met for an interest rate swap that has a non-zero fair value at the inception of the hedging relationship provided that the swap was entered into at the hedge's inception for a transaction price of zero and the non-zero fair value is due solely to the existence of a bid-ask spread in the entity's principal market (or most advantageous market, as applicable) under SFAS 157. The interest rate swap would be reported at its fair value as determined under SFAS 157. DIG E23 is effective for hedging relationships designated on or after January 1, 2008. The adoption of DIG E23 is not expected to have a material impact on our consolidated financial condition or results of operations.

FSP FAS140-3 -- ACCOUNTING FOR TRANSFERS OF FINANCIAL ASSETS AND REPURCHASE FINANCING TRANSACTIONS
In February 2008, the FASB issued FSP No. FAS 140-3, "Accounting for Transfers of Financial Assets and Repurchase Financing Transactions" ("FSP 140-3"). The guidance in FSP 140-3 provides accounting and reporting standards for transfers of financial assets. This FSP applies to a repurchase financing, which is a repurchase agreement that relates to a previously transferred financial asset between the same counterparties (or consolidated affiliates of either counterparty), that is entered into contemporaneously with, or in contemplation of, the initial transfer. FSP 140-3 shall be effective for financial statements issued for fiscal years beginning after November 15, 2008, and interim periods within those fiscal years and shall be applied prospectively to initial transfers and repurchase financings for which the initial transfer is executed on or after the beginning of the fiscal year in which FSP 140-3 is initially applied. We are evaluating the expected effect on our consolidated financial condition and results of operations.

--------------------------------------------------------------------------------
3. ACQUISITION AND DIVIDEND OF FPP

JEFFERSON-PILOT MERGER
On April 3, 2006, LNC completed its merger with Jefferson-Pilot by acquiring 100% of the outstanding shares of Jefferson-Pilot in a transaction accounted for under the purchase method of accounting prescribed by SFAS 141. At that time, JPL, JPLA and JPFIC became wholly-owned by LNC.

SFAS 141 requires that the total purchase price be allocated to the assets acquired and liabilities assumed based on their fair values at the merger date. The associated fair values of JPL, JPLA and JPFIC at April 3, 2006 were "pushed down" to LNL's consolidated financial statements in accordance with push down accounting rules.

The fair value of the specifically identifiable net assets acquired in the merger was $4.3 billion. Goodwill of $2.6 billion resulted from the excess of purchase price over the fair value of the net assets. The amount of goodwill that was expected to be deductible for tax purposes was approximately $23 million. LNC paid a premium over the fair value of the net assets for a number of potential strategic and financial benefits that are expected to be realized as a result of the merger including, but not limited to, the following:

- Greater size and scale with improved earnings diversification and strong financial flexibility;
-    Broader, more balanced product portfolio;
-    Larger distribution organization; and
- Value creation opportunities through expense savings and revenue enhancements across business units.

The following table summarizes the fair values of the net assets acquired (in millions) as of the acquisition date:

                                                           FAIR VALUE
                                                           ----------
Investments                                                $   27,384
Reinsurance recoverables                                        1,193
Value of business acquired                                      2,489
Goodwill                                                        2,622
Other assets                                                    1,135
Separate account assets                                         2,574
Future contract benefits and other
  contract holder funds                                       (26,677)
Income tax liabilities                                           (382)
Accounts payable, accruals and other liabilities                 (841)
Separate accounts liabilities                                  (2,574)
                                                           ----------
  Total purchase price                                     $    6,923
                                                           ==========

The goodwill (in millions) resulting from the merger was allocated to the following segments:

                                                    GOODWILL
                                                    --------
Individual Markets:
  Life Insurance                                    $  1,346
  Annuities                                            1,002
                                                    --------
    Total Individual Markets                           2,348
Employer Markets: Group Protection                       274
                                                    --------
      Total goodwill                                $  2,622
                                                    ========

DIVIDEND OF FPP
On May 3, 2007, LNL made a dividend to LNC that transferred ownership of our formerly wholly-owned subsidiary, FPP, to LNC. The following table summarizes the dividend of FPP to LNC (in millions):

                                                    DIVIDENDED
                                                      VALUE
                                                    ----------
Investments                                         $    1,809
Cash and invested cash                                      20
Deferred acquisition costs and value of
  business acquired                                        246
Premiums and fees receivable                                 2
Accrued investment income                                   24
Reinsurance recoverables                                   669
Goodwill                                                     2
Future contract benefits                                  (705)
Other contract holder funds                             (1,509)
Other liabilities                                          (66)
                                                    ----------
   Total dividend of FPP                            $      492
                                                    ==========

The caption dividends declared, in the accompanying Consolidated Statements of Stockholder's Equity, includes the $492 million dividend of FPP presented above.

4. INVESTMENTS

AVAILABLE-FOR-SALE SECURITIES

The amortized cost, gross unrealized gains and losses and fair value of available-for-sale securities (in millions) were as follows:

                                                             AS OF DECEMBER 31, 2007
                                                    ----------------------------------------
                                                                 GROSS UNREALIZED
                                                    AMORTIZED    ----------------     FAIR
                                                       COST      GAINS     LOSSES     VALUE
                                                    ---------    -----     ------    -------
Corporate bonds                                     $  42,041    $1,049    $  904    $42,186
U.S. Government bonds                                     153        14        --        167
Foreign government bonds                                  586        39         4        621
Asset and mortgage-backed securities                   10,224       146       195     10,175
State and municipal bonds                                 143         2        --        145
Redeemable preferred stocks                               103         9         1        111
                                                    ---------    -----     ------    -------
  Total fixed maturity securities                      53,250     1,259     1,104     53,405
Equity securities                                         132         9         7        134
                                                    ---------    -----     ------    -------
  Total available-for-sale securities               $  53,382    $1,268    $1,111    $53,539
                                                    =========    ======    ======    =======

                                                             AS OF DECEMBER 31, 2006
                                                    ----------------------------------------
                                                                 GROSS UNREALIZED
                                                    AMORTIZED    ----------------     FAIR
                                                       COST      GAINS     LOSSES     VALUE
                                                    ---------    ------    ------    -------
Corporate bonds                                     $  44,049    $1,043    $  283    $44,809
U.S. Government bonds                                     218         7        --        225
Foreign government bonds                                  689        58         2        745
Asset and mortgage-backed securities                    8,607        88        69      8,626
State and municipal bonds                                 194         2         2        194
Redeemable preferred stocks                                89         9        --         98
                                                    ---------    ------    ------    -------
  Total fixed maturity securities                      53,846     1,207       356     54,697
Equity securities                                         205        15         2        218
                                                    ---------    ------    ------    -------
    Total available-for-sale securities             $  54,051    $1,222    $  358    $54,915
                                                    =========    ======    ======    =======

The amortized cost and fair value of fixed maturity available-for-sale securities by contractual maturities (in millions) were as follows:

                                                                         AS OF DECEMBER 31, 2007
                                                                        ------------------------
                                                                        AMORTIZED         FAIR
                                                                           COST           VALUE
                                                                        ---------        -------
Due in one year or less                                                 $   2,261        $ 2,267
Due after one year through five years                                      11,217         11,489
Due after five years through ten years                                     15,437         15,315
Due after ten years                                                        14,111         14,159
                                                                        ---------        -------
  Subtotal                                                                 43,026         43,230
Asset and mortgage-backed securities                                       10,224         10,175
                                                                        ---------        -------
  Total available-for-sale fixed  maturity securities                   $  53,250        $53,405
                                                                        =========        =======

Actual maturities may differ from contractual maturities because issuers may have the right to call or pre-pay obligations.

The fair value and gross unrealized losses of available-for-sale securities (in millions), aggregated by investment category and length of time that individual securities have been in a continuous unrealized loss position, were as follows:

                                                                                        AS OF DECEMBER 31, 2007
                                                                    -----------------------------------------------------------
                                                                        LESS THAN
                                                                       OR EQUAL TO        GREATER THAN
                                                                      TWELVE MONTHS       TWELVE MONTHS            TOTAL
                                                                   -------------------  ------------------  -------------------
                                                                              GROSS               GROSS                GROSS
                                                                    FAIR    UNREALIZED  FAIR    UNREALIZED   FAIR    UNREALIZED
                                                                    VALUE     LOSSES    VALUE     LOSSES     VALUE     LOSSES
                                                                   -------  ----------  ------  ----------  -------  ----------
Corporate bonds                                                    $11,038  $      657  $4,142  $      247  $15,180  $      904
U.S. Government bonds                                                   --          --       3          --        3          --
Foreign government bonds                                                81           4      --          --       81           4
Asset and mortgage-backed securities                                 2,194         142   1,793          53    3,987         195
State and municipal bonds                                               29          --      15          --       44          --
Redeemable preferred stocks                                             13           1      --          --       13           1
                                                                   -------  ----------  ------  ----------  -------  ----------
  Total fixed maturity securities                                   13,355         804   5,953         300   19,308       1,104
Equity securities                                                       61           7      --          --       61           7
                                                                   -------  ----------  ------  ----------  -------  ----------
  Total available-for-sale securities                              $13,416  $      811  $5,953  $      300  $19,369  $    1,111
                                                                   =======  ==========  ======  ==========  =======  ==========
Total number of securities in an unrealized loss position                                                                 2,263
                                                                                                                     ==========

                                                                                     AS OF DECEMBER 31, 2006
                                                                 ------------------------------------------------------------
                                                                      LESS THAN
                                                                     OR EQUAL TO        GREATER THAN
                                                                    TWELVE MONTHS       TWELVE MONTHS           TOTAL
                                                                 -------------------  ------------------  -------------------
                                                                             GROSS              GROSS                GROSS
                                                                  FAIR    UNREALIZED  FAIR    UNREALIZED   FAIR    UNREALIZED
                                                                  VALUE     LOSSES    VALUE     LOSSES     VALUE     LOSSES
                                                                 -------  ----------  ------  ----------  -------  ----------
Corporate bonds                                                  $ 8,643  $      115  $4,892  $      168  $13,535  $      283
U.S. Government bonds                                                 43          --      --          --       43          --
Foreign government bonds                                              56           1      62           1      118           2
Asset and mortgage-backed securities                               1,911          13   2,227          56    4,138          69
State and municipal bonds                                             20           1      44           1       64           2
Redeemable preferred stocks                                           --          --       1          --        1          --
                                                                 -------  ----------  ------  ----------  -------  ----------
  Total fixed maturity securities                                 10,673         130   7,226         226   17,899         356
Equity securities                                                     50           2      --          --       50           2
                                                                 -------  ----------  ------  ----------  -------  ----------
  Total available-for-sale securities                            $10,723  $      132  $7,226  $      226  $17,949  $      358
                                                                 =======  ==========  ======  ==========  =======  ==========
Total number of securities in an unrealized loss position                                                               1,451
                                                                                                                   ==========

The fair value, gross unrealized losses (in millions) and number of available-for-sale securities, where the fair value had declined below amortized cost by greater than 20%, were as follows:

                                                                  AS OF DECEMBER 31, 2007
                                                              ------------------------------
                                                                        GROSS       NUMBER
                                                               FAIR   UNREALIZED      OF
                                                              VALUE     LOSSES    SECURITIES
                                                              ------  ----------  ----------
Less than six months                                          $  133  $       48          22
Six months or greater, but less than nine months                 425         137          30
Nine months or greater, but less than twelve months              363         109          17
Twelve months or greater                                         182          79          57
                                                              ------  ----------  ----------
  Total available-for-sale securities                         $1,103  $      373         126
                                                              ======  ==========  ==========

                                                                 AS OF DECEMBER 31, 2006
                                                              ------------------------------
                                                                        GROSS       NUMBER
                                                              FAIR    UNREALIZED      OF
                                                              VALUE     LOSSES    SECURITIES
                                                              ------  ----------  ----------
Less than six months                                          $  --  $       --   $        5
Six months or greater, but less than nine months                 --          --            2
Nine months or greater, but less than twelve months              --          --            1
Twelve months or greater                                          9           3           12
                                                              -----  ----------   ----------
  Total available-for-sale securities                         $   9  $        3           20
                                                              =====  ==========   ==========

As described more fully in Note 1, LNC regularly reviews our investment holdings for other-than-temporary impairments. Based upon this review, the cause of the decline being principally attributable to changes in interest rates and credit spreads during the holding period and our current ability and intent to hold securities in an unrealized loss position for a period of time sufficient for recovery, LNC believes that these securities were not other-than-temporarily impaired as of December 31, 2007 and 2006.

TRADING SECURITIES

Trading securities at fair value retained in connection with Modco and CFW reinsurance arrangements (in millions) consisted of the following:

                                                AS OF DECEMBER 31,
                                               --------------------
                                                2007          2006
                                               ------        ------
Corporate bonds                                $1,817        $2,140
U.S. Government bonds                             366           331
Foreign government bonds                           45            45
Asset and mortgage-backed securities:
  Mortgage pass-through securities                 21            24
  Collateralized mortgage obligations             153           111
  Commercial mortgage-backed securities           104           133
  Other asset-backed securities                    --             8
State and municipal bonds                          17            18
Redeemable preferred stocks                         8             8
                                               ------        ------
    Total fixed maturity securities             2,531         2,818
Equity securities                                   2             2
                                               ------        ------
      Total trading securities                 $2,533        $2,820
                                               ======        ======

The portion of market adjustment for trading securities still held at December 31, 2007, 2006 and 2005 was a loss of $8 million, $48 million and $70 million, respectively.

MORTGAGE LOANS ON REAL ESTATE

Mortgage loans on real estate principally involve commercial real estate. The commercial loans are geographically diversified throughout the United States, with the largest concentrations in California and Texas, which accounted for approximately 29% of mortgage loans as of December 31, 2007.

NET INVESTMENT INCOME

The major categories of net investment income (in millions) were as follows:

                                                          FOR THE YEARS ENDED
                                                              DECEMBER 31,
                                                         ----------------------
                                                          2007    2006    2005
                                                         ------  ------  ------
Available-for-sale fixed maturity securities             $3,264  $2,979  $1,959
Available-for-sale equity securities                         19      11       7
Trading securities                                          163     181     176
Mortgage loans on real estate                               491     466     288
Real estate                                                  53      37      48
Policy loans                                                172     158     118
Invested cash                                                49      53      46
Other investments                                           155     147      61
                                                         ------  ------  ------
  Investment income                                       4,366   4,032   2,703
Less investment expense                                     178     163     111
                                                         ------  ------  ------
     Net investment income                               $4,188  $3,869  $2,592
                                                         ======  ======  ======

REALIZED LOSS

The detail of the realized loss (in millions) was as follows:

                                                                    FOR THE YEARS ENDED
                                                                        DECEMBER 31,
                                                                   ---------------------
                                                                    2007    2006    2005
                                                                   -----   -----   -----
Available-for-sale fixed maturity securities:
  Gross gains                                                      $ 120   $ 119   $ 111
  Gross losses                                                      (176)    (97)    (89)
Available-for-sale equity securities:
  Gross gains                                                          3       2      10
  Gross losses                                                      (111)     --      --
Gain on other investments                                             22       5       1
Associated amortization of DAC, VOBA, DSI, DFEL and changes
  in other contract holder funds                                      29     (37)    (53)
                                                                   -----   -----   -----
    Total realized loss on investments, excluding trading
      securities                                                    (113)     (8)    (20)
Loss on derivative instruments, excluding reinsurance embedded
  derivatives                                                         (2)      2      (2)
Associated amortization of DAC, VOBA, DSI, DFEL and changes in
  other contract holder funds                                          1      --       1
                                                                   -----   -----   -----
   Total realized loss on investments and derivative instruments    (114)     (6)    (21)
Gain on reinsurance embedded derivative/trading securities             2       4       5
                                                                   -----   -----   -----
    Total realized loss                                            $(112)  $  (2)  $ (16)
                                                                   =====   =====   =====
Write-downs for other-than-temporary impairments included in
  realized loss on investments above                               $(257)  $ (62)  $ (18)
                                                                   =====   =====   =====

SECURITIES LENDING

The carrying values of the securities pledged under securities lending agreements were $655 million and $1.0 billion as of December 31, 2007 and 2006. The fair values of these securities were $634 million and $989 million as of December 31, 2007 and 2006, respectively.

REVERSE REPURCHASE AGREEMENTS

The carrying values of securities pledged under reverse repurchase agreements were $480 million as of December 31, 2007 and 2006. The fair values of these securities were $502 million and $500 million as of December 31, 2007 and 2006, respectively.

INVESTMENT COMMITMENTS

As of December 31, 2007, our investment commitments for fixed maturity securities, limited partnerships, real estate and mortgage loans on real estate were $1.2 billion, which includes $281 million of standby commitments to purchase real estate upon completion and leasing.

CONCENTRATIONS OF FINANCIAL INSTRUMENTS

As of December 31, 2007 and 2006, we did not have a significant concentration of financial instruments in a single investee, industry or geographic region of the U.S.

CREDIT-LINKED NOTES

As of December 31, 2007 and 2006, other contract holder funds on our Consolidated Balance Sheets included $1.2 billion and $700 million, respectively, outstanding in funding agreements. We invested the proceeds of $850 million received for issuing three funding agreements in 2006 and 2007 into three separate credit-linked notes originated by third party companies and $300 million of such agreements were assumed as a result of the merger of Jefferson-Pilot into LNL. The $850 million of credit-linked notes are classified as asset-backed securities and are included in our fixed maturity securities on our Consolidated Balance Sheets. The $300 million of investments which were assumed as a result of the merger were classified as corporate bonds and are included in our fixed maturity securities on our Consolidated Balance Sheets.

We earn a spread between the coupon received on the credit-linked note and the interest credited on the funding agreement. Our credit linked notes were created using a trust that combines highly rated assets with credit default swaps to produce a multi-class structured security. The asset backing two of these credit-linked notes is a mid-AA rated asset-backed security secured by a pool of credit card receivables. The third credit-linked note is backed by a pool of assets which are guaranteed by MBIA, Inc, a financial guarantor and are mid-AA rated. Our affiliate, Delaware Investments, actively manages the credit default swaps in the underlying portfolio.

Consistent with other debt market instruments, we are exposed to credit losses within the structure of the credit-linked notes, which could result in principal losses to our investments if the issuers of the debt market instruments default on their obligations. However, we have attempted to protect our investments from credit losses through the multi-tiered class structure of the credit-linked note, which requires the subordinated classes of the investment pool to absorb all of the initial credit losses. We own the mezzanine tranche of these investments, which currently carries a mid-AA rating. To date, there have been no defaults in any of the underlying collateral pools. Similar to other debt market instruments our maximum principal loss is limited to our original investment of $850 million as of December 31, 2007.

The fair market value of these investments has declined, causing unrealized losses. As of December 31, 2007, we had unrealized losses of $190 million on the $850 million in credit linked notes. As described more fully in Note 1, we regularly review our investment holdings for other-than-temporary impairments. Based upon this review, we believe that these securities were not other-than-temporarily impaired as of December 31, 2007 and 2006.

The following summarizes information regarding our investments in these securities (dollars in millions):

                                     AMOUNT AND DATE OF ISSUANCE
                                  ---------------------------------
                                    $400         $200         $250
                                  DECEMBER      APRIL        APRIL
                                    2006         2007         2007
                                  --------     -------      -------
Amount of subordination(1)        $  2,184     $   410      $ 1,167
Maturity                          12/20/16     3/20/17      6/20/17
Current rating of tranche(1)            AA         Aa2           AA
Number of entities(1)                  125         100          102
Number of countries(1)                  20          21           14

----------
(1)  As of December 31, 2007.

--------------------------------------------------------------------------------
5. DERIVATIVE INSTRUMENTS

TYPES OF DERIVATIVE INSTRUMENTS AND DERIVATIVE STRATEGIES

We maintain an overall risk management strategy that incorporates the use of derivative instruments to minimize significant unplanned fluctuations in earnings that are caused by interest rate risk, foreign currency exchange risk, equity market risk and credit risk. We assess these risks by continually identifying and monitoring changes in interest rate exposure, foreign currency exposure, equity market exposure and credit exposure that may adversely impact expected future cash flows and by evaluating hedging opportunities. Derivative instruments that are currently used as part of our interest rate risk management strategy include interest rate swaps and interest rate caps. Derivative instruments that are used as part of our foreign currency risk management strategy include foreign currency swaps. Call options on LNC stock and call options on the S&P 500 Index(R) are used as part of our equity market risk management strategy. We also use credit default swaps as part of our credit risk management strategy.

As of December 31, 2007 and 2006, we had derivative instruments that were designated and qualified as cash flow hedges. We also had derivative instruments that were economic hedges, but were not designated as hedging instruments under SFAS 133. See Note 1 for a detailed discussion of the accounting treatment for derivative instruments.

Our derivative instruments are monitored by LNC's risk management committee as part of that committee's oversight of our derivative activities. LNC's risk management committee is responsible for implementing various hedging strategies that are developed through its analysis of financial simulation models and other internal and industry sources. The resulting hedging strategies are incorporated into our overall risk management strategies.

Our hedging strategy is designed to mitigate the risk and income statement volatility caused by changes in the equity markets, interest rates and volatility associated with the LINCOLN SMARTSECURITY(R) Advantage GMWB feature, the 4LATER(R) Advantage GIB feature and the i4LIFE(R) Advantage GIB feature that is available in our variable annuity products. This GMWB feature offers the contract holder a guarantee equal to the initial deposit adjusted for any subsequent purchase payments or withdrawals. There are one-year and five-year step-up options, which allow the contract holder to step up the guarantee. GMWB features are considered to be derivatives under SFAS 133, resulting in the guarantees being recognized at estimated fair value, with changes in estimated fair value being reported in net income. The hedging strategy is designed such that changes in the value of the hedge contracts move in the opposite direction of changes in the value of the embedded derivative of the GMWB and GIB. As part of our current hedging program, contract holder behavior, available equity, interest rate and volatility in market conditions are monitored on a daily basis. We rebalance our hedge positions based upon changes in these factors as needed. While we actively manage our hedge positions, our hedge positions may not be totally effective to offset changes in assets and liabilities caused by movements in these factors due to, among other things, differences in timing between when a market exposure changes and corresponding changes to the hedge positions, extreme swings in the equity markets and interest rates, market volatility, contract holder behavior, divergence between the performance of the underlying funds and the hedging indices, divergence between the actual and expected performance of the hedge instruments, or our ability to purchase hedging instruments at prices consistent with our desired risk and return trade-off.

We have certain Modco and CFW reinsurance arrangements with embedded derivatives related to the withheld assets of the related funds. These derivatives are considered total return swaps with contractual returns that are attributable to various assets and liabilities associated with these reinsurance arrangements. Changes in the estimated fair value of these derivatives are recorded in net income as they occur. Offsetting these amounts are corresponding changes in the estimated fair value of trading securities in portfolios that support these arrangements.

We also distribute indexed annuity contracts. These contracts permit the holder to elect an interest rate return or an equity market component, where interest credited to the contracts is linked to the performance of the S&P 500 Index(R). Contract holders may elect to rebalance index options at renewal dates, either annually or biannually. At each renewal date, we have the opportunity to re-price the indexed component by establishing participation rates, subject to minimum guarantees. We purchase S&P 500 Index(R) call options that are highly correlated to the portfolio allocation decisions of our contract holders, such that we are economically hedged with respect to equity returns for the current reset period. The mark-to-market of the options held impacts net investment income and generally offsets the change in value of the embedded derivative within the indexed annuity, which is recorded as a component of interest credited to contract holders. SFAS 133 requires that we calculate fair values of index options we may purchase in the future to hedge contract holder index allocations in future reset periods. These fair values represent an estimate of the cost of the options we will purchase in the future, discounted back to the date of the Consolidated Balance Sheets, using current market indicators of volatility and interest rates. Changes in the fair values of these liabilities are included in interest credited. The notional amounts of contract holder fund balances allocated to the equity-index options were $2.9 billion and $2.4 billion as of December 31, 2007 and 2006, respectively.

We have derivative instruments with off-balance-sheet risks whose notional or contract amounts exceed the credit exposure. Outstanding derivative instruments with off-balance-sheet risks, shown in notional amounts along with their carrying values and estimated fair values (in millions), were as follows:

                                                                 AS OF DECEMBER 31,
                                                    ----------------------------------------------
                                                                             ASSETS  (LIABILITIES)
                                                                            ----------------------
                                                    NOTIONAL AMOUNTS        CARRYING OR FAIR VALUE
                                                    ------------------      ----------------------
                                                     2007        2006        2007            2006
                                                    ------      ------      -----           -----
Cash flow hedges
  Interest rate swap agreements                     $1,372      $1,188      $  (5)          $   8
  Foreign currency swaps                               366          86        (17)             (7)
  Call options (based on LNC stock)                     --          --          1               4
                                                    ------      ------      -----           -----
    Total cash flow hedges                           1,738       1,274        (21)              5
                                                    ------      ------      -----           -----

All other derivative instruments
  Interest rate cap agreements                       4,100       5,950          2               3
  Credit default swaps                                  60          20         --              --
  Call options (based on LNC stock)                      1           1         13              18
  Call options (based on S&P 500 Index(R))           2,858       2,357        149             185
                                                    ------      ------      -----           -----
    Total other derivative instruments               7,019       8,328        164             206

Embedded derivatives per SFAS 133                       --          --       (412)           (132)
                                                    ------      ------      -----           -----
      Total derivative instruments(1)               $8,757      $9,602      $(269)          $  79
                                                    ======      ======      =====           =====

----------
(1) Total derivative instruments as of December 31, 2007 were composed of an asset of $172 million recorded in derivative investments, a $230 million liability recorded in other contract holder funds and a liability of $211 million recorded in reinsurance related derivative liability on our Consolidated Balance Sheets. Total derivative instruments as of December 31, 2006 were composed of an asset of $245 million recorded in derivative investments, a $52 million contra-liability recorded in future contract benefits and a liability of $218 million recorded in reinsurance related derivative liability on our Consolidated Balance Sheets.

DERIVATIVE INSTRUMENTS DESIGNATED AS CASH FLOW HEDGES

We designate and account for the following as cash flow hedges, when they have met the requirements of SFAS 133: 1) interest rate swap agreements; 2) foreign currency swaps; and 3) call options on LNC stock. We recognized a gain (loss) of $1 million and $(1) for the years ended December 31, 2007 and 2006, in net income as a component of realized investment gains and losses, related to the ineffective portion of cash flow hedges. We recognized a loss of $2 million for the year ended December 31, 2007, a gain of $2 million for the year ended December 31, 2006 and a loss of $2 million for the year ended December 31, 2005 in OCI related to the change in market value on derivative instruments that were designated and qualify as cash flow hedges.

Gains and losses on derivative contracts that qualify as cash-flow hedges are reclassified from accumulated OCI to current period earnings. As of December 31, 2007, $4 million of the deferred net gains on derivative instruments in accumulated OCI were expected to be reclassified to earnings during 2008. This reclassification is primarily due to the receipt of interest payments associated with variable rate securities and forecasted purchases, payment of interest on our senior debt, the receipt of interest payments associated with foreign currency securities and the periodic vesting of stock appreciation rights ("SARs").

For the years ended December 31, 2007, 2006 and 2005, there were no material reclassifications to earnings due to hedged firm commitments no longer deemed probable or due to hedged forecasted transactions that had not occurred by the end of the originally specified time period.

INTEREST RATE SWAP AGREEMENTS
We use a portion of our interest rate swap agreements to hedge our exposure to floating rate bond coupon payments, replicating a fixed rate bond. An interest rate swap is a contractual agreement to exchange payments at one or more times based on the actual or expected price level, performance or value of one or more underlying interest rates. We are required to pay the counterparty the stream of variable interest payments based on the coupon payments from the hedged bonds, and in turn, receive a fixed payment from the counterparty, at a predetermined interest rate. The net receipts/payments from these interest rate swaps are recorded in net investment income. Gains or losses on interest rate swaps hedging our interest rate exposure on floating rate bond coupon payments are reclassified from accumulated OCI to net income as the related bond interest is accrued. The open interest rate swap positions as of December 31, 2007 expire in 2008 through 2026.

FOREIGN CURRENCY SWAPS
We use foreign currency swaps, which are traded over-the-counter, to hedge some of the foreign exchange risk of investments in fixed maturity securities denominated in foreign currencies. A foreign currency swap is a contractual agreement to exchange the currencies of two different countries at a specified rate of exchange in the future. Gains or losses on foreign currency swaps hedging foreign exchange risk exposure on foreign currency bond coupon payments are reclassified from accumulated OCI to net income as the related bond interest is accrued. The open foreign currency swap positions as of December 31, 2007 expire in 2014 through 2022.

CALL OPTIONS (BASED ON LNC STOCK)
We use call options on LNC stock to hedge the expected increase in liabilities arising from SARs granted on LNC stock. Upon option expiration, the payment, if any, is the increase in LNC stock price over the strike price of the option applied to the number of contracts. Call options hedging vested SARs are not eligible for hedge accounting and are marked-to-market through net income. Call options hedging non-vested SARs are eligible for hedge accounting and are accounted for as cash flow hedges of the forecasted vesting of the SAR liabilities. To the extent that the cash flow hedges are effective, changes in the fair value of the call options are recorded in accumulated OCI. Amounts recorded in OCI are reclassified to net income upon vesting of the related SARs. Our call option positions will be maintained until such time the related SARs are either exercised or expire and our SARs liabilities are extinguished. The SARs expire five years from the date of grant.

ALL OTHER DERIVATIVE INSTRUMENTS

We use various other derivative instruments for risk management and income generation purposes that either do not qualify for hedge accounting treatment or have not currently been designated by us for hedge accounting treatment.

INTEREST RATE CAP AGREEMENTS
The interest rate cap agreements entitle us to receive quarterly payments from the counterparties on specified future reset dates, contingent on future interest rates. For each cap, the amount of such quarterly payments, if any, is determined by the excess of a market interest rate over a specified cap rate multiplied by the notional amount divided by four. The purpose of our interest rate cap agreement program is to provide a level of protection from the effect of rising interest rates for our annuity business, within both our Individual Markets and Employer Markets businesses. The interest rate cap agreements provide an economic hedge of the annuity line of business. However, the interest rate cap agreements do not qualify for hedge accounting under SFAS 133. The open interest rate cap agreements as of December 31, 2007 expire in 2008 through 2011.

CREDIT DEFAULT SWAPS
We buy credit default swaps to hedge against a drop in bond prices due to credit concerns of certain bond issuers. A credit default swap allows us to put the bond back to the counterparty at par upon a default event by the bond issuer. A default event is defined as bankruptcy, failure to pay, obligation acceleration or restructuring. Our credit default swaps are not currently qualified for hedge accounting under SFAS 133, as amounts are insignificant. As of December 31, 2007, we had no outstanding purchased credit default swaps.

We also sell credit default swaps to offer credit protection to investors. The credit default swaps hedge the investor against a drop in bond prices due to credit concerns of certain bond issuers. A credit default swap allows the investor to put the bond back to us at par upon a default event by the bond issuer. A default event is defined as bankruptcy, failure to pay, obligation acceleration or restructuring. The open credit default swaps as of December 31, 2007 expire in 2010 through 2012.

CALL OPTIONS (BASED ON LNC STOCK)
We use call options on our stock to hedge the expected increase in liabilities arising from SARs granted on our stock. Call options hedging vested SARs are not eligible for hedge accounting treatment under SFAS 133. Mark-to-market changes are recorded in net income in underwriting, acquisition, insurance and other expenses on our Consolidated Statements of Income.

CALL OPTIONS (BASED ON S&P 500 INDEX(R))
We use indexed annuity contracts to permit the holder to elect an interest rate return or an equity market component, where interest credited to the contracts is linked to the performance of the S&P 500 Index(R). Contract holders may elect to rebalance index options at renewal dates, either annually or biannually. At each renewal date, we have the opportunity to re-price the indexed component by establishing participation rates, subject to minimum guarantees. We purchase call options that are highly correlated to the portfolio allocation decisions of our contract holders, such that we are economically hedged with respect to equity returns for the current reset period. The mark-to-market of the options held impacts net investment income and generally offsets the change in value of the embedded derivative within the indexed annuity, which is recorded as a component of interest credited on our Consolidated Statements of Income. The open positions as of December 31, 2007 expire in 2008 through 2009.

We also calculate fair values of index options we may purchase in the future to hedge contract holder index allocations in future reset periods. These fair values represent an estimate of the cost of the options we will purchase in the future, discounted back to the date of the Consolidated Balance Sheets, using current market indicators of volatility and interest rates. Changes in the fair values of these liabilities are included as a component of interest credited on our Consolidated Statements of Income.

EMBEDDED DERIVATIVES

DEFERRED COMPENSATION PLANS
We have certain deferred compensation plans that have embedded derivative instruments. The liability related to these plans varies based on the investment options selected by the participants. The liability related to certain investment options selected by the participants is marked-to-market through net income in underwriting, acquisition, insurance and other expenses on our Consolidated Statements of Income.

MODCO AND CFW ARRANGEMENTS
We are involved in various Modco and CFW reinsurance arrangements that have embedded derivatives. The change in fair value of the embedded derivatives, as well as the gains or losses on trading securities supporting these arrangements, are recorded in net income as realized gains or losses on our Consolidated Statements of Income.

VARIABLE ANNUITY PRODUCTS
We have certain variable annuity products with GMWB and GIB features that are embedded derivatives. The change in fair value of the embedded derivatives flows through net income as benefits on our Consolidated Statements of Income. As of December 31, 2007 and 2006, we had approximately $18.9 billion and $13.8 billion, respectively, of separate account values that were attributable to variable annuities with a GMWB feature. As of December 31, 2007 and 2006, we had approximately $4.9 billion and $2.7 billion, respectively, of separate account values that were attributable to variable annuities with a GIB feature. All of the outstanding contracts with a GIB feature are still in the accumulation phase.

We implemented a hedging strategy designed to mitigate the income statement volatility caused by changes in the equity markets, interest rates, and volatility associated with GMWB and GIB features. The hedging strategy is designed such that changes in the value of the hedge contracts move in the opposite direction of changes in the value of the embedded derivatives of the GMWB and GIB contracts subject to the hedging strategy. While we actively manage our hedge positions, these hedge positions may not be totally effective in offsetting changes in the embedded derivative due to, among other things, differences in timing between when a market exposure changes and corresponding changes to the hedge positions, extreme swings in the equity markets and interest rates, market volatility, contract holder behavior, divergence between the performance of the underlying funds and the hedging indices, divergence between the actual and expected performance of the hedge instruments and our ability to purchase hedging instruments at prices consistent with our desired risk and return trade-off.

AVAILABLE-FOR-SALE SECURITIES
We own various debt securities that either: 1) contain call options to exchange the debt security for other specified securities of the borrower, usually common stock; or 2) contain call options to receive the return on equity-like indexes. These embedded derivatives have not been qualified for hedge accounting treatment under SFAS 133; therefore, the change in fair value of the embedded derivatives flows through net investment income.

ADDITIONAL DERIVATIVE INFORMATION

Income other than realized gains and losses for the agreements and contracts described above amounted to $7 million, $78 million and $14 million during the years ended December 31, 2007, 2006 and 2005, respectively.

We have used certain other derivative instruments in the past for hedging purposes. Although other derivative instruments may have been used in the past, derivative types that were not outstanding from January 1, 2005 through December 31, 2007 are not discussed in this disclosure.

CREDIT RISK

We are exposed to credit loss in the event of nonperformance by our counterparties on various derivative contracts. However, we do not anticipate nonperformance by any of the counterparties. The credit risk associated with such agreements is minimized by purchasing such agreements from financial institutions with long-standing, superior performance records. Additionally, we maintain a policy of requiring all derivative contracts to be governed by an International Swaps and Derivatives Association ("ISDA") Master Agreement. We and LNC are required to maintain minimum ratings as a matter of routine practice in negotiating ISDA agreements. Under some ISDA agreements we have agreed to maintain certain financial strength or claims-paying ratings. A downgrade below these levels could result in termination of the derivatives contract at which time any amounts payable by us would be dependent on the market value of the underlying derivative contract. In certain transactions, we and the counterparty have entered into a collateral support agreement requiring us to post collateral upon significant downgrade. We do not believe the inclusion of termination or collateralization events pose any material threat to our liquidity position. The amount of such exposure is essentially the net replacement cost or market value less collateral held for such agreements with each counterparty if the net market value is in our favor. As of December 31, 2007 and 2006, the exposure was $164 million and $176 million, respectively.

--------------------------------------------------------------------------------
6. FEDERAL INCOME TAXES

The federal income tax expense (in millions) was as follows:

                                            FOR THE YEARS
                                          ENDED DECEMBER 31,
                                          ------------------
                                          2007   2006   2005
                                          ----   ----   ----
Current                                   $372   $244   $111
Deferred                                   132    216    112
                                          ----   ----   ----
  Total federal income tax expense        $504   $460   $223
                                          ====   ====   ====

The effective tax rate on pre-tax income was lower than the prevailing corporate federal income tax rate. Included in tax-preferred investment income was a separate account dividend received deduction benefit of $88 million, $80 million and $55 million for the years ended December 31, 2007, 2006 and 2005, respectively, exclusive of any prior years' tax return resolution.

A reconciliation of the effective tax rate differences (dollars in millions) was as follows:

                                                     FOR THE YEARS
                                                   ENDED DECEMBER 31,
                                               ------------------------
                                                2007     2006     2005
                                               -----    -----    -----
Tax rate of 35% times pre-tax income           $ 610    $ 568    $ 303
Effect of:
  Tax-preferred investment income                (88)     (80)     (63)
  Tax credits                                    (22)     (21)     (14)
  Other                                            4       (7)      (3)
                                               -----    -----    -----
    Provision for income taxes                 $ 504    $ 460    $ 223
                                               =====    =====    =====
  Effective tax rate                              29%      28%      26%
                                               =====    =====    =====

The federal income tax liability (in millions), which is included in other liabilities on our Consolidated Balance Sheets, was as follows:

                                            AS OF DECEMBER 31,
                                            2007          2006
                                            ----          ----
Current                                     $390          $ 13
Deferred                                     239           615
                                            ----          ----
  Total federal income tax liability        $629          $628
                                            ====          ====

Significant components of our deferred tax assets and liabilities (in millions) were as follows:

                                                                     AS OF DECEMBER 31,
                                                                    --------------------
                                                                     2007          2006
                                                                    ------        ------
DEFERRED TAX ASSETS
Future contract benefits and other contract holder funds            $1,904        $1,473
Reinsurance deferred gain                                              244           265
Net operating and capital loss carryforwards                            --            23
Modco embedded derivative                                               74            76
Postretirement benefits other than pensions                              8             7
Compensation and benefit plans                                         175           149
Ceding commission asset                                                  7             9
Other                                                                  139           147
                                                                    ------        ------
    Total deferred tax assets                                        2,551         2,149
                                                                    ------        ------
DEFERRED TAX LIABILITIES
DAC                                                                  1,962         1,555
Net unrealized gain on available-for-sale securities                    47           306
Net unrealized gain on trading securities                               71            74
Present value of business in-force                                     589           619
Other                                                                  121           210
                                                                    ------        ------
    Total deferred tax liabilities                                   2,790         2,764
                                                                    ------        ------
      Net deferred tax liability                                    $  239        $  615
                                                                    ======        ======

LNL and its affiliates, with the exception of JPL, JPFIC and JPLA as noted below, are part of a consolidated federal income tax filing with LNC. JPL filed a separate federal income tax return until its merger with LNL on April 2, 2007. JPFIC filed a separate federal income tax return until its merger into LNL on July 2, 2007. JPLA was part of a consolidated federal income tax filing with JPFIC until its merger into LNL on April 2, 2007.

We are required to establish a valuation allowance for any gross deferred tax assets that are unlikely to reduce taxes payable in future years' tax returns. As of December 31, 2007 and 2006, we concluded that it was more likely than not that all gross deferred tax assets will reduce taxes payable in future years. Accordingly, no valuation allowance was necessary as of December 31, 2007 and 2006.

Under prior federal income tax law, one-half of the excess of a life insurance company's income from operations over its taxable investment income was not taxed, but was set aside in a special tax account designated as "Policyholders Surplus." On October 22, 2004, President Bush signed into law the "American Jobs Creation Act of 2004." In 2005 and 2006, the additional tax imposed on distributions from the special tax account, "Policyholders Surplus," was suspended. In addition, the statute provided that distributions made during the two-year suspension period would first reduce the Policyholders Surplus account balance. Our 2005 and 2006 dividend activity along with that of our insurance subsidiaries eliminated the account balance during the suspension period.

As discussed in Note 2, we adopted FIN 48 on January 1, 2007 and had unrecognized tax benefits of $272 million, of which $134 million, if recognized, would impact our income tax expense and our effective tax rate. We anticipate a change to our unrecognized tax benefits within the next 12 months in the range of $0 to $12 million. A reconciliation of the unrecognized tax benefits (in millions) was as follows:

                                                 FOR THE YEAR
                                                    ENDED
                                                 DECEMBER 31,
                                                     2007
                                                 ------------
Balance at beginning-of-year                     $        272
  Increases for prior year tax positions                    5
  Decreases for prior year tax positions                   (1)
  Increases for current year tax positions                 21
  Decreases for current year tax positions                 (7)
                                                 ------------
    Balance at end-of-year                       $        290
                                                 ============

We recognize interest and penalties accrued, if any, related to unrecognized tax benefits as a component of tax expense.

During the years ended December 31, 2007, 2006 and 2005, we recognized interest and penalty expense related to uncertain tax positions of $19 million, $13 million and $3 million, respectively. We had accrued interest and penalty expense related to the unrecognized tax benefits of $64 million and $45 million as of December 31, 2007 and 2006, respectively.

The LNC consolidated group is subject to annual tax examinations from the Internal Revenue Service ("IRS"). During the first quarter of 2006, the IRS completed its examination for the tax years 1999 through 2002 with assessments resulting in a payment that was not material to the results of operations. In addition to taxes assessed and interest, the payment included a deposit relating to a portion of the assessment, which LNC continues to challenge. LNC believes this portion of the assessment is inconsistent with existing law and is protesting it through the established IRS appeals process. We do not anticipate that any adjustments that might result from such audits would be material to our results of operations or financial condition. The LNC consolidated group is currently under audit by the IRS for years 2003 and 2004. The former Jefferson-Pilot Corporation and its subsidiaries are currently under examination by the IRS for the years 2004 and 2005.

--------------------------------------------------------------------------------
7. DAC, VOBA and DSI

Changes in DAC (in millions) were as follows:

                                                                     FOR THE YEARS
                                                                   ENDED DECEMBER 31,
                                                              ---------------------------
                                                                2007      2006      2005
                                                              -------   -------   -------
Balance at beginning-of-year                                  $ 4,577   $ 3,676   $ 2,904
  Cumulative effect of adoption of SOP 05-1                       (31)       --        --
  Dividend of FPP                                                (246)       --        --
  Deferrals                                                     2,002     1,479       934
  Amortization, net of interest:
    Unlocking                                                      29        25       111
    Other amortization                                           (710)     (651)     (538)
  Adjustment related to realized (gains) losses on
    available-for-sale securities and derivatives                  48       (38)      (48)
  Adjustment related to unrealized losses on
    available-for-sale securities and derivatives                  96        86       313
                                                              -------   -------   -------
      Balance at end-of-year                                  $ 5,765   $ 4,577   $ 3,676
                                                              =======   =======   =======

For the year ended December 31, 2007, the unlocking total includes $26 million in prospective unlocking from updates to assumptions for experience, $(50) million in model refinements and $53 million in retrospective unlocking. For the year ended December 31, 2006, the unlocking total includes $(9) million in prospective unlocking from updates to assumptions for experience, $(2) million in model refinements and $36 million in retrospective unlocking. For the year ended December 31, 2005, the unlocking total includes $90 million in prospective unlocking from updates to assumptions for experience and $21 million in retrospective unlocking.

Changes in VOBA (in millions) were as follows:

                                                                     FOR THE YEARS
                                                                   ENDED DECEMBER 31,
                                                              -------------------------
                                                                2007      2006     2005
                                                              -------   -------   -----
Balance at beginning-of-year                                  $ 3,032   $   742   $ 819
  Cumulative effect of adoption of SOP 05-1                       (35)       --      --
  Business acquired                                                14     2,478      --
  Deferrals                                                        46        96      --
  Amortization:
    Unlocking                                                      25         9     (11)
    Other amortization                                           (416)     (347)   (111)
  Accretion of interest                                           125       111      45
  Adjustment related to realized gains on
    available-for-sale securities and derivatives                  (6)       (9)     --
  Adjustment related to unrealized (gains) losses on
    available-for-sale securities and derivatives                  24       (48)     --
                                                              -------   -------   -----
      Balance at end-of-year                                  $ 2,809   $ 3,032   $ 742
                                                              =======   =======   =====

For the year ended December 31, 2007, the unlocking total includes $14 million in prospective unlocking from updates to assumptions for experience, $(2) million in model refinements and $13 million in retrospective unlocking. For the year ended December 31, 2006, the unlocking total includes $5 million in prospective unlocking from updates to assumptions for experience and $4 million in retrospective unlocking. For the year ended December 31, 2005, the unlocking total includes $(9) million in prospective unlocking from updates to assumptions for experience and $(2) million in retrospective unlocking.

Estimated future amortization of VOBA (in millions), net of interest, as of December 31, 2007 was as follows:

2008                $  276
2009                   252
2010                   238
2011                   208
2012                   191
Thereafter           1,668
                     -----
  Total             $2,833
                    ======

Changes in DSI (in millions) were as follows:

                                                          FOR THE YEARS
                                                       ENDED DECEMBER 31,
                                                     ---------------------
                                                      2007    2006    2005
                                                     -----   -----   -----
Balance at beginning-of-year                         $ 194   $ 129   $  85
  Cumulative effect of adoption of SOP 05-1             (3)     --      --
  Deferrals                                            117      86      60
  Amortization, net of interest:
    Unlocking                                            2       4       3
    Other amortization                                 (31)    (25)    (19)
                                                     -----   -----   -----
      Balance at end-of-year                         $ 279   $ 194   $ 129
                                                     =====   =====   =====

For the year ended December 31, 2007, the unlocking total includes $2 million in prospective unlocking from updates to assumptions for experience, $(1) million in model refinements and $1 million in retrospective unlocking. For the year ended December 31, 2006, the unlocking total includes $1 million in prospective unlocking from updates to assumptions for experience and $3 million in retrospective unlocking. For the year ended December 31, 2005, the unlocking total includes $2 million in prospective unlocking from updates to assumptions for experience and $1 million in retrospective unlocking.

--------------------------------------------------------------------------------
8. REINSURANCE

Reinsurance transactions included in insurance premiums (in millions), excluding amounts attributable to the indemnity reinsurance transaction with Swiss Re Life & Health America, Inc. ("Swiss Re"), were as follows:

                                                                FOR THE YEARS
                                                              ENDED DECEMBER 31,
                                                          -------------------------
                                                            2007      2006     2005
                                                          -------   -------   -----
Reinsurance assumed                                       $    12   $     8   $   1
Reinsurance ceded                                          (1,063)   (1,021)   (767)
                                                          -------   -------   -----
  Net reinsurance premiums and fees                       $(1,051)  $(1,013)  $(766)
                                                          =======   =======   =====

Reinsurance recoveries netted against benefits            $ 1,249   $   904   $ 722
                                                          =======   =======   =====

We cede insurance to other companies. The portion of risks exceeding our retention limits is reinsured with other insurers. We seek reinsurance coverage within the businesses that sell life insurance in order to limit our exposure to mortality losses and enhance our capital management.

Under our reinsurance program, we reinsure approximately 45% to 50% of the mortality risk on newly issued non-term life insurance contracts and approximately 40% to 45% of total mortality risk including term insurance contracts. Our policy for this program is to retain no more than $10 million on a single insured life issued on fixed and variable universal life insurance contracts. Additionally, the retention per single insured life for term life insurance and for corporate owned life insurance is $2 million for each type of insurance. Portions of our deferred annuity business have been reinsured on a Modco basis with other companies to limit our exposure to interest rate risks. As of December 31, 2007, the reserves associated with these reinsurance arrangements totaled $1.3 billion. To cover products other than life insurance, we acquire other insurance coverages with retentions and limits.

We obtain reinsurance from a diverse group of reinsurers, and we monitor concentration as well as financial strength ratings of our principal reinsurers. Our reinsurance operations were acquired by Swiss Re in December 2001, through a series of indemnity reinsurance transactions. Swiss Re represents our largest reinsurance exposure. Under the indemnity reinsurance agreements, Swiss Re reinsured certain of our liabilities and obligations. As we are not relieved of our legal liability to the ceding companies, the liabilities and obligations associated with the reinsured contracts remain on our Consolidated Balance Sheets with a corresponding reinsurance receivable from Swiss Re, which totaled $4.0 billion at December 31, 2007. Swiss Re has funded a trust, with a balance of $1.8 billion as of December 31, 2007, to support this business. In addition to various remedies that we would have in the event of a default by Swiss Re, we continue to hold assets in support of certain of the transferred reserves. These assets consist of those reported as trading securities and certain mortgage loans. Our liabilities for funds withheld and embedded derivatives as of December 31, 2007, included $1.9 billion and $200 million, respectively, related to the business reinsured by Swiss Re.

We recorded the gain related to the indemnity reinsurance transactions on the business sold to Swiss Re as a deferred gain in the liability section of our Consolidated Balance Sheets in accordance with the requirements of SFAS No. 113, "Accounting and Reporting for Reinsurance of Short-Duration and Long-Duration Contracts" ("SFAS 113"). The deferred gain is being amortized into income at the rate that earnings on the reinsured business are expected to emerge, over a period of 15 years. During 2007, 2006 and 2005 we amortized $55 million, $49 million and $49 million, after-tax, respectively, of deferred gain on the sale of the reinsurance operation.

Because of ongoing uncertainty related to personal accident business, the reserves related to these exited business lines carried on our Consolidated Balance Sheets as of December 31, 2007, may ultimately prove to be either excessive or deficient. For instance, in the event that future developments indicate that these reserves should be increased, under SFAS 113 we would record a current period non-cash charge to record the increase in reserves. Because Swiss Re is responsible for paying the underlying claims to the ceding companies, we would record a corresponding increase in reinsurance recoveries from Swiss Re. However, SFAS 113 does not permit us to take the full benefit in earnings for the recording of the increase in the reinsurance recoveries in the period of the change. Rather, we would increase the deferred gain recognized upon the closing of the indemnity reinsurance transaction with Swiss Re and would report a cumulative amortization "catch-up" adjustment to the deferred gain balance as increased earnings recognized in the period of change. Any amount of additional increase to the deferred gain above the cumulative amortization "catch-up" adjustment must continue to be deferred and will be amortized into income in future periods over the remaining period of expected run-off of the underlying business. We would not transfer any cash to Swiss Re as a result of these developments.

In the second quarter of 2007, we recognized increased reserves on the business sold and recognized a deferred gain that is being amortized into income at the rate that earnings are expected to emerge within a 15 year period. This adjustment resulted in a non-cash charge of $13 million, after-tax, to increase reserves, which was partially offset by a cumulative "catch-up" adjustment to the deferred gain amortization of $5 million, after-tax, for a total decrease to net income of $8 million. The impact of the accounting for reserve adjustments related to this reinsurance treaty is excluded from our definition of income from operations.

--------------------------------------------------------------------------------
9. GOODWILL AND SPECIFICALLY IDENTIFIABLE INTANGIBLE ASSETS

The changes in the carrying amount of goodwill (in millions) by reportable segment were as follows:

                                   FOR THE YEAR ENDED DECEMBER 31, 2007
                                --------------------------------------------
                                BALANCE AT   PURCHASE     DIVIDEND   BALANCE
                                BEGINNING-  ACCOUNTING       OF      AT END-
                                 OF-YEAR    ADJUSTMENTS     FPP      OF-YEAR
                                ----------  -----------   --------   -------
Individual Markets:
  Life Insurance                $    2,181  $        20   $     (2)  $ 2,199
  Annuities                          1,032           14         --     1,046
Employer Markets:
  Retirement Products                   20           --         --        20
  Group Protection                     281           (7)        --       274
                                ----------  -----------   --------   -------
    Total goodwill              $    3,514  $        27   $     (2)  $ 3,539
                                ==========  ===========   ========   =======

                                    FOR THE YEAR ENDED DECEMBER 31, 2006
                                --------------------------------------------
                                BALANCE AT   PURCHASE    DIVIDEND    BALANCE
                                BEGINNING-  ACCOUNTING     OF        AT END-
                                 OF-YEAR    ADJUSTMENTS    FPP       OF-YEAR
                                ----------  -----------  --------    -------
Individual Markets:
  Life Insurance                $      855  $     1,326  $     --    $ 2,181
  Annuities                             44          988        --      1,032
Employer Markets:
  Retirement Products                   20           --        --         20
  Group Protection                      --          281        --        281
                                ----------  -----------  --------    -------
    Total goodwill              $      919  $     2,595  $     --    $ 3,514
                                ==========  ===========  ========    =======

The gross carrying amounts and accumulated amortization (in millions) for each major specifically identifiable intangible asset class by reportable segment were as follows:

                                                                   AS OF DECEMBER 31,
                                                    ----------------------------------------------
                                                              2007                    2006
                                                    ----------------------  ----------------------
                                                     GROSS                   GROSS
                                                    CARRYING   ACCUMULATED  CARRYING   ACCUMULATED
                                                     AMOUNT   AMORTIZATION   AMOUNT   AMORTIZATION
                                                    --------  ------------  --------  ------------
Individual Markets -- Life Insurance:
  Sales force                                       $    100  $          7  $    100  $          3

Employer Markets -- Retirement Products:
  Mutual fund contract rights(1)                           3            --        --            --
                                                    --------  ------------  --------  ------------
    Total                                           $    103  $          7  $    100  $          3
                                                    ========  ============  ========  ============

----------
(1) No amortization recorded as the intangible asset has indefinite life.

Future estimated amortization of specifically identifiable intangible assets (in millions) as of December 31, 2007 was as follows:

2008                                                                                  $ 4
2009                                                                                    4
2010                                                                                    4
2011                                                                                    4
2012                                                                                    4
Thereafter                                                                             73
                                                                                      ---
  Total                                                                               $93
                                                                                      ===

--------------------------------------------------------------------------------
10. SEPARATE ACCOUNTS AND GUARANTEED BENEFIT FEATURES

We issue variable contracts through our separate accounts for which investment income and investment gains and losses accrue directly to, and investment risk is borne by, the contract holder (traditional variable annuities). We also issue variable annuity and life contracts through separate accounts that include various types of GMDB, GMWB and GIB features. The GMDB features include those where we contractually guarantee to the contract holder either (a) return of no less than total deposits made to the contract less any partial withdrawals ("return of net deposits"), (b) total deposits made to the contract less any partial withdrawals plus a minimum return ("minimum return"), or (c) the highest contract value on any contract anniversary date through age 80 minus any payments or withdrawals following the contract anniversary ("anniversary contract value").

Information in the event of death on the GMDB features outstanding (dollars in millions) was as follows:

                                                         FOR THE YEARS ENDED
                                                             DECEMBER 31,
                                                         -------------------
                                                           2007       2006
                                                         --------   --------
RETURN OF NET DEPOSIT
Separate account value                                   $ 44,833   $ 38,306
Net amount at risk(1)                                          93         65
Average attained age of contract holders                 55 years   54 years
MINIMUM RETURN
Separate account value                                   $    355   $    405
Net amount at risk(1)                                          25         34
Average attained age of contract holders                 68 years   67 years
Guaranteed minimum return                                      5%         5%
ANNIVERSARY CONTRACT VALUE
Separate account value                                   $ 25,537   $ 22,487
Net amount at risk(1)                                         359        193
Average attained age of contract holders                 64 years   64 years

----------
(1) Represents the amount of death benefit in excess of the current account balance at the balance sheet date.

The determination of GMDB liabilities is based on models that involve a range of scenarios and assumptions, including those regarding expected market rates of return and volatility, contract surrender rates and mortality experience. The following summarizes the balances of and changes in the liabilities for GMDB (in millions), which were recorded in future contract benefits on our Consolidated Balance Sheets:

                                                        FOR THE YEARS ENDED
                                                            DECEMBER 31,
                                                        -------------------
                                                         2007          2006
                                                        -----         -----
Balance at beginning-of-year                            $  23         $  15
  Cumulative effect of adoption of SOP 05-1                (4)           --
  Changes in reserves                                      25            14
  Benefits paid                                            (6)           (6)
                                                        -----         -----
Balance at end-of-year                                  $  38         $  23
                                                        =====         =====

The changes to the benefit reserves amounts above are reflected in benefits on our Consolidated Statements of Income.

Also included in benefits are the results of the hedging program, which included losses of $2 million and $5 million for GMDB in 2007 and 2006, respectively. We utilize a delta hedging strategy for variable annuity products with a GMDB feature, which uses futures on U.S.-based equity market indices to hedge against movements in equity markets. The hedging strategy is designed so that changes in the value of the hedge contracts move in the opposite direction of equity market driven changes in the reserve for GMDB contracts subject to the hedging strategy. While we actively manage our hedge positions, these hedge positions may not be totally effective to offset changes in the reserve due to, among other things, differences in timing between when a market exposure changes and corresponding changes to the hedge positions, extreme swings in the equity markets and interest rates, market volatility, contract holder behavior, divergence between the performance of the underlying funds and the hedging indices, divergence between the actual and expected performance of the hedge instruments or our ability to purchase hedging instruments at prices consistent with our desired risk and return trade-off.

Account balances of variable annuity contracts with guarantees (in millions) were invested in separate account investment options as follows:

                                                                     AS OF DECEMBER 31,
                                                                   ---------------------
                                                                     2007          2006
                                                                   -------       -------
ASSET TYPE
Domestic equity                                                    $44,982       $39,260
International equity                                                 8,076         5,905
Bonds                                                                8,034         6,399
Money market                                                         6,545         5,594
                                                                   -------       -------
  Total                                                            $67,637       $57,158
                                                                   =======       =======
Percent of total variable annuity separate account values               97%           87%



--------------------------------------------------------------------------------
11. OTHER CONTRACT HOLDER FUNDS

Details of other contract holder funds (in millions) were as follows:

                                                            AS OF DECEMBER 31,
                                                          ---------------------
                                                            2007          2006
                                                          -------       -------
Account values and other contract holder funds            $56,668       $57,383
Deferred front-end loads                                      768           572
Contract holder dividends payable                             524           531
Premium deposit funds                                         113           130
Undistributed earnings on participating business               95           102
                                                          -------       -------
    Total other contract holder funds                     $58,168       $58,718
                                                          =======       =======

--------------------------------------------------------------------------------
12. SHORT-TERM AND LONG-TERM DEBT

Details underlying short-term and long-term debt (in millions) were as follows:

                                                AS OF DECEMBER 31,
                                               --------------------
                                                2007          2006
                                               ------        ------
Short-term debt(1)                             $   18        $   21
Note due LNC, due September 2008                  155            --
                                               ------        ------
  Total short-term debt                        $  173        $   21
                                               ======        ======
Long-term debt:
  Note due LNC, due September 2008             $   --        $  139
  LIBOR + 1.00% note, due 2037                    375            --
  Surplus Notes due LNC:
    9.76% surplus note, due 2024                   50            50
    6.56% surplus note, due 2028                  500           500
    6.03% surplus note, due 2028                  750           750
                                               ------        ------
      Total surplus notes                       1,300         1,300
                                               ------        ------
        Total long-term debt                   $1,675        $1,439
                                               ======        ======

----------
(1)  The short-term debt represents short-term notes payable to LNC.

A consolidated subsidiary of LNL issued a note for an amount not to exceed $150 million to LNC in 2006. Also in 2006, the Board of Directors of LNC issued a Board Certificate guaranteeing that the consolidated subsidiary of LNL will maintain capital and surplus sufficient to meet the statutory surplus requirements of the insurance regulatory authority for the consolidated subsidiary of LNL and provide funds in cash to the consolidated subsidiary of LNL to ensure the timely payment of its obligations. Pursuant to that Board Certificate, as of December 31, 2007, $155 million had been advanced to us. This note calls for us to pay the principal amount of the notes on or before September 30, 2008 and interest to be paid monthly at a rate equal to the Federal Reserve Board's 30 day AA- financial commercial paper rate plus ten basis points.

On October 9, 2007, we issued a note of $375 million to LNC. This note calls for us to pay the principal amount of the note on or before October 9, 2037 and interest to be paid quarterly at an annual rate of LIBOR + 1.00%.

During 2007, our surplus note for $50 million to HARCO Capital Corporation was transferred to LNC. This note calls for us to pay the principal amount of the note on or before September 30, 2024 and interest to be paid semiannually at an annual rate of 9.76%. Subject to approval by the Indiana Insurance Commissioner, LNC also has a right to redeem the note for immediate repayment in total or in part twice per year. Any payment of interest or repayment of principal may be paid only if we have obtained the prior written approval of the Indiana Insurance Commissioner, have adequate earned surplus funds for such payment and if such payment would not cause us to violate the statutory capital requirements as set forth in the General Statutes of Indiana.

We issued a surplus note for $500 million to LNC in 1998. This note calls for us to pay the principal amount of the notes on or before March 31, 2028 and interest to be paid quarterly at an annual rate of 6.56%. Subject to approval by the Indiana Insurance Commissioner, LNC also has a right to redeem the note for immediate repayment in total or in part once per year on the anniversary date of the note. Any payment of interest or repayment of principal may be paid only out of our statutory earnings, only if our statutory capital surplus exceeds our statutory capital surplus as of the date of note issuance of $2.3 billion, and subject to approval by the Indiana Insurance Commissioner.

We issued a surplus note for $750 million to LNC in 1998. This note calls for us to pay the principal amount of the notes on or before December 31, 2028 and interest to be paid quarterly at an annual rate of 6.03%. Subject to approval by the Indiana Insurance Commissioner, LNC also has a right to redeem the note for immediate repayment in total or in part once per year on the anniversary date of the note. Any payment of interest or repayment of principal may be paid only out of our statutory earnings, only if our statutory capital surplus exceeds our statutory capital surplus as of the date of note issuance of $2.4 billion, and subject to approval by the Indiana Insurance Commissioner.

--------------------------------------------------------------------------------
13. CONTINGENCIES AND COMMITMENTS

CONTINGENCIES

REGULATORY AND LITIGATION MATTERS
Federal and state regulators continue to focus on issues relating to fixed and variable insurance products, including, but not limited to, suitability, replacements and sales to seniors. Like others in the industry, we have received inquiries including requests for information regarding sales to seniors from the Financial Industry Regulation Authority. We are in the process of responding to these inquiries. We continue to cooperate fully with such authority.

In the ordinary course of its business, LNL is involved in various pending or threatened legal proceedings, including purported class actions, arising from the conduct of business. In some instances, these proceedings include claims for unspecified or substantial punitive damages and similar types of relief in addition to amounts for alleged contractual liability or requests for equitable relief. After consultation with legal counsel and a review of available facts, it is management's opinion that these proceedings, after consideration of any reserves and rights to indemnification, ultimately will be resolved without materially affecting the consolidated financial position of LNL. However, given the large and indeterminate amounts sought in certain of these proceedings and the inherent difficulty in predicting the outcome of such legal proceedings, it is possible that an adverse outcome in certain matters could be material to our operating results for any particular reporting period.

COMMITMENTS

LEASES
We lease our home office in Fort Wayne, Indiana through sale-leaseback agreements. The agreements provide for a 25-year lease period with options to renew for six additional terms of five years each. The agreements also provide us with the right of first refusal to purchase the properties during the terms of the lease, including renewal periods, at a price defined in the agreements. We also have the option to purchase the leased properties at fair market value as defined in the agreements on the last day of the initial 25-year lease period ending in 2009 or the last day of any of the renewal periods. In 2006, we exercised the right and option to extend the Fort Wayne lease for two extended terms such that the lease shall expire in 2019. We retain our right and option to exercise the remaining four extended terms of 5 years each in accordance with the lease agreement.

Total rental expense on operating leases for the years ended December 31, 2007, 2006 and 2005 was $56 million, $47 million and $55 million, respectively. Future minimum rental commitments (in millions) as of December 31, 2007 were as follows:

2008                                                                                    $ 47
2009                                                                                      32
2010                                                                                      21
2011                                                                                      16
2012                                                                                      12
Thereafter                                                                                33
----                                                                                    ----
  Total                                                                                 $161
                                                                                        ====

INFORMATION TECHNOLOGY COMMITMENT
In February 1998, LNC signed a seven-year contract with IBM Global Services for information technology services for the Fort Wayne operations. In February 2004, LNC completed renegotiations and extended the contract through Febru-ary 2010. Annual costs are dependent on usage but are expected to be approximately $8 million.

VULNERABILITY FROM CONCENTRATIONS
As of December 31, 2007, we did not have a concentration of: 1) business transactions with a particular customer or lender; 2) sources of supply of labor or services used in the business; or 3) a market or geographic area in which business is conducted that makes it vulnerable to an event that is at least reasonably possible to occur in the near term and which could cause a severe impact to our financial position.

Although we do not have any significant concentration of customers, our American Legacy Variable Annuity product offered in our Individual Markets - Annuities segment is significant to this segment. The American Legacy Variable Annuity product accounted for 46%, 48% and 48% of Individual Markets - Annuities variable annuity product deposits in December 31, 2007, 2006 and 2005, respectively, and represented approximately 66%, 67% and 67% of our total Individual Markets - Annuities variable annuity product account values as of December 31, 2007, 2006 and 2005 respectively. In addition, fund choices for certain of our other variable annuity products offered in our Individual Markets -Annuities segment include American Fund Insurance Series(SM)("AFIS") funds. For the Individual Markets - Annuities segment, AFIS funds accounted for 55%, 58% and 57% of variable annuity product deposits in 2007, 2006 and 2005 respectively and represented 75% of the segment's total variable annuity product account values as of December 31, 2007, 2006 and 2005.

OTHER CONTINGENCY MATTERS
State guaranty funds assess insurance companies to cover losses to contract holders of insolvent or rehabilitated companies. Mandatory assessments may be partially recovered through a reduction in future premium taxes in some states. We have accrued for expected assessments net of estimated future premium tax deductions.

GUARANTEES
We have guarantees with off-balance-sheet risks having contractual values of $2 million and $3 million as of December 31, 2007 and 2006, respectively, whose contractual amounts represent credit exposure. We have sold commercial mortgage loans through grantor trusts, which issued pass-through certificates. We have agreed to repurchase any mortgage loans which remain delinquent for 90 days at a repurchase price substantially equal to the outstanding principal balance plus accrued interest thereon to the date of repurchase. In case of default by borrowers, we have recourse to the underlying real estate. It is management's opinion that the value of the properties underlying these commitments is sufficient that in the event of default, the impact would not be material to us. These guarantees expire in 2009.

--------------------------------------------------------------------------------
14. STOCKHOLDER'S EQUITY

STOCKHOLDER'S EQUITY

All authorized and issued shares of LNL are owned by LNC.

ACCUMULATED OCI

The following summarizes the components and changes in accumulated OCI (in millions):

                                                                                                       FOR THE YEARS ENDED
                                                                                                           DECEMBER 31,
                                                                                                      ---------------------

                                                                                                      2007    2006    2005
                                                                                                      -----   -----   -----
UNREALIZED GAINS ON AVAILABLE-FOR-SALE SECURITIES
Balance at beginning-of-year                                                                          $ 421   $ 452   $ 781
Other comprehensive income (loss):
  Unrealized holding losses arising during the year                                                    (871)    (96)   (805)
  Change in DAC, VOBA and other contract holder funds                                                   177      29     269
  Income tax benefit                                                                                    243      23     188
  Change in foreign currency exchange rate adjustment                                                    18       5       5
  Less:
    Reclassification adjustment for gains (losses) included in net income                              (164)     24      32
    Associated amortization of DAC, VOBA, DSI, DFEL and changes in other contract holder funds           29     (37)    (53)
    Income tax benefit                                                                                   47       5       7
                                                                                                      -----   -----   -----
        Balance at end-of-year                                                                        $  76   $ 421   $ 452
                                                                                                      =====   =====   =====

                                                                                                      FOR THE YEARS ENDED
                                                                                                         DECEMBER 31,
                                                                                                      -------------------
                                                                                                      2007    2006   2005
                                                                                                      ----    ----   ----
UNREALIZED GAINS (LOSSES) ON DERIVATIVE INSTRUMENTS
Balance at beginning-of-year                                                                          $ (9)   $  7   $ 14
Other comprehensive income (loss):
  Unrealized holding gains (losses) arising during the year                                             14     (22)     5
  Change in DAC, VOBA and other contract holder funds                                                   (6)      1     (7)
  Income tax benefit                                                                                    11       2     (6)
  Change in foreign currency exchange rate adjustment                                                  (30)      4     --
  Less:
    Reclassification adjustment for (gains) losses included in net income                               (2)      2     (2)
    Associated amortization of DAC, VOBA, DSI, DFEL and changes in other contract holder funds           1      --      1
    Income tax expense                                                                                  --      (1)    --
                                                                                                      ----    ----   ----
        Balance at end-of-year                                                                        $(19)   $ (9)  $  7
                                                                                                      ====    ====   ====

MINIMUM PENSION LIABILITY ADJUSTMENT
Balance at beginning-of-year                                                                          $ --    $ (6)  $(13)
Other comprehensive income (loss):
  Adjustment arising during the year                                                                    --       6      7
                                                                                                      ----    ----   ----
        Balance at end-of-year                                                                        $ --    $ --   $ (6)
                                                                                                      ====    ====   ====

FUNDED STATUS OF EMPLOYEE BENEFIT PLANS
Balance at beginning-of-year                                                                          $  4    $ --   $ --
Other comprehensive income (loss):
  Adjustment arising during the year                                                                   (13)     --     --
  Income tax benefit                                                                                     5      --     --
  Adjustment for adoption of SFAS 158, net of tax                                                       --       4     --
                                                                                                      ----    ----   ----
        Balance at end-of-year                                                                        $ (4)   $  4   $ --
                                                                                                      ====    ====   ====

--------------------------------------------------------------------------------
15. UNDERWRITING, ACQUISITION, INSURANCE, RESTRUCTURING AND OTHER EXPENSES

Details underlying underwriting, acquisition, insurance and other expenses (in millions) were as follows:

                                                                        FOR THE YEARS ENDED
                                                                           DECEMBER 31,
                                                                   ---------------------------
                                                                     2007      2006      2005
                                                                   -------   -------   -------
Commissions                                                        $ 2,051   $ 1,527   $   899
General and administrative expenses                                  1,234     1,093       965
DAC and VOBA deferrals and interest, net of amortization            (1,101)     (722)     (430)
Other intangibles amortization                                           4         3        --
Taxes, licenses and fees                                               192       158        81
Merger-related expenses                                                 92        27        29
                                                                   -------   -------   -------
    Total                                                          $ 2,472   $ 2,086   $ 1,544
                                                                   =======   =======   =======

All restructuring charges are included in underwriting, acquisition, insurance and other expenses primarily within Other Operations on our Consolidated Statements of Income in the year incurred and are reflected within merger-related expenses in the table above.

2006 RESTRUCTURING PLAN

Upon completion of LNC's merger with Jefferson-Pilot, a restructuring plan was implemented relating to the integration of LNC's legacy operations with those of Jefferson-Pilot. The realignment will enhance productivity, efficiency and scalability while positioning LNC and its affiliates for future growth.

Details underlying reserves for restructuring charges (in millions) were as follows:

                                                                                            TOTAL
                                                                                            -----
Restructuring reserve at December 31, 2006                                                  $   7
Amounts incurred in 2007
  Employee severance and termination benefits                                                   6
  Other                                                                                        14
                                                                                            -----
    Total 2007 restructuring charges                                                           20
Amounts expended in 2007                                                                      (25)
      Restructuring reserve at December 31, 2007                                            $   2
Additional amounts expended in 2007 that do not qualify as restructuring charges            $  72
Total expected costs                                                                          180
Expected completion date: 4th Quarter 2009

The total expected costs include both restructuring charges and additional expenses that do not qualify as restructuring charges that are associated with the integration activities. In addition, involuntary employee termination benefits were recorded in goodwill as part of the purchase price allocation, see
Note 3. Merger integration costs relating to employee severance and termination benefits of $13 million were included in other liabilities in the purchase price allocation. In the first quarter of 2007, an additional $9 million was recorded to goodwill and other liabilities as part of the final adjustment to the purchase price allocation related to employee severance and termination benefits.

--------------------------------------------------------------------------------
16. EMPLOYEE BENEFIT PLANS

Our employees, other than our U.S. insurance agents, are included in LNC's various benefit plans that provide for pension and other postretirement benefit plans, 401(k) and profit sharing plans and deferred compensation plans. Our U.S. insurance agents are included in various plans sponsored by either LNL or LNC, including pension and other postretirement benefit plans, 401(k) and profit sharing plans and deferred compensation plans.

PENSION AND OTHER POSTRETIREMENT BENEFIT PLANS

LNC maintains funded defined benefit pension plans for most of its U.S. employees, including those of LNL, and prior to January 1, 1995, most full-time agents, including those of LNL. All benefits accruing under the defined benefit plan for agents were frozen as of December 31, 1994. On May 1, 2007, LNC announced plans to change the retirement benefits provided to employees, including those of LNL, including the "freeze" or cessation of benefit accruals under LNC's primary traditional defined benefit pension plans. The freeze became effective December 31, 2007. This prospective change in benefits will not impact any of the pension retirement benefits that were accrued up through December 31, 2007.

Effective January 1, 2002, the employees' pension plan was converted to a cash balance formula. Eligible employees retiring before 2012 will have their benefits, which were frozen effective December 31, 2007, calculated under both the old final average pay formula and the cash balance formula and will receive the greater of the two calculations. Employees retiring in 2012 or after will receive their frozen benefit under the cash balance formula. Benefits under the cash balance formula will continue to accrue interest credits. Benefits under the final average pay formula are based on total years of service and the highest 60 months of compensation during the last 10 years of employment. Under the cash balance formula, employees have guaranteed account balances that earn annual benefit credits and interest credits each year. Annual benefit credits are based on years of service and base salary plus bonus.

As a result of the merger with Jefferson-Pilot, LNC maintains funded defined benefit pension plans for the former U.S. employees and agents of Jefferson-Pilot. Eligible retiring employees receive benefits based on years of service and final average earnings. The plans were funded through group annuity contracts with LNL. The assets of the plans were those of the related contracts, and were primarily held our separate accounts. During the fourth quarter of 2007, the group annuity contracts were liquidated. The assets were moved to a tax-exempt trust and are invested as described in the Plan Assets section below.

The plans are funded by contributions to tax-exempt trusts. Our funding policy is consistent with the funding requirements of Federal law and regulations. Contributions were intended to provide not only the benefits attributed to service to date, but also those expected to be earned in the future. Effective January 1, 2005, LNC amended the employees' pension plan to include 100% of eligible bonus amounts as compensation under the cash balance formula only.

During 2006 and 2007, LNC sponsored three types of unfunded, nonqualified, defined benefit plans for certain U.S. employees and agents, including those of
LNL: the Salary Continuation Plan for Executives of Lincoln National Corporation and Affiliates (the "ESC"), the Jefferson-Pilot Executive Special Supplemental Benefit Plan (the "ESSB") and supplemental retirement plans, a salary continuation plan and supplemental executive retirement plans. As a result of the merger with Jefferson-Pilot, LNC also sponsored an unfunded, nonqualified supplemental retirement plan for certain former employees of Jefferson-Pilot. The supplemental retirement plans provided defined benefit pension benefits in excess of limits imposed by Federal tax law.

The ESC and ESSB were terminated effective December 31, 2007. The accrued benefits under the ESC and the ESSB on that date were converted to actuarial equivalent lump sum amounts and credited to special opening accounts (the "ESC Opening Balance Account" and the "ESSB Opening Balance Account") in the Lincoln National Corporation Deferred Compensation & Supplemental/Excess Retirement Plan (the "DC SERP"), which was formerly known as The Lincoln National Corporation Executive Deferred Compensation Plan for Employees. In both cases, the accrued benefits were calculated as if our executives had received a distribution at age 62, reduced under the relevant age 62 early retirement reduction factors provided under each plan (as if the executive had remained employed until age
62).

The supplemental executive retirement plan provided defined pension benefits for certain executives who became our employees as a result of the acquisition of a block of individual life insurance and annuity business from CIGNA Corporation ("CIGNA"). Effective January 1, 2000, this plan was amended to freeze benefits payable under this plan and a second supplemental executive retirement plan was established for this same group of executives. The benefits payable to the executives under this plan will not be less than they would have been under the pre-acquisition plan. The benefit is based on an average compensation figure that is not less than the minimum three-year average compensation figure in effect for these executives as of December 31, 1999. Any benefits payable from this plan are reduced by benefits payable from our employees' defined benefit pension plan.

LNC also sponsors unfunded plans that provide postretirement medical, dental and life insurance benefits to full-time U.S. employees who, depending on the plan, have worked for LNC for 10 years and attained age 55 (age 60 for agents), including those of LNL. Medical and dental benefits are also available to spouses and other dependents of employees and agents. For medical and dental benefits, limited contributions are required from individuals who retired prior to November 1, 1988. Contributions for later retirees, which can be adjusted annually, are based on such items as years of service at retirement and age at retirement. Effective April 1, 2004, the employees' postretirement plan was amended to provide that employees and agents not attaining age 50 by that date will not be eligible to receive life insurance benefits when they retire. Life insurance benefits for retirees are noncontributory for employees and agents that attained the age of 50 by April 1, 2004 and meet the eligibility requirements at the time they retire; however, these participants can elect supplemental contributory life benefits up to age 70. Effective July 1, 1999, the agents' postretirement plan was amended to require agents retiring on or after that date to pay the full medical and dental premium costs. Beginning January 1, 2002, the employees' postretire-ment plan was amended to require employees not yet age 50 with five years of service by the end of 2001 to pay the full medical and dental premium cost when they retire. Effective January 1, 2008, the postretirement plan providing benefits to former employees of Jefferson-Pilot was amended such that only employees attaining age 55 and having 10 years of service by December 31, 2007 who retire on or after age 60 with 15 years of service will be eligible to receive life insurance benefits when they retire.

OBLIGATIONS, FUNDED STATUS AND ASSUMPTIONS

Information (in millions) with respect to our defined benefit plan asset activity and defined benefit plan obligations subsequent to the adoption of SFAS 158 was as follows:

                                                                     AS OF AND FOR THE YEARS ENDED DECEMBER 31,
                                                                 -------------------------------------------------
                                                                  2007          2006    2007                  2006
                                                                 -----         -----    ----                  ----
                                                                                                   OTHER
                                                                   PENSION BENEFITS       POSTRETIREMENT BENEFITS
                                                                 -------------------    --------------------------
CHANGE IN PLAN ASSETS
Fair value at beginning-of-year                                  $ 141         $  93    $ --                  $ --
Actual return on plan assets                                         8            15      --                    --
Company contributions                                               (1)           --       2                     2
Benefits paid                                                       (8)           (7)     (2)                   (2)
Purchase accounting adjustments                                     --            40      --                    --
                                                                 -----         -----    ----                  ----
  Fair value at end-of-year                                        140           141      --                    --
                                                                 -----         -----    ----                  ----
CHANGE IN BENEFIT OBLIGATION
Balance at beginning-of-year                                       117            92      19                    22
Interest cost                                                        7             6       1                     1
Plan participants' contributions                                    --            --       1                     1
Actuarial gains                                                     --            (3)     (4)                   (3)
Benefits paid                                                       (8)           (7)     (3)                   (2)
Purchase accounting adjustments                                     --            29      --                    --
                                                                 -----         -----    ----                  ----
  Balance at end-of-year                                           116           117      14                    19
                                                                 -----         -----    ----                  ----
    Funded status of the plans                                   $  24         $  24    $(14)                 $(19)
                                                                 =====         =====    ====                  ====
AMOUNTS RECOGNIZED ON THE CONSOLIDATED BALANCE SHEETS
Other assets                                                     $  25         $  25    $ --                  $ --
Other liabilities                                                   (1)           (1)    (14)                  (19)
                                                                 -----         -----    ----                  ----
  Net amount recognized                                          $  24         $  24    $(14)                 $(19)
                                                                 =====         =====    ====                  ====
AMOUNTS RECOGNIZED IN ACCUMULATED OCI, NET OF TAX
Net (gain) loss                                                  $   8         $  (2)   $ (4)                 $ (2)
                                                                 -----         -----    ----                  ----
  Net amount recognized                                          $   8         $  (2)   $ (4)                 $ (2)
                                                                 =====         =====    ====                  ====
WEIGHTED-AVERAGE ASSUMPTIONS
Weighted-average discount rate                                    6.00%         5.75%   6.00%                 5.75%
Expected return on plan assets                                    8.00%         8.00%   0.00%                 0.00%

RATE OF INCREASE IN COMPENSATION
Salary continuation plan                                          4.00%         4.00%   4.00%                 4.00%

We use December 31 as the measurement date for the pension and postretirement plans.

The expected return on plan assets was determined based on historical and expected future returns of the various asset classes, using the target plan allocations. LNC reevaluates this assumption at an interim date each plan year. For 2008, the expected return on plan assets for the pension plan will be 8%. The calculation of the accumulated postretirement benefits obligation assumes a weighted-average annual rate of increase in the per capita cost of covered benefits (i.e., health care cost trend rate) of 12% for 2007. It further assumes the rate will gradually decrease to 5% by 2017 and remain at that level in future periods. The health care cost trend rate assumption has a significant effect on the amounts reported. A one-percentage point increase and decrease in assumed health care cost trend rates would have an immaterial effect on accumulated postretirement benefit obligations and total service and interest cost components.

Information for our pension plans with accumulated benefit obligations in excess of plan assets (in millions) was as follows:

                                                                                AS OF DECEMBER 31,
                                                                                ------------------
                                                                                2007          2006
                                                                                ----          ----
Accumulated benefit obligation                                                  $ 1           $ 1
Projected benefit obligation                                                      1             1
Fair value of plan assets(1)                                                     --            --

----------
(1)  The plan is unfunded.

COMPONENTS OF NET PERIODIC BENEFIT COST

The components of net defined benefit pension plan and postretirement benefit plan expense (in millions) were as follows:

                                                         FOR THE YEARS ENDED DECEMBER 31,
                                               ----------------------------------------------------
                                                 PENSION BENEFITS     OTHER POSTRETIREMENT BENEFITS
                                               ---------------------  ------------------------------
                                               2007     2006    2005  2007        2006          2005
                                               ----     ----    ----  ----        ----          ----
Interest cost                                  $  7     $ 6     $ 5   $ 1         $  1          $  1
Expected return on plan assets                  (11)     (9)     (6)   --           --            --
Recognized net actuarial (gain) loss             --       1       1    (1)          --            --
                                               ----     ----    ----  ----        ----          ----
  Net periodic benefit expense (recovery)      $ (4)    $(2)    $ --  $ --        $  1          $  1
                                               ====     ===     ====  ====        ====          ====

LNC maintains a defined contribution plan for its U.S. financial planners and advisors ("agents"), including those of LNL. Contributions to this plan are based on a percentage of the agents' annual compensation as defined in the plan. Effective January 1, 1998, LNC assumed the liabilities for a non-contributory defined contribution plan covering certain highly compensated former CIGNA agents and employees.

Contributions to this plan are made annually based upon varying percentages of annual eligible earnings as defined in the plan. Contributions to this plan are in lieu of any contributions to the qualified agent defined contribution plan. Effective January 1, 2000, this plan was expanded to include certain highly compensated LNC agents. The combined expenses for these plans were $4 million for the year ended December 31, 2007 and $3 million for the years ended December 31, 2006 and 2005. These expenses reflect both the contribution as well as changes in the measurement of the liabilities under these plans.

PLAN ASSETS

Our pension plan asset allocations by asset category (in millions) based on estimated fair values were as follows:

                                        AS OF DECEMBER 31,
                                        ------------------
                                        2007         2006
                                        ----         ----
Equity securities                        52%          66%
Fixed income securities                  48%          32%
Cash and cash equivalents                 0%           2%
                                        ----         ----
  Total plan asset allocations          100%         100%
                                        ====         ====

The primary investment objective of our defined benefit pension plan is for capital appreciation with an emphasis on avoiding undue risk. Investments can be made using the following asset classes: domestic and international equity, fixed income securities, real estate and other asset classes the investment managers deem prudent. Three- and five-year time horizons are utilized as there are inevitably short-run fluctuations, which will cause variations in investment performance.

Each managed fund is expected to rank in the upper 50% of similar funds over the three-year periods and above an appropriate index over five-year periods. Managers are monitored for adherence to guidelines, changes in material factors and legal or regulatory actions. Managers not meeting these criteria will be subject to additional due diligence review, corrective action or possible termination. The following short-term ranges have been established for weightings in the various asset categories:

                                            WEIGHTING RANGE
                                            ---------------
                                            TARGET    RANGE
                                            ------    -----
Domestic large cap equity                    35%     30%-40%
International equity                         15%     10%-20%
Fixed income                                 50%     45%-55%
Cash equivalents                              0%      0%-5%

Within the broad ranges provided above, we currently target asset weightings as follows: domestic equity allocations (35%) are split into large cap growth (15%), large cap value (15%) and small cap (5%). Fixed income allocations are weighted between core fixed income and long term bonds to track changes in the plan's liability duration. The performance of the plan and the managed funds are monitored on a quarterly basis relative to the plan's objectives. The performance of the managed fund is measured against the following indices:
Russell 1000, Europe, Australia and Far East, Lehman Aggregate and Citi-group 90-day T-Bill. LNC reviews this investment policy on an annual basis.

The expected return on plan assets was determined based on historical and expected future returns of the various asset classes, using the plan target allocations. LNC reevaluates this assumption at an interim date each plan year.

Prior to 2007, our plan assets were principally managed by LNC's Investment Management segment. During 2007, the management of the equity portion of the plan assets was transferred to third-party managers. LNC's Investment Management segment continues to manage the plan's fixed income securities, which comprise approximately 50% of plan assets.

PLAN CASH FLOWS

LNC does not expect to contribute to the qualified defined benefit pension plans in 2008. LNC expects to fund approximately the following amounts (in millions) for benefit payments for LNC's unfunded non-qualified defined benefit plan and postretirement benefit plan:

                              PENSION PLANS                         POSTRETIREMENT PLANS
                    -------------------------------            ------------------------------
                      NON-
                    QUALIFIED                                                         NOT
                     DEFINED             REFLECTING                                REFLECTING
                     BENEFIT              MEDICARE             MEDICARE             MEDICARE
                     PENSION               PART D               PART D               PART D
                      PLANS               SUBSIDY              SUBSIDY              SUBSIDY
                    ---------            ----------            --------            ----------
2008                  $ --                  $1                  $(1)                  $2
2009                    --                   1                   (1)                   2
2010                    --                   1                   (1)                   2
2011                    --                   1                   (1)                   2
2012                    --                   1                   (1)                   2
Thereafter              --                   6                   (1)                   7

401(k), MONEY PURCHASE AND PROFIT SHARING PLANS

LNC also sponsors contributory defined contribution plans for eligible U.S. employees and agents, including those of LNL. These plans include 401(k) plans and defined contribution money purchase plans for eligible agents of the former Jefferson-Pilot. LNC's contribution to both the employees' and agents' 401(k) plans, excluding the former Jefferson-Pilot agents, is equal to 50% of each participant's pre-tax contribution, not to exceed 6% of eligible compensation, and is invested as directed by the participant. As of April 3, 2006, LNC's contributions to the employees' 401(k) plan on behalf of the former Jefferson-Pilot employees were the same as the contribution provided to eligible Lincoln participants. LNC's contributions to the agents' 401(k) Plan on behalf of the former Jefferson-Pilot agents is equal to 10% of each participant's pre-tax contributions, not to exceed 6% of eligible compensation. An additional discretionary contribution of up to 100% may be made with respect to a participant's pre-tax contribution (up to 6% of base pay plus cash bonus). The amount of discretionary contribution varies according to whether LNC has met certain performance-based criteria as determined by the Compensation Committee of LNC's Board of Directors.

On May 1, 2007, simultaneous with LNC's announcement of the freeze of the primary defined benefit pension plans, LNC announced a number of enhancements to their employees' 401(k) plan effective January 1, 2008. For all participants, including those of LNL, a number of new features will apply: 1) an increase in the basic employer match from $0.50 per each $1.00 that a participant contributes each pay period, up to 6% of eligible compensation, to $1.00 per each $1.00 that a participant contributes each pay period, up to 6% of eligible compensation (the 50% match will become a 100% match); 2) a guaranteed "core" employer contribution of 4% of eligible compensation per pay period which will be made regardless of whether the eligible employee elects to defer salary into the Plan; and 3) certain eligible employees will also qualify for a "transition" employer contribution between 0.2% and 8.0% of eligible compensation per pay. Eligibility to receive the additional transition employer contributions will be based on a combination of age and years of service, with a minimum 10-year service requirement for legacy LNC employees and a minimum 5-year service requirement for former Jefferson-Pilot employees. Eligibility for transition employer contributions will be determined based on age and service on December 31, 2007 (i.e., participants will not "grow" into transition credits thereafter). Transition employer contributions will cease on December 31, 2017. The discretionary employer match feature will be eliminated effective January 1, 2008.

The Jefferson-Pilot Life Insurance Company Agents' Retirement Plan is a money purchase plan for eligible agents that provides for an employer contribution equal to 5% of a participant's eligible compensation.

Expense for the 401(k) and profit sharing plans was $31 million, $22 million and $25 million for the years ended December 31, 2007, 2006 and 2005, respectively.

DEFERRED COMPENSATION PLANS
LNC sponsors the DC SERP for certain U.S. employees, including those of LNL, and deferred compensation plans for certain agents, including those of LNL. Plan participants may elect to defer payment of a portion of their compensation as defined by the plans. Plan participants may select from a menu of "phantom" investment options (identical to those offered under LNC's qualified savings plans) used as investment measures for calculating the investment return notionally credited to their deferrals. Under the terms of these plans, LNC agrees to pay out amounts based upon the aggregate performance of the investment measures selected by the participant. LNC makes matching contributions to these plans based upon amounts placed into the deferred compensation plans by individuals when participants exceed applicable limits of the Internal Revenue Code. The amount of LNC's contribution is calculated in a manner similar to the employer match calculation described in the 401(k) plans section above. Expense for these plans was $11 million, $17 million and $11 million for the years ended December 31, 2007, 2006 and 2005, respectively. These expenses reflect both our employer matching contributions of $1 million, $4 million and $3 million, respectively, as well as increases in the measurement of our liabilities net of the total return swap, described in Note 5, under these plans of $10 million, $13 million and $8 million for the years ended December 31, 2007, 2006 and 2005, respectively.

The terms of the deferred compensation plans provide that plan participants who select LNC stock as the measure for their investment return will receive shares of LNC stock in settlement of this portion of their accounts at the time of distribution. In addition, participants are precluded from diversifying any portion of their deferred compensation plan account that has been credited to the stock unit fund. Consequently, changes in value of our stock do not affect the expenses associated with this portion of the deferred compensation plans.

LNC also sponsors a deferred compensation plan for certain eligible agents, including those of LNL. Plan participants receive contributions based on their earnings. Plan participants may select from a menu of "phantom" investment options used as investment measures for calculating the investment return notionally credited to their deferrals. Under the terms of these plans, LNC agrees to pay out amounts based upon the aggregate performance of the investment measures selected by the participant.

As a result of the merger with Jefferson-Pilot, LNC also sponsors a deferred compensation plan for former agents of Jefferson-Pilot. Plan participants may elect to defer payment of a portion of their compensation, as defined by the plan. Plan participants may select from a menu of "phantom" investment options used as investment measures for calculating the investment return notionally credited to their deferrals. Under the terms of the plan, LNC agrees to pay out amounts based upon the aggregate performance of the investment measures selected by the participant. LNC does not make matching contributions to this plan, and LNC stock is not an investment option of the plan.

LNC also sponsors a deferred compensation plan for certain former agents of Jefferson-Pilot that participate in the Jefferson-Pilot Life Insurance Company Agents' Retirement Plan. The Plan provides for company contributions equal to 5% of eligible compensation for earnings in excess of the limits imposed by the Federal government.

The total liabilities associated with the employee and agent plans were $137 million and $158 million as of December 31, 2007 and 2006, respectively.

--------------------------------------------------------------------------------
17. STOCK-BASED INCENTIVE COMPENSATION PLANS

Our employees are included in LNC's various incentive plans that provide for the issuance of stock options, stock incentive awards, SARs, restricted stock awards, performance shares (performance-vested shares as opposed to time-vested shares) and deferred stock units - also referred to as "restricted stock units." LNC has a policy of issuing new shares to satisfy option exercises.

Total compensation expense (in millions) for all of our stock-based incentive compensation plans was as follows:

                                                          FOR THE YEARS ENDED
                                                              DECEMBER 31,
                                                          -------------------
                                                           2007  2006   2005
                                                           ----  ----   ----
Stock options                                              $ 10  $  3   $ --
Shares                                                        3    19     14
Cash awards                                                  --     1      1
SARs                                                          5    (1)     2
Restricted stock                                              6     1      1
                                                           ----  ----   ----
  Total stock-based incentive compensation expense         $ 24  $ 23   $ 18
                                                           ====  ====   ====
Recognized tax benefit                                     $  8  $  8   $  6

--------------------------------------------------------------------------------
18. STATUTORY INFORMATION AND RESTRICTIONS

We prepare financial statements on the basis of SAP prescribed or permitted by the insurance departments of LNL and LLANY's states of domicile. Prescribed SAP includes the Accounting Practices and Procedures Manual of the National Association of Insurance Commissioners ("NAIC") as well as state laws, regulations and administrative rules. Permitted SAP encompasses all accounting practices not so prescribed. SAP differs from GAAP primarily due to charging policy acquisition costs to expense as incurred instead of deferring them to the extent recoverable and amortizing them as described in Note 1 above, establishing future contract benefit liabilities using different actuarial assumptions and valuing investments on a different basis. Statutory net income was $971 million, $299 million and $544 million for the years ended December 31, 2007, 2006 and 2005. The increase in statutory net income from 2006 to 2007 was driven primarily by two factors. The first factor was the release of statutory reserves as a result of the merger of JPL and JPFIC into LNL as described in
Note 1. The second factor was an internal transfer of ownership of FPP from LNL to our parent company, LNC, as referenced in Note 1. As a result of this transfer, we recognized a realized gain for the cumulative unrealized gain of our investment in FPP as the date of the transfer. Statutory capital and surplus was $5.1 billion and $3.0 billion as of December 31, 2007 and 2006, respectively.

LNL is domiciled in Indiana. The state of Indiana has adopted certain prescribed accounting practices that differ from those found in NAIC SAP. We calculate reserves on universal life policies based on the Indiana universal life method, which caused statutory surplus to be higher than NAIC statutory surplus by $246 million and $227 million as of December 31, 2007 and 2006, respectively. We are also permitted by Indiana to use a more conservative valuation interest rate on certain annuities, which caused statutory surplus to be lower than NAIC statutory surplus by $14 million as of December 31, 2007 and 2006. A new statutory reserving standard, Actuarial Guideline VACARVM, is being developed by the NAIC with an expected effective date of December 31, 2008. This standard could lead to higher benefit reserves, lower risk-based capital ratios and potentially reduce future dividend capacity from our insurance subsidiaries.

LNL is subject to certain insurance department regulatory restrictions as to the transfer of funds and payment of dividends to the holding company. Generally, these restrictions pose no short-term liquidity concerns for the holding company. For example, under Indiana laws and regulations, we may pay dividends to LNC without prior approval of the Indiana Insurance Commissioner (the "Commissioner"), or must receive prior approval of the Commissioner to pay a dividend if such dividend, along with all other dividends paid within the preceding twelve consecutive months, exceed the statutory limitation.

The current statutory limitation is the greater of (i) 10% of the insurer's policyholders' surplus, as shown on its last annual statement on file with the Commissioner; or (ii) the insurer's statutory net gain from operations for the previous twelve months. Indiana law gives the Commissioner broad discretion to disapprove requests for dividends in excess of these limits.

We paid dividends of $144 million, $568 million and $200 million to LNC during the years ended December 31, 2007, 2006 and 2005, respectively, which did not require prior approval of the Commissioner. In addition, we paid cash dividends of $626 million and a non-cash dividend of $292 million (attributable to the FPP dividend) in 2007 after approval was received from the Commissioner. Based upon anticipated ongoing positive statutory earnings and favorable credit markets, LNL expects that we could pay dividends of approximately $895 million in 2008 without prior approval from the Commissioner.

--------------------------------------------------------------------------------
19. FAIR VALUE OF FINANCIAL INSTRUMENTS

The following discussion outlines the methodologies and assumptions used to determine the fair value of our financial instruments. Considerable judgment is required to develop these fair values. Accordingly, the estimates shown are not necessarily indicative of the amounts that would be realized in a one-time, current market exchange of all of our financial instruments.

FIXED MATURITY AND EQUITY SECURITIES

Fair values for fixed maturity securities are based upon quoted market prices, where available. The fair value of private placements are estimated by discounting expected future cash flows using a current market rate applicable to the coupon rate, credit quality and maturity of the investments. For securities that are not actively traded and are not private placements, fair values are estimated using values obtained from independent pricing services.

The fair values for equity securities are based on quoted market prices.

MORTGAGE LOANS ON REAL ESTATE

The fair value of mortgage loans on real estate is established using a discounted cash flow method based on credit rating, maturity and future income. The ratings for mortgages in good standing are based on property type, location, market conditions, occupancy, debt service coverage, loan to value, quality of tenancy, borrower and payment record. Fair values for impaired mortgage loans are based on: 1) the present value of expected future cash flows discounted at the loan's effective interest rate; 2) the loan's market price; or 3) the fair value of the collateral if the loan is collateral dependent.

DERIVATIVE INSTRUMENTS

We employ several different methods for determining the fair value of our derivative instruments. Fair values for derivative contracts are based on current settlement values. These values are based on: 1) quoted market prices;
2) industry standard models that are commercially available; and 3) broker quotes. These techniques project cash flows of the derivatives using current and implied future market conditions. We calculate the present value of the cash flows to determine the derivatives' current fair market value.

OTHER INVESTMENTS AND CASH AND INVESTED CASH

The carrying value of our assets classified as other investments and cash and invested cash on our Consolidated Balance Sheets approximates their fair value. Other investments include limited partnership and other privately held investments that are accounted for using the equity method of accounting.

OTHER CONTRACT HOLDER FUNDS

Future contract benefits and other contract holder funds on our Consolidated Balance Sheets include account values of investment contracts and certain guaranteed interest contracts. The fair values for the investment contracts are based on their approximate surrender values. The fair values for the remaining guaranteed interest and similar contracts are estimated using discounted cash flow calculations. These calculations are based on interest rates currently offered on similar contracts with maturities that are consistent with those remaining for the contracts being valued.

The remainder of other contract holder funds that do not fit the definition of "investment type insurance contracts" are considered insurance contracts. Fair value disclosures are not required for these insurance contracts, nor have we determined the fair value of such contracts.

SHORT-TERM AND LONG-TERM DEBT

Fair values for our senior notes and capital securities are based on quoted market prices or estimated using discounted cash flow analysis based on our incremental borrowing rate at the balance sheet date for similar types of borrowing arrangements where quoted prices are not available. Fair values for junior subordinated debentures issued to affiliated trusts are based on quoted market prices. For short-term debt, excluding current maturities of long-term debt, the carrying value approximates fair value.

GUARANTEES

Our guarantees relate to mortgage loan pass-through certificates. Based on historical performance where repurchases have been negligible and the current status of the debt, none of the loans are delinquent and the fair value liability for the guarantees related to mortgage loan pass-through certificates is insignificant.

INVESTMENT COMMITMENTS

Fair values for commitments to make investments in fixed maturity securities (primarily private placements), limited partnerships, mortgage loans on real estate and real estate are based on the difference between the value of the committed investments as of the date of the accompanying Consolidated Balance Sheets and the commitment date. These estimates take into account changes in interest rates, the counterparties' credit standing and the remaining terms of the commitments.

SEPARATE ACCOUNTS

We report assets held in separate accounts at fair value. The related liabilities are reported at an amount equivalent to the separate account assets.

The carrying values and estimated fair values of our financial instruments (in millions) were as follows:

                                                                                   AS OF DECEMBER 31,
                                                                        -----------------------------------------
                                                                                2007                 2006
                                                                        ------------------    -------------------
                                                                        CARRYING     FAIR     CARRYING     FAIR
                                                                          VALUE      VALUE      VALUE      VALUE
                                                                        --------   --------   --------   --------
ASSETS
Available-for-sale securities:
  Fixed maturities                                                      $ 53,405   $ 53,405   $ 54,697   $ 54,697
  Equity                                                                     134        134        218        218
Trading securities                                                         2,533      2,533      2,820      2,820
Mortgage loans on real estate                                              7,117      7,291      7,344      7,530
Derivative instruments                                                       172        172        245        245
Other investments                                                            986        986        783        783
Cash and invested cash                                                     1,395      1,395      1,762      1,762
LIABILITIES
Other contract holder funds:
  Account value of certain investment contracts                          (21,173)   (20,515)   (28,628)   (28,605)
  Remaining guaranteed interest and similar contracts                       (619)      (619)      (668)      (668)
  Embedded derivative instruments -- living benefits (liabilities)
    contra liabilities                                                      (229)      (229)        52         52
Reinsurance related derivative liability                                    (211)      (211)      (218)      (218)
Short-term debt                                                             (173)      (173)       (21)       (21)
Long-term debt                                                            (1,675)    (1,569)    (1,439)    (1,394)
OFF-BALANCE-SHEET
Guarantees                                                                    --         (2)        --         (3)
Investment commitments                                                        --         --         --     (1,308)

--------------------------------------------------------------------------------
20. SEGMENT INFORMATION

We provide products and services in two operating businesses, Individual Markets and Employer Markets, and report results through four business segments. We also have Other Operations which includes the financial data for operations that are not directly related to the business segments. Our reporting segments reflect the current manner by which our chief operating decision makers view and manage the business. The following is a brief description of these segments and Other Operations.

INDIVIDUAL MARKETS

The Individual Markets business provides its products through two segments:
Annuities and Life Insurance. The Annuities segment provides tax-deferred investment growth and lifetime income opportunities for its clients by offering individual fixed annuities, including indexed annuities and variable annuities. The Annuities segment also offers broker-dealer services. The Life Insurance segment offers wealth protection and transfer opportunities through term insurance, a linked-benefit product (which is a universal life insurance policy linked with riders that provide for long-term care costs) and both single and survivorship versions of universal life and variable universal life.

EMPLOYER MARKETS

The Employer Markets business provides its products through two segments:
Retirement Products and Group Protection. The Retirement Products segment includes two major lines of business: Defined Contribution and Executive Benefits. The Defined Contribution business provides employer-sponsored fixed and variable annuities and mutual fund-based programs in the 401(k), 403(b) and 457 plan marketplaces through a wide range of intermediaries including advisors, consultants, brokers, banks, wirehouses, third-party administrators and individual planners. The Executive Benefits business offers corporate-owned universal and variable universal life insurance and bank-owned universal and variable universal life insurance to small to mid-sized banks and mid to large-sized corporations, mostly through executive benefit brokers. The Group Protection segment offers group term life, disability and dental insurance to employers.

OTHER OPERATIONS

Other Operations includes the financial data for operations that are not directly related to the business segments, unallocated corporate items (such as investment income on investments related to the amount of statutory surplus that is not allocated to our business units and other corporate investments, interest expense on short-term and long-term borrowings, and certain expenses, including restructuring and merger-related expenses), along with the ongoing amortization of deferred gain on the indemnity reinsurance portion of the transaction with Swiss Re. Other Operations also includes the eliminations of intercompany transactions.

Segment operating revenues and income (loss) from operations are internal measures used by our management to evaluate and assess the results of our segments. Operating revenues are GAAP revenues excluding net realized gains and losses and the amortization of deferred gain arising from reserve development on business sold through reinsurance. Income (loss) from operations is GAAP net income excluding net realized investment gains and losses, losses on early retirement of debt and reserve development net of related amortization on business sold through reinsurance. Our management and Board of Directors believe that operating revenues and income (loss) from operations explain the results of our ongoing businesses in a manner that allows for a better understanding of the underlying trends in our current businesses because the excluded items are unpredictable and not necessarily indicative of current operating fundamentals or future performance of the business segments, and in many instances, decisions regarding these items do not necessarily relate to the operations of the individual segments. Operating revenues and income (loss) from operations do not replace revenues and net income as the GAAP measures of our consolidated results of operations.

Segment information (in millions) was as follows:

                                                        FOR THE YEARS ENDED
                                                            DECEMBER 31,
                                                    ---------------------------
                                                      2007      2006      2005
                                                    -------   -------   -------
REVENUES
Operating revenues:
  Individual Markets:
    Annuities                                       $ 2,237   $ 1,914   $ 1,309
    Life Insurance                                    3,696     3,178     1,840
                                                    -------   -------   -------
      Total Individual Markets                        5,933     5,092     3,149
                                                    -------   -------   -------
  Employer Markets:
    Retirement Products                               1,423     1,356     1,168
    Group Protection                                  1,500     1,032        --
                                                    -------   -------   -------
      Total Employer Markets                          2,923     2,388     1,168
                                                    -------   -------   -------
  Other Operations                                      285       310       309
Realized loss(1)                                       (112)       (2)      (16)
Amortization of deferred gain on indemnity
  reinsurance related to reserve developments             9         1         1
                                                    -------   -------   -------
      Total revenues                                $ 9,038   $ 7,789   $ 4,611
                                                    =======   =======   =======

----------
(1)  See Note 4 for the pre-tax detail of the realized loss.

                                                                   FOR THE YEARS ENDED
                                                                       DECEMBER 31,
                                                                --------------------------
                                                                  2007      2006     2005
                                                                -------   -------   -----
NET INCOME
Operating income:
  Individual Markets:
    Annuities                                                   $   401   $   323   $ 197
    Life Insurance                                                  623       470     238
                                                                -------   -------   -----
      Total Individual Markets                                    1,024       793     435
                                                                -------   -------   -----
Employer Markets:
  Retirement Products                                               225       249     206
  Group Protection                                                  114        99      --
                                                                -------   -------   -----
      Total Employer Markets                                        339       348     206
                                                                -------   -------   -----
  Other Operations                                                  (45)       20      12
Realized loss(1)                                                    (72)       (1)    (10)
Reserve development, net of related amortization on
  business sold through indemnity reinsurance                        (7)        1       1
                                                                -------   -------   -----
    Net income                                                  $ 1,239   $ 1,161   $ 644
                                                                =======   =======   =====

----------
(1)  See Note 4 for the pre-tax detail of the realized loss.

                                                       FOR THE YEARS ENDED
                                                           DECEMBER 31,
                                                      2007    2006     2005
                                                     ------  ------  ------
NET INVESTMENT INCOME
Individual Markets:
  Annuities                                          $1,028  $1,033  $  608
  Life Insurance                                      1,762   1,502     907
                                                     ------  ------  ------
    Total Individual Markets                          2,790   2,535   1,515
                                                     ------  ------  ------
Employer Markets:
  Retirement Products                                 1,100   1,054     892
  Group Protection                                      115      80      --
                                                     ------  ------  ------
    Total Employer Markets                            1,215   1,134     892
                                                     ------  ------  ------
Other Operations                                        183     200     185
                                                     ------  ------  ------
      Total net investment income                    $4,188  $3,869  $2,592
                                                     ======  ======  ======

                                                                            FOR THE YEARS ENDED
                                                                               DECEMBER 31,
                                                                            -------------------
                                                                             2007  2006  2005
                                                                             ----  ----  -----
AMORTIZATION OF DAC AND VOBA, NET OF INTEREST
Individual Markets:
  Annuities                                                                  $337  $316  $ 183
  Life Insurance                                                              467   436    259
                                                                             ----  ----  -----
    Total Individual Markets                                                  804   752    442
                                                                             ----  ----  -----
Employer Markets:
  Retirement Products                                                         112    84     63
  Group Protection                                                             31    16     --
                                                                             ----  ----  -----
    Total Employer Markets                                                    143   100     63
                                                                             ----  ----  -----
Other Operations                                                               --     1     (1)
                                                                             ----  ----  -----
      Total amortization of DAC and VOBA                                     $947  $853  $ 504
                                                                             ====  ====  =====

                                                                      FOR THE YEARS ENDED
                                                                          DECEMBER 31,
                                                                      -------------------
                                                                       2007   2006   2005
                                                                      -----   ----  -----
FEDERAL INCOME TAX EXPENSE (BENEFIT)
Individual Markets:
  Annuities                                                           $ 114   $ 46  $  40
  Life Insurance                                                        317    235    115
                                                                      -----   ----  -----
    Total Individual Markets                                            431    281    155
                                                                      -----   ----  -----
Employer Markets:
  Retirement Products                                                    90     97     80
  Group Protection                                                       61     53     --
                                                                      -----   ----  -----
     Total Employer Markets                                             151    150     80
                                                                      -----   ----  -----
Other Operations                                                        (35)    29     (6)
Realized loss                                                           (39)    --     (6)
Loss on early retirement of debt                                         --     --     --
Amortization of deferred gain on idemnity reinsurance
  related to reserve developments                                        (4)    --     --
                                                                      -----   ----  -----
      Total income tax expense                                        $ 504   $460   $223
                                                                      =====   ====   ====

                                     AS OF DECEMBER 31,
                                     ------------------
                                       2007      2006
                                     --------  --------
ASSETS
Individual Markets:
  Annuities                          $ 81,112  $ 70,736
  Life Insurance                       40,780    42,177
                                     --------  --------
    Total Individual Markets          121,892   112,913
                                     --------  --------
Employer Markets:
  Retirement Products                  38,271    37,274
  Group Protection                      1,471     1,849
                                     --------  --------
    Total Employer Markets             39,742    39,123
                                     --------  --------
Other Operations                       12,692    12,780
                                     --------  --------
    Total assets                     $174,326  $164,816
                                     ========  ========

--------------------------------------------------------------------------------
21. TRANSACTIONS WITH AFFILIATES

Cash and short-term investments at December 31, 2007 and 2006 include our participation in a cash management agreement with LNC of $420 million and $389 million, respectively. Related investment income was $30 million, $14 million and $6 million in 2007, 2006 and 2005, respectively. Short-term debt represents notes payable to LNC of $18 million and $21 million at December 31, 2007 and 2006, respectively. Total interest expense for this short-term debt was $1 million, $2 million and $1 million for the years ended December 31, 2007, 2006 and 2005, respectively. As shown in Note 12, LNC supplied funding to us totaling $1.7 billion in 2007 and $1.4 billion in 2006, in exchange for notes. The interest expense on these notes was $96 million, $84 million and $78 million for the years ended December 31, 2007, 2006 and 2005, respectively.

In accordance with service agreements with LNC and other subsidiaries of LNC for personnel and facilities usage, general management services and investment management services, we receive services from and provide services to affiliated companies and also receive an allocation of corporate overhead from LNC. Corporate overhead expenses are assigned based on specific methodologies for each function. The majority of the expenses are assigned based on the following methodologies: assets by product, assets under management, weighted number of policy applications, weighted policies in force, and sales. This resulted in net payments of $99 million, $59 million and $122 million for the years ended December 31, 2007, 2006 and 2005, respectively, which is reflected in underwriting, acquisition, insurance and other expenses on our Consolidated Statements of Income. Our related accounts payable to affiliates, which is included in other assets on our Consolidated Balance Sheets, was $10 million and $8 million as of December 31, 2007 and 2006, respectively.

A transfer pricing arrangement is in place between LFD and Delaware Management Holdings, Inc. ("DMH"), a wholly owned subsidiary of LNC, related to the wholesaling of DMH's investment products. As a result, we received fees of $62 million, $36 million and $41 million from DMH for transfer pricing in 2007, 2006, and 2005.

DMH is responsible for the management of our general account investments. We paid fees of $38 million, $57 million and $72 million for the years ended December 31, 2007, 2006 and 2005, respectively, to DMH for investment management services. These fees are reflected in net investment income on our Consolidated Statements of Income.

We cede and accept reinsurance from affiliated companies. As discussed in Note 8, we cede certain Guaranteed Benefit risks (including certain GMDB and GMWB benefits) to Lincoln National Reinsurance Company (Barbados) Ltd. ("LNR Barbados"). We also cede certain risks for certain UL policies, which resulted from recent actuarial reserving guidelines, to LNR Barbados. The caption insurance premiums, on the accompanying Consolidated Statements of Income, was reduced for premiums paid on these contracts for the years ended December 31, 2007, 2006 and 2005 by $308 million, $234 million and $219 million, respectively. Future contract benefits on the accompanying Consolidated Balance Sheets have been reduced by $1.3 billion and $1.1 billion as of December 31, 2007 and 2006, respectively.

Substantially all reinsurance ceded to affiliated companies is with unauthorized companies. To take a reserve credit for such reinsurance, we hold assets from the reinsurer, including funds held under reinsurance treaties, and are the beneficiary on letters of credit aggregating $1.4 billion and $1.1 billion at December 31, 2007 and 2006, respectively. The letters of credit are issued by banks and represent guarantees of performance under the reinsurance agreement, and are guaranteed by LNC.

22. Supplemental Disclosures of Cash Flow Information

The following summarizes our supplemental cash flow data (in millions):

                                                                         FOR THE YEARS ENDED
                                                                            DECEMBER 31,
                                                                      -------------------------
                                                                        2007      2006     2005
                                                                      -------   --------   ----
Interest paid                                                         $   104   $     85   $59
Income taxes paid                                                         194        310    75
Significant non-cash investing and financing transactions:
  Business combinations:
    Fair value of assets acquired (includes cash and
      invested cash)                                                  $    41   $ 37,356   $--
    Fair value of liabilities assumed                                     (50)   (30,424)   --
                                                                      -------   --------   ----
      Total purchase price                                            $    (9)  $  6,932   $--
                                                                      =======   ========   ====

  Dividend of FPP:
    Carrying value of assets (includes cash and invested cash)        $ 2,772   $     --   $--
    Carrying value of liabilities                                      (2,280)        --    --
                                                                      -------   --------   ----
       Total dividend of FPP                                          $   492   $     --   $--
                                                                      =======   ========   ====

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors
The Lincoln National Life Insurance Company

We have audited the accompanying consolidated balance sheets of The Lincoln National Life Insurance Company and its subsidiaries (the Company) as of December 31, 2007 and 2006, and the related consolidated statements of income, stockholder's equity and cash flows for each of the three years in the period ended December 31, 2007. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. We were not engaged to perform an audit of the Company's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the consolidated financial position of The Lincoln National Life Insurance Company and its subsidiaries at December 31, 2007 and 2006, and the consolidated results of their operations and their cash flows for each of the three years in the period ended December 31, 2007, in conformity with U.S. generally accepted accounting principles.

As discussed in Note 2 to the consolidated financial statements, in 2007 the Company changed its method of accounting for deferred acquisition costs in connection with modifications or exchanges of insurance contracts as well as its method of accounting for uncertainty in income taxes. Also, as discussed in Note 2 of the consolidated financial statements, in 2006 the Company changed its method of accounting for defined benefit pension and other post retirement plans.

/s/ Ernst & Young LLP

Philadelphia, Pennsylvania
March 28, 2008

                     LINCOLN LIFE VARIABLE ANNUITY ACCOUNT Q

LINCOLN LIFE VARIABLE ANNUITY ACCOUNT Q

STATEMENT OF ASSETS AND LIABILITIES

DECEMBER 31, 2007

                                                                                                  MORTALITY &
                                                                                                    EXPENSE
                                                                       CONTRACT                    GUARANTEE
                                                                      PURCHASES                     CHARGES
                                                                       DUE FROM                    PAYABLE TO
                                                                     THE LINCOLN                  THE LINCOLN
                                                                    NATIONAL LIFE                NATIONAL LIFE
                                                                      INSURANCE                    INSURANCE
SUBACCOUNT                                             INVESTMENTS     COMPANY     TOTAL ASSETS     COMPANY      NET ASSETS
---------------------------------------------------------------------------------------------------------------------------
ABVPSF Global Technology Class B                       $ 1,504,293    $    1,407    $ 1,505,700      $  109     $ 1,505,591
ABVPSF Growth and Income Class B                         3,522,859       111,413      3,634,272         226       3,634,046
American Funds Global Growth Class 2                     5,371,159        70,035      5,441,194         318       5,440,876
American Funds Growth Class 2                           46,939,185       630,292     47,569,477       2,823      47,566,654
American Funds Growth-Income Class 2                    23,116,231       163,093     23,279,324       1,272      23,278,052
American Funds International Class 2                    19,955,372       145,157     20,100,529       1,212      20,099,317
Delaware VIPT Diversified Income                         7,370,596        73,109      7,443,705         466       7,443,239
Delaware VIPT High Yield                                 1,471,182         9,839      1,481,021          96       1,480,925
Delaware VIPT REIT                                       7,606,735       138,240      7,744,975         525       7,744,450
Delaware VIPT Small Cap Value Service Class              8,179,137        49,265      8,228,402         562       8,227,840
Delaware VIPT Trend                                      7,890,720       339,820      8,230,540         519       8,230,021
Delaware VIPT Value                                      9,187,125        86,924      9,274,049         542       9,273,507
DWS VIP Equity 500 Index                                10,972,213       534,090     11,506,303         717      11,505,586
DWS VIP Small Cap Index                                  3,196,103       103,184      3,299,287         208       3,299,079
Fidelity VIP Contrafund Service Class                   17,385,972       196,170     17,582,142       1,036      17,581,106
Fidelity VIP Growth Service Class                        3,483,694       407,283      3,890,977         243       3,890,734
Lincoln VIPT Baron Growth Opportunities Service Class    5,835,255       130,738      5,965,993         423       5,965,570
Lincoln VIPT Cohen & Steers Global Real Estate              53,618         1,626         55,244           4          55,240
Lincoln VIPT Delaware Bond                              14,058,206     1,101,332     15,159,538         907      15,158,631
Lincoln VIPT Delaware Growth and Income                 17,313,886       458,468     17,772,354       1,031      17,771,323
Lincoln VIPT Delaware Managed                           14,730,588       130,895     14,861,483         782      14,860,701
Lincoln VIPT Delaware Social Awareness                  12,256,701        62,087     12,318,788         703      12,318,085
Lincoln VIPT Delaware Special Opportunities             11,217,256        77,224     11,294,480         699      11,293,781
Lincoln VIPT FI Equity-Income                           15,886,954       305,759     16,192,713         937      16,191,776
Lincoln VIPT Janus Capital Appreciation                  6,834,162       522,984      7,357,146         440       7,356,706
Lincoln VIPT Mondrian International Value               13,563,660        52,649     13,616,309         797      13,615,512
Lincoln VIPT Money Market                                9,838,632        20,511      9,859,143         669       9,858,474
Lincoln VIPT S&P 500 Index                                  29,269         8,481         37,750           2          37,748
Lincoln VIPT Small-Cap Index                                16,028            60         16,088           1          16,087
Lincoln VIPT T. Rowe Price Structured Mid-Cap Growth     4,187,810        92,104      4,279,914         289       4,279,625
Lincoln VIPT UBS Global Asset Allocation                 2,824,201       132,800      2,957,001         197       2,956,804
Lincoln VIPT Wilshire 2010 Profile                          28,079            --         28,079           2          28,077
Lincoln VIPT Wilshire 2020 Profile                          41,545           247         41,792           3          41,789
Lincoln VIPT Wilshire 2030 Profile                          47,443           121         47,564           3          47,561
Lincoln VIPT Wilshire 2040 Profile                          30,831           394         31,225           2          31,223
Lincoln VIPT Wilshire Aggressive Profile                 3,258,816       164,158      3,422,974         256       3,422,718
Lincoln VIPT Wilshire Conservative Profile               1,595,721         9,534      1,605,255         112       1,605,143
Lincoln VIPT Wilshire Moderate Profile                   4,806,853        44,834      4,851,687         338       4,851,349
Lincoln VIPT Wilshire Moderately Aggressive Profile      4,675,273        46,389      4,721,662         339       4,721,323
MFS VIT Utilities                                        6,952,769        79,051      7,031,820         508       7,031,312
NB AMT Mid-Cap Growth                                    5,029,416       280,438      5,309,854         360       5,309,494

See accompanying notes.

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

STATEMENT OF OPERATIONS

YEAR ENDED DECEMBER 31, 2007

                                                        DIVIDENDS
                                                          FROM       MORTALITY AND         NET
                                                       INVESTMENT       EXPENSE         INVESTMENT
SUBACCOUNT                                               INCOME    GUARANTEE CHARGES  INCOME (LOSS)
---------------------------------------------------------------------------------------------------
ABVPSF Global Technology Class B                        $     --       $ (10,281)        $(10,281)
ABVPSF Growth and Income Class B                          43,003         (27,393)          15,610
American Funds Global Growth Class 2                     130,166         (30,782)          99,384
American Funds Growth Class 2                            363,511        (327,647)          35,864
American Funds Growth-Income Class 2                     354,507        (138,858)         215,649
American Funds International Class 2                     277,426        (123,017)         154,409
Delaware VIPT Diversified Income                         131,360         (43,694)          87,666
Delaware VIPT High Yield                                  35,866          (8,994)          26,872
Delaware VIPT REIT                                       136,783         (82,265)          54,518
Delaware VIPT Small Cap Value Service Class               22,020         (74,525)         (52,505)
Delaware VIPT Trend                                           --         (64,354)         (64,354)
Delaware VIPT Value                                      146,333         (69,020)          77,313
DWS VIP Equity 500 Index                                 180,726         (95,165)          85,561
DWS VIP Small Cap Index                                   30,676         (27,408)           3,268
Fidelity VIP Contrafund Service Class                    140,887        (110,979)          29,908
Fidelity VIP Growth Service Class                         19,854         (26,902)          (7,048)
Lincoln VIPT Baron Growth Opportunities Service Class         --         (50,261)         (50,261)
Lincoln VIPT Cohen & Steers Global Real Estate               195            (147)              48
Lincoln VIPT Delaware Bond                               722,819        (109,819)         613,000
Lincoln VIPT Delaware Growth and Income                  212,852        (132,393)          80,459
Lincoln VIPT Delaware Managed                            358,863         (93,220)         265,643
Lincoln VIPT Delaware Social Awareness                   109,726         (87,306)          22,420
Lincoln VIPT Delaware Special Opportunities              112,949         (88,285)          24,664
Lincoln VIPT FI Equity-Income                            199,918        (117,418)          82,500
Lincoln VIPT Janus Capital Appreciation                   18,945         (53,327)         (34,382)
Lincoln VIPT Mondrian International Value                258,223         (89,231)         168,992
Lincoln VIPT Money Market                                430,384         (73,104)         357,280
Lincoln VIPT S&P 500 Index                                    95             (48)              47
Lincoln VIPT Small-Cap Index                                  77             (42)              35
Lincoln VIPT T. Rowe Price Structured Mid-Cap Growth          --         (33,685)         (33,685)
Lincoln VIPT UBS Global Asset Allocation                  48,783         (23,616)          25,167
Lincoln VIPT Wilshire 2010 Profile                            88             (34)              54
Lincoln VIPT Wilshire 2020 Profile                           102             (75)              27
Lincoln VIPT Wilshire 2030 Profile                           163            (123)              40
Lincoln VIPT Wilshire 2040 Profile                           141             (47)              94
Lincoln VIPT Wilshire Aggressive Profile                  26,171         (25,088)           1,083
Lincoln VIPT Wilshire Conservative Profile                25,029          (9,272)          15,757
Lincoln VIPT Wilshire Moderate Profile                    59,766         (31,134)          28,632
Lincoln VIPT Wilshire Moderately Aggressive Profile       64,612         (29,084)          35,528
MFS VIT Utilities                                         41,069         (44,593)          (3,524)
NB AMT Mid-Cap Growth                                         --         (37,445)         (37,445)

See accompanying notes.

                                                                        DIVIDENDS                      NET CHANGE      NET INCREASE
                                                                          FROM           TOTAL       IN UNREALIZED      (DECREASE)
                                                       NET REALIZED   NET REALIZED   NET REALIZED   APPRECIATION OR   IN NET ASSETS
                                                        GAIN (LOSS)      GAIN ON      GAIN (LOSS)     DEPRECIATION      RESULTING
SUBACCOUNT                                            ON INVESTMENTS   INVESTMENTS  ON INVESTMENTS   ON INVESTMENTS  FROM OPERATIONS
------------------------------------------------------------------------------------------------------------------------------------
ABVPSF Global Technology Class B                        $   32,088     $       --     $   32,088      $   171,045      $   192,852
ABVPSF Growth and Income Class B                            62,200        176,890        239,090         (123,976)         130,724
American Funds Global Growth Class 2                       153,498        179,080        332,578          104,180          536,142
American Funds Growth Class 2                            1,035,200      3,061,487      4,096,687          657,765        4,790,316
American Funds Growth-Income Class 2                       424,794        713,988      1,138,782         (615,871)         738,560
American Funds International Class 2                       393,091        799,975      1,193,066        1,518,501        2,865,976
Delaware VIPT Diversified Income                            17,843         10,740         28,583          241,953          358,202
Delaware VIPT High Yield                                    (3,896)            --         (3,896)         (38,159)         (15,183)
Delaware VIPT REIT                                          10,574      2,047,132      2,057,706       (3,576,289)      (1,464,065)
Delaware VIPT Small Cap Value Service Class                 77,848        660,353        738,201       (1,443,393)        (757,697)
Delaware VIPT Trend                                        340,246         51,812        392,058          403,600          731,304
Delaware VIPT Value                                        222,923        230,969        453,892         (901,185)        (369,980)
DWS VIP Equity 500 Index                                   566,396             --        566,396         (119,114)         532,843
DWS VIP Small Cap Index                                    115,656        224,807        340,463         (422,871)         (79,140)
Fidelity VIP Contrafund Service Class                      303,589      4,202,853      4,506,442       (2,149,284)       2,387,066
Fidelity VIP Growth Service Class                          147,172          3,367        150,539          588,560          732,051
Lincoln VIPT Baron Growth Opportunities Service Class       76,305        599,493        675,798         (533,976)          91,561
Lincoln VIPT Cohen & Steers Global Real Estate                 231             --            231           (4,664)          (4,385)
Lincoln VIPT Delaware Bond                                 (24,708)            --        (24,708)          45,665          633,957
Lincoln VIPT Delaware Growth and Income                    205,755             --        205,755          694,798          981,012
Lincoln VIPT Delaware Managed                              195,760        325,412        521,172         (261,406)         525,409
Lincoln VIPT Delaware Social Awareness                     264,312             --        264,312            3,721          290,453
Lincoln VIPT Delaware Special Opportunities                513,323        850,875      1,364,198       (1,050,721)         338,141
Lincoln VIPT FI Equity-Income                              255,350      1,524,927      1,780,277       (1,306,556)         556,221
Lincoln VIPT Janus Capital Appreciation                    151,726             --        151,726        1,107,065        1,224,409
Lincoln VIPT Mondrian International Value                  467,247        324,899        792,146          241,734        1,202,872
Lincoln VIPT Money Market                                       --             --             --               --          357,280
Lincoln VIPT S&P 500 Index                                      (7)            --             (7)             267              307
Lincoln VIPT Small-Cap Index                                     2             --              2             (361)            (324)
Lincoln VIPT T. Rowe Price Structured Mid-Cap Growth        65,907             --         65,907          423,380          455,602
Lincoln VIPT UBS Global Asset Allocation                    59,167        130,010        189,177          (75,532)         138,812
Lincoln VIPT Wilshire 2010 Profile                              --             --             --               81              135
Lincoln VIPT Wilshire 2020 Profile                               1             --              1              645              673
Lincoln VIPT Wilshire 2030 Profile                             (21)            --            (21)             347              366
Lincoln VIPT Wilshire 2040 Profile                              --             --             --             (356)            (262)
Lincoln VIPT Wilshire Aggressive Profile                    57,184         34,323         91,507          143,507          236,097
Lincoln VIPT Wilshire Conservative Profile                   6,179          5,039         11,218           36,153           63,128
Lincoln VIPT Wilshire Moderate Profile                      35,276         18,087         53,363          185,331          267,326
Lincoln VIPT Wilshire Moderately Aggressive Profile         16,478         37,384         53,862          156,339          245,729
MFS VIT Utilities                                           74,230        297,688        371,918          729,479        1,097,873
NB AMT Mid-Cap Growth                                      236,291             --        236,291          556,343          755,189

STATEMENTS OF CHANGES IN NET ASSETS

YEARS ENDED DECEMBER 31, 2006 AND 2007

                                                                                         AMERICAN
                                                  ABVPSF                    ABVPSF        FUNDS
                                                  GLOBAL       ABVPSF     GROWTH AND     GLOBAL
                                                TECHNOLOGY     GROWTH       INCOME       GROWTH
                                                 CLASS B       CLASS B     CLASS B       CLASS 2
                                                SUBACCOUNT   SUBACCOUNT   SUBACCOUNT    SUBACCOUNT
--------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2006                   $  828,840   $ 578,894   $   911,310   $ 1,293,140
Changes From Operations:
   - Net investment income (loss)                   (8,155)     (2,318)       (2,694)        2,230
   - Net realized gain (loss) on investments         1,311      44,054        75,179        19,549
   - Net change in unrealized appreciation or
     depreciation on investments                    73,001    (102,751)      340,551       356,917
                                                ----------   ---------   -----------   -----------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                        66,157     (61,015)      413,036       378,696
Change From Unit Transactions:
   Accumulation Units:
   - Contract purchases                            311,360      85,836     2,940,303     3,025,420
   - Contract withdrawals                         (151,215)   (603,715)   (1,197,030)   (1,589,178)
                                                ----------   ---------   -----------   -----------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM UNIT TRANSACTIONS                160,145    (517,879)    1,743,273     1,436,242
                                                ----------   ---------   -----------   -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS            226,302    (578,894)    2,156,309     1,814,938
                                                ----------   ---------   -----------   -----------
NET ASSETS AT DECEMBER 31, 2006                  1,055,142          --     3,067,619     3,108,078
Changes From Operations:
   - Net investment income (loss)                  (10,281)         --        15,610        99,384
   - Net realized gain (loss) on investments        32,088          --       239,090       332,578
   - Net change in unrealized appreciation or
     depreciation on investments                   171,045          --      (123,976)      104,180
                                                ----------   ---------   -----------   -----------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                       192,852          --       130,724       536,142
Change From Unit Transactions:
   Accumulation Units:
   - Contract purchases                            582,439          --     1,339,196     3,180,950
   - Contract withdrawals                         (324,842)         --      (903,493)   (1,384,294)
                                                ----------   ---------   -----------   -----------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM UNIT TRANSACTIONS                257,597          --       435,703     1,796,656
                                                ----------   ---------   -----------   -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS            450,449          --       566,427     2,332,798
                                                ----------   ---------   -----------   -----------
NET ASSETS AT DECEMBER 31, 2007                 $1,505,591   $      --   $ 3,634,046   $ 5,440,876
                                                ==========   =========   ===========   ===========

See accompanying notes.

                                                  AMERICAN      AMERICAN       AMERICAN       DELAWARE
                                                   FUNDS         FUNDS          FUNDS           VIPT       DELAWARE
                                                  GROWTH      GROWTH-INCOME  INTERNATIONAL  DIVERSIFIED      VIPT
                                                  CLASS 2        CLASS 2        CLASS 2        INCOME    GLOBAL BOND
                                                 SUBACCOUNT    SUBACCOUNT     SUBACCOUNT     SUBACCOUNT   SUBACCOUNT
--------------------------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2006                   $ 32,447,262  $ 10,159,341    $ 9,024,057    $1,112,786  $ 1,211,309
Changes From Operations:
   - Net investment income (loss)                     23,304       135,914        118,730         3,687       18,594
   - Net realized gain (loss) on investments         716,710       445,083        528,552         7,662     (136,821)
   - Net change in unrealized appreciation or
     depreciation on investments                   2,627,400     1,250,144      1,340,393       182,708      133,674
                                                ------------  ------------    -----------    ----------  -----------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                       3,367,414     1,831,141      1,987,675       194,057       15,447
Change From Unit Transactions:
   Accumulation Units:
   - Contract purchases                           27,466,425    15,845,414     11,806,340     3,032,711      152,825
   - Contract withdrawals                        (23,009,280)  (11,525,122)    (9,029,912)     (743,428)  (1,379,581)
                                                ------------  ------------    -----------    ----------  -----------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM UNIT TRANSACTIONS                4,457,145     4,320,292      2,776,428     2,289,283   (1,226,756)
                                                ------------  ------------    -----------    ----------  -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS            7,824,559     6,151,433      4,764,103     2,483,340   (1,211,309)
                                                ------------  ------------    -----------    ----------  -----------
NET ASSETS AT DECEMBER 31, 2006                   40,271,821    16,310,774     13,788,160     3,596,126           --
Changes From Operations:
   - Net investment income (loss)                     35,864       215,649        154,409        87,666           --
   - Net realized gain (loss) on investments       4,096,687     1,138,782      1,193,066        28,583           --
   - Net change in unrealized appreciation or
     depreciation on investments                     657,765      (615,871)     1,518,501       241,953           --
                                                ------------  ------------    -----------    ----------  -----------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                       4,790,316       738,560      2,865,976       358,202           --
Change From Unit Transactions:
   Accumulation Units:
   - Contract purchases                           10,487,969    11,070,432      6,618,008     4,311,466           --
   - Contract withdrawals                         (7,983,452)   (4,841,714)    (3,172,827)     (822,555)          --
                                                ------------  ------------    -----------    ----------  -----------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM UNIT TRANSACTIONS                2,504,517     6,228,718      3,445,181     3,488,911           --
                                                ------------  ------------    -----------    ----------  -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS            7,294,833     6,967,278      6,311,157     3,847,113           --
                                                ------------  ------------    -----------    ----------  -----------
NET ASSETS AT DECEMBER 31, 2007                 $ 47,566,654  $ 23,278,052    $20,099,317    $7,443,239  $        --
                                                ============  ============    ===========    ==========  ===========

                                                   DELAWARE                 DELAWARE VIPT    DELAWARE
                                                     VIPT      DELAWARE    SMALL CAP VALUE     VIPT
                                                  HIGH YIELD   VIPT REIT    SERVICE CLASS      TREND
                                                  SUBACCOUNT   SUBACCOUNT     SUBACCOUNT     SUBACCOUNT
-------------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2006                    $   10,449   $ 6,263,441    $ 5,280,460    $ 6,435,495
Changes From Operations:
   - Net investment income (loss)                     2,650        66,037        (55,531)       (58,123)
   - Net realized gain (loss) on investments            207       573,738        463,794        136,719
   - Net change in unrealized appreciation or
     depreciation on investments                     12,204     1,531,077        474,144        358,997
                                                 ----------   -----------    -----------    -----------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                         15,061     2,170,852        882,407        437,593
Change From Unit Transactions:
   Accumulation Units:
   - Contract purchases                             390,678     4,601,045      3,071,991      3,422,195
   - Contract withdrawals                           (14,203)   (2,967,689)    (1,444,390)    (2,874,629)
                                                 ----------   -----------    -----------    -----------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM UNIT TRANSACTIONS                 376,475     1,633,356      1,627,601        547,566
                                                 ----------   -----------    -----------    -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS             391,536     3,804,208      2,510,008        985,159
                                                 ----------   -----------    -----------    -----------
NET ASSETS AT DECEMBER 31, 2006                     401,985    10,067,649      7,790,468      7,420,654
Changes From Operations:
   - Net investment income (loss)                    26,872        54,518        (52,505)       (64,354)
   - Net realized gain (loss) on investments         (3,896)    2,057,706        738,201        392,058
   - Net change in unrealized appreciation or
     depreciation on investments                    (38,159)   (3,576,289)    (1,443,393)       403,600
                                                 ----------   -----------    -----------    -----------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                        (15,183)   (1,464,065)      (757,697)       731,304
Change From Unit Transactions:
   Accumulation Units:
   - Contract purchases                           1,548,452     3,031,142      3,743,597      1,810,052
   - Contract withdrawals                          (454,329)   (3,890,276)    (2,548,528)    (1,731,989)
                                                 ----------   -----------    -----------    -----------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM UNIT TRANSACTIONS               1,094,123      (859,134)     1,195,069         78,063
                                                 ----------   -----------    -----------    -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS           1,078,940    (2,323,199)       437,372        809,367
                                                 ----------   -----------    -----------    -----------
NET ASSETS AT DECEMBER 31, 2007                  $1,480,925   $ 7,744,450    $ 8,227,840    $ 8,230,021
                                                 ==========   ===========    ===========    ===========

                                                        DELAWARE     DWS VIP      DWS VIP     FIDELITY VIP
                                                          VIPT      EQUITY 500   SMALL CAP     CONTRAFUND
                                                          VALUE       INDEX        INDEX     SERVICE CLASS
                                                       SUBACCOUNT   SUBACCOUNT   SUBACCOUNT    SUBACCOUNT
----------------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2006                         $ 5,485,916  $ 8,057,748  $ 2,430,328   $10,194,974
Changes From Operations:
   - Net investment income (loss)                          45,389       16,795       (5,953)       45,516
   - Net realized gain (loss) on investments              215,092      143,940      208,804     1,249,032
   - Net change in unrealized appreciation or
     depreciation on investments                        1,166,541    1,409,011      240,684       (39,218)
                                                      -----------  -----------  -----------   -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   OPERATIONS                                           1,427,022    1,569,746      443,535     1,255,330
Change From Unit Transactions:
   Accumulation Units:
   - Contract purchases                                 5,640,748    9,351,900    2,126,847    11,264,969
   - Contract withdrawals                              (4,006,521)  (6,593,787)  (1,560,784)   (8,901,292)
                                                      -----------  -----------  -----------   -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   UNIT TRANSACTIONS                                    1,634,227    2,758,113      566,063     2,363,677
                                                      -----------  -----------  -----------   -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS                 3,061,249    4,327,859    1,009,598     3,619,007
                                                      -----------  -----------  -----------   -----------
NET ASSETS AT DECEMBER 31, 2006                         8,547,165   12,385,607    3,439,926    13,813,981
Changes From Operations:
   - Net investment income (loss)                          77,313       85,561        3,268        29,908
   - Net realized gain (loss) on investments              453,892      566,396      340,463     4,506,442
   - Net change in unrealized appreciation or
     depreciation on investments                         (901,185)    (119,114)    (422,871)   (2,149,284)
                                                      -----------  -----------  -----------   -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   OPERATIONS                                            (369,980)     532,843      (79,140)    2,387,066
Change From Unit Transactions:
   Accumulation Units:
   - Contract purchases                                 3,078,880    2,302,648    1,088,806     4,365,745
   - Contract withdrawals                              (1,982,558)  (3,715,512)  (1,150,513)   (2,985,686)
                                                      -----------  -----------  -----------   -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   UNIT TRANSACTIONS                                    1,096,322   (1,412,864)     (61,707)    1,380,059
                                                      -----------  -----------  -----------   -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS                   726,342     (880,021)    (140,847)    3,767,125
                                                      -----------  -----------  -----------   -----------
NET ASSETS AT DECEMBER 31, 2007                       $ 9,273,507  $11,505,586  $ 3,299,079   $17,581,106
                                                      ===========  ===========  ===========   ===========

See accompanying notes.

                                                                        JANUS       LINCOLN VIPT   LINCOLN VIPT
                                                         FIDELITY    ASPEN SERIES   BARON GROWTH     COHEN &     LINCOLN VIPT
                                                        VIP GROWTH     WORLDWIDE   OPPORTUNITIES  STEERS GLOBAL    DELAWARE
                                                      SERVICE CLASS      GROWTH    SERVICE CLASS   REAL ESTATE       BOND
                                                        SUBACCOUNT    SUBACCOUNT     SUBACCOUNT     SUBACCOUNT    SUBACCOUNT
-----------------------------------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2006                          $ 2,719,249    $ 3,213,407   $ 3,104,802      $    --      $ 9,614,892
Changes From Operations:
   - Net investment income (loss)                          (15,284)       (11,983)      (34,488)          --          433,428
   - Net realized gain (loss) on investments                (4,480)      (283,411)       21,429           --           (9,621)
   - Net change in unrealized appreciation or
     depreciation on investments                           182,640        257,261       543,341           --           24,054
                                                       -----------    -----------   -----------      -------      -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   OPERATIONS                                              162,876        (38,133)      530,282           --          447,861
Change From Unit Transactions:
   Accumulation Units:
   - Contract purchases                                  1,132,101        210,930     1,775,119           --        6,639,209
   - Contract withdrawals                               (1,224,222)    (3,386,204)     (694,275)          --       (3,930,837)
                                                       -----------    -----------   -----------      -------      -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   UNIT TRANSACTIONS                                       (92,121)    (3,175,274)    1,080,844           --        2,708,372
                                                       -----------    -----------   -----------      -------      -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS                     70,755     (3,213,407)    1,611,126           --        3,156,233
                                                       -----------    -----------   -----------      -------      -----------
NET ASSETS AT DECEMBER 31, 2006                          2,790,004             --     4,715,928           --       12,771,125
Changes From Operations:
   - Net investment income (loss)                           (7,048)            --       (50,261)          48          613,000
   - Net realized gain (loss) on investments               150,539             --       675,798          231          (24,708)
   - Net change in unrealized appreciation or
     depreciation on investments                           588,560             --      (533,976)      (4,664)          45,665
                                                       -----------    -----------   -----------      -------      -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   OPERATIONS                                              732,051             --        91,561       (4,385)         633,957
Change From Unit Transactions:
   Accumulation Units:
   - Contract purchases                                  1,141,050             --     2,275,629       64,217        4,635,890
   - Contract withdrawals                                 (772,371)            --    (1,117,548)      (4,592)      (2,882,341)
                                                       -----------    -----------   -----------      -------      -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   UNIT TRANSACTIONS                                       368,679             --     1,158,081       59,625        1,753,549
                                                       -----------    -----------   -----------      -------      -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS                  1,100,730             --     1,249,642       55,240        2,387,506
                                                       -----------    -----------   -----------      -------      -----------
NET ASSETS AT DECEMBER 31, 2007                        $ 3,890,734    $        --   $ 5,965,570      $55,240      $15,158,631
                                                       ===========    ===========   ===========      =======      ===========

                                                       LINCOLN VIPT                LINCOLN VIPT   LINCOLN VIPT
                                                         DELAWARE    LINCOLN VIPT    DELAWARE       DELAWARE
                                                        GROWTH AND     DELAWARE       SOCIAL        SPECIAL
                                                          INCOME        MANAGED      AWARENESS   OPPORTUNITIES
                                                        SUBACCOUNT    SUBACCOUNT    SUBACCOUNT     SUBACCOUNT
--------------------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2006                          $ 20,011,016  $ 11,229,397   $11,425,663   $ 7,471,588
Changes From Operations:
   - Net investment income (loss)                            72,586       214,563        14,763        52,689
   - Net realized gain (loss) on investments               (366,874)       69,365       108,751       518,869
   - Net change in unrealized appreciation or
     depreciation on investments                          2,308,514       869,495     1,198,709       714,810
                                                       ------------  ------------   -----------   -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   OPERATIONS                                             2,014,226     1,153,423     1,322,223     1,286,368
Change From Unit Transactions:
   Accumulation Units:
   - Contract purchases                                  11,498,874    10,901,792     9,344,518     7,536,799
   - Contract withdrawals                               (15,869,663)  (10,109,407)   (9,526,456)   (5,824,073)
                                                       ------------  ------------   -----------   -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   UNIT TRANSACTIONS                                     (4,370,789)      792,385      (181,938)    1,712,726
                                                       ------------  ------------   -----------   -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS                  (2,356,563)    1,945,808     1,140,285     2,999,094
                                                       ------------  ------------   -----------   -----------
NET ASSETS AT DECEMBER 31, 2006                          17,654,453    13,175,205    12,565,948    10,470,682
Changes From Operations:
   - Net investment income (loss)                            80,459       265,643        22,420        24,664
   - Net realized gain (loss) on investments                205,755       521,172       264,312     1,364,198
   - Net change in unrealized appreciation or
     depreciation on investments                            694,798      (261,406)        3,721    (1,050,721)
                                                       ------------  ------------   -----------   -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   OPERATIONS                                               981,012       525,409       290,453       338,141
Change From Unit Transactions:
   Accumulation Units:
   - Contract purchases                                   3,563,398     3,240,962     1,614,550     4,108,903
   - Contract withdrawals                                (4,427,540)   (2,080,875)   (2,152,866)   (3,623,945)
                                                       ------------  ------------   -----------   -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   UNIT TRANSACTIONS                                       (864,142)    1,160,087      (538,316)      484,958
                                                       ------------  ------------   -----------   -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS                     116,870     1,685,496      (247,863)      823,099
                                                       ------------  ------------   -----------   -----------
NET ASSETS AT DECEMBER 31, 2007                        $ 17,771,323  $ 14,860,701   $12,318,085   $11,293,781
                                                       ============  ============   ===========   ===========

                                                                     LINCOLN VIPT   LINCOLN VIPT
                                                         LINCOLN         JANUS        MONDRIAN    LINCOLN VIPT
                                                         VIPT FI        CAPITAL    INTERNATIONAL      MONEY
                                                      EQUITY-INCOME  APPRECIATION      VALUE         MARKET
                                                        SUBACCOUNT    SUBACCOUNT     SUBACCOUNT    SUBACCOUNT
--------------------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2006                          $14,240,912    $ 5,963,646   $ 6,273,461    $ 4,735,979
Changes From Operations:
   - Net investment income (loss)                           80,737        (37,812)      189,609        206,078
   - Net realized gain (loss) on investments             1,344,656       (107,070)      350,137             --
   - Net change in unrealized appreciation or
     depreciation on investments                            84,872        655,159     1,543,586             --
                                                       -----------    -----------   -----------    -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   OPERATIONS                                            1,510,265        510,277     2,083,332        206,078
Change From Unit Transactions:
   Accumulation Units:
   - Contract purchases                                  9,785,090      2,597,553     9,288,483      9,060,855
   - Contract withdrawals                               (9,696,613)    (2,777,765)   (7,272,537)    (7,929,283)
                                                       -----------    -----------   -----------    -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   UNIT TRANSACTIONS                                        88,477       (180,212)    2,015,946      1,131,572
                                                       -----------    -----------   -----------    -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS                  1,598,742        330,065     4,099,278      1,337,650
                                                       -----------    -----------   -----------    -----------
NET ASSETS AT DECEMBER 31, 2006                         15,839,654      6,293,711    10,372,739      6,073,629
Changes From Operations:
   - Net investment income (loss)                           82,500        (34,382)      168,992        357,280
   - Net realized gain (loss) on investments             1,780,277        151,726       792,146             --
   - Net change in unrealized appreciation or
     depreciation on investments                        (1,306,556)     1,107,065       241,734             --
                                                       -----------    -----------   -----------    -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   OPERATIONS                                              556,221      1,224,409     1,202,872        357,280
Change From Unit Transactions:
   Accumulation Units:
   - Contract purchases                                  3,120,447      1,051,574     5,373,732     11,185,776
   - Contract withdrawals                               (3,324,546)    (1,212,988)   (3,333,831)    (7,758,211)
                                                       -----------    -----------   -----------    -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   UNIT TRANSACTIONS                                      (204,099)      (161,414)    2,039,901      3,427,565
                                                       -----------    -----------   -----------    -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS                    352,122      1,062,995     3,242,773      3,784,845
                                                       -----------    -----------   -----------    -----------
NET ASSETS AT DECEMBER 31, 2007                        $16,191,776    $ 7,356,706   $13,615,512    $ 9,858,474
                                                       ===========    ===========   ===========    ===========

See accompanying notes.

                                                                                  LINCOLN VIPT
                                                                                  T. ROWE PRICE
                                                      LINCOLN VIPT  LINCOLN VIPT    STRUCTURED     LINCOLN VIPT     LINCOLN VIPT
                                                         S&P 500      SMALL-CAP      MID-CAP         UBS GLOBAL    WILSHIRE 2010
                                                          INDEX         INDEX         GROWTH     ASSET ALLOCATION     PROFILE
                                                       SUBACCOUNT    SUBACCOUNT     SUBACCOUNT       SUBACCOUNT      SUBACCOUNT
--------------------------------------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2006                            $    --       $    --      $3,071,287      $1,837,921        $    --
Changes From Operations:
   - Net investment income (loss)                             --            --         (27,703)         12,218             --
   - Net realized gain (loss) on investments                  --            --           9,035         117,534             --
   - Net change in unrealized appreciation or
     depreciation on investments                              --            --         287,524         144,229             --
                                                         -------       -------      ----------      ----------        -------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   OPERATIONS                                                 --            --         268,856         273,981             --
Change From Unit Transactions:
   Accumulation Units:
   - Contract purchases                                       --            --       1,125,289         658,689             --
   - Contract withdrawals                                     --            --        (951,674)       (351,360)            --
                                                         -------       -------      ----------      ----------        -------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   UNIT TRANSACTIONS                                          --            --         173,615         307,329             --
                                                         -------       -------      ----------      ----------        -------
TOTAL INCREASE (DECREASE) IN NET ASSETS                       --            --         442,471         581,310             --
                                                         -------       -------      ----------      ----------        -------
NET ASSETS AT DECEMBER 31, 2006                               --            --       3,513,758       2,419,231             --
Changes From Operations:
   - Net investment income (loss)                             47            35         (33,685)         25,167             54
   - Net realized gain (loss) on investments                  (7)            2          65,907         189,177             --
   - Net change in unrealized appreciation or
     depreciation on investments                             267          (361)        423,380         (75,532)            81
                                                         -------       -------      ----------      ----------        -------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   OPERATIONS                                                307          (324)        455,602         138,812            135
Change From Unit Transactions:
   Accumulation Units:
   - Contract purchases                                   38,354        16,495         925,798       1,164,215         27,942
   - Contract withdrawals                                   (913)          (84)       (615,533)       (765,454)            --
                                                         -------       -------      ----------      ----------        -------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   UNIT TRANSACTIONS                                      37,441        16,411         310,265         398,761         27,942
                                                         -------       -------      ----------      ----------        -------
TOTAL INCREASE (DECREASE) IN NET ASSETS                   37,748        16,087         765,867         537,573         28,077
                                                         -------       -------      ----------      ----------        -------
NET ASSETS AT DECEMBER 31, 2007                          $37,748       $16,087      $4,279,625      $2,956,804        $28,077
                                                         =======       =======      ==========      ==========        =======

                                                                                                   LINCOLN VIPT
                                                       LINCOLN VIPT   LINCOLN VIPT   LINCOLN VIPT    WILSHIRE
                                                      WILSHIRE 2020  WILSHIRE 2030  WILSHIRE 2040   AGGRESSIVE
                                                         PROFILE        PROFILE        PROFILE        PROFILE
                                                        SUBACCOUNT     SUBACCOUNT     SUBACCOUNT    SUBACCOUNT
---------------------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2006                            $    --        $    --        $    --      $   86,018
Changes From Operations:
   - Net investment income (loss)                             --             --             --           1,925
   - Net realized gain (loss) on investments                  --             --             --           3,861
   - Net change in unrealized appreciation or
     depreciation on investments                              --             --             --         152,457
                                                         -------        -------        -------      ----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   OPERATIONS                                                 --             --             --         158,243
Change From Unit Transactions:
   Accumulation Units:
   - Contract purchases                                       --             --             --       1,877,367
   - Contract withdrawals                                     --             --             --        (163,828)
                                                         -------        -------        -------      ----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   UNIT TRANSACTIONS                                          --             --             --       1,713,539
                                                         -------        -------        -------      ----------
TOTAL INCREASE (DECREASE) IN NET ASSETS                       --             --             --       1,871,782
                                                         -------        -------        -------      ----------
NET ASSETS AT DECEMBER 31, 2006                               --             --             --       1,957,800
Changes From Operations:
   - Net investment income (loss)                             27             40             94           1,083
   - Net realized gain (loss) on investments                   1            (21)            --          91,507
   - Net change in unrealized appreciation or
     depreciation on investments                             645            347           (356)        143,507
                                                         -------        -------        -------      ----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   OPERATIONS                                                673            366           (262)        236,097
Change From Unit Transactions:
   Accumulation Units:
   - Contract purchases                                   41,118         47,664         31,984       1,704,615
   - Contract withdrawals                                     (2)          (469)          (499)       (475,794)
                                                         -------        -------        -------      ----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   UNIT TRANSACTIONS                                      41,116         47,195         31,485       1,228,821
                                                         -------        -------        -------      ----------
TOTAL INCREASE (DECREASE) IN NET ASSETS                   41,789         47,561         31,223       1,464,918
                                                         -------        -------        -------      ----------
NET ASSETS AT DECEMBER 31, 2007                          $41,789        $47,561        $31,223      $3,422,718
                                                         =======        =======        =======      ==========

                                                                                                      LINCOLN VIPT
                                                                          LINCOLN VIPT  LINCOLN VIPT    WILSHIRE
                                                                            WILSHIRE      WILSHIRE     MODERATELY
                                                                          CONSERVATIVE    MODERATE     AGGRESSIVE    MFS VIT
                                                                             PROFILE      PROFILE       PROFILE     UTILITIES
                                                                           SUBACCOUNT    SUBACCOUNT    SUBACCOUNT   SUBACCOUNT
-------------------------------------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2006                                              $   59,308    $  421,080    $  291,636   $1,686,788
Changes From Operations:
   - Net investment income (loss)                                               3,664         8,153         7,987       17,965
   - Net realized gain (loss) on investments                                    2,114         1,720           515      145,083
   - Net change in unrealized appreciation or depreciation on investments      20,394       149,883       161,408      413,816
                                                                           ----------    ----------    ----------   ----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                26,172       159,756       169,910      576,864
Change From Unit Transactions:
   Accumulation Units:
   - Contract purchases                                                       497,934     1,879,863     1,817,123    1,742,781
   - Contract withdrawals                                                     (28,397)      (86,945)      (38,972)    (804,163)
                                                                           ----------    ----------    ----------   ----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS        469,537     1,792,918     1,778,151      938,618
                                                                           ----------    ----------    ----------   ----------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                       495,709     1,952,674     1,948,061    1,515,482
                                                                           ----------    ----------    ----------   ----------
NET ASSETS AT DECEMBER 31, 2006                                               555,017     2,373,754     2,239,697    3,202,270
Changes From Operations:
   - Net investment income (loss)                                              15,757        28,632        35,528       (3,524)
   - Net realized gain (loss) on investments                                   11,218        53,363        53,862      371,918
   - Net change in unrealized appreciation or depreciation on investments      36,153       185,331       156,339      729,479
                                                                           ----------    ----------    ----------   ----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                63,128       267,326       245,729    1,097,873
Change From Unit Transactions:
   Accumulation Units:
   - Contract purchases                                                     1,225,511     2,838,134     2,609,422    3,581,846
   - Contract withdrawals                                                    (238,513)     (627,865)     (373,525)    (850,677)
                                                                           ----------    ----------    ----------   ----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS        986,998     2,210,269     2,235,897    2,731,169
                                                                           ----------    ----------    ----------   ----------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                     1,050,126     2,477,595     2,481,626    3,829,042
                                                                           ----------    ----------    ----------   ----------
NET ASSETS AT DECEMBER 31, 2007                                            $1,605,143    $4,851,349    $4,721,323   $7,031,312
                                                                           ==========    ==========    ==========   ==========

See accompanying notes.

                                                                                                     PUTNAM VT
                                                                            NB AMT                    HEALTH
                                                                           MID-CAP        NB AMT     SCIENCES
                                                                            GROWTH       PARTNERS    CLASS IB
                                                                          SUBACCOUNT    SUBACCOUNT  SUBACCOUNT
--------------------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2006                                             $ 2,505,965  $   841,633  $ 548,214
Changes From Operations:
   - Net investment income (loss)                                             (25,069)      (3,573)      (531)
   - Net realized gain (loss) on investments                                   74,613      127,909     62,308
   - Net change in unrealized appreciation or depreciation on investments     310,365     (154,873)   (86,709)
                                                                          -----------  -----------  ---------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS               359,909      (30,537)   (24,932)
Change From Unit Transactions:
   Accumulation Units:
   - Contract purchases                                                       958,588      273,431     97,962
   - Contract withdrawals                                                    (644,369)  (1,084,527)  (621,244)
                                                                          -----------  -----------  ---------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS        314,219     (811,096)  (523,282)
                                                                          -----------  -----------  ---------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                       674,128     (841,633)  (548,214)
                                                                          -----------  -----------  ---------
NET ASSETS AT DECEMBER 31, 2006                                             3,180,093           --         --
Changes From Operations:
   - Net investment income (loss)                                             (37,445)          --         --
   - Net realized gain (loss) on investments                                  236,291           --         --
   - Net change in unrealized appreciation or depreciation on investments     556,343           --         --
                                                                          -----------  -----------  ---------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS               755,189           --         --
Change From Unit Transactions:
   Accumulation Units:
   - Contract purchases                                                     2,501,813           --         --
   - Contract withdrawals                                                  (1,127,601)          --         --
                                                                          -----------  -----------  ---------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS      1,374,212           --         --
                                                                          -----------  -----------  ---------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                     2,129,401           --         --
                                                                          -----------  -----------  ---------
NET ASSETS AT DECEMBER 31, 2007                                           $ 5,309,494  $        --  $      --
                                                                          ===========  ===========  =========

NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 2007

1. ACCOUNTING POLICIES AND ACCOUNT INFORMATION

THE VARIABLE ACCOUNT: Lincoln Life Variable Annuity Account Q (Variable Account) is a segregated investment account of The Lincoln National Life Insurance Company (the Company) and is registered with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended, as a unit investment trust. The operations of the Variable Account, which commenced on June 1, 1998, are part of the operations of the Company. The Variable Account consists of a Multi-Fund(R) Group Variable Annuity (GVA) product offering a mortality and expense guarantee reduction for accounts with a value greater than or equal to $5,000,000, but less than $100,000,000, and a further reduction for accounts with a value greater than or equal to $100,000,000.

The assets of the Variable Account are owned by the Company. The Variable Account's assets supporting the annuity contracts may not be used to satisfy liabilities arising from any other business of the Company.

During 2007, Jefferson Pilot Life Insurance Company and Jefferson Pilot Financial Insurance Company merged into The Lincoln National Life Insurance Company. The merger did not affect the assets and liabilities of Lincoln Life Variable Annuity Account Q.

BASIS OF PRESENTATION: The accompanying financial statements have been prepared in accordance with accounting principles generally accepted in the United States for unit investment trusts.

In September 2006, the Financial Accounting Standards Board (FASB) issued FASB Statement No. 157 "Fair Value Measurements" (Statement 157). Statement 157 establishes a framework for measuring fair value in U.S. generally accepted accounting principles, clarifies the definition of fair value within that framework and expands disclosures about the use of fair value measurements. Statement 157 is intended to increase consistency and comparability among fair value estimates used in financial reporting. Statement 157 is effective for fiscal years beginning after November 15, 2007. Management does not expect the adoption of Statement 157 to have a material impact on the amounts reported in the financial statements.

INVESTMENTS: The assets of the Variable Accounts are divided into variable subaccounts, each of which is invested in shares of forty-one mutual funds (the Funds) of eight diversified open-end management investment companies, each Fund with its own investment objective. The Funds are:

AllianceBernstein Variable Products Series Fund, Inc. (ABVPSF):
     ABVPSF Global Technology Class B Fund
     ABVPSF Growth and Income Class B Fund

American Funds Insurance Series (American Funds):
     American Funds Global Growth Class 2 Fund
     American Funds Growth Class 2 Fund
     American Funds Growth-Income Class 2 Fund
     American Funds International Class 2 Fund

Delaware VIP Trust (Delaware VIPT)*:
     Delaware VIPT Diversified Income Series
     Delaware VIPT High Yield Series
     Delaware VIPT REIT Series
     Delaware VIPT Small Cap Value Service Class Series
     Delaware VIPT Trend Series
     Delaware VIPT Value Series

DWS Scudder VIP Funds (DWS VIP):
     DWS VIP Equity 500 Index Fund
     DWS VIP Small Cap Index Fund

Fidelity Variable Insurance Products Fund (Fidelity VIP):
     Fidelity VIP Contrafund Service Class Portfolio
     Fidelity VIP Growth Service Class Portfolio

Lincoln Variable Insurance Products Trust (Lincoln VIPT)*:
     Lincoln VIPT Baron Growth Opportunities Service Class
     Lincoln VIPT Cohen & Steers Global Real Estate
     Lincoln VIPT Delaware Bond
     Lincoln VIPT Delaware Growth and Income
     Lincoln VIPT Delaware Managed
     Lincoln VIPT Delaware Social Awareness
     Lincoln VIPT Delaware Special Opportunities
     Lincoln VIPT FI Equity-Income
     Lincoln VIPT Janus Capital Appreciation
     Lincoln VIPT Mondrian International Value
     Lincoln VIPT Money Market
     Lincoln VIPT S&P 500 Index
     Lincoln VIPT Small-Cap Index
     Lincoln VIPT T. Rowe Price Structured Mid-Cap Growth
     Lincoln VIPT UBS Global Asset Allocation
     Lincoln VIPT Wilshire 2010 Profile
     Lincoln VIPT Wilshire 2020 Profile
     Lincoln VIPT Wilshire 2030 Profile
     Lincoln VIPT Wilshire 2040 Profile
     Lincoln VIPT Wilshire Aggressive Profile
     Lincoln VIPT Wilshire Conservative Profile
     Lincoln VIPT Wilshire Moderate Profile
     Lincoln VIPT Wilshire Moderately Aggressive Profile

MFS Variable Insurance Trust (MFS VIT):
     MFS VIT Utilities Series

Neuberger Berman Advisors Management Trust (NB AMT):
     NB AMT Mid-Cap Growth Fund

*    Denotes an affiliate of The Lincoln National Life Insurance Company.

Investments in the Funds are stated at the closing net asset value per share on December 31, 2007, which approximates fair value. The difference between cost and fair value is reflected as unrealized appreciation or depreciation of investments.

Investment transactions are accounted for on a trade date basis. The cost of investments sold is determined by the average cost method.

DIVIDENDS: Dividends paid to the Variable Account are automatically reinvested in shares of the Funds on the payable date. Dividend income is recorded on the ex-dividend date.

FEDERAL INCOME TAXES: Operations of the Variable Account form a part of and are taxed with operations of the Company, which is taxed as a "life insurance company" under the Internal Revenue Code. The Variable Account will not be taxed as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended. Under current federal income tax law, no federal income taxes are payable with respect to the Variable Account's net investment income and the net realized gain on investments.

NEW INVESTMENT FUNDS AND FUND NAME CHANGES:

During 2006, the Scudder Investments VIT Funds (Scudder VIT) family of funds changed its name to DWS Scudder VIP Funds (DWS VIP).

During 2007, the Lincoln VIPT Cohen & Steers Global Real Estate Fund, the Lincoln VIPT S&P 500 Index Fund, the Lincoln VIPT Small-Cap Index Fund, the Lincoln VIPT Wilshire 2010 Profile Fund, the Lincoln VIPT Wilshire 2020 Profile Fund, the Lincoln VIPT Wilshire 2030 Profile Fund and the Lincoln VIPT Wilshire 2040 Profile Fund became available as investment options for Account Contract owners. Accordingly, the 2007 statement of operations and statements of changes in net assets and total return and investment income ratios in note 3 for these subaccounts are for the period from the commencement of operations to December 31, 2007.

Also during 2007 the following funds changed their names:

PREVIOUS FUND NAME                               NEW FUND NAME
----------------------------------------------------------------------------------------------------------
Lincoln VIPT Bond Fund                           Lincoln VIPT Delaware Bond Fund
Lincoln VIPT Growth and Income Fund              Lincoln VIPT Delaware Growth and Income Fund
Lincoln VIPT Managed Fund                        Lincoln VIPT Delaware Managed Fund
Lincoln VIPT Social Awareness Fund               Lincoln VIPT Delaware Social Awareness Fund
Lincoln VIPT Special Opportunities Fund          Lincoln VIPT Delaware Special Opportunities Fund
Lincoln VIPT Equity-Income Fund                  Lincoln VIPT FI Equity-Income Fund
Lincoln VIPT Capital Appreciation Fund           Lincoln VIPT Janus Capital Appreciation Fund
Lincoln VIPT International Fund                  Lincoln VIPT Mondrian International Value Fund
Lincoln VIPT Aggressive Growth Fund              Lincoln VIPT T. Rowe Price Structured Mid-Cap Growth Fund
Lincoln VIPT Global Asset Allocation Fund        Lincoln VIPT UBS Global Asset Allocation Fund
Lincoln VIPT Aggressive Profile Fund             Lincoln VIPT Wilshire Aggressive Profile Fund
Lincoln VIPT Conservative Profile Fund           Lincoln VIPT Wilshire Conservative Profile Fund
Lincoln VIPT Moderate Profile Fund               Lincoln VIPT Wilshire Moderate Profile Fund
Lincoln VIPT Moderately Aggressive Profile Fund  Lincoln VIPT Wilshire Moderately Aggressive Profile Fund

FUND CLOSINGS: During 2006, the ABVPSF Growth Class B Fund, the Delaware VIP Global Bond Series, the Janus Aspen Worldwide Growth Portfolio, the NB AMT Partners Portfolio and the Putnam VT Health Sciences Class IB Fund ceased to be available as an investment option to Variable Account Contract owners.

2. MORTALITY AND EXPENSE GUARANTEES AND OTHER TRANSACTIONS WITH AFFILIATES

Amounts are paid to the Company for mortality and expense guarantees at a percentage of the current value of the Variable Account each day. The rates are as follows:

- Multi-Fund(R) GVA with account value greater than or equal to $100,000,000 at a daily rate of .0015068493% ( .550% on an annual basis).

- Multi-Fund(R) GVA with account value greater than or equal to $5,000,000, but less than $100,000,000, at a daily rate of .0020547945% ( .750% on an annual basis).

- Multi-Fund(R) GVA with account value less than $5,000,000 at a daily rate of .00274525% ( 1.002% on an annual basis).

No amounts were retained by the Company for total or partial withdrawals of account balances. The Company is responsible for all sales, general, and administrative expenses applicable to the Variable Account.

3. FINANCIAL HIGHLIGHTS

A summary of the fee rates, unit values, units outstanding, net assets and total return and investment income ratios for variable annuity contracts as of and for each year or period in the five years ended December 31, 2007 follows.

                                MINIMUM  MAXIMUM  MINIMUM   MAXIMUM                              MINIMUM    MAXIMUM   INVESTMENT
                  COMMENCEMENT    FEE      FEE      UNIT      UNIT       UNITS                   TOTAL       TOTAL      INCOME
SUBACCOUNT  YEAR     DATE(1)    RATE(2)  RATE(2)  VALUE(3)  VALUE(3)  OUTSTANDING   NET ASSETS  RETURN(4)  RETURN(4)   RATIO(5)
--------------------------------------------------------------------------------------------------------------------------------
ABVPSF GLOBAL TECHNOLOGY CLASS B
            2007                 0.55%    1.002%   $ 6.07    $ 6.20      245,740   $ 1,505,591    18.70%     19.23%      0.00%
            2006                 0.55%    1.002%     5.11      5.20      204,500     1,055,142     7.30%      7.57%      0.00%
            2005                 0.75%    1.002%     4.76      4.83      172,700       828,840     2.61%      2.87%      0.00%
            2004                 0.75%    1.002%     4.64      4.70      147,348       688,215     4.04%      4.30%      0.00%
            2003                 0.75%    1.002%     4.46      4.50       85,885       384,485    42.36%     42.72%      0.00%

ABVPSF GROWTH CLASS B
            2005                 0.75%    1.002%     7.77      7.88       74,109       578,894    10.52%     10.80%      0.00%
            2004                 0.75%    1.002%     7.03      7.11       59,946       423,456    13.39%     13.67%      0.00%
            2003                 0.75%    1.002%     6.20      6.26       37,078       230,493    33.36%     33.70%      0.00%

ABVPSF GROWTH AND INCOME CLASS B
            2007                 0.55%    1.002%    13.86     14.02      260,358     3,634,046     3.82%      4.28%      1.21%
            2006                 0.55%    1.002%    13.35     13.44      228,703     3,067,619    15.82%     16.11%      0.66%
            2005                 0.75%    1.002%    11.53     11.58       78,776       911,310     3.55%      3.81%      1.44%
            2004     6/18/04     0.75%    1.002%    11.13     11.15        2,708        30,171     7.65%      7.73%      0.00%

AMERICAN FUNDS GLOBAL GROWTH CLASS 2
            2007                 0.55%    1.002%    17.31     17.52      311,595     5,440,876    13.70%     14.22%      2.96%
            2006                 0.55%    1.002%    15.23     15.33      202,904     3,108,078    19.22%     19.53%      0.85%
            2005                 0.75%    1.002%    12.77     12.83      100,875     1,293,140    12.94%     13.22%      0.69%
            2004     6/18/04     0.75%    1.002%    11.31     11.33       31,057       351,776     9.89%     10.57%      0.00%

AMERICAN FUNDS GROWTH CLASS 2
            2007                 0.55%    1.002%    12.20     12.47    3,837,181    47,566,654    11.23%     11.73%      0.80%
            2006                 0.55%    1.002%    10.97     11.16    3,623,666    40,271,821     9.12%      9.39%      0.84%
            2005                 0.75%    1.002%    10.05     10.20    3,192,120    32,447,262    15.03%     15.32%      0.75%
            2004                 0.75%    1.002%     8.74      8.84    2,485,562    21,919,086    11.38%     11.66%      0.20%
            2003                 0.75%    1.002%     7.85      7.92    1,764,994    13,947,287    35.44%     35.79%      0.13%

AMERICAN FUNDS GROWTH-INCOME CLASS 2
            2007                 0.55%    1.002%    13.64     13.80    1,689,935    23,278,052     4.00%      4.47%      1.68%
            2006                 0.55%    1.002%    13.12     13.20    1,235,415    16,310,774    14.05%     14.34%      1.77%
            2005                 0.75%    1.002%    11.50     11.55      879,946    10,159,341     4.78%      5.04%      1.62%
            2004     5/25/04     0.75%    1.002%    10.98     10.99      443,703     4,877,962     6.41%      8.33%      1.24%

AMERICAN FUNDS INTERNATIONAL CLASS 2
            2007                 0.55%    1.002%    14.36     14.67    1,378,307    20,099,317    18.83%     19.36%      1.65%
            2006                 0.55%    1.002%    12.08     12.29    1,126,477    13,788,160    17.79%     18.09%      1.78%
            2005                 0.75%    1.002%    10.26     10.40      870,024     9,024,057    20.29%     20.60%      1.75%
            2004                 0.75%    1.002%     8.53      8.63      562,680     4,841,834    18.13%     18.43%      1.61%
            2003                 0.75%    1.002%     7.22      7.28      302,771     2,199,947    33.51%     33.85%      1.63%

DELAWARE VIPT DIVERSIFIED INCOME
            2007                 0.55%    1.002%    12.27     12.42      602,113     7,443,239     6.56%      7.04%      2.36%
            2006                 0.55%    1.002%    11.52     11.59      310,894     3,596,126     6.84%      7.11%      0.98%
            2005                 0.75%    1.002%    10.78     10.82      102,943     1,112,786    -1.44%     -1.19%      0.45%
            2004     6/29/04     0.75%    1.002%    10.94     10.95       12,835       140,522     7.48%      8.33%      0.00%

DELAWARE VIPT GLOBAL BOND
            2006                 0.00%    0.000%       --        --           --            --     0.00%      0.00%      1.91%
            2005                 0.75%    1.002%     1.66      1.69      722,275     1,211,309    -9.56%     -9.34%     12.47%
            2004                 0.75%    1.002%     1.84      1.87      486,442       899,248    11.88%     12.16%     11.76%
            2003                 0.75%    1.002%     1.64      1.66      456,688       754,715    19.17%     19.47%      1.39%

DELAWARE VIPT HIGH YIELD
            2007                 0.55%    1.002%    11.64     11.75      126,646     1,480,925     1.77%      2.23%      3.31%
            2006                 0.55%    1.002%    11.44     11.48       35,074       401,985    11.33%     11.61%      3.09%
            2005     7/12/05     0.75%    1.002%    10.27     10.29        1,017        10,449    -0.09%      0.89%      0.00%

DELAWARE VIPT REIT
            2007                 0.55%    1.002%    26.63     27.22      287,864     7,744,450   -14.80%    -14.41%      1.40%
            2006                 0.55%    1.002%    31.25     31.78      319,238    10,067,649    31.31%     31.64%      1.69%
            2005                 0.75%    1.002%    23.80     24.15      261,055     6,263,441     6.10%      6.37%      1.69%
            2004                 0.75%    1.002%    22.43     22.70      202,327     4,572,204    30.07%     30.40%      1.79%
            2003                 0.75%    1.002%    17.25     17.41      127,086     2,204,724    32.69%     33.02%      2.12%

                                MINIMUM  MAXIMUM  MINIMUM   MAXIMUM                              MINIMUM    MAXIMUM   INVESTMENT
                  COMMENCEMENT    FEE      FEE      UNIT      UNIT       UNITS                   TOTAL       TOTAL      INCOME
SUBACCOUNT  YEAR     DATE(1)    RATE(2)  RATE(2)  VALUE(3)  VALUE(3)  OUTSTANDING   NET ASSETS  RETURN(4)  RETURN(4)   RATIO(5)
--------------------------------------------------------------------------------------------------------------------------------
DELAWARE VIPT SMALL CAP VALUE SERVICE CLASS
            2007                 0.55%    1.002%   $ 1.84    $ 1.87    4,433,017   $ 8,227,840    -7.77%     -7.35%      0.25%
            2006                 0.55%    1.002%     1.99      2.02    3,882,110     7,790,468    14.73%     15.02%      0.02%
            2005                 0.75%    1.002%     1.74      1.76    3,022,566     5,280,460     8.06%      8.33%      0.13%
            2004                 0.75%    1.002%     1.61      1.62    1,752,398     2,827,499    19.95%     20.25%      0.02%
            2003                 0.75%    1.002%     1.34      1.35      767,377     1,029,828    40.25%     40.61%      0.20%

DELAWARE VIPT TREND
            2007                 0.55%    1.002%     2.58      2.65    3,132,915     8,230,021     9.64%     10.14%      0.00%
            2006                 0.55%    1.002%     2.35      2.41    3,104,466     7,420,654     6.52%      6.79%      0.00%
            2005                 0.75%    1.002%     2.21      2.25    2,874,151     6,435,495     4.80%      5.07%      0.00%
            2004                 0.75%    1.002%     2.11      2.14    2,971,760     6,342,006    11.48%     11.76%      0.00%
            2003                 0.75%    1.002%     1.89      1.92    2,708,085     5,177,280    33.75%     34.09%      0.00%

DELAWARE VIPT VALUE
            2007                 0.55%    1.002%     2.35      2.41    3,876,153     9,273,507    -3.69%     -3.26%      1.52%
            2006                 0.55%    1.002%     2.44      2.49    3,452,641     8,547,165    22.86%     23.17%      1.45%
            2005                 0.75%    1.002%     1.98      2.02    2,727,325     5,485,916     4.97%      5.24%      1.53%
            2004                 0.75%    1.002%     1.89      1.92    2,264,739     4,332,060    13.79%     14.07%      1.52%
            2003                 0.75%    1.002%     1.66      1.68    2,381,089     3,997,997    27.02%     27.34%      1.84%

DWS VIP EQUITY 500 INDEX
            2007                 0.55%    1.002%    11.34     11.63      999,394    11,505,586     4.25%      4.72%      1.48%
            2006                 0.55%    1.002%    10.88     11.09    1,123,369    12,385,607    14.37%     14.66%      0.97%
            2005                 0.75%    1.002%     9.51      9.68      836,894     8,057,748     3.63%      3.89%      1.51%
            2004                 0.75%    1.002%     9.18      9.31      866,070     8,039,235     9.49%      9.77%      1.13%
            2003                 0.75%    1.002%     8.39      8.48      897,399     7,598,536    26.88%     27.20%      1.17%

DWS VIP SMALL CAP INDEX
            2007                 0.55%    1.002%    17.39     17.83      186,871     3,299,079    -2.88%     -2.44%      0.88%
            2006                 0.55%    1.002%    17.91     18.26      189,558     3,439,926    16.32%     16.61%      0.60%
            2005                 0.75%    1.002%    15.39     15.66      156,009     2,430,328     3.22%      3.48%      0.64%
            2004                 0.75%    1.002%    14.91     15.13      139,023     2,096,030    16.58%     16.88%      0.44%
            2003                 0.75%    1.002%    12.79     12.95      110,356     1,425,213    44.97%     45.33%      0.83%

FIDELITY VIP CONTRAFUND SERVICE CLASS
            2007                 0.55%    1.002%    17.57     18.00      984,069    17,581,106    16.34%     16.86%      0.91%
            2006                 0.55%    1.002%    15.10     15.39      901,417    13,813,981    10.48%     10.76%      1.14%
            2005                 0.75%    1.002%    13.67     13.90      736,255    10,194,974    15.68%     15.97%      0.17%
            2004                 0.75%    1.002%    11.81     11.98      541,241     6,469,317    14.19%     14.48%      0.22%
            2003                 0.75%    1.002%    10.35     10.47      408,201     4,264,114    27.07%     27.39%      0.33%

FIDELITY VIP GROWTH SERVICE CLASS
            2007                 0.55%    1.002%    11.45     11.74      335,473     3,890,734    25.61%     26.17%      0.60%
            2006                 0.55%    1.002%     9.12      9.30      302,394     2,790,004     5.67%      5.93%      0.28%
            2005                 0.75%    1.002%     8.63      8.77      311,752     2,719,249     4.62%      4.88%      0.38%
            2004                 0.75%    1.002%     8.25      8.37      380,341     3,169,968     2.23%      2.49%      0.17%
            2003                 0.75%    1.002%     8.07      8.16      434,629     3,539,829    31.46%     31.79%      0.22%

JANUS ASPEN SERIES WORLDWIDE GROWTH
            2005                 0.75%    1.002%     9.50      9.66      334,649     3,213,407     4.81%      5.07%      1.39%
            2004                 0.75%    1.002%     9.06      9.20      380,362     3,480,309     3.73%      4.00%      0.94%
            2003                 0.75%    1.002%     8.74      8.84      507,295     4,472,969    22.76%     23.06%      1.10%

LINCOLN VIPT BARON GROWTH OPPORTUNITIES SERVICE CLASS
            2007                 0.55%    1.002%    20.03     20.53      294,591     5,965,570     2.39%      2.85%      0.00%
            2006                 0.55%    1.002%    19.57     19.95      238,975     4,715,928    14.37%     14.66%      0.00%
            2005                 0.75%    1.002%    17.11     17.40      180,206     3,104,802     2.33%      2.59%      0.00%
            2004                 0.75%    1.002%    16.72     16.96      108,816     1,829,490    24.39%     24.70%      0.00%
            2003                 0.75%    1.002%    13.44     13.60       64,323       867,917    28.72%     29.04%      0.00%

LINCOLN VIPT COHEN & STEERS GLOBAL REAL ESTATE
            2007     6/12/07     0.55%    1.002%     8.26      8.29        6,679        55,240   -12.63%     -4.43%      0.65%

LINCOLN VIPT DELAWARE BOND
            2007                 0.55%    1.002%     7.58      7.79    1,966,018    15,158,631     4.39%      4.87%      5.18%
            2006                 0.55%    1.002%     7.26      7.42    1,733,233    12,771,125     3.67%      3.93%      4.85%
            2005                 0.75%    1.002%     7.00      7.14    1,356,120     9,614,892     1.62%      1.87%      4.65%
            2004                 0.75%    1.002%     6.89      7.01    1,018,689     7,096,374     4.25%      4.52%      4.29%
            2003                 0.75%    1.002%     6.61      6.71      878,146     5,861,135     6.21%      6.48%      4.44%

                                MINIMUM  MAXIMUM  MINIMUM   MAXIMUM                              MINIMUM    MAXIMUM   INVESTMENT
                  COMMENCEMENT    FEE      FEE      UNIT      UNIT       UNITS                   TOTAL       TOTAL      INCOME
SUBACCOUNT  YEAR     DATE(1)    RATE(2)  RATE(2)  VALUE(3)  VALUE(3)  OUTSTANDING   NET ASSETS  RETURN(4)  RETURN(4)   RATIO(5)
--------------------------------------------------------------------------------------------------------------------------------
LINCOLN VIPT DELAWARE GROWTH AND INCOME
            2007                 0.55%    1.002%   $14.12    $14.50    1,232,783   $17,771,323     5.06%      5.54%      1.15%
            2006                 0.55%    1.002%    13.44     13.73    1,290,132    17,654,453    11.24%     11.52%      1.14%
            2005                 0.75%    1.002%    12.08     12.31    1,629,512    20,011,016     4.49%      4.75%      1.33%
            2004                 0.75%    1.002%    11.56     11.75    1,671,383    19,607,806    10.87%     11.15%      1.27%
            2003                 0.75%    1.002%    10.43     10.57    1,811,178    19,129,401    28.42%     28.75%      1.21%

LINCOLN VIPT DELAWARE MANAGED
            2007                 0.55%    1.002%     7.30      7.50    1,988,790    14,860,701     3.54%      4.01%      2.47%
            2006                 0.55%    1.002%     7.05      7.21    1,832,523    13,175,205     9.47%      9.74%      2.49%
            2005                 0.75%    1.002%     6.44      6.57    1,713,911    11,229,397     3.48%      3.74%      2.58%
            2004                 0.75%    1.002%     6.22      6.33    1,353,968     8,553,818     8.90%      9.18%      2.44%
            2003                 0.75%    1.002%     5.72      5.80      833,194     4,820,875    21.67%     21.98%      2.33%

LINCOLN VIPT DELAWARE SOCIAL AWARENESS
            2007                 0.55%    1.002%     7.71      7.92    1,566,536    12,318,085     1.94%      2.40%      0.86%
            2006                 0.55%    1.002%     7.56      7.72    1,633,029    12,565,948    11.19%     11.47%      0.88%
            2005                 0.75%    1.002%     6.80      6.93    1,654,251    11,425,663    10.91%     11.19%      0.87%
            2004                 0.75%    1.002%     6.13      6.23    1,613,304    10,030,205    11.58%     11.86%      0.94%
            2003                 0.75%    1.002%     5.49      5.57    1,687,487     9,386,922    30.55%     30.88%      0.89%

LINCOLN VIPT DELAWARE SPECIAL OPPORTUNITIES
            2007                 0.55%    1.002%    18.25     18.75      607,929    11,293,781     2.77%      3.24%      0.96%
            2006                 0.55%    1.002%    17.76     18.15      580,635    10,470,682    14.90%     15.18%      1.37%
            2005                 0.75%    1.002%    15.46     15.75      476,787     7,471,588    14.49%     14.78%      1.31%
            2004                 0.75%    1.002%    13.50     13.72      316,369     4,323,405    21.54%     21.85%      1.34%
            2003                 0.75%    1.002%    11.11     11.26      238,815     2,681,282    32.65%     33.00%      1.43%

LINCOLN VIPT FI EQUITY-INCOME
            2007                 0.55%    1.002%     3.55      3.65    4,471,583    16,191,776     3.31%      3.78%      1.22%
            2006                 0.55%    1.002%     3.44      3.51    4,534,963    15,839,654    10.16%     10.44%      1.32%
            2005                 0.75%    1.002%     3.12      3.18    4,500,549    14,240,912     3.45%      3.71%      1.19%
            2004                 0.75%    1.002%     3.01      3.06    4,183,785    12,771,649     8.67%      8.95%      1.15%
            2003                 0.75%    1.002%     2.77      2.81    3,401,540     9,537,529    31.02%     31.35%      1.09%

LINCOLN VIPT JANUS CAPITAL APPRECIATION
            2007                 0.55%    1.002%     2.99      3.07    2,416,022     7,356,706    19.22%     19.76%      0.28%
            2006                 0.55%    1.002%     2.51      2.56    2,470,936     6,293,711     8.58%      8.85%      0.19%
            2005                 0.75%    1.002%     2.31      2.35    2,547,880     5,963,646     3.16%      3.42%      0.25%
            2004                 0.75%    1.002%     2.24      2.28    3,108,601     7,046,212     4.23%      4.50%      0.00%
            2003                 0.75%    1.002%     2.15      2.18    3,780,794     8,212,338    31.14%     31.47%      0.00%

LINCOLN VIPT MONDRIAN INTERNATIONAL VALUE
            2007                 0.55%    1.002%     4.27      4.38    3,128,588    13,615,512    10.38%     10.88%      2.08%
            2006                 0.55%    1.002%     3.87      3.95    2,639,920    10,372,739    28.71%     29.03%      3.13%
            2005                 0.75%    1.002%     3.00      3.06    2,056,975     6,273,461    11.42%     11.70%      2.38%
            2004                 0.75%    1.002%     2.70      2.74    1,126,430     3,078,333    19.73%     20.03%      1.19%
            2003                 0.75%    1.002%     2.25      2.28      827,820     1,886,005    40.21%     40.56%      2.17%

LINCOLN VIPT MONEY MARKET
            2007                 0.55%    1.002%     3.09      3.18    3,148,460     9,858,474     3.92%      4.39%      4.83%
            2006                 0.55%    1.002%     2.97      3.04    2,015,228     6,073,629     3.64%      3.90%      4.61%
            2005                 0.75%    1.002%     2.87      2.93    1,631,121     4,735,979     1.76%      2.02%      2.81%
            2004                 0.75%    1.002%     2.82      2.87    1,380,779     3,931,630    -0.13%      0.13%      0.90%
            2003                 0.75%    1.002%     2.82      2.86    1,225,111     3,486,678    -0.32%     -0.07%      0.69%

LINCOLN VIPT S&P 500 INDEX
            2007     6/15/07     0.75%    1.002%     9.67      9.68        3,899        37,748    -3.87%      1.44%      0.88%

LINCOLN VIPT SMALL-CAP INDEX
            2007     7/13/07     0.75%    1.002%     9.20      9.21        1,748        16,087   -10.44%      0.37%      0.68%

LINCOLN VIPT T. ROWE PRICE STRUCTURED MID-CAP GROWTH
            2007                 0.55%    1.002%     1.90      1.95    2,223,002     4,279,625    12.45%     12.96%      0.00%
            2006                 0.55%    1.002%     1.69      1.72    2,056,260     3,513,758     8.19%      8.46%      0.00%
            2005                 0.75%    1.002%     1.56      1.59    1,946,836     3,071,287     8.72%      8.99%      0.00%
            2004                 0.75%    1.002%     1.43      1.46    1,809,557     2,623,046    12.53%     12.82%      0.00%
            2003                 0.75%    1.002%     1.28      1.29    1,843,823     2,372,947    31.30%     31.63%      0.00%

                                MINIMUM  MAXIMUM  MINIMUM   MAXIMUM                              MINIMUM    MAXIMUM   INVESTMENT
                  COMMENCEMENT    FEE      FEE      UNIT      UNIT       UNITS                   TOTAL       TOTAL      INCOME
SUBACCOUNT  YEAR     DATE(1)    RATE(2)  RATE(2)  VALUE(3)  VALUE(3)  OUTSTANDING   NET ASSETS  RETURN(4)  RETURN(4)   RATIO(5)
--------------------------------------------------------------------------------------------------------------------------------
LINCOLN VIPT UBS GLOBAL ASSET ALLOCATION
            2007                 0.55%    1.002%   $ 4.24    $ 4.36      686,357   $ 2,956,804     5.31%      5.79%      1.75%
            2006                 0.55%    1.002%     4.03      4.12      593,314     2,419,231    13.37%     13.65%      1.44%
            2005                 0.75%    1.002%     3.55      3.62      511,350     1,837,921     5.74%      6.00%      1.29%
            2004                 0.75%    1.002%     3.36      3.42      451,129     1,532,825    12.41%     12.69%      1.76%
            2003                 0.75%    1.002%     2.99      3.03      353,266     1,066,543    19.20%     19.50%      3.17%

LINCOLN VIPT WILSHIRE 2010 PROFILE
            2007    10/11/07     0.75%    1.002%    10.49     10.51        2,672        28,077     0.21%      0.33%      0.42%

LINCOLN VIPT WILSHIRE 2020 PROFILE
            2007     6/21/07     0.75%    1.002%    10.34     10.35        4,041        41,789     1.24%      3.96%      0.71%

LINCOLN VIPT WILSHIRE 2030 PROFILE
            2007     6/21/07     0.75%    1.002%    10.44     10.46        4,549        47,561     2.63%      3.12%      0.55%

LINCOLN VIPT WILSHIRE 2040 PROFILE
            2007     6/13/07     0.75%    1.002%    10.27     10.29        3,039        31,223     3.47%      6.97%      1.57%

LINCOLN VIPT WILSHIRE AGGRESSIVE PROFILE
            2007                 0.55%    1.002%    13.87     14.00      246,380     3,422,718     9.91%     10.41%      0.99%
            2006                 0.55%    1.002%    12.62     12.67      155,011     1,957,800    15.38%     15.67%      1.17%
            2005     7/1/05      0.75%    1.002%    10.94     10.96        7,861        86,018     6.19%      8.94%      0.00%

LINCOLN VIPT WILSHIRE CONSERVATIVE PROFILE
            2007                 0.55%    1.002%    11.90     12.01      134,363     1,605,143     6.70%      7.18%      2.31%
            2006                 0.55%    1.002%    11.15     11.20       49,661       555,017     8.25%      8.52%      2.35%
            2005     6/23/05     0.75%    1.002%    10.30     10.32        5,755        59,308     2.66%      2.89%      0.00%

LINCOLN VIPT WILSHIRE MODERATE PROFILE
            2007                 0.55%    1.002%    12.63     12.74      382,694     4,851,349     8.18%      8.67%      1.65%
            2006                 0.55%    1.002%    11.67     11.72      202,936     2,373,754    10.92%     11.20%      1.50%
            2005     6/30/05     0.75%    1.002%    10.52     10.54       39,983       421,080     3.79%      5.01%      0.00%

LINCOLN VIPT WILSHIRE MODERATELY AGGRESSIVE PROFILE
            2007                 0.55%    1.002%    13.15     13.27      358,033     4,721,323     8.72%      9.21%      1.95%
            2006                 0.55%    1.002%    12.09     12.14      184,879     2,239,697    13.00%     13.29%      1.57%
            2005     7/1/05      0.75%    1.002%    10.70     10.72       27,238       291,636     5.09%      6.61%      0.00%

MFS VIT UTILITIES
            2007                 0.55%    1.002%     1.99      2.02    3,515,704     7,031,312    26.62%     27.20%      0.81%
            2006                 0.55%    1.002%     1.57      1.59    2,029,192     3,202,270    29.96%     30.28%      1.75%
            2005                 0.75%    1.002%     1.21      1.22    1,390,120     1,686,788    15.67%     15.97%      0.45%
            2004                 0.75%    1.002%     1.04      1.05      497,755       521,110    28.90%     29.23%      1.09%
            2003                 0.75%    1.002%     0.81      0.81      208,022       168,584    34.54%     34.88%      1.96%

NB AMT MID-CAP GROWTH
            2007                 0.55%    1.002%    16.58     16.99      316,502     5,309,494    21.31%     21.86%      0.00%
            2006                 0.55%    1.002%    13.67     13.94      230,318     3,180,093    13.55%     13.84%      0.00%
            2005                 0.75%    1.002%    12.03     12.24      206,395     2,505,965    12.61%     12.89%      0.00%
            2004                 0.75%    1.002%    10.69     10.84      169,120     1,820,153    15.15%     15.44%      0.00%
            2003                 0.75%    1.002%     9.28      9.39      130,644     1,218,588    26.80%     27.11%      0.00%

NB AMT PARTNERS
            2005                 0.75%    1.002%    12.99     13.21       64,156       841,633    16.87%     17.16%      0.94%
            2004                 0.75%    1.002%    11.11     11.27       43,801       489,576    17.79%     18.09%      0.01%
            2003                 0.75%    1.002%     9.43      9.55       33,683       318,880    33.74%     34.08%      0.00%

PUTNAM VT HEALTH SCIENCES CLASS IB
            2006                 0.00%    0.000%       --        --           --            --     0.00%      0.00%      0.31%
            2005                 0.75%    1.002%     1.04      1.05      525,346       548,214    12.07%     12.35%      0.05%
            2004                 0.75%    1.002%     0.93      0.94      388,298       361,045     6.06%      6.32%      0.17%
            2003                 0.75%    1.002%     0.87      0.88      261,430       228,840    17.21%     17.50%      0.39%

(1) Reflects less than a full year of activity. Funds were first received in this option on the commencement date noted or the option was inactive at the date funds were received.

(2) These amounts represent the annualized minimum and maximum contract expenses of the separate account, consisting primarily of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying funds have been excluded.

(3) As the unit value is presented as a range of minimum to maximum values for only those subaccounts which existed for the entire year, some individual contract unit values may not be within the ranges presented as a result of partial year activity.

(4) These amounts represent the total return, including changes in value of mutual funds, and reflect deductions for all items included in the fee rate. The total return does not include contract charges deducted directly from policy account values. The total return is not annualized. As the total return is presented as a range of minimum to maximum values for only those subaccounts which existed for the entire year, some individual contract total returns may not be within the ranges presented as a result of partial year activity.

(5) These amounts represent the dividends, excluding distributions of capital gains, received by the subaccount from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense guarantee charges, that result in direct reductions in the unit values. The recognition of investment income by the subaccount is affected by the timing of the declaration of dividends by the underlying fund in which the subaccounts invest. Investment income ratios are not annualized.

Note: Fee rate, unit value and total return minimum and maximum are the same where there is only one active contract level charge for the subaccount.

4. PURCHASES AND SALES OF INVESTMENTS

The aggregate cost of investments purchased and the aggregate proceeds from investments sold were as follows for 2007.

                                                        AGGREGATE   AGGREGATE
                                                         COST OF     PROCEEDS
SUBACCOUNT                                              PURCHASES   FROM SALES
------------------------------------------------------------------------------
ABVPSF Global Technology Class B                       $   530,610  $  284,101
ABVPSF Growth and Income Class B                         1,418,075     897,785
American Funds Global Growth Class 2                     3,165,224   1,156,575
American Funds Growth Class 2                           11,602,694   6,618,517
American Funds Growth-Income Class 2                    11,097,491   4,111,850
American Funds International Class 2                     6,721,169   2,452,885
Delaware VIPT Diversified Income                         4,149,131     600,630
Delaware VIPT High Yield                                 1,602,807     467,182
Delaware VIPT REIT                                       4,363,699   3,250,716
Delaware VIPT Small Cap Value Service Class              3,898,348   2,172,256
Delaware VIPT Trend                                      1,560,934   1,849,559
Delaware VIPT Value                                      3,066,344   1,739,357
DWS VIP Equity 500 Index                                 2,113,987   3,979,929
DWS VIP Small Cap Index                                  1,210,792   1,144,312
Fidelity VIP Contrafund Service Class                    7,905,059   2,492,514
Fidelity VIP Growth Service Class                        1,067,940   1,107,777
Lincoln VIPT Baron Growth Opportunities Service Class    2,479,844     935,927
Lincoln VIPT Cohen & Steers Global Real Estate              64,283       6,232
Lincoln VIPT Delaware Bond                               4,661,967   3,387,322
Lincoln VIPT Delaware Growth and Income                  3,285,875   4,522,059
Lincoln VIPT Delaware Managed                            3,773,354   2,145,600
Lincoln VIPT Delaware Social Awareness                   1,522,053   2,092,758
Lincoln VIPT Delaware Special Opportunities              4,374,201   3,082,435
Lincoln VIPT FI Equity-Income                            4,338,289   3,244,515
Lincoln VIPT Janus Capital Appreciation                    925,082   1,645,786
Lincoln VIPT Mondrian International Value                5,173,257   2,653,585
Lincoln VIPT Money Market                               10,947,209   7,153,103
Lincoln VIPT S&P 500 Index                                  30,014       1,005
Lincoln VIPT Small-Cap Index                                16,556         169
Lincoln VIPT T. Rowe Price Structured Mid-Cap Growth       784,346     626,521
Lincoln VIPT UBS Global Asset Allocation                 1,261,734     838,333
Lincoln VIPT Wilshire 2010 Profile                          28,026          28
Lincoln VIPT Wilshire 2020 Profile                          40,945          46

                                                        AGGREGATE   AGGREGATE
                                                         COST OF     PROCEEDS
SUBACCOUNT                                              PURCHASES   FROM SALES
------------------------------------------------------------------------------
Lincoln VIPT Wilshire 2030 Profile                     $    47,648  $      531
Lincoln VIPT Wilshire 2040 Profile                          31,232          45
Lincoln VIPT Wilshire Aggressive Profile                 1,675,035     545,794
Lincoln VIPT Wilshire Conservative Profile               1,215,587     215,921
Lincoln VIPT Wilshire Moderate Profile                   2,743,134     528,023
Lincoln VIPT Wilshire Moderately Aggressive Profile      2,551,044     287,469
MFS VIT Utilities                                        3,519,154     547,003
NB AMT Mid-Cap Growth                                    2,261,598   1,206,072

5. INVESTMENTS

The following is a summary of investments owned at December 31, 2007.

                                                                   NET
                                                         SHARES    ASSET  FAIR VALUE
SUBACCOUNT                                               OWNED     VALUE   OF SHARES   COST OF SHARES
-----------------------------------------------------------------------------------------------------
ABVPSF Global Technology Class B                          74,067  $20.31  $ 1,504,293    $ 1,218,482
ABVPSF Growth and Income Class B                         132,688   26.55    3,522,859      3,272,069
American Funds Global Growth Class 2                     214,846   25.00    5,371,159      4,758,423
American Funds Growth Class 2                            703,525   66.72   46,939,185     37,252,818
American Funds Growth-Income Class 2                     547,000   42.26   23,116,231     21,800,964
American Funds International Class 2                     807,256   24.72   19,955,372     15,187,987
Delaware VIPT Diversified Income                         721,193   10.22    7,370,596      6,948,853
Delaware VIPT High Yield                                 247,257    5.95    1,471,182      1,497,036
Delaware VIPT REIT                                       480,527   15.83    7,606,735      8,542,752
Delaware VIPT Small Cap Value Service Class              286,284   28.57    8,179,137      8,412,813
Delaware VIPT Trend                                      204,954   38.50    7,890,720      6,069,003
Delaware VIPT Value                                      428,504   21.44    9,187,125      8,085,804
DWS VIP Equity 500 Index                                 706,517   15.53   10,972,213      9,055,634
DWS VIP Small Cap Index                                  217,274   14.71    3,196,103      3,008,398
Fidelity VIP Contrafund Service Class                    625,395   27.80   17,385,972     17,159,546
Fidelity VIP Growth Service Class                         77,433   44.99    3,483,694      2,845,835
Lincoln VIPT Baron Growth Opportunities Service Class    194,872   29.94    5,835,255      5,376,277
Lincoln VIPT Cohen & Steers Global Real Estate             6,660    8.05       53,618         58,282
Lincoln VIPT Delaware Bond                             1,108,866   12.68   14,058,206     14,217,714
Lincoln VIPT Delaware Growth and Income                  469,758   36.86   17,313,886     16,682,831
Lincoln VIPT Delaware Managed                            871,117   16.91   14,730,588     13,696,014
Lincoln VIPT Delaware Social Awareness                   334,389   36.65   12,256,701     10,691,872
Lincoln VIPT Delaware Special Opportunities              266,754   42.05   11,217,256     10,007,414
Lincoln VIPT FI Equity-Income                            936,179   16.97   15,886,954     15,519,243
Lincoln VIPT Janus Capital Appreciation                  282,754   24.17    6,834,162      5,868,277
Lincoln VIPT Mondrian International Value                561,340   24.16   13,563,660     10,862,078
Lincoln VIPT Money Market                                983,863   10.00    9,838,632      9,838,632
Lincoln VIPT S&P 500 Index                                 2,837   10.32       29,269         29,002
Lincoln VIPT Small-Cap Index                                 839   19.10       16,028         16,389
Lincoln VIPT T. Rowe Price Structured Mid-Cap Growth     311,709   13.44    4,187,810      3,549,705
Lincoln VIPT UBS Global Asset Allocation                 181,166   15.59    2,824,201      2,603,897
Lincoln VIPT Wilshire 2010 Profile                         2,646   10.61       28,079         27,998
Lincoln VIPT Wilshire 2020 Profile                         3,959   10.49       41,545         40,900
Lincoln VIPT Wilshire 2030 Profile                         4,450   10.66       47,443         47,096
Lincoln VIPT Wilshire 2040 Profile                         2,937   10.50       30,831         31,187
Lincoln VIPT Wilshire Aggressive Profile                 228,192   14.28    3,258,816      2,960,744
Lincoln VIPT Wilshire Conservative Profile               132,910   12.01    1,595,721      1,538,406
Lincoln VIPT Wilshire Moderate Profile                   371,875   12.93    4,806,853      4,465,287
Lincoln VIPT Wilshire Moderately Aggressive Profile      349,266   13.39    4,675,273      4,350,297
MFS VIT Utilities                                        201,646   34.48    6,952,769      5,558,413
NB AMT Mid-Cap Growth                                    176,471   28.50    5,029,416      3,789,296

6. CHANGES IN UNITS OUTSTANDING

The change in units outstanding for the year ended December 31, 2007 is as follows:

                                                         UNITS       UNITS    NET INCREASE
SUBACCOUNT                                               ISSUED    REDEEMED    (DECREASE)
------------------------------------------------------------------------------------------
ABVPSF Global Technology Class B                         104,673     (63,433)     41,240
ABVPSF Growth and Income Class B                         135,779    (104,124)     31,655
American Funds Global Growth Class 2                     337,595    (228,904)    108,691
American Funds Growth Class 2                          1,166,017    (952,502)    213,515
American Funds Growth-Income Class 2                   1,436,207    (981,687)    454,520
American Funds International Class 2                     552,060    (300,230)    251,830
Delaware VIPT Diversified Income                         453,583    (162,364)    291,219
Delaware VIPT High Yield                                 176,488     (84,916)     91,572
Delaware VIPT REIT                                       130,396    (161,770)    (31,374)
Delaware VIPT Small Cap Value Service Class            2,173,567  (1,622,660)    550,907
Delaware VIPT Trend                                    1,047,583  (1,019,134)     28,449
Delaware VIPT Value                                    1,478,497  (1,054,985)    423,512
DWS VIP Equity 500 Index                                 285,096    (409,071)   (123,975)
DWS VIP Small Cap Index                                   70,529     (73,216)     (2,687)
Fidelity VIP Contrafund Service Class                    298,124    (215,472)     82,652
Fidelity VIP Growth Service Class                        165,701    (132,622)     33,079
Lincoln VIPT Baron Growth Opportunities Service Class    130,889     (75,273)     55,616
Lincoln VIPT Cohen & Steers Global Real Estate             7,365        (686)      6,679
Lincoln VIPT Delaware Bond                               879,798    (647,013)    232,785
Lincoln VIPT Delaware Growth and Income                  441,940    (499,289)    (57,349)
Lincoln VIPT Delaware Managed                            676,377    (520,110)    156,267
Lincoln VIPT Delaware Social Awareness                   236,767    (303,260)    (66,493)
Lincoln VIPT Delaware Special Opportunities              298,448    (271,154)     27,294
Lincoln VIPT FI Equity-Income                          1,239,617  (1,302,997)    (63,380)
Lincoln VIPT Janus Capital Appreciation                  699,987    (754,901)    (54,914)
Lincoln VIPT Mondrian International Value              1,581,207  (1,092,539)    488,668
Lincoln VIPT Money Market                              4,535,552  (3,402,320)  1,133,232
Lincoln VIPT S&P 500 Index                                 4,002        (103)      3,899
Lincoln VIPT Small-Cap Index                               1,767         (19)      1,748
Lincoln VIPT T. Rowe Price Structured Mid-Cap Growth     659,393    (492,651)    166,742
Lincoln VIPT UBS Global Asset Allocation                 436,755    (343,712)     93,043
Lincoln VIPT Wilshire 2010 Profile                         2,672          --       2,672
Lincoln VIPT Wilshire 2020 Profile                         4,103         (62)      4,041
Lincoln VIPT Wilshire 2030 Profile                         4,694        (145)      4,549
Lincoln VIPT Wilshire 2040 Profile                         3,147        (108)      3,039
Lincoln VIPT Wilshire Aggressive Profile                 142,336     (50,967)     91,369
Lincoln VIPT Wilshire Conservative Profile               140,521     (55,819)     84,702
Lincoln VIPT Wilshire Moderate Profile                   324,086    (144,328)    179,758
Lincoln VIPT Wilshire Moderately Aggressive Profile      223,481     (50,327)    173,154
MFS VIT Utilities                                      2,065,784    (579,272)  1,486,512
NB AMT Mid-Cap Growth                                    226,157    (139,973)     86,184

The change in units outstanding for the year ended December 31, 2006 is as follows:

                                                         UNITS       UNITS    NET INCREASE
SUBACCOUNT                                               ISSUED    REDEEMED    (DECREASE)
------------------------------------------------------------------------------------------
ABVPSF Global Technology Class B                          64,952     (33,152)     31,800
ABVPSF Growth Class B                                     11,358     (85,467)    (74,109)
ABVPSF Growth and Income Class B                         249,354     (99,427)    149,927
American Funds Global Growth Class 2                     217,209    (115,180)    102,029
American Funds Growth Class 2                          2,664,160  (2,232,614)    431,546
American Funds Growth-Income Class 2                   1,308,392    (952,923)    355,469
American Funds International Class 2                   1,075,809    (819,356)    256,453
Lincoln VIPT Baron Growth Opportunities Service Class     99,338     (40,569)     58,769
Delaware VIPT Diversified Income                         282,846     (74,895)    207,951
Delaware VIPT Global Bond                                 92,923    (815,198)   (722,275)
Delaware VIPT High Yield                                  35,797      (1,740)     34,057

                                                         UNITS       UNITS    NET INCREASE
SUBACCOUNT                                               ISSUED    REDEEMED    (DECREASE)
------------------------------------------------------------------------------------------
Delaware VIPT REIT                                       170,283    (112,100)     58,183
Delaware VIPT Small Cap Value Service Class            1,691,844    (832,300)    859,544
Delaware VIPT Trend                                    1,639,581  (1,409,266)    230,315
Delaware VIPT Value                                    2,540,350  (1,815,034)    725,316
DWS VIP Equity 500 Index                                 945,605    (659,130)    286,475
DWS VIP Small Cap Index                                  132,647     (99,098)     33,549
Fidelity VIP Contrafund Service Class                    797,388    (632,226)    165,162
Fidelity VIP Growth Service Class                        130,181    (139,539)    (9,358)
Janus Aspen Series Worldwide Growth                       23,005    (357,654)   (334,649)
Lincoln VIPT T. Rowe Price Structured Mid-Cap Growth     742,478    (633,054)    109,424
Lincoln VIPT Wilshire Aggressive Profile                 162,640     (15,490)    147,150
Lincoln VIPT Delaware Bond                               951,591    (574,478)    377,113
Lincoln VIPT Janus Capital Appreciation                1,124,446  (1,201,390)    (76,944)
Lincoln VIPT Wilshire Conservative Profile                51,761      (7,855)     43,906
Lincoln VIPT FI Equity-Income                          3,022,457  (2,988,043)     34,414
Lincoln VIPT UBS Global Asset Allocation                 185,768    (103,804)     81,964
Lincoln VIPT Delaware Growth and Income                  915,252  (1,254,632)   (339,380)
Lincoln VIPT Mondrian International Value              2,660,809  (2,077,864)    582,945
Lincoln VIPT Delaware Managed                          1,628,291  (1,509,679)    118,612
Lincoln VIPT Wilshire Moderate Profile                   171,769      (8,816)    162,953
Lincoln VIPT Wilshire Moderately Aggressive Profile      162,824      (5,183)    157,641
Lincoln VIPT Money Market                              3,088,577  (2,704,470)    384,107
Lincoln VIPT Delaware Social Awareness                 1,323,638  (1,344,860)    (21,222)
Lincoln VIPT Delaware Special Opportunities              463,547    (359,699)    103,848
MFS VIT Utilities                                      1,305,403    (666,331)    639,072
NB AMT Mid-Cap Growth                                     75,679     (51,756)     23,923
NB AMT Partners                                           19,866     (84,022)    (64,156)
Putnam VT Health Sciences Class IB                        94,128    (619,474)   (525,346)

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Board of Directors of The Lincoln National Life Insurance Company
   and
Contract Owners of Lincoln Life Variable Annuity Account Q

We have audited the accompanying statement of assets and liabilities of Lincoln Life Variable Annuity Account Q ("Variable Account"), comprised of the subaccounts described in Note 1, as of December 31, 2007, the related statement of operations for the year then ended, and the statements of changes in net assets for each of the respective two years in the period then ended. These financial statements are the responsibility of the Variable Account's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. We were not engaged to perform an audit of the Variable Account's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Variable Account's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of investments owned as of December 31, 2007, by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of each of the respective subaccounts constituting Lincoln Life Variable Annuity Account Q at December 31, 2007, the results of their operations for the year then ended, and the changes in their net assets for each of the two years in the period then ended, in conformity with U.S. generally accepted accounting principles.


/s/ Ernst & Young LLP

Fort Wayne, Indiana
March 7, 2008

                    Lincoln Life Variable Annuity Account Q

                           PART C - OTHER INFORMATION

Item 24. Financial Statements and Exhibits

(a) List of Financial Statements

     1. Part A

     The Table of Condensed Financial Information is included in Part A of this Registration Statement.

     2. Part B

     The following financial statements for the Variable Account are included in Part B of this Registration Statement:

     Statement of Assets and Liabilities - December 31, 2007

     Statement of Operations - Year ended December 31, 2007

     Statements of Changes in Net Assets - Years ended December 31, 2007 and
     2006

     Notes to Financial Statements - December 31, 2007

     Report of Independent Registered Public Accounting Firm

     3. Part B

     The following consolidated financial statements for The Lincoln National Life Insurance Company are included in Part B of this Registration
     Statement:

     Consolidated Balance Sheets - Years ended December 31, 2007 and 2006

     Consolidated Statements of Income - Years ended December 31, 2007, 2006, and 2005

     Consolidated Statements of Shareholder's Equity - Years ended December 31, 2007, 2006, and 2005

     Consolidated Statements of Cash Flows - Years ended December 31, 2007, 2006, and 2005

     Notes to Consolidated Financial Statements - December 31, 2007

     Report of Independent Registered Public Accounting Firm

(b) List of Exhibits

(1) Resolution of Board of Directors and Memorandum from the President of The Lincoln National Life Insurance Company authorizing establishment of the Variable Account are incorporated herein by reference the Registration Statement on Form N-4 (File No. 333-43373) filed on December 29, 1997.

(2) Not Applicable.

(3) Amended and Restated Principal Underwriting Agreement between The Lincoln National Life Insurance Company and Lincoln Financial Distributors, Inc. incorporated herein by reference to Post-Effective Amendment No. 24 (File No. 333-61554) filed on December 18, 2007.

(4)(a) Allocated Group Deferred Variable Annuity Contract incorporated herein by reference to Post-Effective Amendment No. 1 (File No. 333-43373) filed on April 23, 1999.

   (b) Unallocated Group Deferred Variable Annuity Contract incorporated herein by reference to Post-Effective Amendment No. 1 (File No. 333-43373) filed on April 23, 1999.

   (c) Active Life Certificate incorporated herein by reference to Post-Effective Amendment No. 1 (File No. 333-43373) filed on April 23, 1999.

   (d) Section 457 Annuity Endorsement incorporated herein by reference to Pre-Effective Amendment No. 1 (File No. 333-43373) filed on April 24, 1998.

   (e) Section 403(b) Annuity Endorsement incorporated herein by reference to Pre-Effective Amendment No. 1 (File No. 333-43373) filed on April 24, 1998.

   (f) Plan-Reimbursement Endorsement incorporated herein by reference to Pre-Effective Amendment No. 1 (File No. 333-43373) filed on April 24, 1998.

   (g) Plan-Reimbursement Endorsement incorporated herein by reference to Pre-Effective Amendment No. 1 (File No. 333-43373) filed on April 24, 1998.

   (h) Individual Enrollment incorporated herein by reference to Pre-Effective Amendment No. 1 (File No. 333-43373) filed on April 24, 1998.

   (i) Allocated Group Deferred Variable Annuity Contract incorporated herein by reference to Post-Effective Amendment No. 1 (File No. 333-43373) filed on April 23, 1999.

   (j) Amendment to 8/98 Group Deferred Variable Annuity Contract, Harris Trust incorporated herein by reference to Post-Effective Amendment No. 1 (File No. 333-43373) filed on April 23, 1999.

   (k) Active Life Certificate incorporated herein by reference to Post-Effective Amendment No. 1 (File No. 333-43373) filed on April 23, 1999.

   (l) Amendment to Active Life Certificate incorporated herein by reference to Post-Effective Amendment No. 1 (File No. 333-43373) filed on April 23, 1999.

   (m) Amendment to 8/98 Group Deferred Variable Annuity Contract, Minimum Death Benefit incorporated herein by reference to Post-Effective Amendment No. 2 (File No. 333-43373) filed on April 18, 2000.

   (n) Amendment to 8/98 Active Life Certificate, Minimum Death Benefit incorporated herein by reference to Post-Effective Amendment No. 2 (File No. 333-43373) filed on April 18, 2000.

   (o) Subaccount Endorsement incorporated herein by reference to Post-Effective Amendment No. 2 (File No. 333-43373) filed on April 18, 2000.

   (p) Subaccount Endorsement incorporated herein by reference to Post-Effective Amendment No. 2 (File No. 333-43373) filed on April 18, 2000.

   (q) Subaccount Endorsement incorporated herein by reference to Post-Effective Amendment No. 5 (File No. 333-43373) filed on April 4, 2002.

   (r) Subaccount Endorsement incorporated herein by reference to Post-Effective Amendment No. 5 (File No. 333-43373) filed on April 4, 2002.

   (s) Section 403(b) Annuity Endorsement incorporated herein by reference to Post-Effective Amendment No. 6 (File No. 333-43373) filed on April 2, 2003.

(5) Application incorporated herein by reference to Post-Effective Amendment No. 4 (File No. 333-43373) filed on April 11, 2001.

(6)(a) Articles of Incorporation of The Lincoln National Life Insurance Company incorporated herein by reference to Registration Statement on Form S-6 (File No. 333-40745) filed on November 21, 1997.

   (b) By-Laws of The Lincoln National Life Insurance Company incorporated herein by reference to Post-Effective Amendment No. 1 (File No. 333-40937) filed on November 9, 1998.

(7) Not Applicable.

(8) (a) Accounting and Financial Administration Services Agreement dated October 1, 2007 among Mellon Bank, N.A., The Lincoln National Life Insurance Company and Lincoln Life & Annuity Company of New York incorporated herein by reference to the Registration Statement on Form N-4 (File No. 333-147673) filed on November 28, 2007.

     (b) Fund Participation Agreements and Amendments between The Lincoln National Life Insurance Company and:

       (i) Lincoln Variable Insurance Products Trust incorporated herein by reference to Post-Effective Amendment No. 1 on Form N-6 (File No. 333-139960) filed on April 1, 2008.

       (ii) Delaware VIP Trust incorporated herein by reference to Post-Effective Amendment No. 1 on Form N-6 (File No. 333-139960) filed on April 1, 2008.

       (iii) DWS Investments VIT Funds Trust incorporated herein by reference to Post-Effective Amendment No. 1 on Form N-6 (File No. 333-139960) filed on April 1, 2008.

       (iv) Fidelity Variable Insurance Products incorporated herein by reference to Post-Effective Amendment No. 1 on Form N-6 (File No. 333-139960) filed on April 1, 2008.

       (v) Janus Aspen Series incorporated herein by reference to Post-Effective Amendment No. 1 on Form N-6 (File No. 333-139960) filed on April 1, 2008.

       (vi) Neuberger Berman Advisers Management Trust incorporated herein by reference to Post-Effective Amendment No. 1 on Form N-6 (File No. 333-139960) filed on April 1, 2008.

       (vii) Alliance Variable Products Series Fund incorporated herein by reference to Post-Effective Amendment No. 1 on Form N-6 (File No. 333-139960) filed on April 1, 2008.

       (viii) American Funds Insurance Series incorporated herein by reference to Post-Effective Amendment No. 1 on Form N-6 (File No. 333-139960) filed on April 1, 2008.

       (ix) MFS Variable Insurance Trust incorporated herein by reference to Post-Effective Amendment No. 1 on Form N-6 (File No. 333-139960) filed on April 1, 2008.

       (x) Putnam Variable Trust incorporated herein by reference to Post-Effective Amendment No. 1 on Form N-6 (File No. 333-139960) filed on April 1, 2008.

(9) Opinion and Consent of Mary Jo Ardington, Counsel of The Lincoln National Life Insurance Company as to the legality of securities being issued incorporated herein by reference to Pre-Effective Amendment No. 1 (File No. 333-43373) filed on April 24, 1998.

(10) (a) Consent of Independent Registered Public Accounting Firm

   (b) Power of Attorney - Principal Officers and Directors of The Lincoln National Life Insurance Company incorporated herein by reference to Post-Effective Amendment No. 18 (File No. 333-04999) filed on April 4, 2008.

(11) Not Applicable.

(12) Not Applicable.

(13) Organizational Chart of The Lincoln National Insurance Holding Company System incorporated herein by reference to Post-Effective Amendment No. 1 on Form N-6 (File No. 333-139960) filed on April 1, 2008.

Item 25. Directors and Officers of the Depositor

   The following list contains the officers and directors of The Lincoln National Life Insurance Company who are engaged directly or indirectly in activities relating to Lincoln Life Variable Annuity Account Q as well as the contracts. The list also shows The Lincoln National Life Insurance Company's executive officers.


Name                          Positions and Offices with Depositor
---------------------------   -------------------------------------------------------------
Michael J. Burns****          Senior Vice President
Kelly D. Clevenger*           Vice President
Frederick J. Crawford**       Chief Financial Officer and Director
Christine S. Frederick***     Vice President and Chief Compliance Officer
Dennis R. Glass**             President and Director
Mark E. Konen****             Senior Vice President and Director
See Yeng Quek*****            Senior Vice President, Chief Investment Officer and Director
Keith J. Ryan*                Vice President and Director
Dennis L. Schoff**            Senior Vice President and General Counsel
Rise' C.M. Taylor*            Treasurer and Vice President
Westley V. Thompson***        Senior Vice President and Director
C. Suzanne Womack**           Secretary and Second Vice President

         * Principal business address is 1300 South Clinton Street, Fort Wayne, Indiana 46802

   ** Principal business address is Radnor Financial Center, 150 Radnor Chester Road, Radnor, PA 19087

        *** Principal business address is 350 Church Street, Hartford, CT 06103

     **** Principal business address is 100 North Greene Street, Greensboro, NC 27401

   ***** Principal business address is One Commerce Square, 2005 Market Street, 39th Floor, Philadelphia, PA 19103-3682

Item 26. Persons Controlled by or Under Common Control with the Depositor or Registrant

     See Exhibit 13: Organizational Chart of the Lincoln National Insurance Holding Company System.

Item 27. Number of Contractowners

As of February 29, 2008 there were 19,870 contract owners under Account Q.

Item 28. Indemnification

     (a) Brief description of indemnification provisions.

     In general, Article VII of the By-Laws of The Lincoln National Life Insurance Company (Lincoln Life) provides that Lincoln Life will indemnify certain persons against expenses, judgments and certain other specified costs incurred by any such person if he/she is made a party or is threatened to be made a party to a suit or proceeding because he/she was a director, officer, or employee of Lincoln Life, as long as he/she acted in good faith and in a manner he/she reasonably believed to be in the best interests of, or act opposed to the best interests of, Lincoln Life. Certain additional conditions apply to indemnification in criminal proceedings.

     In particular, separate conditions govern indemnification of directors, officers, and employees of Lincoln Life in connection with suits by, or in the right of, Lincoln Life.

     Please refer to Article VII of the By-Laws of Lincoln Life (Exhibit no. 6(b) hereto) for the full text of the indemnification provisions. Indemnification is permitted by, and is subject to the requirements of, Indiana law.

     (b) Undertaking pursuant to Rule 484 of Regulation C under the Securities Act of 1933:

     Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the provisions described in Item 28(a) above or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer, or controlling person of the Registrant in the successful defense of any such action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 29. Principal Underwriter

   Lincoln Financial Distributors, Inc. (LFD) currently serves as Principal Underwriter for: Lincoln National Variable Annuity Fund A (Group & Individual); Lincoln National Variable Annuity Account C; Lincoln National Flexible Premium Variable Life Account D; Lincoln National Variable Annuity Account E; Lincoln National Flexible Premium Variable Life Account F; Lincoln National Flexible Premium Variable Life Account G; Lincoln National Variable Annuity Account H; Lincoln Life Flexible Premium Variable Life Account J; Lincoln Life Flexible Premium Variable Life Account K; Lincoln National Variable Annuity Account L; Lincoln Life Flexible Premium Variable Life Account M; Lincoln Life Variable Annuity Account N; Lincoln Life Variable Annuity Account Q; Lincoln Life Flexible Premium Variable Life Account R; Lincoln Life Flexible Premium Variable Life Account S; Lincoln Life Variable Annuity Account T; Lincoln Life Variable Annuity Account W; and Lincoln Life Flexible Premium Variable Life Account Y.


Name                       Positions and Offices with Underwriter
------------------------   ------------------------------------------------
Terrence Mullen*           Chief Executive Officer, President and Director
David M. Kittredge*        Senior Vice President
Randal J. Freitag*         Vice President and Treasurer
Patrick J. Caulfield**     Vice President and Chief Compliance Officer
Frederick J. Crawford*     Director
Dennis R. Glass*           Director
Keith J. Ryan***           Vice President and Chief Financial Officer
Marilyn K. Ondecker***     Secretary

    * Principal Business address is Radnor Financial Center, 150 Radnor Chester Road, Radnor, PA 19103

         ** Principal Business address is 350 Church Street, Hartford, CT 06103

  *** Principal Business address is 1300 S. Clinton Street, Ft. Wayne, IN 46802

     (c) N/A

Item 30. Location of Accounts and Records

All accounts, books, and other documents, except accounting records, required to be maintained by Section 31a of the 1940 Act and the Rules promulgated thereunder are maintained by The Lincoln National Life Insurance Company, 1300 South Clinton Street, Fort Wayne, Indiana 46802. The accounting records are maintained by Mellon Bank, N.A., One Mellon Bank Center, 500 Grant Street, Pittsburgh, PA 15258.

Item 31. Management Services

Not Applicable.

Item 32. Undertakings

   (a) Registrant undertakes that it will file a post-effective amendment to this registration statement as frequently as necessary to ensure that the audited financial statements in the registration statement are never more than 16 months old for so long as payments under the variable annuity contracts may be accepted.

   (b) Registrant undertakes that it will include either (1) as part of any application to purchase a Certificate or an Individual Contract offered by the Prospectus, a space that an applicant can check to request a Statement of Additional Information, or (2) a post card or a similar written communication affixed to or included in the Prospectus that the applicant can remove to send for a Statement of Additional Information.

   (c) Registrant undertakes to deliver any Statement of Additional Information and any financial statements required to be made available under this Form promptly upon written or oral request to Lincoln Life at the address or phone number listed in the Prospectus.

   (d) Lincoln Life hereby represents that the fees and charges deducted under the contract, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by Lincoln Life.

   (e) Registrant hereby represents that it is relying on the American Council of Life Insurance (avail. Nov. 28, 1988) no-action letter with respect to Contracts used in connection with retirement plans meeting the requirements of Section 403(b) of the Internal Revenue Code, and represents further that it will comply with the provisions of paragraphs
      (1) through (4) set forth in that no-action letter.

Item 33.

For contracts sold in connection with the Texas Optional Retirement Program, Registrant is relying on Rule 6c-7 and represents that paragraphs (a) through
(d) of that rule have been complied with.

                                   SIGNATURES

a) As required by the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets the requirements of Securities Act Rule 485(b) for effectiveness of this Registration Statement and has caused this Post-Effective Amendment No. 13 to the Registration Statement to be signed on its behalf, in the City of Fort Wayne, and State of Indiana on this 4th day of April, 2008.


      Lincoln Life Variable Annuity Account Q (Registrant)
      Multi-Fund (Reg. TM) Group
      By:   /s/ John D. Weber
            ------------------------------------
            John D. Weber
            Second Vice President, The Lincoln National Life Insurance
            Company
                                        (Title)
      THE LINCOLN NATIONAL LIFE INSURANCE COMPANY
      (Depositor)
      By:   /s/ Kelly D. Clevenger
            ------------------------------------
            Kelly D. Clevenger
            (Signature-Officer of Depositor)
            Vice President, The Lincoln National Life Insurance Company
                                        (Title)

(b) As required by the Securities Act of 1933, this Amendment to the Registration Statement has been signed by the following persons in their capacities indicated on April 4, 2008.


Signature                        Title
*                                President and Director (Principal Executive Officer)
------------------------------
Dennis R. Glass
*                                Senior Vice President, Chief Financial Officer and Director (Prin-
------------------------------
                                 cipal Financial Officer)
Frederick J. Crawford
*                                Senior Vice President
------------------------------
Michael J. Burns
*                                Senior Vice President and Director
------------------------------
Mark E. Konen
*                                Senior Vice President, Chief Investment Officer and Director
------------------------------
See Yeng Quek
*                                Vice President and Director
------------------------------
Keith J. Ryan
*                                Senior Vice President and Director
------------------------------
Westley V. Thompson
*By:/s/ Kelly D. Clevenger       Pursuant to a Power of Attorney
 ---------------------------
  Kelly D. Clevenger